SUBCONTRACT

SUBCONTRACTOR:	SUBCONTRACT # 102002SB0P
Cogility Software Corporation	PROJECT # 09004-0495
ADDRESS:	DPAS RATING: DO:A7
45 W 60th Street	TYPE: Firm-Fixed-Price, Level-of-Effort, IDIQ
Suite #34J	INITIAL CEILING VALUE: $250,000
New York, NY 10023	FUNDED VALUE: Cumulative as Ordered
Type of Legal Entity: Corporation State of Incorporation: Delaware Federal ID No: 470878035 NAICS: 541511	PERIOD OF PERFORMANCE: Base: Base: Award Date through 28 July 2015
BUSINESS CLASSIFICATION: 010 Small Business (SB)

INTRODUCTION
This Subcontract (“Subcontract”) is made between Booz Allen Hamilton Inc. (“Booz Allen”), and Cogility  Software  Corporation  (“Subcontractor”),  effective  on  the  first  day  of  the  Period  of Performance as  set  forth  above.   The  effort  to  be  performed by  Subcontractor under  this Subcontract (“Work”) will be part of Booz Allen’s Prime Contract W15P7T-10-D-D415 which has been issued by U.S. Army CECOM - Life Cycle Management Command (CECOM LCMC) (“Client”). The Work, set forth in Part 5.0 (Statement of Work) will be performed on a Firm-Fixed-Price, Level-of- Effort, Indefinite Delivery, Indefinite Quantity basis, in accordance with the terms and conditions of this Subcontract, and any and all attachments and modifications hereto.

This Subcontract consists of the following sections indicated by X, and a final Signature Page:

X	Part 1.0, Schedule	X	Part 4.0, Special Provisions
X	Part 2.0, General Provisions	X	Part 5.0, Statement of Work
X	Part 3.0, Government Provisions	X	Part 6.0, Attachments

SEE LAST PAGE FOR SIGNATURES

PART 1.0- SCHEDULE – FIRM-FIXED-PRICE, LEVEL-OF-EFFORT INDEFINITE DELIVERY, INDEFINITE QUANTITY

ARTICLE 1.1 SCOPE OF WORK

Subcontractor shall, except as otherwise provided, furnish the personnel, materials, equipment, property, and travel necessary to perform the Work. For all Work performed, Subcontractor shall report to, and where required, seek approval from the Booz Allen Technical Representative identified in Article 1.11.

ARTICLE 1.2 SUBCONTRACT TYPE

This Subcontract is a Firm Fixed Price Level of Effort, Indefinite Delivery, Indefinite Quantity Agreement to establish the terms and conditions whereunder Booz Allen will through separate Task Orders, contract for the procurement of services for a fixed price that is established using the Subcontractor’s rates in Article 1.3 (which rates shall include wages, overhead, general and administrative expenses and profit) and applying them to the required level of effort expended over the specified period of time.  Travel and ODC’s shall be billed at cost without fee.  This Subcontract and any Task Orders issued hereunder are subject to the terms, conditions and provisions included herein or incorporated as Attachments hereto. Services shall be ordered by Task Orders in accordance with Article 1.5 “Ordering” below.   Booz Allen shall not be responsible for any other charges beyond those so ordered. All documents processed under this subcontract will be issued through Booz Allen’s eContracting Portal.

ARTICLE 1.3 FIXED LABOR RATES

For all Work, Subcontractor’s hourly rates shall not exceed those set forth as an Attachment in Part
6.1

ARTICLE 1.4  STAFF QUALIFICATIONS

A.	Subcontractor staff shall conform to or exceed the minimum labor category descriptions as an Attachment in Part 6.1.

B.
If the Work performed under this Agreement is for the U.S. Department of Defense or related National Security Agencies, all Subcontractor personnel proposed and/or assigned to these Contracts shall be U.S. Citizens. Subcontractor shall notify the Booz Allen Subcontract Administrator as identified under Article 1.10 Subcontract Administrator, immediately in writing, of any proposed exceptions to this requirement.

C.	Subcontractor shall provide resumes for all Subcontractor staff performing work under this agreement in accordance with the qualifications set forth in Article 1.4A
D.
Subcontractor staff performing work directly in support of the Prime Contract shall have an active security clearance at the Secret level or higher. Subcontractor is responsible for obtaining all necessary clearances needed in support of issued Task Orders.

ARTICLE 1.5  ORDERING

A.	Booz Allen’s designated Subcontract Administrator, as set forth in Article 1.10 is the only person authorized to place Task Orders hereunder.

B.	All Task Orders issued hereunder are subject to the terms and conditions of this Subcontract. A sample Task Order containing the minimum required information is set for in an Attachment in Part 6.4.

C.	There is no limit on the number of Task Orders that may be issued. Booz Allen may issue Task Orders requiring delivery to multiple destinations or performance at multiple locations.

D.
Any Task Order issued during the effective period of this Subcontract, and not completed within that effective period shall be completed by the Subcontractor within the time period specified in the Task Order.  The Subcontract shall govern Subcontractor’s and Booz Allen’s rights and obligations with respect to that Task Order to the same extent as if the Task Order were completed during the Subcontract’s effective period.

E.
Subcontractor shall notify the Booz Allen Subcontract Administrator immediately in writing whenever it anticipates that the total cost required to complete a Task Order is expected to be greater than the funded value established for the Task Order. In any event, if at any time Subcontractor has reason to believe that the hourly rate payments and material costs that will accrue in performing the Task Order in the next succeeding 60 days, if added to all other payments and cost previously accrued, will exceed seventy-five percent (75%) of the total funded amount of the Task Order, Subcontractor shall immediately Booz Allen in writing providing supporting rationale for additional funds. It is mutually agreed and understood that the 75% notification requirement applies to each increment of funds provided under a Task Order issued under this Subcontract. Booz Allen shall not be obligated to pay Subcontractor any amount in excess of the stated Task Order funded value unless and until Booz Allen has modified the Task Order in writing.

F.	Booz Allen makes no guarantee of any minimum amount or level of effort to be procured under this Subcontract.

ARTICLE 1.6 LEVEL OF EFFORT

A.	In performance of this subcontract, Subcontractor shall provide the total level of effort specified in each Task Order.

B.
The level of effort performed in each Task Order shall only include effort in direct support of the Task Order and shall not include effort expended on such things as local travel to and from an employee's usual work location, uncompensated effort while on travel status, truncated lunch periods, work (actual or inferred) at the employee's residence or other non- work locations, or other effort which does not have a specific and direct contribution to tasks described herein.

ARTICLE 1.7  TRAVEL AND OTHER DIRECT COSTS

All costs other than labor shall not be reimbursable under this Subcontract without the prior written approval  of  Booz Allen's  Technical  Representative.  When  authorized,  Subcontractor  shall  be reimbursed for travel and other direct costs at its actual cost, without profit, subject to the following limitations:

A. .	Airfares shall be reimbursed at rates not exceeding the lowest airfare available to the Subcontractor consistent with FAR 31.205-46(b). B. Automobile rental shall be for a compact vehicle.

B.	Automobile rental shall be for a compact vehicle.

C.
Cost for per diem (lodging, meals, and incidental expenses) and personal automobile mileage reimbursement shall not exceed those rates authorized by the U.S. Government Joint Travel Regulations in effect during the time of such travel. See http://perdiem.hqda.pentagon.mil/perdiem/ for guidance.

D.	Use of privately owned (non-commercial) aircraft is not authorized under this Subcontract.

E.	Danger Pay and Post Hardship Differential shall be invoiced in accordance with the Department of State Standard Regulations (DSSR) unless otherwise provided in this Subcontract.

ARTICLE 1.8 TERM OF SUBCONTRACT

The Base Term of this Subcontract is from Award Date through 28 July 2015

ARTICLE 1.09 LIMITATION OF OBLIGATION

A.
Funding for this Subcontract shall be authorized through issuance of individual Task Orders.  The cumulative amount of all Task Orders issued hereunder comprises the funds authorized to cover performance of this Agreement. However, each Task Order is individually funded and the funding is not shared between Task Orders. Booz Allen shall not be obligated to compensate Subcontractor for any Work performed or expenses incurred under any Task Order, in excess of funded value of that Task Order

B.
The cumulative funded value of Task Orders issued hereunder shall not exceed the Ceiling Value of $250,000, unless the Ceiling Value is increased by written agreement between Booz Allen and Subcontractor.

ARTICLE 1.10 SUBCONTRACT ADMINISTRATOR

In regard to administrative and contractual matters relating to this Subcontract, the parties hereby appoint the below-listed persons, or their duly authorized designees, as the only persons empowered to make commitments on behalf of their respective organizations to effect changes to any portion of this Subcontract.

	For Subcontractor:		For Booz Allen:

Name:	Daniel Terry	Name:	Nick D’Abbraccio
Title:	CEO	Title:	Subcontract Administrator
Address:	45 W 60th Street Suite #34J	Address:	304 Sentinel Drive
	New York, NY 10023		Annapolis Junction. MD 20701
Phone:	732-887-2512	Phone:	301-497-7420
Fax:	X	Fax:	X

ARTICLE 1.11 TECHNICAL REPRESENTATIVE

In regard to technical matters relating to this Subcontract, the parties hereby appoint the below-listed representatives:

Name:	For Subcontractor: Stuart Booth	Name:	For Booz Allen: Jason Newbhy
Title:	Project Lead	Title:	Technical Lead
Address:	2922 Oakborough Sq	Address:	4692 Millennium Drive Suite 200
	Oakton, VA 22124		Aberdeen, MD21017
Phone:	571-224-6879	Phone:	410-297-2409
Fax:		Fax:	X
e-mail	sbooth@cogility.com	e-mail	Dabbraccio_nick@bah.com

The Booz Allen Technical Representative (listed above and/or identified in an individual Task Order), or his/her duly authorized designee, is authorized to issue technical direction to Subcontractor. Such direction may include instructions which provide details regarding, or otherwise clarify the Work. This direction shall not constitute new assignments of work, or changes, modifications, or amendments which justify any change to the Subcontract terms and conditions, or price.

ARTICLE 1.12 KEY PERSONNEL

A.
"Key Personnel" is defined as those Subcontractor personnel who are agreed herein by Booz Allen and Subcontractor as essential to the successful completion and execution of this Subcontract, and who are identified and whose responsibilities are set forth in the Task Order.

B.
Key Personnel shall not be removed from this Subcontract without the prior written consent of Booz Allen. Any substitution of Key Personnel shall be made only with persons of equal abilities and qualifications and is subject to prior written approval of Booz Allen.

C.	Booz Allen reserves the right to direct the removal and/or replacement of any individual assigned to this Subcontract at its sole discretion.

D.
If Subcontractor fails to provide suitable and timely assignments or replacements of Key Personnel, Booz Allen may terminate the Subcontract for default in whole or in part. Booz Allen may equitably adjust the Ceiling Value or Funded Value, as the case may be, to compensate Booz Allen for any delay, loss or damage resulting from the loss of Key Personnel.

E.	The identities and responsibilities of Key Personnel will be identified under each Task Order. ARTICLE 1.13 EXCLUSIVITY

ARTICLE 1.13 EXCLUSIVITY

Subcontractor understands and agrees that Subcontractor, including its divisions, affiliates, or subsidiaries, shall perform all Work under the Prime Contract W15P7T-10-D-D415 exclusively for Booz Allen, and for the duration of this Subcontract and any option periods shall not participate in any efforts to perform said Work for the Client as a subcontractor to other entities or persons.

ARTICLE 1.14 INVOICE AND PAYMENT

A.
ALL INVOICES MUST BE SUBMITTED ELECTRONICALLY THROUGH BOOZ ALLEN HAMILTON’S ELECTRONIC INVOICING SYSTEM, INVOICE ONLINE (IOL), IN ACCORDANCE WITH THE INSTRUCTIONS PROVIDED AS AN ATTACHMENT IN PART 6.2.  Subcontractor shall submit only one invoice per month per Task Order. Subcontractor agrees that an invoice submitted through IOL certifies that the invoiced amounts are accurate, and Subcontractor has in its possession records for all amounts for which payment is requested.

B.
Booz Allen will pay Subcontractor thirty (30) days after a valid invoice has been submitted in accordance with this clause. Subcontractor shall enroll in Automated Clearing House (ACH) direct-deposit payment of invoices. Enrollment form shall be completed and submitted in accordance with guidelines provided by the IOL Systems Team.

C.
Unless otherwise specified in the Prime Contract, all direct costs (direct labor, ODC and travel) shall be invoiced no later than 30 days after the end of each Task Order period of performance. Subcontractor agrees to submit all invoices in a timely manner, such failure constitute Subcontractor’s express agreement that the Task Order funds remaining 60 days after the Task Order end date may be unilaterally de-obligated from the Task Order. Final indirect charges, if any, will be considered subject to the Limitation of Funds clause in this subcontract and approval of your final indirect rates by DCAA.

D.	Except as may be specified in paragraph C above, Subcontractor agrees to comply with the following, as applicable:

(1) Subcontractor shall submit an adequate final indirect cost rate proposal to its auditor within the 6-month period following the expiration of each of its fiscal years.

(2) Within 120 days after settlement of the final annual indirect cost rates for all years of a physically complete contract (or longer period if mutually agreed and approved in writing), the Subcontractor shall submit a final, completion invoice to reflect the settled amounts and rates.

(3) Subcontractor’s failure to provide required timely close out documentation may result in Booz Allen’s’ unilateral issuance of final payment to Subcontractor or unilateral de- obligation of funds, which Subcontractor agrees to accept as final and complete payment in full satisfaction of Booz Allen’s obligations hereunder.
(4) Final invoices must be clearly marked.

E.
All Subcontractors traveling to a hazardous location for which Danger Pay and Post Hardship Differential pay are allowable and included as part of this Subcontract, shall prepare and submit invoices in accordance with the Department of State Standard Regulations (DSSR) unless otherwise provided in this Subcontract.

ARTICLE 1.15 INVOICE MONTHLY CONTRACT STATUS REPORTS

Monthly Contract Status Reports, if required, shall be submitted no later than 10 (ten) calendar days after close of the month covered by the report. The status report shall be provided in a format that is specified in each Task Order (if applicable). The monthly report shall be submitted and delivered in soft copy by email to the technical representative designated in the Task Order.

The monthly report shall reflect and match data submitted in the corresponding monthly invoice. Failure to have a matching report and invoice shall be cause for rejection of invoice.

ARTICLE 1.16 AUDIT AND RECORDS

This Article ONLY applies to subcontracted work performed outside of the United States.

For all Task Orders for Work performed outside of the United States, Subcontractor shall maintain and preserve accurate books and records reflecting receipts, disbursements and any other documents relative to costs incurred.  Further, in addition to any audit provisions found in the Prime Contract, and at any time before final payment Booz Allen may request a mutually acceptable third party to perform an audit of the invoices, receipts, disbursements and substantiating material.  Each payment previously made shall be subject to reduction to the extent of amounts that are found by the audit not to have been properly payable in accordance with the payment terms of this Subcontract.  Audit will include, but will not be limited to, individual daily job time cards, invoices for material, expense reports, disbursements and other substantiation supporting invoiced amounts. Booz Allen shall further have the right, upon reasonable written notice to Subcontractor to audit compliance by Subcontractor with all provisions of this Agreement including, but not limited to, provisions of this Agreement related to compliance with the United States Foreign Corrupt Practices Act (“FCPA”) and any other applicable anti-bribery laws. Subcontractor agrees to fully cooperate with respect to any such audit or other compliance review.

PART 2.0 - GENERAL PROVISIONS

ARTICLE 2.1  PRIORITY RATING FOR NATIONAL DEFENSE USE

If this Subcontract is rated under the Defense Priorities and Allocations System (DPAS) (15 CFR
700), as indicated on the cover page hereof, Subcontractor must follow all the requirements of that regulation.

ARTICLE 2.2  NONDISCLOSURE

A.
Subcontractor  acknowledges  that,  in  performing  this  Subcontract,  Booz Allen  may  be required  to  make  available  to  Subcontractor  certain  information  which  Booz Allen  may consider Proprietary and/or Confidential.  Additionally, Subcontractor acknowledges that it may gain access to certain information which may be considered Proprietary and/or Confidential to Client or third parties.   Such information includes without limitation, information related to patents, research, development, computer software, designs or processes, pricing, trade secrets, customer lists and technical and business information and know-how of  Booz Allen  and/or  of  Client  ("Proprietary and/or  Confidential Information"). Subcontractor agrees to safeguard and hold in strictest confidence all Proprietary and/or Confidential Information. All such Proprietary and/or Confidential Information shall remain the property of Booz Allen (or Client or third party as the case may be).  No right or license, express or implied, is granted by this Subcontract in any Proprietary and/or Confidential Information.

B.
If  during  the  performance  of  this  Subcontract,  Subcontractor  is  provided  access  to Booz Allen’s computers, computer systems, and  information systems (including, but  not limited to e-mail, internet, intranet), (collectively “computer business systems”), then Subcontractor agrees to treat information received from these computer business systems as Proprietary and/or Confidential. Access to these computer business systems may be withdrawn at any time, with or without reason, with or without notice. Booz Allen reserves the right to monitor usage of its computer business systems. Subcontractor agrees that it will use Booz Allen’s  computer business systems in  an  appropriate manner, will  not  violate  the security of proprietary/confidential information of Booz Allen and its Client, and will not use these computer business systems in a manner inconsistent with this Subcontract. Subcontractor shall inform its employees who are given access to these computer business systems of the restrictions contained in this paragraph and shall obtain such employees’ written agreement that they will be bound by the restrictions contained in this paragraph. If requested  by  Booz Allen,  Subcontractor will  provide  Booz Allen  copies  of  its  employees written agreements.

C.
Subcontractor recognizes that its violation of this Article 2.2 may give rise to irreparable injury to Booz Allen, inadequately compensable in damages, and that, accordingly, Booz Allen may immediately terminate this Subcontract for default, in whole or in part, and seek and obtain reasonable, injunctive relief from the breach of Subcontractor’s obligations under this Article, in addition to any other legal remedies which may be available

D.
Subcontractor agrees not to make use of nor disclose to third parties any Proprietary and/or Confidential Information except in performance hereunder or as expressly authorized in writing by Booz Allen or, where Client’s Proprietary and/or Confidential Information is being used or disclosed, by Booz Allen and Client. Subcontractor’s obligations under the terms of this provision as it relates to Booz Allen Proprietary and/or Confidential information, shall survive three years beyond the expiration or termination of this Subcontract. Subcontractor’s obligations under the terms of this provision as it relates to Client or third party Proprietary and/or Confidential information, shall survive indefinitely beyond the expiration or termination of this Subcontract or such shorter period as specified by the Client or third party.

E.
Notwithstanding anything contained in paragraphs A and B above, Subcontractor shall not be liable for any release or use of any information if Subcontractor can demonstrate by written evidence that the information:

1.	is part of the public domain through no fault of Subcontractor; or
2.	is in Subcontractor’s rightful possession at the time of receipt thereof; or
3.	is known to Subcontractor independently of Booz Allen and Client and from a source other than one having an obligation of confidentiality to Booz Allen or Client; or
4.	is independently developed by Subcontractor without violation of this or any other agreement.
5.	is disclosed by Subcontractor by order of a court, after the Subcontractor promptly notifies Booz Allen and provides Booz Allen an opportunity to oppose such order.

F.
Upon Booz Allen’s written approval, Subcontractor shall require its lower-tier Subcontractors or Consultants to execute a subcontract or a nondisclosure agreement which contains language substantially similar, as applicable, to that set forth in Article 2.2.

G.	Subcontractor shall comply with any stricter non-disclosure/safeguarding of information obligations of Prime Contract or as may become necessary in performance of this Subcontract.

ARTICLE 2.3  IN-PROCESS TECHNICAL REVIEW

Subcontractor’s performance of the Work shall be subject to in-process technical review by the Booz Allen Technical Representative or such other person(s) as may be designated in writing by Booz Allen, provided such actions are not unreasonable and do not interfere with the progress of the Work.

ARTICLE 2.4  INSPECTION AND ACCEPTANCE OF DELIVERABLES

All materials furnished and services performed hereto shall be subject to inspection and testing by Booz Allen, its agents and by its client.  Inspection and acceptance under this Subcontract shall be governed  by  the  applicable  inspection  and  acceptance  FAR  clause(s)  identified  in  Part  3.0, depending on the type of work identified in the Task Order or Subcontract except that Booz Allen’s acceptance of the Work shall not occur until successful completion of testing and acceptance of the same by Client.

ARTICLE 2.5 RISK OF LOSS AND DAMAGE

Risk of loss and damage shall remain with Subcontractor until final acceptance by Booz Allen, notwithstanding Booz Allen’s physical possession of the Work.

ARTICLE 2.6 PASSAGE OF TITLE

Title to all articles delivered hereunder shall pass to Booz Allen upon final acceptance, unless this Subcontract specifically provides elsewhere for earlier passage of title, regardless of when or where Booz Allen takes physical possession.

ARTICLE 2.7  WARRANTY

A.
Subcontractor warrants that it has all rights necessary to fulfill the requirements of  this Subcontract and represents and warrants that it shall perform the services provided under this Subcontract with a degree of skill, care and judgment which is in accordance with the highest professional standard in the industry, and with personnel who meet the applicable labor category qualifications.

Subcontractor further warrants that services to be performed will be in strict accordance in all respects with this Subcontract and all applicable requirements of the Prime Contract, including scope, duration and limitation periods applicable to any prime contract warranties and/or the Client’s post-acceptance rights.

B.
Subcontractor warrants that none of the goods or services purchased or provided (including software and all forms of written materials), under this Subcontract, infringes or violates any patent, copyright, trademark, service mark, trade secret, or other proprietary interest of any third party.

The following clauses ONLY apply for subcontracted work performed outside of the
United States.

C.
Subcontractor warrants  that  all  information supplied  by  Subcontractor to  Booz  Allen  is complete, truthful, and accurate, and that Subcontractor shall not obtain on Booz Allen's behalf or provide to Booz Allen any information which is not legally available in the Territory (as such term is defined in a Task Order) or which is procurement-sensitive, proprietary, or classified where there is reason to believe that possession of such information is unauthorized, illegal or unethical.

D.
Subcontractor warrants that in performing the duties required under this Subcontract, it will comply with the laws, regulations, and administrative requirements of the Territory (and will not act in a manner inconsistent with, or penalized under, United States law), and shall take no action which would subject Booz Allen to penalties under United States or Territory laws, regulations, and administrative requirements.

E.
Subcontractor warrants that in providing its services to Booz Allen, Subcontractor is fully qualified to assist Booz Allen under the laws,   regulations, and administrative requirements of  the  Territory,  and  that,  to  the  extent  required  by  applicable  law,  regulation,  or administrative requirement,Subcontractor  has  obtained  licenses  or  completed  such registrations in the Territory as may be necessary or required to perform the duties of Subcontractor as set forth in this Subcontract.

F.
Subcontractor warrants that, in connection with the Work provided to Booz Allen hereunder, it has not and will not make any payments, gifts or other forms of consideration, or make any offers or promises of payments, gifts or other forms of consideration, of any kind, directly or indirectly,  to  any  official,  employee  or  agent  of  the  Government  or  any  state-owned enterprise, public international organization, candidate for public office, members of a royal family, members of a political party, or an officer, director, or employee, or an affiliate of Client.

G.
Subcontractor warrants that it has not and will not pay or tender, directly or indirectly, any commission, finder’s or referral fee to any person or firm in connection with the Work rendered to or its activities on behalf of Booz Allen.

H.
Subcontractor warrants that in respect of any business for which Subcontractor provides or may have provided Work to Booz Allen hereunder, Subcontractor has not paid, offered,  or agreed to pay any political contributions or donations.

ARTICLE 2.8 INTELLECTUAL PROPERTY

A.   Subcontractor submitted to the Government/Client a Data Rights Assertion Table dated April 28, 2009 for the purpose of protecting Subcontractor's intellectual property on the JIEDDO WRITE program which has since been renamed the JIST program after its transfer to DCGS-A. Subcontractor hereby re-asserts that the Government/Client's rights to use, release, or disclose the technical data and computer software described in such Data Rights Assertion Table dated April 28, 2009 should be restricted.

B.   Subcontractor granted to the Government/Client a perpetual, limited, non-transferable, non- sublicensable, and non-exclusive license to certain Licensed Product pursuant to a Cogility Software Corporation License Agreement between Subcontractor and the Government/Client dated September 12, 2011. Nothing in this Agreement shall be deemed to amend or modify such Cogility Software Corporation License Agreement.

C. Subcontractor has been notified by the U.S. Patent Office that Subcontractor will soon be granted a patent or patents in regard to, among other things, a "System and Method For Temporal Correlation of Observables"; see U.S. Patent Office Docket No.: 008889P002. Subcontractor hereby asserts that the Government/Client's rights to use, release, or disclose the technical data and computer software evidenced by such patent or patents should be restricted outside of the JIST program.

D.  Subject to and without limiting the generality of Article 2.8A, 2.8B, and 2.8C above:

(1) It is understood that certain copyrighted technical data/ software which may be supplied by the Subcontractor will need to be protected, and a Data Rights Assertion Table will be provided on a Task Order Basis to specify the subject software requiring such protection. In addition to the Government’s/Client’s rights in data, inventions and computer software, and computer software documentation, Booz Allen will be granted any additional rights in such Technical Data or Software that are deemed necessary for the purposes of testing the deliverable prior to submission to the government client to ensure that the deliverable is meeting all the client's specifications, and to prepare derivative works, and to make and distribute authorized copies of the data and software that are consistent with the terms and conditions of task orders and purchase agreements which may be issued to the Subcontractor pursuant to this subcontract. Subcontractor shall not deliver, and shall not incorporate into any deliverable, any third party data protected by copyright or similar right.

(2) The parties expressly agree that all original works of authorship fixed in any tangible form, including software improvements, enhancements, derivative works and mask works, whether specially ordered or commissioned, made by Subcontractor alone or jointly with others in the performance of this Agreement or any Task Order issued under this Agreement, are hereby assigned, conveyed and transferred to the Federal Government.

(3) Subcontractor shall remain the sole and exclusive owner of any and all other intellectual property rights and interests which are owned or controlled by Subcontractor. However, Subcontractor must identify any intellectual property that it intends to deliver (or embody or include in a development or deliverable) under this Agreement with restrictions on the Federal Government’s and Prime Contractor’s right to use, release or disclose.

ARTICLE 2.9  PRESERVATION, PACKING, PACKAGING, AND MARKING

Preservation, packing, packaging, and marking for shipment of all products and materials ordered hereunder shall be in accordance with any applicable Prime Contract requirements or, if none, the best commercial practice and adequate to ensure both acceptance by common carrier and safe transportation at the most economical rate.

ARTICLE 2.10  TERMINATION

A.	Booz Allen may terminate this Subcontract, in whole or in part, for default based upon any of the following default conditions:

1.         Subcontractor fails to fulfill any of its obligations hereunder;
2.         Subcontractor  fails  to  make  progress,  so  as  to  endanger  performance  of  this Subcontract.
3.         Subcontractor  fails   to   provide  written  assurances  of   performance  after  such assurances are requested by Booz Allen,
4.         Subcontractor or  its  employees or  agents engage in  conduct in  violation of  laws applicable to fraud or public contracting in performance of this Subcontract.
5.         The cessation of Subcontractor’s operations in the normal course of business; or
6.         Insolvency of Subcontractor or the entering into or filing by or against Subcontractor of a petition, arrangement, or proceeding seeking an order for relief under the bankruptcy laws of the United States, a receivership for any of the assets of the Subcontractor, a composition with or assignment for the benefit of creditors, a readjustment of debt, or the dissolution or liquidation of Subcontractor.
7.         Booz  Allen’s  good  faith  determination  that  Subcontractor  and/or  any  Affiliated Person, has breached its Representations and Warranties as set forth in Article 2.37 and/or otherwise has committed a violation of the FCPA and/or any other applicable anti-bribery laws   and/or any Affiliated Person has been named, appointed, or otherwise becomes a Foreign Official
8.         Subcontractor  fails  or  refuses  to  promptly  furnish  any  anti-bribery  non-violation certification as may be requested by Booz Allen.

B. C. D. E.
Booz Allen shall notify Subcontractor in writing of the default condition and, to the extent such condition is curable, shall allow Subcontractor seven (7) calendar days (or less time to the extent dictated under the circumstances) within which to effect a cure. If the condition is cured within the allowed period, this Subcontract shall remain in full force and effect.  If the default condition remains uncured beyond the allowed period or is otherwise deemed uncurable, Booz Allen may terminate this Subcontract, in whole or in part by written notice of termination to Subcontractor.

Additionally, Booz Allen may terminate this Subcontract, in whole or in part, for its convenience.

All notices of termination shall, at a minimum, state the basis for termination, and the date upon which such termination will become effective.

Upon termination of this Subcontract for any reason, and except as otherwise directed by Booz Allen, Subcontractor shall:

1.	Stop Work under this Subcontract on the date and to the extent specified in the notice of termination,

2. 3.
Terminate all Work to the extent that they relate to the performance      of    any    Work terminated by the notice of termination, and

Transfer all Work in progress which is included in the terminated Work to Booz Allen.

ARTICLE 2.11  INDEMNITY

A.
Subcontractor  agrees  to  indemnify  and  save  harmless  Booz Allen,  its  subsidiaries  and affiliates, their officers, directors, agents, and employees from and against any and all third party claims (including Client claims and/or Subcontractor employee claims), liability, loss, expenses, suits, damages, judgments, demands, credits, fines, penalties and costs, (and any Booz Allen reasonable legal and professional fees and expenses) arising out:

1.	The acts or omissions of Subcontractor, its employees, officers, directors, agents or its subcontractors;
2. 3.
Injury  or  death  to  persons,  including  officers,  directors,  employees,  agents  and subcontractors of Subcontractor, or loss of or damage to property, or fines and penalties which may result, in whole or in part, by reason of the buying, selling, distribution, or use of any of the goods or services purchased or provided under this Subcontract except to the extent that such injury, death or damage is due to the negligence of Booz Allen;
False claims submitted or caused to be submitted, or misrepresentation of fact or fraud, or violation of law, by Subcontractor, its employees, officers, directors, agents or its subcontractors;

4.	Violation by Subcontractor, its employees, officers, directors, agents or its subcontractors, of nondisclosure obligations under Article 2.2 of this Subcontract; or
5.	Violation by Subcontractor, its employees, officers, directors, agents or its subcontractors, of Export Control obligations under Article 2.30 of this Subcontract.

B.
Subcontractor shall defend and settle at its sole expense all suits or proceedings arising out of the foregoing, provided that Subcontractor has notice or is given prompt notice of such claim or suit and, further, that Subcontractor shall be given necessary information, reasonable assistance (at Subcontractors expense) and the authority to defend such claim or suit. Subcontractor shall not settle, compromise or discharge any pending or threatened suit, claim or litigation, arising out of, based upon, or in any way related to this Subcontract and to which Booz Allen is or may reasonably be expected to be a party, unless and until Subcontractor has obtained a written agreement, approved by Booz Allen (which shall not be unreasonably withheld) and executed by each party to such proposed settlement, compromise or discharge, releasing Booz Allen from any and all liability.

The following indemnification terms and conditions shall apply whenever Subcontractor is required to travel to a Hazard/Danger Zone as identified by the U.S. Department of State website at http://www.state.gov.  Acceptance of the following terms and conditions, without exception of any kind, is required prior to subcontractor travel.

C.
Booz Allen assumes no responsibility for the security or safety of Subcontractor employees or agents under this Subcontract.  Subcontractor (and anyone claiming through Subcontractor) hereby agrees to waive any and all claims against Booz Allen arising from the death or injury of Subcontractor employees or agents or damage to the property of Subcontractor and its employees or agents during the performance of services under this Subcontract. Subcontractor agrees to indemnify, defend, and hold harmless Booz Allen and Client, their officers, directors, agents, and employees from and against any and all claims and liability, loss, expenses, suits, damages, judgments, demands, and costs (including reasonable legal and professional fees and expenses) arising out of the death or injury of Subcontractor employees or agents or damage to the property of the employees or agents of Subcontractor. The preceding indemnification shall in no way diminish Subcontractor’s obligations under Paragraph A above.

D.
Limitation  of  Liability  and  Disclaimer:    NEITHER  BOOZ  ALLEN  NOR  ITS  OFFICERS, DIRECTORS, EMPLOYEES, PARENTS, SUBSIDIARIES AND AFFILIATES (HEREINAFTER COLLECTIVELY, "THE BOOZ ALLEN GROUP") SHALL HAVE ANY LIABILITY WITH RESPECT TO THEIR OBLIGATIONS HEREUNDER OR OTHERWISE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE OR CONSEQUENTIAL DAMAGES, INCLUDING WITHOUT LIMITATION, DAMAGES FOR LOSS OF USE, LOST PROFITS, LOST SAVINGS OR OTHER FINANCIAL LOSS, EVEN IF THEY  HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES.  FURTHER, THE BOOZ ALLEN GROUP SHALL NOT HAVE ANY LIABILITY TO SUBCONTRACTOR OR ANY OTHER PERSON IN CONNECTION WITH THE SERVICES RENDERED PURSUANT TO THIS AGREEMENT, EXCEPT FOR ANY LIABILITY FOR LOSSES, CLAIMS, DAMAGES OR LIABILITIES WHICH HAVE BEEN FINALLY DETERMINED IN ACCORDANCE HEREOF TO HAVE RESULTED SOLELY FROM THE BOOZ ALLEN GROUP'S GROSS NEGLIGENCE OR UNLAWFUL OR WILLFUL MISCONDUCT.  IN ANY EVENT, THE LIABILITY OF THE BOOZ ALLEN GROUP TO SUBCONTRACTOR  FOR  ANY  REASON  AND  UPON  ANY  CAUSE  OF  ACTION  SHALL  BE LIMITED TO THE AMOUNT PAID TO BOOZ ALLEN BY THE CLIENT FOR THE SERVICES GIVING RISE TO THE LIABILITY.  THIS LIMITATION APPLIES TO ALL CAUSES OF ACTION IN THE AGGREGATE, INCLUDING WITHOUT LIMITATION, BREACH OF CONTRACT, BREACH OF WARRANTY, NEGLIGENCE, MISREPRESENTATIONS, AND OTHER TORTS.   BOTH PARTIES AGREE THAT THE FEES, REMEDIES, AND LIMITATIONS HEREIN FORM AN ESSENTIAL OF THE BARGAIN AND REPRESENT AN EQUITABLE ALLOCATION OF RISKS BETWEEN THE PARTIES.

ARTICLE 2.12    INTELLECTUAL PROPERTY INDEMNITY

A.
Subcontractor  agrees  to  indemnify  and  save  harmless  Booz Allen,  its  subsidiaries  and affiliates, their officers, directors, agents, and employees from and against any and all third party claims (including Client claims and/or Subcontractor employee claims) and related liability, loss, expenses, suits, damages, judgments, demands, credits, fines, penalties and costs (and any Booz Allen reasonable legal and professional fees and expenses) arising out of the actual or alleged infringement or other violation of any patent, copyright, trademark, service mark, trade secret, or other proprietary interest of any third party resulting from Booz Allen’s use, distribution, sale, sublicensing, or possession of the goods or services purchased or provided, (including software and all forms of written materials) or from the use or possession of said goods or services by Client; and Subcontractor shall defend and settle at its sole expense all suits or proceedings arising out of the foregoing, provided that Subcontractor has notice or is given prompt notice of such claim or suit and, further, that Subcontractor shall be given necessary information, reasonable assistance and the authority to defend or settle such claim or suit.   Subcontractor shall not settle, compromise or discharge any pending or threatened suit, claim or litigation, arising out of, based upon, or in any way related to the subject matter of this Subcontract and to which Booz Allen is or may reasonably be expected to be a party, unless and until Subcontractor has obtained a written agreement, approved by Booz Allen (which shall not be unreasonably withheld) and executed by each party to such proposed settlement, compromise or discharge, releasing Booz Allen from any and all liability.

B.
If  any  of  the  goods  or  services  provided  by  Subcontractor hereunder  (including  without limitation software and all forms of written materials), become the subject of a claim of infringement or violation of a third party's intellectual property, privacy and/or proprietary rights, Subcontractor shall, in addition to its indemnity obligations as set out above, continue performance under this Subcontract at Booz Allen’s direction and at Subcontractor’s own expense;

1. Procure for Booz Allen and Client the right to continue use and distribution of the infringing goods or services or,
2. Modify the goods or services in a manner that complies with this Subcontract and which are non-infringing, or

3.   Replace  them  with  equivalent,  non-infringing  counterparts  that  are  otherwise acceptable under the Subcontract, or
4. Refund to Booz Allen all monies paid for the infringing goods and services and any costs or damages incurred or suffered by Booz Allen caused by such infringement. The remedies provided in this clause are cumulative and not exclusive.

C.	All representations and warranties of Subcontractor’s contractors and suppliers together with their service warranties and guarantees, if any, shall run to Booz Allen and Client.

ARTICLE 2.13  INSURANCE (domestic)

A.
Subcontractor will  procure and maintain the following insurance coverage with  insurers carrying a current A. M. Best Rating of AX or better. Insurance carriers with lower ratings are subject to review and acceptance by Booz Allen, which will not be unreasonably withheld Subcontractor shall include all of its lower-tier Subcontractors or Consultants as insureds under   its   policies  and/or  require   any   Subcontractors  or   Consultants  to   meet   the requirements cited below:

1.           Commercial General Liability Insurance

i.	Limit:	No less than $1 Million combined single limit for bodily injury and/or property damage per occurrence, $2 Million in the aggregate.

ii.	Extensions:	Contractual Liability, Premises/Operations, Products/Completed Operations, Broad Form Property Damage.

♦  Booz Allen Hamilton Inc, its officers and employees shall be named as an additional insured.   A Waiver of Subrogation shall be obtained from the General Liability insurance carrier in favor of Booz Allen Hamilton Inc.

2.   Automobile Liability Insurance
i.	Limit:	No less than $1 Million combined single limit for bodily injury and/or property damage per occurrence.
ii
Extensions: Policy shall apply to all vehicles including owned, leased, hired and non-owned used  in  connection with  the  Work.    Booz Allen  Hamilton Inc.,  its officers and employees shall be named as an additional insured.

3.    Statutory Workers’ Compensation and Employers’ Liability (EL)
i.      Limit:     No less than $1 Million (EL) per occurrence.

♦ Waiver of Subrogation shall be obtained from the Workers’ Compensation insurance carrier in favor of Booz Allen Hamilton Inc.

4.   Professional Liability (Errors & Omissions)
i.  Limit:   No Less than $1 Million per claim

5.    All-Risk Property
i. Limit:  Value of Personal Property
ii.  Extensions: Replacement Cost, Valuable Papers Coverage

♦ Subcontractor is responsible for insuring all of its own property and/or Property/equipment  owned  by  Booz Allen  and/or  the  Client  in  its  care, custody and control. When applicable, Booz Allen Hamilton Inc. and/or client are to be named as a Loss Payee (s) on Subcontractor’s All-Risk Property insurance policy.

6.   Defense Base Act (DBA), if work is to be performed outside U.S. i.  Limit:Defense Base Act Benefits
ii.  Coverage  must  be  purchased  through  authorized  carrier  per  Department  of Labor, or sole source program, if applicable

B.
The insurance required by this clause shall not be canceled, materially changed, reduced in coverage or in limits except after 30 days written notice has been given to Booz Allen.  Any deductibles or self-insured retentions are the responsibility of Subcontractor.

C.
If any of the aforementioned insurance policies are written on a claims-made basis, the Subcontractor  warrants  that  continuous  coverage  will  be  maintained  or  an  extended discovery period will be exercised for a period of two years beginning from the time this Work is completed.

D.
Prior to the commencement of Work, and thereafter upon policy expiration, Subcontractor shall provide certificates of insurance to Booz Allen evidencing the insurance required under this clause specifying additional insured status and waiver of subrogation where applicable.

E.
The approval of the insurance by Booz Allen shall not relieve or decrease the liability of the Subcontractor. It is understood that Booz Allen does not in any way represent that the insurance or the limits of insurance specified herein are sufficient or adequate to protect the Subcontractor’s interest or liabilities.

ARTICLE 2.14  CLAIMS RELATED TO PRIME CONTRACTS

If a decision is made by the contracting official of Client, and such decision pertains to the subject matter of this Subcontract and is binding on Booz Allen, then such decision also shall be binding upon Subcontractor with respect to such matter. If, as a result of any such decision, Booz Allen is unable to obtain payment or reimbursement from Client, or is required to refund or credit to Client, any amount with respect to any item or matter. Subcontractor shall, on demand, promptly pay or repay such amount to Booz Allen. Booz Allen’s maximum liability for any matter connected with or related to this Subcontract which was properly the subject of a claim is the amount of Booz Allen’s recovery from the Client for that claim.

ARTICLE 2.15  HEADINGS

Headings and captions in this Subcontract are to facilitate reference only, do not form a part of this
Subcontract, and shall not in any way affect the interpretation hereof. ARTICLE 2.16  NOTICE TO BOOZ ALLEN OF DELAYS
If Subcontractor encounters difficulty in meeting performance requirements, anticipates difficulty in complying with this Subcontract's delivery schedule or dates, or has knowledge that any actual or potential situation is delaying, or threatens to delay the timely performance of this Subcontract, Subcontractor shall immediately notify Booz Allen in writing, giving pertinent details.  This notification shall be informational only, and compliance with this provision shall not be construed as a waiver by Booz Allen of any delivery schedule or date or of any rights or remedies.

ARTICLE 2.17  SUBCONTRACT AND ASSIGNMENT

A.	Subcontractor shall not subcontract all or any portion of this Subcontract without Booz Allen's prior written approval.

B.
Subcontractor may not assign, novate, or transfer, by operation of law or otherwise, this Subcontract, in whole or in part, without the prior written approval of Booz Allen. For purposes of this Subcontract, an assignment shall be deemed to occur upon the earlier of the announcement or consummation of any of the following: a merger, consolidation, sale or acquisition of a party or any division or component of Subcontractor; the sale of all or substantially all of the assets of Subcontractor; or the acquisition of a controlling interest in the stock of Subcontractor. Any assignment, novation, or transfer not in accordance with this Article shall be a material breach of this Subcontract, which shall entitle Booz Allen to terminate this Agreement immediately. Payments, whether to Subcontractor or any assignee, shall be subject to setoff or recoupment for claims under this Subcontract which Booz Allen may have against Subcontractor, however arising.

ARTICLE 2.18  MODIFICATIONS

Neither this Subcontract nor any term, condition, or provision hereof, may be altered, changed, or modified in any manner whatsoever except upon the mutual agreement of both parties evidenced by a modification to the Subcontract that is signed by both parties, with the exception of a unilateral modification by Booz Allen.  Such unilateral modifications are authorized to increase Ceiling Values, to issue incremental funding and/or Award Fee if applicable, to make changes in accordance with the Changes or other clauses in the Prime contract or this Subcontract, to issue line item corrections, to exercise option periods, terminations and changes of a purely administrative nature.

ARTICLE 2.19 PUBLIC RELEASES

No news release, public announcement, or advertising material, regardless of media, pertaining to this Subcontract, the Work, or the relationship between the parties hereto in any manner whatsoever shall be issued by Subcontractor without the prior review and written consent of Booz Allen.

ARTICLE 2.20  COMMUNICATIONS WITH CLIENT

Subcontractor is expressly prohibited from communicating with Client personnel with respect to the Prime Contract and/or Subcontract management issues, pricing, payments, specific tasking or Subcontractor’s performance under tasks related to this Subcontract, without the prior consent of Booz Allen, or as otherwise agreed by the parties.   However, nothing in this Article 2.20 shall be construed to restrict (1) the discussion of day-to-day operational issues, or (2) limit Subcontractor’s communications with Client personnel pursuant to FAR 52-203-6. Any authorized communications, other than those expressly provided for herein, between Subcontractor’s personnel and Client personnel shall be conducted in the presence of Booz Allen’s Technical Representative or other authorized representative unless otherwise agreed by the parties.

ARTICLE 2.21  NOTICES

Any notice or other communication required hereunder shall be in writing and shall be sufficiently given if personally delivered or sent by confirmed electronic mail, confirmed facsimile, confirmed overnight delivery, or by first class mail, return receipt requested, postage prepaid, and addressed to the other party at its respective address or facsimile number (as applicable) shown in Article 1.09, “Subcontract Administrator.”  Any notice provided hereunder shall be deemed to have been given and received as shown below:

Type of Delivery	Given and Received
Personally delivered	Immediately upon delivery
By electronic mail	Upon confirmation but no later than 24 hours after transmission
Facsimile	04 hours after transmission
Mailed by Overnight Delivery	24 hours after mailed
First Class Mail (Return Receipt)	72 hours after mailing

ARTICLE 2.22 CHANGES (Firm Fixed Price)

A.	Booz Allen may, by written notice to Subcontractor at any time before completion of any Task Order, make changes within the general scope of the Task Order in any one of the following:

1.           Drawings, designs or specifications;
2.           Description of services to be performed;
3.           Time of performance (e.g. hours of the day, days of the week);
4.           Place of performance of the services.

B.
If any such change causes a material increase or decrease in any hourly rate or the not-to- exceed price, or the time required for the performance of the Task Order, Booz Allen shall make an equitable adjustment in the hourly rates or delivery schedule, or both, and shall modify the Task Order not-to-exceed price.  Subcontractor must have notified Booz Allen in writing of any request for such adjustment within twenty (20) calendar days from the date of such notice from Booz Allen or from the date of any act of Booz Allen which Subcontractor considers to constitute a change.

C.
Failure to agree to any adjustment shall be a dispute under the Disputes clause of this Subcontract.   However, Subcontractor shall proceed with the Work as changed without interruption and without awaiting settlement of any such claim.

ARTICLE 2.23  SEVERABILITY

If any provision of this Subcontract is or becomes void or unenforceable by force or operation of law, the other provisions shall remain valid and enforceable.

ARTICLE 2.24 FORCE MAJEURE

A.
Neither party shall be responsible or liable for damages or loss for any failure to comply with, or for any delay in performance of, the terms of this Subcontract to the extent such failure or delay has not been contractually assumed and arises from causes beyond the control and without the fault or negligence of the performing party. Examples of these causes may include:

1.         Acts of God, or of the public enemy
2.         Acts of the Government in its sovereign (and not contractual) capacity,
3.         Fires,
4.         Floods,
5.         Epidemics,
6.         Quarantine restrictions,
7.         Strikes,
8.         Freight embargoes,
9.         Unusually severe weather,
10.       Shortages of supplies or materials where such supplies or materials were unobtainable from an alternate source.
11.       Acts of war or terrorism, or
12.       Domestic unrest.

In any such instance, however, the failure to perform must be beyond the control and without the fault or negligence of the party or its agents, subcontractors or suppliers. In all such events where performance is delayed or prevented, the affected party shall nonetheless exert reasonable and diligent efforts to remove said causes and resume performance hereunder.

B.
If failure or delay of performance resulting from a condition of force majeure has or is expected to impact Booz Allen’s performance or delivery under the Prime Contract, then Booz Allen may terminate the Subcontract for convenience pursuant to this clause. However, if:

1.         The subcontracted supplies or services were obtainable from another source, and
2.         Booz Allen ordered Subcontractor to purchase these supplies from another source, and

3.          Subcontractor  failed  to  comply  reasonably  with  this  order,  then  Booz Allen  may terminate the Subcontract for default.

ARTICLE 2.25 ANTI-KICKBACK

The Anti-Kickback Enforcement Act of 1986 as referenced in FAR 52.203-7 is hereby incorporated into this Subcontract as a condition of acceptance. If there are reasonable grounds to believe that a violation, as described in paragraph (b) of FAR 52.203-7 may have occurred, this suspected violation should be reported to the Booz Allen EthicsFirst Hotline at 1-800-501-8755. Suspected violations may be reported anonymously.

ARTICLE 2.26 CONFLICT OF INTEREST

As a material obligation hereunder, Subcontractor agrees to remain free of obligations or restrictions that would create a conflict of interest or would otherwise interfere with its obligations under this Subcontract. Subcontractor agrees to immediately notify Booz Allen if, at any time during the term of this Agreement, Subcontractor becomes aware that it has an actual or potential conflict of interest, including without limitation a relationship of any nature which may affect or which may reasonably appear to affect Subcontractor’s objectivity or ability to perform the Work (“Conflict of Interest”).

Subcontractor agrees to use its best efforts to avoid, neutralize or mitigate any identified Conflict of Interest  to  the  satisfaction  of  Booz  Allen  and  Client  and  that  Booz Allen  may  terminate  the Subcontract in whole or in part to the extent the continuation of such work in Booz Allen’s good faith judgment: (1) would create or perpetuate an actual, apparent, perceived or potential Conflict of Interest; or (2) would create or perpetuate the appearance of an unfair competitive advantage resulting from the work.   Booz Allen may setoff amounts due to Subcontractor and/or equitably adjust the Ceiling Value or Funded Value, as the case may be, to compensate Booz Allen for any delay, loss or damage resulting from the Conflict of Interest.

ARTICLE 2.27 GOVERNMENT PROPERTY

Acquisition of any materials by Subcontractor to be charged to this Subcontract must be approved in writing by Booz Allen reasonably in advance of purchase.   The Subcontract will be amended to confirm that the acquisition of materials has been authorized by Booz Allen, and to incorporate Government Property Procedures to be followed.

All materials acquired by Subcontractor and charged to Booz Allen under this Subcontract become the property of the Client. All software/code purchased, provided, written, or developed under this contract for the use or ownership of the Client, becomes the property of the Client.

ARTICLE 2.28 ORDER OF PRECEDENCE

In the event of an inconsistency in this Subcontract, unless otherwise provided herein, the inconsistency shall be resolved by giving precedence in the following order:

1.	Part 1.0	Schedule
2.	Part 4.0	Special Provisions
3.	Part 2.0	General Provisions
4.	Part 3.0	Government Provisions, unless stricter than any of the aforementioned parts of this agreement, in which case the stricter interpretation applies.
5.	Part 5.0	Statement of Work and/or Specifications

6. Part 6.0
Attachments, including Task Orders, unless stricter than any of the aforementioned parts of this agreement, in which case the stricter interpretation applies. (e.g. stricter security clearance requirements.

ARTICLE 2.29  SURVIVABILITY

The terms of Article 2.2, “Nondisclosure,” Article 2.7, “Warranty”, Article 2.10(E), “Termination,” Article 2.11, “Indemnity,” Article 2.12, “Intellectual Property Indemnity”, Article 2.14, “Claims Related to Government Prime Contracts,” Article 2.15, “Headings,” Article 2.19, “Public Releases,” and Article 2.20, “Communications with Client” and Article 2.33, “Disputes and Choice of Law” shall survive the expiration or earlier termination of this Subcontract, as well as such other provisions of this Subcontract, which, by the nature of their terms, shall survive.

ARTICLE 2.30  EXPORT CONTROL

All parties shall comply with all applicable laws and regulations regarding export-controlled items, including, but not limited to the U.S. International Traffic in Arms Regulations (ITAR) and the Export Administration Regulations (EAR), if necessary. Non-U.S. parties shall comply with U.S. reexport regulations for U.S. export controlled items. Export controlled items, as used in this clause, means items subject to either the EAR (15 CFR Parts 730-774), or to the ITAR (22 CFR Parts 120-130). The term includes defense items, defined in the Arms Export Control Act, 22 U.S.C. 2778(j)(4)(A), as defense articles, defense services, and related technical data, and further defined in the ITAR, 22
CFR part 120 and Items as defined in the EAR as “commodities, software, and technology,” terms that are also defined in the EAR, 15 CFR 772.1. Performance under this Agreement is contingent upon Booz Allen obtaining and maintaining any appropriate export authorization, as required.

ARTICLE 2.31 INDEPENDENT CONTRACTOR RELATIONSHIP AND SUBCONTRACTOR PERSONNEL

Subcontractor’s relationship to  Booz Allen  shall  be  that  of  an  independent contractor and  this Subcontract does not create an agency, partnership, or joint venture relationship between Booz Allen and Subcontractor or Booz Allen and Subcontractor personnel.  Personnel supplied by Subcontractor hereunder shall be deemed employees of Subcontractor and shall not for any purposes be considered employees or agents of Booz Allen.   Subcontractor assumes full responsibility for the actions  and  supervision  of  such  personnel  while  performing  services  under  this  Subcontract. Booz Allen assumes no liability for Subcontractor personnel.

ARTICLE 2.32    STOP WORK ORDER

The Booz Allen Subcontract Administrator may, at any time, by written order to Subcontractor, require Subcontractor to stop all, or any part of the Work called for by this Subcontract for a period of ninety (90) days after the order is delivered to Subcontractor, and for any further period to which Booz Allen may extend. The order shall be specifically identified as a Stop Work Order issued pursuant to this clause. Upon receipt of such a Stop Work Order, Subcontractor shall comply with its terms and take all reasonable steps to minimize the incurrence of costs allocable to the Work covered by the Stop Work Order during the period of Work stoppage. Within a period of ninety (90) days after a Stop Work Order is delivered to Subcontractor, or within any extension of that period to which Booz Allen may extend, the Booz Allen Subcontract Administrator shall either: A.Cancel the Stop Work Order, or

B.         Terminate the  Work covered by  the  Stop Work Order as  provided in  the  “Termination”
clauses of this Subcontract.

ARTICLE 2.33  DISPUTES AND CHOICE OF LAW

Both parties shall attempt in good faith to resolve disputes arising hereunder. Pending resolution of any dispute, Subcontractor agrees to proceed diligently with the performance of this Subcontract. The Subcontract shall be governed by the laws of the Commonwealth of Virginia, with the exception of its conflict of laws provisions, and all controversies or disputes arising out of this Subcontract shall be heard in either the Circuit Court of Fairfax County, Virginia or the U. S. District Court for the Eastern District of Virginia, Alexandria Division. Each party hereby waives any objections or right as to lack of jurisdiction or venue, or inconvenient forum.

ARTICLE 2.34  WAIVER

Neither party shall be deemed to have waived any right or remedy unless such waiver is made expressly and in writing.

ARTICLE 2.35  COMPLETE AGREEMENT

This Subcontract is the complete and exclusive statement of the understandings between the parties with regard to the subject matter hereof, and supersedes in its entirety any previous understandings between the parties, whether oral or written.

ARTICLE 2.36  NOTIFICATION OF EMPLOYEE RIGHTS

Compliance with Federal Labor Law Notification Requirements. Subcontractor certifies and agrees that it will post all notices informing employees of their rights under federal labor laws as required by Executive Order 13496 – “Notification of Employee Rights Under Federal Labor Laws” and Title 29, Part 471 – “Obligations of Federal Contractors and Subcontractors; Notification of Employee Rights Under Federal Labor Laws” of the Code of Federal Regulations.” Accordingly, 29 CFR Part 471
Appendix A to Subpart A is hereby incorporated by reference into this Subcontract.

ARTICLE 2.37  COMPLIANCE WITH ANTI-BRIBERY LAW

A.         Subcontractor represents and warrants that it will take no action, directly or indirectly, that would constitute a violation of the United States Foreign Corrupt Practices Act of 1977, as amended from time to time (the “FCPA”), any other applicable anti-bribery laws or regulations, or Booz Allen’s Code of Ethics and associated Anti-Corruption Policy.  Specifically, Subcontractor represents and warrants that neither it nor any of its officers, directors, employees, representatives, contractors, designees, ultimate beneficial owners or shareholders, nor any other party acting on its behalf, will directly or indirectly make, offer, authorize, or promise to make any Payment to obtain or retain any contract, business opportunity or other similar benefit during the course of its performance hereunder the Subcontract:

1.  to or for the use or benefit of any Foreign Official;

2. to any other person where Subcontractor knows or has reason to know or suspect that any part of such Payment will be directly or indirectly given or paid by such other person, or will reimburse such other person, for any Payment previously made or given to any Foreign Official when such Payment could not be made directly in accordance with this Article 2.37; or

3. to any person where such Payment violates any laws, decrees, regulations or policies having the force of law in the country or countries of such person or applicable to such person or the laws of the United States of America.

B.           Definitions. For the purposes of this Article 2.37, the following definitions shall apply:

1.   “Foreign  Official”  is  any  officer,  employee  or  representative  of  a  foreign government (i.e., other than the United States) or any department, agency, or instrumentality thereof, or of a "public international organization," any person acting in an official capacity for or on behalf of a foreign government or government entity or of a public international organization, any foreign political party or party official, any member of a royal family, or any candidate for foreign political office.   Foreign officials include not only elected officials, but also consultants who hold government positions, employees of companies owned by foreign governments, political party officials, and officials of public international organizations.

2. An “Affiliated Person” is any officer, director, or employee of, or owner of any beneficial interest in or with respect to Subcontractor,

3. A “Payment” is any monetary payment, loan, donation, gift, in-kind service, or any other thing of value.

  C.   Subcontractor represents and warrants that unless disclosed to Booz Allen in a separate written statement, neither Subcontractor nor any of its Affiliated Persons are Foreign Officials nor have they been in the last five years.  If at any time during the term of this Agreement, Subcontractor and/or any Affiliated Person is named, appointed, or otherwise becomes a Foreign Official, Subcontractor will notify Booz Allen in writing within three (3) business days.

  D.  Subcontractor represents and warrants that it (or its officers) has not been convicted of, pleaded guilty to, or charged with any offence involving fraud, corruption or bribery in any jurisdiction or country.

  E.   Subcontractor represents and warrants that it is fully qualified to assist Booz Allen and is authorized to act in the capacity contemplated by the Agreement in accordance with all applicable laws. Further, Subcontractor has complied with any applicable registration and licensing requirements necessary to carry out its performance hereunder.

  F.   Subcontractor agrees to immediately inform Booz Allen if a possible violation of the FCPA, other applicable anti-bribery law, and/or Booz Allen’s Code of Ethics or associated Anti-Corruption Policy has taken place. Further, if any Foreign Official or any relative of such Foreign Official solicits, asks for, or attempts to extort, any money or thing of value from Subcontractor, then Subcontractor shall refuse such solicitation, request or extortionate demand, and immediately report the event to Booz Allen.

G.  Subcontractor agrees that full disclosure of information relating to a possible violation by Subcontractor of applicable law, including a violation of the FCPA or any other applicable anti-bribery law, may be made by Booz Allen at any time and for any reason to the U.S. Government, its agencies, and/or any other Government or non-Government party.

Subcontractor warrants that it fully understands these provisions relating to its business conduct and will ensure that it and all Affiliated Persons fully understand and comply with these provisions.

ARTICLE 2.38 SERVICE CONTRACT ACT COMPLIANCE REQUIREMENT

This contract is subject to the Service Contract Act (SCA). Although the exact places of performance are unknown. Labor categories may vary based upon contractor employment policies and labor agreements.

For reference purposes, the current Aberdeen, MD wage determination has been provided in Attachment 6.6. This list is neither inclusive nor indicative that all listed categories may be required during contract performance. Consult the Department of Labor (DOL) website at
<http://www.wdol.gov> f o r specific location w a g e determinations as appropriate.

Subcontractor is responsible for ensuring that the wage rates paid and fringe benefits provided to personnel subject to the SCA meet or exceed the corresponding minimum levels established by the DOL for the appropriate occupational classification and corresponding geographical region for contract performance (See Attachment 6.6). In the event that SCA employees perform work in regions other than Aberdeen, MD , Subcontractor shall ensure that such employees are being compensated in accordance with the corresponding regional DOL Wage Determination. When performance is in a lower wage determination location, Subcontractor is encouraged to propose rates commensurate with the performance location on individual Task Orders.

Subcontractor hereby represents and certifies that it will comply with the Service Contract Act and any applicable Wage Determination. Subcontractor agrees to indemnify, defend, and hold harmless Booz Allen, its subsidiaries and affiliates, and its officers, directors, and employees against any loss, liability, injury, or damage, and associated costs and expenses (including reasonable and necessary attorney’s fees), resulting from actions, claims, demands, or suits asserted by third parties (including employees of Subcontractor) to the extent caused by the actual or alleged violation of the Service Contract Act by Subcontractor or its employees, or its subcontractors or agents, in the performance of the work under this agreement. The rights and obligations of the parties under this clause shall survive the agreement’s termination, expiration, or completion.

Booz Allen shall have the right to audit Subcontractor’s records in order to ensure Subcontractor compliance with the Service Contract Act and any applicable Wage Determination, as provided in this article.

PART 3.0 – GOVERNMENT PROVISIONS FIRM-FIXED-PRICE, LEVEL-OF-EFFORT, INDEFINITE DELIVERY, INDEFINITE QUANITY

The following clauses set forth in the Federal Acquisition Regulation (FAR) and agency acquisition regulation, as  amended  and  modified below,  are  applicable as  indicated, to  this  Subcontract. Without limiting the Subcontract provisions, the FAR clauses are incorporated by reference into this Subcontract with the same force and effect as though set forth in full text.  The dates of the FAR clauses incorporated by reference are the same as the corresponding clause in the Prime Contract or higher-tier subcontract. The following definitions shall apply to this Subcontract Part 3.0 except as otherwise specifically provided.

3.1.           FAR CLAUSES A. DEFINITIONS
The following definitions apply unless otherwise specifically stated: "Booz Allen " - the legal entity issuing this Subcontract.
"Purchasing Representative" – Booz Allen's authorized subcontract administrator. "Subcontractor " - the legal entity which contracts with Booz Allen.
"This Subcontract" - this contractual instrument, including changes.
"Prime Contract" - the Government contract under which this Subcontract is issued. "FAR" - the Federal Acquisition Regulation.

B.         FAR CLAUSES APPLICABLE TO THIS SUBCONTRACT
The clauses in FAR Subpart 52.2 referenced in subparagraph (1) and those clauses referenced and checked in subparagraph (2) below, in effect on the effective date of this Subcontract, are incorporated herein and made a part of this Order. To the extent that an earlier version of any such clause is included in the Prime Contract (or subcontract) under which this Subcontract is issued, the date of the clause as it appears in such Prime Contract or higher-tier subcontract shall be controlling and said version shall be incorporated herein. In all such clauses, unless the context of the clause requires otherwise, the term "Contractor" shall mean Subcontractor, the term "Contract" shall mean this Subcontract, and the terms "Government,"  "Contracting  Officer"  and  equivalent  phrases  shall  mean  Booz Allen  and Booz Allen's  Subcontract  Administrator,  respectively.  It  is  intended  that  the  referenced clauses shall apply to Subcontractor in such manner as is necessary to reflect the position of Subcontractor as a subcontractor to Booz Allen, to insure Subcontractor's obligations to Booz Allen and to the United States Government, and to enable Booz Allen to meet its obligations under its Prime Contract or higher-tier Subcontract.

1.        The following clauses are applicable to this Subcontract:

FAR Reference

Title of Clause
52.202-1                       Definitions(Only if Subcontract exceeds simplified acquisition threshold.)
52.203-3                       Gratuities (Only if Subcontract exceeds simplified acquisition threshold.)
52.203-5      Covenant  Against  Contingent  Fees  (Only  if  Subcontract for  non-commercial items exceeds simplified acquisition threshold.)
52.203-6                       Restrictions on Subcontractor Sales to the Government (Only if Subcontract exceeds simplified acquisition threshold.)

FAR
Reference          Title of Clause
52.203-7           Anti-Kickback Procedures (Except subparagraph (c)(1)) (Only if Subcontract exceeds simplified acquisition threshold.)
52.203-8           Cancellation, Rescission, and Recovery of Funds for Illegal or Improper Activity (Only if Subcontract exceeds simplified acquisition threshold.)
52.203-10         Price or Fee Adjustment for Illegal or Improper Activity (Only if Subcontract exceeds simplified acquisition threshold.)
52.203-12         Limitation on Payments to Influence Certain Federal Transactions (Only if Subcontract exceeds $100,000)
52.203-13         Contractor   Code   of   Business   Ethics   and   Conduct   (Only   if   Subcontract   for noncommercial items exceeds $5,000,000)
52.203-14         Display of Hotline Poster(s) (Only if Subcontract for noncommercial items exceeds $5,000,000, unless performed entirely outside of the U.S.)
52.204-4           Printed  or  Copied  Double-Sided  on  Recycled  Paper  (Only  if  Subcontract  exceeds simplified acquisition threshold.)
52.209-6           Protecting the Government's Interest when Subcontracting with Contractors Debarred, Suspended, or Proposed for Debarment (Only if Subcontract exceeds $30,000
52.211-5           Material Requirements (Only for non-commercial items)
52.211-15         Defense Priority and Allocation Requirements (Only if Subcontract is issued under a rated order)
52.215-2           Audit  and  Records  –  Negotiation  (Only  if  Subcontract  for  non-commercial  items exceeds simplified acquisition threshold.)
52.215-10         Price Reduction for Defective Cost or Pricing Data  (Rights and obligations under this clause shall survive completion of the Work and final payment under this Subcontract) (Only if Subcontract exceeds threshold for cost or pricing data at FAR 15.403-4, unless exemption at FAR 15.403-1 applies.)
52.215-11         Price  Reduction  for  Defective  Cost  or  Pricing  Data  -  Modifications  (Rights  and obligations under this clause shall survive completion of the Work and final payment under this Subcontract) (Only if Subcontract exceeds threshold for cost or pricing data at FAR 15.403-4, unless exemption at FAR 15.403-1 applies.)
52.215-12         Subcontractor Cost or Pricing Data (Only if Subcontract exceeds threshold for cost or pricing data at FAR 15.403-4, unless exemption at FAR 15.403-1 applies.)
52.215-13         Subcontractor  Cost  or  Pricing  Data  Modifications  (Only  if  Subcontract  exceeds threshold for cost or pricing data at FAR 15.403-4, unless exemption at FAR 15.403-1 applies.)
52.215-14         Integrity of Unit Prices (excluding subparagraph (b)) (Only if Subcontract for non- commercial items and requiring supplies exceeds simplified acquisition threshold.)
52.215-15          Pension  Adjustments  and  Asset  Reversions  (Applicable  in  accordance  with  FAR
15.408(g))
52.215-18          Reversion  or  Adjustment  of  Plans  for  Postretirement  Benefits  (PRB)  Other  than ensions (Applicable in accordance with FAR 15.408(j))
52.215-19         Notification of Ownership Changes (Applicable in accordance with FAR 15.408(k))
52.219-8           Utilization of Small Business Concerns (If Subcontract exceeds simplified acquisition threshold, unless performed entirely outside the U.S. and its outlying areas.)
52.222-3           Convict Labor (Only if Subcontract exceeds micro-purchase threshold)
52.222-4           Contract Work Hours and Safety Standards Act – Overtime Compensation (Only if Subcontract for non commercial items exceeds $100,000) (Only paragraphs (a) through (d) and Subcontractor agrees to include these provisions in all lower-tier subcontracts)

FAR
Reference             Title of Clause

52.222-21    Prohibition of Segregated Facilities
52.222-26    Equal Opportunity (except (d) )
52.222-35    Affirmative Action for Special Disabled Veterans,   Veterans of the Vietnam Era, and Other Eligible Veterans (Only if Subcontract exceeds $100,000)
52.222-36    Affirmative Action for Workers with Disabilities (If Subcontract exceed or expected to exceed $10,000, unless both the performance of the work and the recruitment of workers  will  occur  outside  the  United  States,  Puerto  Rico,  the  Northern  Mariana Islands, American Samoa, Guam, the U.S. Virgin Islands and Wake Island.)
52.222-37    Employment Reports on Special Disabled Veterans, Veterans of the Vietnam Era, and Other Eligible Veterans (Only if Subcontract exceeds $100,000)
52.222-50    Combating Trafficking in Persons
52.222-54    Employment Eligibility Verification
52.223-6      Drug Free Workplace (Only if Subcontract exceeds simplified acquisition threshold.)
52.223-14    Toxic  Chemical  Release  Reporting  (Only  if  Subcontract  for  non-commercial  items exceed $100,000)
52.223-18    Contractor Policy to Ban Text Messaging While Driving (Only if Subcontract exceeds micro-purchase threshold)
52.225-13            Restrictions on Certain Foreign Purchases
52.232-1              Payments
52.233-3              Protest After Award
52.244-6              Subcontracts for Commercial Items
52.247-63            Preference for U.S. Flag Air Carriers
52.248-1              Value Engineering (Only if non-commercial Subcontract exceeds $100,000)

2.          The following clauses are applicable to this Subcontract if checked:

2.           The following FAR clauses are applicable to this Subcontract if checked:
	FAR Reference	Title of Clause
	52.203-15	Whistleblower Protections
x	52.203-16	Preventing Personal Conflicts of Interest (DEC 2011)
x	52.204-2	Security Requirements
x	52.204-9	Personal Identity Verification of Contractor Personnel
x	52.204-10	Reporting Executive Compensation and First-Tier Subcontract Awards
	52.204-11	ARRA Reporting Requirements
x	52.208-9	Contractor Use of Mandatory Sources of Supply or Services
	52.211-6	Brand Name or Equal
x	52.211-11	Liquidated Damages –Supplies, Services, or Research and Development
	52.215-17	Waiver of Facilities Capital Cost of Money
	52.215-20	Requirements for Cost or Pricing Data or Information Other Than Cost or Pricing
Data
x	52.215-21	Requirements for Cost or Pricing Data or Information Other Than Cost or Pricing
Data – Modifications
x	52.215-23	Limitations on Pass-Through Charges
x	52.216-7	Allowable Cost and Payment
	52.216-22	Indefinite Quantity
	52.219-9	Small Business Subcontracting Plan (Only if Subcontract exceeds $550,000)
(Does not apply to small business concerns)
	52.219-16	Liquidated Damages - Subcontracting Plan
x	52.218-28	Post-Award Small Business Program Representation

FAR Reference	Title of Clause
x x x x x x x x x x x x x x x x x x x x x X x x x x
52.222-2
52.222-6
52.222-7
52.222-8
52.222-9
52.222-10
52.222-11
52.222-12
52.222-13
52.222-14
52.222-15
52.222-16
52-222-19
52.222-27
52.222-29
52.222-41
52.222-42
52.222-50
52-223-2
52.223-3
52.223-4
52.223-5
52.223-10
52.223-11
52.223-12
52.223-15
52.223-16
52.224-1
52.224-2
52.225-1
52.225-3
52.225-5
52.225-8
52.225-9
52.225-11
52.227-1
52.227-3

Payment For Overtime Premiums
Davis-Bacon Act
Withholding of Funds
Payrolls and Basic Records
Apprentices and Trainees
Compliance with Copeland Act Requirements
Subcontracts (Labor Standards) Contract Termination - Debarment
Compliance with Davis-Bacon and Related Act Regulations
Disputes Concerning Labor Standards
Certification of Eligibility
Approval of Wage Rates
Child Labor –Cooperation with Authorities and Remedies
Affirmative Action Compliance Requirements for Construction
Notification of Visa Denial
Service Contract Act of 1965, as Amended
Statement of Equivalent Rates for Federal Hires
Combating Trafficking in Persons
Affirmative Procurement of Biobased products Under Service and Construction
Contracts.
Hazardous Material Identification and Material Safety Data
Recovered Material Certification
Pollution Prevention And Right-To-Know Information
Waste Reduction Program
Ozone-Depleting Substances
Refrigeration Equipment and Air Conditioners
Energy Efficiency in Energy-Consuming Products
Standard For The Environmental Assessment of Personal Computer Products
Privacy Act Notification
Privacy Act
Buy American Act - Supplies
Buy American Act - Free Trade Agreements - Israeli Trade Act -
Trade Agreements
Duty-Free Entry
Buy American Act - Construction Materials
Buy American Act - Construction Materials under Trade Agreements
Authorization and Consent
Patent Indemnity

x x x	52.227-3 52.227-9 52.227-10 52.227-11 52.227-12 52.227-13 52.227-14 52.227-16 52.227-17 52.227-18 52.227-19 52.227-21
Patent Indemnity (Alt II)
Refund of Royalties
Filing of Patent Applications - Classified Subject Matter
Patent Rights - Ownership by the Contractor (Short Form)
Patent Rights - Ownership by the Contractor (Long Form)
Patent Rights - Ownership by the Government
Rights in Data - General
Additional Data Requirements
Rights in Data - Special Works
Rights in Data - Existing Works
Commercial Computer Software - Restricted Rights
Technical Data Declaration, Revision, and Withholding of Payment - Major

FAR Reference	Title of Clause
x x x x x x x x x x x x x	52.227-22 52.227-23 52.228-3 52.228-4 52.228-5 52.229-3 52.229-6 52.229-8 52.230-2 52.230-3 52.230-5 52.230-6 52.232-9 52.232-20 52.232-22 52.323-11 52.234-1 52.237-2 52.239-1 52.242-1
Systems
Major System - Minimum Rights
Rights to Proposal Data (Technical)
Worker's Compensation Insurance (Defense Base Act)
Worker’s Compensation and War-Hazard Insurance Overseas
 Insurance - Work on a Government Installation
Federal. State, and Local Taxes
Taxes—Foreign Fixed-Price Contracts
Taxes - Foreign Cost-Reimbursement Contracts
Cost Accounting Standards
Disclosure and Consistency of Cost Accounting Practices (delete paragraph (b))
Cost Accounting Standards - Educational Institutions
Administration of Cost Accounting Standards
Limitation on Withholding of Payments
Limitation of Cost
Limitation of Funds
Extras
Industrial Resources Developed Under Defense Production Act Title III
Protection of Government Buildings, Equipment, and Vegetation
Privacy of Security Safeguards
Notice of Intent to Disallow Costs

x x x x x x x x x x x x x x x
52.242-3
52.242-4
52.242-13
52.242-15
52-242-15
52-242-17
52-243-3
52.243-6
52-245-1
52.245-2
52.245-9
52.246-1
52.246-2
52.246-4
52.246-5
52.246-6
52.246-7
52.246-8
52.246-9
52.246-23
52.246-24
52.246-25

Penalties For Unallowable Costs
Certification of Final Indirect Costs
Bankruptcy
Stop-Work Order
Stop-Work Order Alt 1 (APR 1984)
Government Delay of Work
Changes—Time and Materials or Labor Hours
Change Order Accounting (delete reference to the “Disputes” clause in the last sentence)
Government Property
Government Property Installation Operation Services
Use and Charges
Contractor Inspection Requirements
Inspection of Supplies – Fixed-Price
Inspection of Services – Fixed-Price
Inspection of Services – Cost-Reimbursement
Inspection - Time-and-Material and Labor-Hour
Inspection of Research and Development - Fixed Price
Inspection of Research and Development – Cost Reimbursement
Inspection of research and Development (Short Form)
Limitation of Liability
Limitation of Liability – High-Value Items
Limitation of Liability - Services

x x x x	52.247-1 52.247-3 52.247-13 52.247-29	Commercial Bill of Lading Notations Capability to Perform a Contract For the Relocation of a Federal Office Accessorial Services –Moving Contracts F.O.B. Origin

FAR Reference	Title of Clause
x x x X X x x x X	52.247-30 52.247-34 52.247-43 52.247-44 52.247-48 52.247-52 52.247-55 52.247-61 52.247-65 52.247-64 52.247-64 52.247-64
F.O.B. Origin, Contractor’s Facility
F.O.B. Destination
F.O.B. Designated Air Carrier’s Terminal, Point of Exportation
F,O.B. Designated Air Carrier’s Terminal, Point of Importation
F.O.B. Destination –Evidence of Shipment
Clearance and Documentation Requirements –Shipments to DoD Air or Water Terminal Transshipment Points
F.O.B. Point for Delivery of Government-Furnished Property
F,O.B.—Origin—Minimum Size of Shipments
F.O.B. Origin Prepaid Freight –Small Package Shipments
Preference for Privately Owned U.S.-Flag Commercial Vessels
Preference for Privately Owned U.S.-Flag Commercial Vessels - Alternate I
Preference for Privately Owned U.S.-Flag Commercial Vessels - Alternate II

x	52.247-68	Report of Shipment (Reship)
x x x x	52.248-1 52.248-1 52.248-1 52.251-1 52.253-1	Value Engineering - Alternate I Value Engineering - Alternate II Value Engineering - Alternate III G overnment Supply Sources Computer Generated Forms

3.The following FAR clauses are applicable to this Subcontract and are provided in full text:

4.1403 – Contract Clause

(a) Except as provided in paragraph (b) of this section, the contracting officer shall insert the clause at 52.204-10, Reporting Executive Compensation and First-Tier Subcontract Awards, in all solicitations and contracts of $25,000 or more.

(b) The clause is not required in –

(1) Classified solicitations and contracts; or.

(2) Solicitations and contracts with individuals.

52.204-10 – Reporting Executive Compensation and First-Tier Subcontract Awards. As prescribed in 4.1403(a), insert the following clause:

Reporting Executive Compensation and First-Tier Subcontract Awards (Jul 2010) (a) Definitions. As used in this clause:

“Executive” means officers, managing partners, or any other employees in management positions.

“First-tier subcontract” means a subcontract awarded directly by a Contractor to furnish supplies or services  (including  construction)  for  performance  of  a  prime  contract,  but  excludes  supplier agreements with vendors, such as long-term arrangements for materials or supplies that would normally be applied to a Contractor’s general and administrative expenses or indirect cost.

“Total compensation” means the cash and noncash dollar value earned by the executive during the
Contractor’s preceding fiscal year and includes the following (for more information see 17 CFR

229.402(c)(2)):

(1) Salary and bonus.

(2) Awards of stock, stock options, and stock appreciation rights. Use the dollar amount recognized for financial statement reporting purposes with respect to the fiscal year in accordance with the Statement of Financial Accounting Standards No.

123 (Revised 2004) (FAS 123R), Shared Based Payments.

(3) Earnings for services under non-equity incentive plans. This does not include group life, health, hospitalization or medical reimbursement plans that do not discriminate in favor of executives, and are available generally to all salaried employees.

(4) Change in pension value. This is the change in present value of defined benefit and actuarial pension plans.

(5) Above-market earnings on deferred compensation which is not tax-qualified.

(6) Other compensation, if the aggregate value of all such other compensation (e.g., severance, termination payments, value of life insurance paid on behalf of the employee, perquisites or property) for the executive exceeds $10,000.

(b) Section 2(d) of the Federal Funding Accountability and Transparency Act of 2006 (Pub. L. No.
109-282), as amended by section 6202 of the Government Funding Transparency Act of 2008 (Pub. L. 110-252), requires the Contractor to report information on subcontract awards. The law requires all reported information be made public, therefore, the Contractor is responsible for notifying its subcontractors that the required information will be made public.

(c)(1) Unless otherwise directed by the contracting officer, by the end of the month following the month of award of a first-tier subcontract with a value of $25,000 or more, (and any modifications to these subcontracts that change previously reported data), the Contractor shall report the following information at http://www.fsrs.gov for each first-tier subcontract. (The Contractor shall follow the instructions at http://www.fsrs.gov to report the data.)

(i) Unique identifier (DUNS Number) for the subcontractor receiving the award and  for  the  subcontractor’s parent  company,  if  the  subcontractor has  a parent company.

(ii) Name of the subcontractor.

(iii) Amount of the subcontract award. (iv) Date of the subcontract award.

(v) A description of the products or services (including construction) being provided under the subcontract, including the overall purpose and expected outcomes or results of the subcontract.

(vi)   Subcontract   number   (the   subcontract   number   assigned   by   the

Contractor).

(vii) Subcontractor’s physical address including street address, city, state, and country. Also include the nine-digit zip code and congressional district.

(viii) Subcontractor’s primary performance location including street address, city, state, and country. Also include the nine-digit zip code and congressional district.

(ix) The prime contract number, and order number if applicable. (x) Awarding agency name and code.
(xi) Funding agency name and code.

(xii) Government contracting office code.

(xiii) Treasury account symbol (TAS) as reported in FPDS.

(xiv)  The  applicable  North  American  Industry  Classification  System  code

(NAICS).

(2) By the end of the month following the month of a contract award, and annually thereafter, the Contractor shall report the names and total compensation of each of the  five  most  highly  compensated  executives  for  the  Contractor’s  preceding completed fiscal year at http://www.ccr.gov , if—

(i) In the Contractor’s preceding fiscal year, the Contractor received—

(A) 80 percent or more of its annual gross revenues from Federal contracts (and subcontracts), loans, grants (and subgrants) and cooperative agreements; and

(B) $25,000,000 or more in annual gross revenues from Federal contracts (and subcontracts), loans, grants (and subgrants) and cooperative agreements; and

(ii) The public does not have access to information about the compensation of the executives through periodic reports filed under section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m(a), 78o(d)) or section
6104 of the Internal Revenue Code of 1986. (To determine if the public has access to the compensation information, see the U.S. Security and Exchange Commission                total                compensation                filings                at
http://www.sec.gov/answers/execomp.htm .)

(3) Unless otherwise directed by the contracting officer, by the end of the month following the month of a first-tier subcontract with a value of $25,000 or more, and annually thereafter, the Contractor shall report the names and total compensation of each of the five most highly compensated executives for each first-tier subcontractor for the subcontractor’s preceding completed fiscal year at http://www.fsrs.gov , if—

(i) In the subcontractor’s preceding fiscal year, the subcontractor received—

(A) 80 percent or more of its annual gross revenues from Federal contracts (and subcontracts), loans, grants (and subgrants) and cooperative agreements; and

(B) $25,000,000 or more in annual gross revenues from Federal contracts (and subcontracts), loans, grants (and subgrants) and cooperative agreements; and

(ii) The public does not have access to information about the compensation of the executives through periodic reports filed under section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m(a), 78o(d)) or section
6104 of the Internal Revenue Code of 1986. (To determine if the public has access to the compensation information, see the U.S. Security and Exchange Commission total compensation filings at http://www.sec.gov/answers/execomp.htm .)

(d)(1) If the Contractor in the previous tax year had gross income, from all sources, under $300,000, the Contractor is exempt from the requirement to report subcontractor awards.

(2) If a subcontractor in the previous tax year had gross income from all sources under $300,000, the Contractor does not need to report awards to that subcontractor.

(e) Phase-in of reporting of subcontracts of $25,000 or more.

(1) Until September 30, 2010, any newly awarded subcontract must be reported if the prime contract award amount was $20,000,000 or more.

(2) From October 1, 2010, until February 28, 2011, any newly awarded subcontract must be reported if the prime contract award amount was $550,000 or more.

(3) Starting March 1, 2011, any newly awarded subcontract must be reported if the prime contract award amount was $25,000 or more.

(End of clause)

52.219-8 UTILIZATION OF SMALL BUSINESS CONCERNS (DEVIATION 2009-O0009) MAY/2004

(a) It is the policy of the United States that small business concerns, veteran-owned small business concerns, service-disabled veteran owned small business concerns, HUBZone small business concerns, small disadvantaged business concerns, and women-owned small business concerns shall have the maximum practicable opportunity to participate in performing contracts let by any Federal agency, including contracts and subcontracts for subsystems, assemblies, components, and related services for major systems. It is further the policy of the United States that its prime contractors establish procedures to ensure the timely payment of amounts due pursuant to the terms of their subcontracts with small business concerns, veteran-owned small business concerns, service- disabled veteran-owned small business concerns, HUBZone small business concerns, small disadvantaged business concerns, and women-owned small business concerns.

(b) The Contractor hereby agrees to carry out this policy in the awarding of subcontracts to the fullest extent consistent with efficient contract performance. The Contractor further agrees to cooperate in any studies or surveys as may be conducted by the United States Small Business Administration or the awarding agency of the United States as may be necessary to determine the extent of the Contractor's compliance with this clause.

(c) Definitions. As used in this contract—

"HUBZone small business concern" means a small business concern that appears on the List of
Qualified HUBZone Small Business Concerns maintained by the Small Business Administration.

"Service-disabled veteran-owned small business concern" (1) Means a small business concern--

(i) Not less than 51 percent of which is owned by one or more service-disabled veterans or, in the case of any publicly owned business, not less than 51 percent of the stock of which is owned by one or more service-disabled veterans; and

(ii) The management and daily business operations of which are controlled by one or more service-disabled veterans or, in the case of a service-disabled veteran with permanent and severe disability, the spouse or permanent caregiver of such veteran.

(2) Service-disabled veteran means a veteran, as defined in 38 U.S.C. 101(2), with a disability that is service-connected, as defined in 38 U.S.C. 101(16).

“Small business concern" means a small business as defined pursuant to Section 3 of the Small
Business Act and relevant regulations promulgated pursuant thereto.

"Small disadvantaged business concern" means a small business concern that represents, as part of its offer that it meets the criteria consistent with 13 CFR 124.1002—

(1) Not less than 51 percent of which is unconditionally and directly owned by one or more socially and economically disadvantaged individuals who are citizens of the United States, the management and daily business operations of which are controlled by one or more socially and economically disadvantaged individuals; and

(2) Where the concern is owned by one or more individuals, and each individual represents that their net worth does not exceed $750,000 after taking into account the applicable exclusions set forth at 13
CFR 124.104(c)(2).

"Veteran-owned small business concern" means a small business concern--
(1) Not less than 51 percent of which is owned by one or more veterans (as defined at 38 U.S.C. 101(2)) or, in the case of any publicly owned business, not less than 51 percent of the stock of which is owned by one or more veterans; and

(2) The management and daily business operations of which are controlled by one or more veterans.

"Women-owned small business concern" means a small business concern--

(1) That is at least 51 percent owned by one or more women, or, in the case of any publicly owned business, at least 51 percent of the stock of which is owned by one or more women; and

(2) Whose management and daily business operations are controlled by one or more women. (d) Contractors acting in good faith may rely on written representations by their subcontractors regarding their status as a small business concern, a veteran-owned small business concern, a service-disabled veteran-owned small business concern, a HUBZone small business concern, a small disadvantaged business concern, or a women-owned small business concern.
(End of clause)

52.219-25 SMALL DISADVANTAGED BUSINESS PARTICIPATION PROGRAM--DISADVANTAGED STATUS AND REPORTING (DEVIATION 2009-O0009) APR/2008

(a) Disadvantaged status for joint venture partners, team members, and subcontractors. This clause addresses disadvantaged status for joint venture partners, teaming arrangement members, and subcontractors and is applicable if this contract contains small disadvantaged business (SDB) participation targets. The Contractor may accept self-representations of small disadvantaged status from joint venture partners, teaming arrangement members, and subcontractors.

(b) Reporting requirement. If this contract contains SDB participation targets, the Contractor shall report on the participation of SDB concerns at contract completion, or as otherwise provided in this contract. Reporting may be on Optional Form 312, Small Disadvantaged Business Participation Report, in the Contractor's own format providing the same information, or accomplished through using the Electronic Subcontracting Reporting System's Small Disadvantaged Business Participation Report. This report is required for each contract containing SDB participation targets. If this contract contains an individual Small Business Subcontracting Plan, reports shall be submitted with the final Individual Subcontract Report at the completion of the contract.
(End of clause)

52.222-49 SERVICE CONTRACT ACT--PLACE OF PERFORMANCE UNKNOWN MAY/1989

(a) This contract is subject to the Service Contract Act, and the place of performance was unknown when the solicitation was issued. In addition to places or areas identified in wage determinations, if any, attached to the solicitation, wage determinations have also been requested for the following: None. The Contracting Officer will request wage determinations for additional places or areas of performance if asked to do so in writing by the Contractor.

(b) Offerors who intend to perform in a place or area of performance for which a wage determination has not been attached or requested may nevertheless submit bids or proposals. However, a wage determination shall be requested and incorporated in the resultant contract retroactive to the date of contract award, and there shall be no adjustment in the contract price.
(End of Clause)

52.223-7 NOTICE OF RADIOACTIVE MATERIALS JAN/1997

Specific fill-in information will be provided as appropriate on a Task Order basis.

(a) The Contractor shall notify the Contracting Officer or designee, in writing, TBD days prior to the delivery of, or prior to completion of any servicing required by this contract of, items containing either

(1) radioactive material requiring specific licensing under the regulations issued pursuant to the Atomic Energy Act of 1954, as amended, as set forth in Title 10 of the Code of Federal Regulations, in effect on the date of this contract, or

(2) other radioactive material not requiring specific licensing in which the specific activity is greater than 0.002 microcuries per gram or the activity per item equals or exceeds 0.01 microcuries.

Such notice shall specify the part or parts of the items which contain radioactive materials, a description of the materials, the name and activity of the isotope, the manufacturer of the materials, and any other information known to the Contractor which will put users of the items on notice as to the hazards involved (OMB No. 9000-0107).

(b) If there has been no change affecting the quantity of activity, or the characteristics and composition of the radioactive material from deliveries under this contract or prior contracts, the Contractor may request that the Contracting Officer or designee waive the notice requirement in paragraph (a) of this clause. Any such request shall –

(1) Be submitted in writing;

(2) State that the quantity of activity, characteristics, and composition of the radioactive material have not changed; and

(3) Cite the contract number on which the prior notification was submitted and the contracting office to which it was submitted.

(c) All items, parts, or subassemblies which contain radioactive materials in which the specific activity is greater than 0.002 microcuries per gram or activity per item equals or exceeds 0.01 microcuries, and all containers in which such items, parts or subassemblies are delivered to the Government shall be clearly marked and labeled as required by the latest revision of MIL-STD 129 in effect on the date of the contract.

(d) This clause, including this paragraph (d), shall be inserted in all subcontracts for radioactive materials meeting the criteria in paragraph (a) of this clause.
(End of Clause)

52.245-1 GOVERNMENT PROPERTY (DEVIATION -- DARS TRACKING # 2007-O0012) JUN/2007

(a) Definitions. As used in this clause

Acquisition cost means the cost to acquire a tangible capital asset including the purchase price of the asset and costs necessary to prepare the asset for use. Costs necessary to prepare the asset for use include the cost of placing the asset in location and bringing the asset to a condition necessary for normal or expected use.

Cannibalize means to remove serviceable parts from one item of equipment in order to install them on another item of equipment.

Contractor-acquired property means property acquired, fabricated, or otherwise provided by the
Contractor for performing a contract, and to which the Government has title.

Contractor inventory means

(1) Any property acquired by and in the possession of a Contractor or subcontractor under a contract for which title is vested in the Government and which exceeds the amounts needed to complete full performance under the entire contract;

(2) Any property that the Government is obligated or has the option to take over under any type of contract, e.g., as a result either of any changes in the specifications or plans thereunder or of the termination of the contract (or subcontract thereunder), before completion of the work, for the convenience or at the option of the Government; and

(3) Government-furnished property that exceeds the amounts needed to complete full performance under the entire contract.

Contractor's managerial personnel means the Contractor's directors, officers, managers, superintendents, or equivalent representatives who have supervision or direction of

(1) All or substantially all of the Contractor's business;

(2) All or substantially all of the Contractor's operation at any one plant or separate location;
or
(3) A separate and complete major industrial operation.

Demilitarization means rendering a product unusable for, and not restorable to, the purpose for which it was designed or is customarily used.

Discrepancies incident to shipment means any differences (e.g., count or condition) between the items documented to have been shipped and items actually received.

Equipment means a tangible asset that is functionally complete for its intended purpose, durable, nonexpendable, and needed for the performance of a contract. Equipment is not intended for sale, and does not ordinarily lose its identity or become a component part of another article when put into use.

Government-furnished property means property in the possession of, or directly acquired by, the
Government and subsequently furnished to the Contractor for performance of a contract.

Government property means all property owned or leased by the Government. Government property includes both Government-furnished and Contractor-acquired property.

Material means property that may be consumed or expended during the performance of a contract, component parts of a higher assembly, or items that lose their individual identity through incorporation into an end-item. Material does not include equipment, special tooling and special test equipment.

Nonseverable means property that cannot be removed after construction or installation without substantial loss of value or damage to the installed property or to the premises where installed.

Precious metals means silver, gold, platinum, palladium, iridium, osmium, rhodium, and ruthenium. Property means all tangible property, both real and personal.
Property Administrator means an authorized representative of the Contracting Officer appointed in accordance with agency procedures, responsible for administering the contract requirements and obligations relating to Government property in the possession of a Contractor.

Provide means to furnish, as in Government-furnished property, or to acquire, as in contractor- acquired property.

Real property means land and rights in land, ground improvements, utility distribution systems, and buildings and other structures. It does not include foundations and other work necessary for installing personal property.

Sensitive property means property potentially dangerous to the public safety or security if stolen, lost, or misplaced, or that shall be subject to exceptional physical security, protection, control, and accountability. Examples include weapons, ammunition, explosives, controlled substances, radioactive materials, hazardous materials or wastes, or precious metals.

Surplus property means excess personal property not required by any Federal agency as determined by the Administrator of the General Services Administration (GSA).

(b) Property management.

(1) The Contractor shall have a system to manage (control, use, preserve, protect, repair and maintain) Government property in its possession. The system shall be adequate to satisfy the requirements of this clause. In doing so, the Contractor shall initiate and maintain the processes, systems, procedures, records, and methodologies necessary for effective control of Government property, consistent with voluntary consensus standards and/or industry- leading practices and standards for Government property management except where inconsistent with law or regulation. During the period of performance, the Contractor shall disclose any significant changes to their property management system to the Property Administrator prior to implementation.

(2) The Contractor's responsibility extends from the initial acquisition and receipt of property, through stewardship, custody, and use until formally relieved of responsibility by authorized means, including delivery, consumption, expending, disposition, or via a completed investigation, evaluation, and final determination for lost, damaged, destroyed, or stolen property. This requirement applies to all Government property under the Contractor's accountability, stewardship, possession or control, including its vendors or subcontractors (see paragraph (f)(1)(v) of this clause).

(3) The Contractor shall include the requirements of this clause in all subcontracts under which Government property is acquired or furnished for subcontract performance.

(c) Use of Government property. The Contractor shall use Government property, either furnished or acquired under this contract, only for performing this contract, unless otherwise provided for in this contract or approved by the Contracting Officer. The Contractor shall not modify, cannibalize, or make alterations to Government property unless this contract specifically identifies the modifications, alterations or improvements as work to be performed.

(d) Government-furnished property.

(1) The Government shall deliver to the Contractor the Government-furnished property described in this contract. The Government shall furnish related data and information needed for the intended use of the property. The warranties of suitability of use and timely delivery of Government-furnished property do not apply to property acquired or fabricated by the Contractor as contractor-acquired property and subsequently transferred to another contract with this Contractor.

(2) The delivery and/or performance dates specified in this contract are based upon the expectation that the Government-furnished property will be suitable for contract performance and will be delivered to the Contractor by the dates stated in the contract.

(i) If the property is not delivered to the Contractor by the dates stated in the contract, the Contracting Officer shall, upon the Contractor's timely written request, consider an equitable adjustment to the contract.

(ii) In the event property is received by the Contractor, or for Government-furnished property after receipt and installation, in a condition not suitable for its intended use, the Contracting Officer shall, upon the Contractor's timely written request, advise the Contractor on a course of action to remedy the problem. Such action may include repairing, replacing, modifying, returning, or otherwise disposing of the property at the Government's expense. Upon completion of the required action(s), the Contracting Officer shall consider an equitable adjustment to the contract (see also paragraph (f)(1)(ii)(A) of this clause).

(iii) The Government may, at its option, furnish property in an as-is condition. The Contractor will be given the opportunity to inspect such property prior to the property being provided. In such cases, the Government makes no warranty with respect to the serviceability and/or suitability of the property for contract performance. Any repairs, replacement, and/or refurbishment shall be at the Contractor's expense.

(3)(i) The Contracting Officer may by written notice, at any time

(A) Increase or decrease the amount of Government-furnished property under this contract;

(B) Substitute other Government-furnished property for the property previously furnished, to be furnished, or to be acquired by the Contractor for the Government under this contract; or

(C) Withdraw authority to use property.

(ii) Upon completion of any action(s) under paragraph (d)(3)(i) of this clause, and the Contractor's timely written request, the Contracting Officer shall consider an equitable adjustment to the contract.

(e) Title to Government property.

(1) The Government shall retain title to all Government-furnished property. Title to Government property shall not be affected by its incorporation into or attachment to any property not owned by the Government, nor shall Government property become a fixture or lose its identity as personal property by being attached to any real property.

(2) Fixed-price contracts.

(i) All Government-furnished property and all property acquired by the Contractor, title to which vests in the Government under this paragraph (collectively referred to as Government property), are subject to the provisions of this clause.

(ii) Title to each item of equipment, special test equipment and special tooling acquired by the Contractor for the Government under this contract shall pass to and vest in the government when its use in performing this contract commences or when the Government has paid for it, whichever is earlier, whether or not title previously vested in the Government.

(iii) If this contract contains a provision directing the Contractor to purchase material for which the Government will reimburse the Contractor as a direct item of cost under this contract

(A) Title to material purchased from a vendor shall pass to and vest in the Government upon the vendor's delivery of such material; and

(B) Title to all other material shall pass to and vest in the Government upon

(1) Issuance of the material for use in contract performance;

(2) Commencement of processing of the material or its use in contract performance; or

(3) Reimbursement of the cost of the material by the Government, whichever occurs first.

(3) Title under Cost-Reimbursement or Time-and-Material Contracts or Cost-Reimbursable contract line items under Fixed-Price contracts.

(i) Title to all property purchased by the Contractor for which the Contractor is entitled to be reimbursed as a direct item of cost under this contract shall pass to and vest in the Government upon the vendor's delivery of such property.

(ii) Title to all other property, the cost of which is reimbursable to the Contractor, shall pass to and vest in the Government upon

(A) Issuance of the property for use in contract performance;

(B) Commencement of processing of the property for use in contract performance; or

(C) Reimbursement of the cost of the property by the Government, whichever occurs first.

(iii) All Government-furnished property and all property acquired by the Contractor, title to which vests in the Government under this paragraph (e)(3)(iii) (collectively referred to as Government property), are subject to the provisions of this clause.

(f) Contractor plans and systems.
(1) Contractors shall establish and implement property management plans, systems, and procedures at the contract, program, site or entity level to enable the following outcomes:

(i) Acquisition of Property. The Contractor shall document that all property was acquired consistent with its engineering, production planning, and material control operations.

(ii) Receipt of Government Property. The Contractor shall receive Government property (document the receipt), record the information necessary to meet the record requirements of paragraph (f)(1)(iii)(A)(1) through (5) of this clause, identify as Government owned in a manner appropriate to the type of property (e.g., stamp, tag, mark, or other identification), and manage any discrepancies incident to shipment.

(A) Government-furnished property. The Contractor shall furnish a written statement to the Property Administrator containing all relevant facts, such as cause or condition and a recommended course(s) of action, if overages, shortages, or damages and/or other discrepancies are discovered upon receipt of Government-furnished property.

(B) Contractor-acquired property. The Contractor shall take all actions necessary to adjust for overages, shortages, damage and/or other discrepancies discovered upon receipt, in shipment of Contractor-acquired property from a vendor or supplier, so as to ensure the proper allocability and allowability of associated costs.

(iii) Records of Government property. The Contractor shall create and maintain records of all Government property accountable to the contract, including Government-furnished and Contractor-acquired property.

(A) Property records shall enable a complete, current, auditable record of all transactions and shall, unless otherwise approved by the Property Administrator, contain the following:

(1) The name, part number and description, manufacturer, model number, and National Stock Number (if needed for additional item identification tracking and/or disposition).

(2) Quantity received (or fabricated), issued, and balance-on-hand. (3) Unit acquisition cost.

(4) Unique-item identifier or equivalent (if available and necessary for individual item tracking).

(5) Unit of measure.

(6) Accountable contract number or equivalent code designation. (7) Location.

(8) Disposition.

(9) Posting reference and date of transaction. (10) Date placed in service.

(B) Use of a Receipt and Issue System for Government Material. When approved by the Property Administrator, the Contractor may maintain, in lieu of formal property records, a file of appropriately cross-referenced documents evidencing receipt, issue, and use of material that is issued for immediate consumption.

(iv) Physical inventory. The Contractor shall periodically perform, record, and disclose physical inventory results. A final physical inventory shall be performed upon contract completion or termination. The Property Administrator may waive this final inventory requirement, depending on the circumstances (e.g., overall reliability of the Contractor's system or the property is to be transferred to a follow-on contract).

(v) Subcontractor control.

(A) The Contractor shall award subcontracts that clearly identify assets to be provided and shall ensure appropriate flow down of contract terms and conditions (e.g., extent of liability for loss, damage, destruction or theft of Government property).

(B) The Contractor shall assure its subcontracts are properly administered and reviews are periodically performed to determine the adequacy of the subcontractor's property management system.

(vi) Reports. The Contractor shall have a process to create and provide reports of discrepancies; loss, damage, destruction, or theft; physical inventory results; audits and self-assessments; corrective actions; and other property related reports as directed by the Contracting Officer.

(A) Loss, damage, destruction, or theft. Unless otherwise directed by the Property Administrator, the Contractor shall investigate and promptly furnish a written narrative of all incidents of loss, damage, destruction, or theft to the property administrator as soon as the facts become known or when requested by the Government.

(B) Such reports shall, at a minimum, contain the following information: (1) Date of incident (if known).

(2) The name, commercial description, manufacturer, model number, and National Stock Number (if applicable).

(3) Quantity.

(4) Unique Item Identifier (if available).

(5) Accountable Contract number.

(6) A statement indicating current or future need.

(7) Acquisition cost, or if applicable, estimated scrap proceeds, estimated repair or replacement costs.

(8) All known interests in commingled property of which the Government property is a part.

(9) Cause and corrective action taken or to be taken to prevent recurrence.

(10) A statement that the Government will receive any reimbursement covering the loss, damage, destruction, or theft, in the event the Contractor was or will be reimbursed or compensated.

(11) Copies of all supporting documentation.

(12) Last known location.

(13) A statement that the property did or did not contain sensitive or hazardous material, and if so, that the appropriate agencies were notified.

(vii) Relief of stewardship responsibility. Unless the contract provides otherwise, the Contractor shall be relieved of stewardship responsibility for Government property when such property is

(A) Consumed or expended, reasonably and properly, or otherwise accounted for, in the performance of the contract, including reasonable inventory adjustments of material as determined by the Property Administrator; or a Property Administrator granted relief of responsibility for loss, damage, destruction or theft of Government property;

(B) Delivered or shipped from the Contractor's plant, under Government instructions, except when shipment is to a subcontractor or other location of the Contractor; or

(C) Disposed of in accordance with paragraphs (j) and (k) of this clause. (viii) Utilizing Government property.

(A) The Contractor shall utilize, consume, move, and store Government
Property only as authorized under this contract. The Contractor shall promptly disclose and report Government property in its possession that is excess to contract performance.

(B) Unless otherwise authorized in this contract or by the Property Administrator the Contractor shall not commingle Government property with property not owned by the Government.

(ix) Maintenance. The Contractor shall properly maintain Government property. The Contractor's maintenance program shall enable the identification, disclosure, and performance of normal and routine preventative maintenance and repair. The Contractor shall disclose and report to the Property Administrator the need for replacement and/or capital rehabilitation.

(x) Property closeout. The Contractor shall promptly perform and report to the Property Administrator contract property closeout, to include reporting, investigating and securing closure of all loss, damage, destruction, or theft cases; physically inventorying all property upon termination or completion of this contract; and disposing of items at the time they are determined to be excess to contractual needs.

(2) The Contractor shall establish and maintain Government accounting source data, as may be required by this contract, particularly in the areas of recognition of acquisitions and dispositions of material and equipment.

(3) The Contractor shall establish and maintain procedures necessary to assess its property management system effectiveness, and shall perform periodic internal reviews and audits. Significant findings and/or results of such reviews and audits pertaining to Government property shall be made available to the Property Administrator.

(g) Systems analysis.

(1) The Government shall have access to the contractor's premises and all Government property, at reasonable times, for the purposes of reviewing, inspecting and evaluating the Contractor's property management plan, systems, procedures, records, and supporting documentation that pertains to Government property.

(2) Records of Government property shall be readily available to authorized Government personnel and shall be safeguarded from tampering or destruction.

(3) Should it be determined by the Government that the Contractor's property management practices are inadequate or not acceptable for the effective management and/or control of Government property under this contract, and/or present an undue risk to the Government, the Contractor shall immediately take all necessary corrective actions as directed by the Property Administrator.

(4) The Contractor shall ensure Government access to subcontractor premises, and all Government property located at subcontractor premises, for the purposes of reviewing, inspecting and evaluating the subcontractor's property management plan, systems, procedures, records, and supporting documentation that pertains to Government property.

(h) Contractor Liability for Government Property.

(1) Unless otherwise provided for in the contract, the Contractor shall not be liable for loss, damage, destruction, or theft to the Government property furnished or acquired under this contract, except when any one of the following applies

(i) The risk is covered by insurance or the Contractor is otherwise reimbursed (to the extent of such insurance or reimbursement). The allowability of insurance costs shall be determined in accordance with 31.205-19.

(ii) The loss, damage, destruction, or theft is the result of willful misconduct or lack of good faith on the part of the Contractor's managerial personnel. Contractor's managerial personnel, in this clause, means the Contractor's directors, officers, managers, superintendents, or equivalent representatives who have supervision or direction of all or substantially all of the Contractor's business; all or substantially all of the Contractor's operation at any one plant or separate location; or a separate and complete major industrial operation.

(iii) The Contracting Officer has, in writing, revoked the Government's assumption of risk for loss, damage, destruction, or theft, due to a determination under paragraph (g) of this clause that the Contractor's property management practices are inadequate, and/or present an undue risk to the Government, and the Contractor failed to take timely corrective action. If the Contractor can establish by clear and convincing evidence that the loss, damage, destruction, or theft of Government property occurred while the Contractor had adequate property management practices or the loss, damage, destruction, or theft of Government property did not result from the Contractor's failure to maintain adequate property management practices, the Contractor shall not be held liable.

(2) The Contractor shall take all reasonable actions necessary to protect the Government property from further loss, damage, destruction, or theft. The Contractor shall separate the damaged and undamaged Government property, place all the affected Government property in the best possible order, and take such other action as the Property Administrator directs.

(3) The Contractor shall do nothing to prejudice the Government's rights to recover against third parties for any loss, damage, destruction, or theft of Government property.

(4) Upon the request of the Contracting Officer, the Contractor shall, at the Government's expense, furnish to the Government all reasonable assistance and cooperation, including the prosecution of suit and the execution of instruments of assignment in favor of the Government in obtaining recovery.

(i) Equitable adjustment. Equitable adjustments under this clause shall be made in accordance with the procedures of the Changes clause. The right to an equitable adjustment shall be the Contractor's exclusive remedy and the Government shall not be liable to suit for breach of contract for the following:

(1) Any delay in delivery of Government-furnished property.

(2) Delivery of Government-furnished property in a condition not suitable for its intended use.

(3) An increase, decrease, or substitution of Government-furnished property.

(4) Failure to repair or replace Government property for which the
Government is responsible.

(j) Contractor inventory disposal. Except as otherwise provided for in this contract, the Contractor shall not dispose of Contractor inventory until authorized to do so by the Plant Clearance Officer.

(1) Scrap to which the Government has obtained title under paragraph (e) of this clause. (i) Contractor with an approved scrap procedure.

(A) The Contractor may dispose of scrap resulting from production or testing under this contract without Government approval. However, if the scrap requires demilitarization or is sensitive property, the Contractor shall submit the scrap on an inventory disposal schedule.

(B) For scrap from other than production or testing the Contractor may prepare scrap lists in lieu of inventory disposal schedules (provided such lists are consistent with the approved scrap procedures), except that inventory disposal schedules shall be submitted for scrap aircraft or aircraft parts and scrap that

(1) Requires demilitarization; (2) Is a classified item;
(3) Is generated from classified items;

(4) Contains hazardous materials or hazardous wastes; (5) Contains precious metals; or
(6) Is dangerous to the public health, safety, or welfare.

(ii) Contractor without an approved scrap procedure. The Contractor shall submit an inventory disposal schedule for all scrap. The Contractor may not dispose of scrap resulting from production or testing under this contract without Government approval.

(2) Predisposal requirements.

(i) Once the Contractor determines that Contractor-acquired property is no longer needed for contract performance, the Contractor in the following order of priority

(A) May contact the Contracting Officer if use of the property in the performance of other Government contracts is practical;

(B) May purchase the property at the acquisition cost; or

(C) Shall make reasonable efforts to return unused property to the appropriate supplier at fair market value (less, if applicable, a reasonable restocking fee that is consistent with the supplier's customary practices).

(ii) The Contractor shall list, on Standard Form 1428, Inventory Disposal Schedule, property that was not used in the performance of other Government contracts under paragraph (j)(2)(i)(A) of this clause, property that was not purchased under paragraph (j)(2)(i)(B) of this clause, and property that could not be returned to a supplier under paragraph (j)(2)(i)(C) of this clause.

(3) Inventory disposal schedules.

(i) The Contractor shall use Standard Form 1428, Inventory Disposal Schedule, to identify

(A) Government-furnished property that is no longer required for performance of this contract, provided the terms of another Government contract do not require the Government to furnish that property for performance of this contract;

(B) Contractor-acquired property, to which the Government has obtained title under paragraph (e) of this clause, which is no longer required for performance of that contract; and

(C) Termination inventory.

(ii) The Contractor may annotate inventory disposal schedules to identify property the
Contractor wishes to purchase from the Government.

(iii) Unless the Plant Clearance Officer has agreed otherwise, or the contract requires electronic submission of inventory disposal schedules, the Contractor shall prepare separate inventory disposal schedules for

(A) Special test equipment with commercial components;

(B) Special test equipment without commercial components; (C) Printing equipment;

(D) Information technology (e.g., computers, computer components, peripheral equipment, and related equipment);

(E) Precious metals;

(F) Mononuclear hazardous materials or hazardous wastes; or

(G) Nuclear materials or nuclear wastes.

(iv) The Contractor shall describe the property in sufficient detail to permit an understanding of its intended use. Property with the same description, condition code, and reporting location may be grouped in a single line item.

(4) Submission requirements. The Contractor shall submit inventory disposal schedules to the Plant Clearance Officer no later than

(i) 30-days following the Contractor's determination that a Government property item is no longer required for performance of this contract;

(ii) 60 days, or such longer period as may be approved by the Plant Clearance
Officer, following completion of contract deliveries or performance; or

(iii) 120 days, or such longer period as may be approved by the Termination
Contracting Officer following contract termination in whole or in part. (5) Corrections. The Plant Clearance Officer may

(i) Reject a schedule for cause (e.g., contains errors, determined to be inaccurate); and

(ii) Require the Contractor to correct an inventory disposal schedule.

(6) Post submission adjustments. The Contractor shall notify the Plant Clearance Officer at least 10 working days in advance of its intent to remove an item from an approved inventory disposal schedule. Upon approval of the Plant Clearance Officer, or upon expiration of the notice period, the Contractor may make the necessary adjustments to the inventory schedule.

(7) Storage.

(i) The Contractor shall store the property identified on an inventory disposal schedule pending receipt of disposal instructions. The Government's failure to furnish disposal instructions within 120 days following acceptance of an inventory disposal schedule may entitle the Contractor to an equitable adjustment for costs incurred to store such property on or after the 121st day.

(ii) The Contractor shall obtain the Plant Clearance Officer's approval to remove Government property from the premises where the property is currently located prior to receipt of final disposition instructions. If approval is granted, any costs incurred by the Contractor to transport or store the property shall not increase the price or fee of any Government contract. The storage facility shall be appropriate for assuring the property's physical safety and suitability for use. Approval does not relieve the Contractor of any liability for such property under this contract.

(8) Disposition instructions.

(i) If the Government does not furnish disposition instructions to the Contractor within 45 days following acceptance of a scrap list, the Contractor may dispose of the listed scrap in accordance with the Contractor's approved scrap procedures.

(ii) The Contractor shall prepare for shipment, deliver f.o.b. origin, or dispose of Contractor inventory as directed by the Plant Clearance Officer. If not returned to the Government, the Contractor shall remove and destroy any markings identifying the property as U.S. Government-owned property prior to its disposal.

(iii) The Contracting Officer may require the Contractor to demilitarize the property prior to shipment or disposal. In such cases, the Contractor may be entitled to an equitable adjustment under paragraph (i) of this clause.

(9) Disposal proceeds. As directed by the Contracting Officer, the Contractor shall credit the net proceeds from the disposal of Contractor inventory to the contract, or to the Treasury of the United States as miscellaneous receipts.

(10) Subcontractor inventory disposal schedules. The Contractor shall require its Subcontractors to submit inventory disposal schedules to the Contractor in accordance with the requirements of paragraph (j)(4) of this clause.

(k) Abandonment of Government property.

(1) The Government shall not abandon sensitive Government property or termination inventory without the Contractor's written consent.

(2) The Government, upon notice to the Contractor, may abandon any nonsensitive Government property in place, at which time all obligations of the Government regarding such property shall cease.

(3) The Government has no obligation to restore or rehabilitate the Contractor's premises under any circumstances; however, if Government-furnished property is withdrawn or is unsuitable for the intended use, or if other Government property is substituted, then the equitable adjustment under paragraph (i) of this clause may properly include restoration or rehabilitation costs.

(l) Communication. All communications under this clause shall be in writing.

(m) Contracts outside the United States. If this contract is to be performed outside of the United States and its outlying areas, the words Government and Government-furnished (wherever they appear in this clause) shall be construed as United States Government and United States Government-furnished, respectively.

(End of clause)

52.245-1 GOVERNMENT PROPERTY (DEVIATION -- DARS TRACKING # 2007-O0012) -- JUN/2007 ALTERNATE I (JUN 2007)

(a) Definitions. As used in this clause

Acquisition cost means the cost to acquire a tangible capital asset including the purchase price of the asset and costs necessary to prepare the asset for use. Costs necessary to prepare the asset for use include the cost of placing the asset in location and bringing the asset to a condition necessary for normal or expected use.

Cannibalize means to remove serviceable parts from one item of equipment in order to install them on another item of equipment.

Contractor-acquired property means property acquired, fabricated, or otherwise provided by the Contractor for performing a contract, and to which the Government has title.

Contractor inventory means

(1) Any property acquired by and in the possession of a Contractor or subcontractor under a contract for which title is vested in the Government and which exceeds the amounts needed to complete full performance under the entire contract;

(2) Any property that the Government is obligated or has the option to take over under any type of contract, e.g., as a result either of any changes in the specifications or plans thereunder or of the termination of the contract (or subcontract thereunder), before completion of the work, for the convenience or at the option of the Government; and

(3) Government-furnished property that exceeds the amounts needed to complete full performance under the entire contract.

Contractor's managerial personnel means the Contractor's directors, officers, managers, superintendents, or equivalent representatives who have supervision or direction of

(1) All or substantially all of the Contractor's business;

(2) All or substantially all of the Contractor's operation at any one plant or separate location; or

(3) A separate and complete major industrial operation.

Demilitarization means rendering a product unusable for, and not restorable to, the purpose for which it was designed or is customarily used.

Discrepancies incident to shipment means any differences (e.g., count or condition) between the items documented to have been shipped and items actually received.

Equipment means a tangible asset that is functionally complete for its intended purpose, durable, nonexpendable, and needed for the performance of a contract. Equipment is not intended for sale, and does not ordinarily lose its identity or become a component part of another article when put into use.

Government-furnished property means property in the possession of, or directly acquired by, the Government and subsequently furnished to the Contractor for performance of a contract.

Government property means all property owned or leased by the Government. Government property includes both Government-furnished and Contractor-acquired property.

Material means property that may be consumed or expended during the performance of a contract, component parts of a higher assembly, or items that lose their individual identity through incorporation into an end-item. Material does not include equipment, special tooling and special test equipment.

Nonseverable means property that cannot be removed after construction or installation without substantial loss of value or damage to the installed property or to the premises where installed.

Precious metals means silver, gold, platinum, palladium, iridium, osmium, rhodium, and ruthenium.

Property means all tangible property, both real and personal.

Property Administrator means an authorized representative of the Contracting Officer appointed in accordance with agency procedures, responsible for administering the contract requirements and obligations relating to Government property in the possession of a Contractor.

Provide means to furnish, as in Government-furnished property, or to acquire, as in contractor-acquired property.

Real property means land and rights in land, ground improvements, utility distribution systems, and buildings and other structures. It does not include foundations and other work necessary for installing personal property.

Sensitive property means property potentially dangerous to the public safety or security if stolen, lost, or misplaced, or that shall be subject to exceptional physical security, protection, control, and accountability. Examples include weapons, ammunition, explosives, controlled substances, radioactive materials, hazardous materials or wastes, or precious metals.

Surplus property means excess personal property not required by any Federal agency as determined by the Administrator of the General Services Administration (GSA).

(b) Property management.

(1) The Contractor shall have a system to manage (control, use, preserve, protect, repair and maintain) Government property in its possession. The system shall be adequate to satisfy the requirements of this clause. In doing so, the Contractor shall initiate and maintain the processes, systems, procedures, records, and methodologies necessary for effective control of Government property, consistent with voluntary consensus standards and/or industry-leading practices and standards for Government property management except where inconsistent with law or regulation. During the period of performance, the Contractor shall disclose any significant changes to their property management system to the Property Administrator prior to implementation.

(2) The Contractor's responsibility extends from the initial acquisition and receipt of property, through stewardship, custody, and use until formally relieved of responsibility by authorized means, including delivery, consumption, expending, disposition, or via a completed investigation, evaluation, and final determination for lost, damaged, destroyed, or stolen property. This requirement applies to all Government property under the Contractor's accountability, stewardship, possession or control, including its vendors or subcontractors (see paragraph (f)(1)(v) of this clause).

(3) The Contractor shall include the requirements of this clause in all subcontracts under which Government property is acquired or furnished for subcontract performance.

(c) Use of Government property. The Contractor shall use Government property, either furnished or acquired under this contract, only for performing this contract, unless otherwise provided for in this contract or approved by the Contracting Officer. The Contractor shall not modify, cannibalize, or make alterations to Government property unless this contract specifically identifies the modifications, alterations or improvements as work to be performed.

(d) Government-furnished property.

(1) The Government shall deliver to the Contractor the Government-furnished property described in this contract. The Government shall furnish related data and information needed for the intended use of the property. The warranties of suitability of use and timely delivery of Government-furnished property do not apply to property acquired or fabricated by the Contractor as contractor-acquired property and subsequently transferred to another contract with this Contractor.

(2) The delivery and/or performance dates specified in this contract are based upon the expectation that the Government-furnished property will be suitable for contract performance and will be delivered to the Contractor by the dates stated in the contract.

(i) If the property is not delivered to the Contractor by the dates stated in the contract, the Contracting Officer shall, upon the Contractor's timely written request, consider an equitable adjustment to the contract.

(ii) In the event property is received by the Contractor, or for Government- furnished property after receipt and installation, in a condition not suitable for its intended use, the Contracting Officer shall, upon the Contractor's timely written request, advise the Contractor on a course of action to remedy the problem. Such action may include repairing, replacing, modifying, returning, or otherwise disposing of the property at the Government's expense. Upon completion of the required action(s), the Contracting Officer shall consider an equitable adjustment to the contract (see also paragraph (f)(1)(ii)(A) of this clause).

(iii) The Government may, at its option, furnish property in an as-is condition. The Contractor will be given the opportunity to inspect such property prior to the property being provided. In such cases, the Government makes no warranty with respect to the serviceability and/or suitability of the property for contract performance. Any repairs, replacement, and/or refurbishment shall be at the Contractor's expense.

(3)(i) The Contracting Officer may by written notice, at any time

(A) Increase or decrease the amount of Government-furnished property under this contract;

(B) Substitute other Government-furnished property for the property previously furnished, to be furnished, or to be acquired by the Contractor for the Government under this contract; or

(C) Withdraw authority to use property.

(ii) Upon completion of any action(s) under paragraph (d)(3)(i) of this clause, and the Contractor's timely written request, the Contracting Officer shall consider an equitable adjustment to the contract.

(e) Title to Government property.

(1) The Government shall retain title to all Government-furnished property. Title to Government property shall not be affected by its incorporation into or attachment to any property not owned by the Government, nor shall Government property become a fixture or lose its identity as personal property by being attached to any real property.

(2) Fixed-price contracts.

(i) All Government-furnished property and all property acquired by the Contractor, title to which vests in the Government under this paragraph (collectively referred to as Government property), are subject to the provisions of this clause.

(ii) Title to each item of equipment, special test equipment and special tooling acquired by the Contractor for the Government under this contract shall pass to and vest in the Government when its use in performing this contract commences or when the Government has paid for it, whichever is earlier, whether or not title previously vested in the Government.

(iii) If this contract contains a provision directing the Contractor to purchase material for which the Government will reimburse the Contractor as a direct item of cost under this contract

(A) Title to material purchased from a vendor shall pass to and vest in the Government upon the vendor's delivery of such material; and

(B) Title to all other material shall pass to and vest in the Government upon

(1) Issuance of the material for use in contract performance; (2) Commencement of processing of the material or its use in contract performance; or

(3) Reimbursement of the cost of the material by the
Government, whichever occurs first.

(3) Title under Cost-Reimbursement or Time-and-Material Contracts or Cost- Reimbursable contract line items under Fixed-Price contracts.

(i) Title to all property purchased by the Contractor for which the Contractor is entitled to be reimbursed as a direct item of cost under this contract shall pass to and vest in the Government upon the vendor's delivery of such property.

(ii) Title to all other property, the cost of which is reimbursable to the
Contractor, shall pass to and vest in the Government upon

(A) Issuance of the property for use in contract performance;

(B) Commencement of processing of the property for use in contract performance; or

(C) Reimbursement of the cost of the property by the Government, whichever occurs first.

(iii) All Government-furnished property and all property acquired by the Contractor, title to which vests in the Government under this paragraph (e)(3)(iii) (collectively referred to as Government property), are subject to the provisions of this clause.

(f) Contractor plans and systems.

(1) Contractors shall establish and implement property management plans, systems, and procedures at the contract, program, site or entity level to enable the following outcomes:

(i) Acquisition of Property. The Contractor shall document that all property was acquired consistent with its engineering, production planning, and material control operations.

(ii) Receipt of Government Property. The Contractor shall receive Government property (document the receipt), record the information necessary to meet the record requirements of paragraph (f)(1)(iii)(A)(1) through (5) of this clause, identify as Government owned in a manner appropriate to the type of property (e.g., stamp, tag, mark, or other identification), and manage any discrepancies incident to shipment.

(A) Government-furnished property. The Contractor shall furnish a written statement to the Property Administrator containing all relevant facts, such as cause or condition and a recommended course(s) of action, if overages, shortages, or damages and/or other discrepancies are discovered upon receipt of Government-furnished property.

(B) Contractor-acquired property. The Contractor shall take all actions necessary to adjust for overages, shortages, damage and/or other discrepancies discovered upon receipt, in shipment of Contractor- acquired property from a vendor or supplier, so as to ensure the proper allocability and allowability of associated costs.

(iii) Records of Government property. The Contractor shall create and maintain records of all Government property accountable to the contract, including Government-furnished and Contractor-acquired property.

(A) Property records shall enable a complete, current, auditable record of all transactions and shall, unless otherwise approved by the Property Administrator, contain the following:

(1) The name, part number and description, manufacturer, model number, and National Stock Number (if needed for additional item identification tracking and/or disposition).

(2) Quantity received (or fabricated), issued, and balance-on- hand.

(3) Unit acquisition cost.

(4) Unique-item identifier or equivalent (if available and necessary for individual item tracking).

(5) Unit of measure.

(6) Accountable contract number or equivalent code designation.

(7) Location.

(8) Disposition.

(9) Posting reference and date of transaction. (10) Date placed in service.

(B) Use of a Receipt and Issue System for Government Material. When approved by the Property Administrator, the Contractor may maintain, in lieu of formal property records, a file of appropriately cross-referenced documents evidencing receipt, issue, and use of material that is issued for immediate consumption.

(iv) Physical inventory. The Contractor shall periodically perform, record, and disclose physical inventory results. A final physical inventory shall be performed upon contract completion or termination. The Property Administrator may waive this final inventory requirement, depending on the circumstances (e.g., overall reliability of the Contractor's system or the property is to be transferred to a follow-on contract).

(v) Subcontractor control.

(A) The Contractor shall award subcontracts that clearly identify assets to be provided and shall ensure appropriate flow down of contract terms and conditions (e.g., extent of liability for loss, damage, destruction or theft of Government property).

(B) The Contractor shall assure its subcontracts are properly administered and reviews are periodically performed to determine the adequacy of the subcontractor's property management system.

(vi) Reports. The Contractor shall have a process to create and provide reports of discrepancies; loss, damage, destruction, or theft; physical inventory results; audits and self-assessments; corrective actions; and other property related reports as directed by the Contracting Officer.

(A) Loss, damage, destruction, or theft. Unless otherwise directed by the Property Administrator, the Contractor shall investigate and promptly furnish a written narrative of all incidents of loss, damage, destruction, or theft to the property administrator as soon as the facts become known or when requested by the Government.

(B) Such reports shall, at a minimum, contain the following information: (1) Date of incident (if known).

(2) The name, commercial description, manufacturer, model number, and National Stock Number (if applicable).

(3) Quantity.

(4) Unique Item Identifier (if available). (5) Accountable Contract number.
(6) A statement indicating current or future need.

(7) Acquisition cost, or if applicable, estimated scrap proceeds, estimated repair or replacement costs.

(8) All known interests in commingled property of which the
Government property is a part.

(9) Cause and corrective action taken or to be taken to prevent recurrence.

(10) A statement that the Government will receive any reimbursement covering the loss, damage, destruction, or theft, in the event the Contractor was or will be reimbursed or compensated.

(11) Copies of all supporting documentation.

(12) Last known location.

(13) A statement that the property did or did not contain sensitive or hazardous material, and if so, that the appropriate agencies were notified.

(vii) Relief of stewardship responsibility. Unless the contract provides otherwise, the Contractor shall be relieved of stewardship responsibility for Government property when such property is

(A) Consumed or expended, reasonably and properly, or otherwise accounted for, in the performance of the contract, including reasonable inventory adjustments of material as determined by the Property Administrator; or a Property Administrator granted relief of responsibility for loss, damage, destruction or theft of Government property;

(B) Delivered or shipped from the Contractor's plant, under Government instructions, except when shipment is to a subcontractor or other location of the Contractor; or

(C) Disposed of in accordance with paragraphs (j) and (k) of this clause.

(viii) Utilizing Government property.

(A) The Contractor shall utilize, consume, move, and store Government Property only as authorized under this contract. The Contractor shall promptly disclose and report Government property in its possession that is excess to contract performance.

(B) Unless otherwise authorized in this contract or by the Property Administrator the Contractor shall not commingle Government property with property not owned by the Government.

(ix) Maintenance. The Contractor shall properly maintain Government property. The Contractor's maintenance program shall enable the identification, disclosure, and performance of normal and routine preventative maintenance and repair. The Contractor shall disclose and report to the Property Administrator the need for replacement and/or capital rehabilitation.

(x) Property closeout. The Contractor shall promptly perform and report to the Property Administrator contract property closeout, to include reporting, investigating and securing closure of all loss, damage, destruction, or theft cases; physically inventorying all property upon termination or completion of this contract; and disposing of items at the time they are determined to be excess to contractual needs.

(2) The Contractor shall establish and maintain Government accounting source data, as may be required by this contract, particularly in the areas of recognition of acquisitions and dispositions of material and equipment.

(3) The Contractor shall establish and maintain procedures necessary to assess its property management system effectiveness, and shall perform periodic internal reviews and audits. Significant findings and/or results of such reviews and audits pertaining to Government property shall be made available to the Property Administrator.

(g) Systems analysis.

(1) The Government shall have access to the contractor's premises and all Government property, at reasonable times, for the purposes of reviewing, inspecting and evaluating the Contractor's property management plan, systems, procedures, records, and supporting documentation that pertains to Government property.

(2) Records of Government property shall be readily available to authorized
Government personnel and shall be safeguarded from tampering or destruction.

(3) Should it be determined by the Government that the Contractor's property management practices are inadequate or not acceptable for the effective management and/or control of Government property under this contract, and/or present an undue risk to the Government, the Contractor shall immediately take all necessary corrective actions as directed by the Property Administrator.

(4) The Contractor shall ensure Government access to subcontractor premises, and all Government property located at subcontractor premises, for the purposes of reviewing, inspecting and evaluating the subcontractor's property management plan, systems, procedures, records, and supporting documentation that pertains to Government property.

(h) Contractor Liability for Government Property.

(1) The Contractor assumes the risk of, and shall be responsible for, any loss, damage, destruction, or theft of Government property upon its delivery to the Contractor as Government-furnished property. However, the Contractor is not responsible for reasonable wear and tear to Government property or for Government property properly consumed in performing this contract.

(2) The Contractor shall take all reasonable actions necessary to protect the Government property from further loss, damage, destruction, or theft. The Contractor shall separate the damaged and undamaged Government property, place all the affected Government property in the best possible order, and take such other action as the Property Administrator directs.

(3) The Contractor shall do nothing to prejudice the Government's rights to recover against third parties for any loss, damage, destruction, or theft of Government property.

(4) Upon the request of the Contracting Officer, the Contractor shall, at the Government's expense, furnish to the Government all reasonable assistance and cooperation, including the prosecution of suit and the execution of instruments of assignment in favor of the Government in obtaining recovery.

(i) Equitable adjustment. Equitable adjustments under this clause shall be made in accordance with the procedures of the Changes clause. The right to an equitable adjustment shall be the Contractor's exclusive remedy and the Government shall not be liable to suit for breach of contract for the following:

(1) Any delay in delivery of Government-furnished property.

(2) Delivery of Government-furnished property in a condition not suitable for its intended use.

(3) An increase, decrease, or substitution of Government-furnished property.

(4) Failure to repair or replace Government property for which the
Government is responsible.

(j) Contractor inventory disposal. Except as otherwise provided for in this contract, the Contractor shall not dispose of Contractor inventory until authorized to do so by the Plant Clearance Officer.

(1) Scrap to which the Government has obtained title under paragraph (e) of this clause.

(i) Contractor with an approved scrap procedure.

(A) The Contractor may dispose of scrap resulting from production or testing under this contract without Government approval. However, if the scrap requires demilitarization or is sensitive property, the Contractor shall submit the scrap on an inventory disposal schedule.

(B) For scrap from other than production or testing the Contractor may prepare scrap lists in lieu of inventory disposal schedules (provided such lists are consistent with the approved scrap procedures), except that inventory disposal schedules shall be submitted for scrap aircraft or aircraft parts and scrap that

(1) Requires demilitarization;

(2) Is a classified item;

(3) Is generated from classified items;

(4) Contains hazardous materials or hazardous wastes;

(5) Contains precious metals; or

(6) Is dangerous to the public health, safety, or welfare.

(ii) Contractor without an approved scrap procedure. The Contractor shall submit an inventory disposal schedule for all scrap. The Contractor may not dispose of scrap resulting from production or testing under this contract without Government approval.

(2) Predisposal requirements.

(i) Once the Contractor determines that Contractor-acquired property is no longer needed for contract performance, the Contractor in the following order of priority

(A) May contact the Contracting Officer if use of the property in the performance of other Government contracts is practical;

(B) May purchase the property at the acquisition cost; or

(C) Shall make reasonable efforts to return unused property to the appropriate supplier at fair market value (less, if applicable, a reasonable restocking fee that is consistent with the supplier's customary practices).

(ii) The Contractor shall list, on Standard Form 1428, Inventory Disposal Schedule, property that was not used in the performance of other Government contracts under paragraph (j)(2)(i)(A) of this clause, property that was not purchased under paragraph (j)(2)(i)(B) of this clause, and property that could not be returned to a supplier under paragraph (j)(2)(i)(C) of this clause.

(3) Inventory disposal schedules.

(i) The Contractor shall use Standard Form 1428, Inventory Disposal
Schedule, to identify

(A) Government-furnished property that is no longer required for performance of this contract, provided the terms of another Government contract do not require the Government to furnish that property for performance of this contract;

(B) Contractor-acquired property, to which the Government has obtained title under paragraph (e) of this clause, which is no longer required for performance of that contract; and

(C) Termination inventory.

(ii) The Contractor may annotate inventory disposal schedules to identify property the Contractor wishes to purchase from the Government.

(iii) Unless the Plant Clearance Officer has agreed otherwise, or the contract requires electronic submission of inventory disposal schedules, the Contractor shall prepare separate inventory disposal schedules for

(A) Special test equipment with commercial components;

(B) Special test equipment without commercial components;

(C) Printing equipment;

(D) Information technology (e.g., computers, computer components, peripheral equipment, and related equipment);

(E) Precious metals;

(F) Mononuclear hazardous materials or hazardous wastes; or

(G) Nuclear materials or nuclear wastes.

(iv) The Contractor shall describe the property in sufficient detail to permit an understanding of its intended use. Property with the same description, condition code, and reporting location may be grouped in a single line item.

(4) Submission requirements. The Contractor shall submit inventory disposal schedules to the Plant Clearance Officer no later than (i) 30-days following the Contractor's determination that a Government property item is no longer required for performance of this contract;

(ii) 60 days, or such longer period as may be approved by the Plant Clearance
Officer, following completion of contract deliveries or performance; or

(iii) 120 days, or such longer period as may be approved by the Termination
Contracting Officer following contract termination in whole or in part.

(5) Corrections. The Plant Clearance Officer may

(i) Reject a schedule for cause (e.g., contains errors, determined to be inaccurate); and

(ii) Require the Contractor to correct an inventory disposal schedule.

(6) Postsubmission adjustments. The Contractor shall notify the Plant Clearance Officer at least 10 working days in advance of its intent to remove an item from an approved inventory disposal schedule. Upon approval of the Plant Clearance Officer, or upon expiration of the notice period, the Contractor may make the necessary adjustments to the inventory schedule.

(7) Storage.

(i) The Contractor shall store the property identified on an inventory disposal schedule pending receipt of disposal instructions. The Government's failure to furnish disposal instructions within 120 days following acceptance of an inventory disposal schedule may entitle the Contractor to an equitable adjustment for costs incurred to store such property on or after the 121st day.

(ii) The Contractor shall obtain the Plant Clearance Officer's approval to remove Government property from the premises where the property is currently located prior to receipt of final disposition instructions. If approval is granted, any costs incurred by the Contractor to transport or store the property shall not increase the price or fee of any Government contract. The storage facility shall be appropriate for assuring the property's physical safety and suitability for use. Approval does not relieve the Contractor of any liability for such property under this contract.

(8) Disposition instructions.

(i) If the Government does not furnish disposition instructions to the Contractor within 45 days following acceptance of a scrap list, the Contractor may dispose of the listed scrap in accordance with the Contractor's approved scrap procedures.

(ii) The Contractor shall prepare for shipment, deliver f.o.b. origin, or dispose of Contractor inventory as directed by the Plant Clearance Officer. If not returned to the Government, the Contractor shall remove and destroy any markings identifying the property as U.S. Government-owned property prior to its disposal.

(iii) The Contracting Officer may require the Contractor to demilitarize the property prior to shipment or disposal. In such cases, the Contractor may be entitled to an equitable adjustment under paragraph (i) of this clause.

(9) Disposal proceeds. As directed by the Contracting Officer, the Contractor shall credit the net proceeds from the disposal of Contractor inventory to the contract, or to the Treasury of the United States as miscellaneous receipts.

(10) Subcontractor inventory disposal schedules. The Contractor shall require its Subcontractors to submit inventory disposal schedules to the Contractor in accordance with the requirements of paragraph (j)(4) of this clause.

(k) Abandonment of Government property.

(1) The Government shall not abandon sensitive Government property or termination inventory without the Contractor's written consent.

(2) The Government, upon notice to the Contractor, may abandon any nonsensitive Government property in place, at which time all obligations of the Government regarding such property shall cease.

(3) The Government has no obligation to restore or rehabilitate the Contractor's premises under any circumstances; however, if Government-furnished property is withdrawn or is unsuitable for the intended use, or if other Government property is substituted, then the equitable adjustment under paragraph (i) of this clause may properly include restoration or rehabilitation costs.

(l) Communication. All communications under this clause shall be in writing.

(m) Contracts outside the United States. If this contract is to be performed outside of the United States and its outlying areas, the words Government and Government-furnished (wherever they appear in this clause) shall be construed as United States Government and United States Government-furnished, respectively.

(End of Clause)

52.246-11 HIGHER-LEVEL CONTRACT QUALITY REQUIREMENT FEB/1999

Specific fill-in information will be provided as appropriate on a Task Order basis.

The Contractor shall comply with the higher-level quality standard selected below. [If more than one standard is listed, the offeror shall indicate its selection by checking the appropriate block.]

Title           Number                      Date           Tailoring
[ ] [ ]

(End of Clause)

52.252-6 AUTHORIZED DEVIATIONS IN CLAUSES APR/1984

(a) The use in this solicitation or contract of any Federal Acquisition Regulation (48 CFR Chapter 1) clause with an authorized deviation is indicated by the addition of (DEVIATION) after the date of the clause.

(b) The use in this solicitation or contract of any DoD FAR SUPPLEMENT (48 CFR 2) clause with an authorized deviation is indicated by the addition of (DEVIATION) after the name of the regulation.

(End of Clause)

3.2.      DFAR SUPPLEMENT CLAUSES APPLICABLE TO THIS ORDER

A.         The following DFAR clauses are applicable to this Subcontract:

DFARS Reference                  Title of Clause
252.203-7001                              Prohibition on Persons Convicted of Fraud or Other Defense-Contract Related Felonies
    (If Order exceeds simplified acquisition threshold)
252.204-7000                              Disclosure of Information
252.204-7008                              Export-Controlled Items.
    252.204.7010             Requirements for Contractor to Notify DoD if the Contractor’s Activities are Subject to Reporting under the U.S. International Atomic Energy Agency Additional Protocol (subject to U.S.-IAEA AP)
252.211-7003                              Item Identification and Valuation
252.215-7000                              Pricing Adjustments – If FAR 52-215.11, 12, or 13 is used
252.219-7003                              Small Business Subcontracting Plan (If FAR 52-219.9 applies)
252.227-7013                              Rights in Technical Data—Noncommercial Items
252.227-7016                              Rights In Bid Or Proposal Information
252.227-7025             Limitations on the Use or Disclosure of Government-Furnished Information Marked with Restrictive Legends
252.227-7028                              Technical Data or Computer Software Previously Delivered to the Government
252.227-7037                              Validation of Restrictive Markings on Technical Data
252.231-7000                              Supplemental Cost Principles

B.         The following DFAR Supplement clauses are applicable to this Subcontract if  checked:

x	252.203-7002	Requirement to inform Employees of Whistleblower Rights
	252.204-7002	Payment for Subline Items Not Separately Priced
x	252.204-7003	Control of Government Personnel Work Product
x	252.204-7005	Oral Attestation of Security Responsibilities
x	252.205-7000	Provision of Information to Cooperative Agreement Holders
x	252.209-7004	Subcontracting With Firms That Are Owned or Controlled By The Government of
a Terrorist Country
x	252.211-7006	Radio Frequency Identification
	252.215-7002	Cost Estimating System Requirements
x	252.215-7005	Evaluating Factor for Employing or Subcontracting With Members of the Selected

Reserve
x	252.215-7006	Use of Employees or Individual Subcontractors Who Are Member of the Selected
Reserve
	252.222-7000	Restrictions on Employment of Personnel
X	252.222-7002	Compliance With Local Labor Laws (Overseas)
x	252.222-7003	Permit From Italian Inspectorate of Labor
x	252-222-7004	Compliance with Spanish Social Security Laws and Regulations
x	252.222-7005	Prohibition On Use of Nonimigrant Aliens—Guam
	252.222-7006	Restrictions on the Use of Mandatory Arbitration Agreements (DOD contract and if order exceeds $1M)
x	252.223-7001	Hazard Warning Labels
	252.223-7002	Safety Precautions for Ammunition and Explosives
	252.223-7003	Change in Place of Performance - Ammunition and Explosives
x	252.223-7004	Drug-Free Work Force (If Order exceeds simplified acquisition threshold)
x	252.223-7006	Prohibition On Storage And Disposal Of Toxic And Hazardous Materials
x	252.225-7001	Buy American Act and Balance of Payments Program
x	252.225-7002	Qualifying Country Sources as Subcontractors
	252.225-7005	Identification of Expenditures in the United States
x	252.225-7012	Preference for Certain Domestic Commodities
x	252.225-7013	Duty-Free Entry
x	252.225-7015	Restriction on Acquisition of Hand or Measuring Tools
x	252.225-7016	Restriction on Acquisition of Ball and Roller Bearings
x	252.225-7025	Restriction on Acquisition of Forgings
x	252.225-7027	Restriction on Contingent Fees For Foreign Military Sales
x	252.225-7028	Exclusionary Polices and Practices of Foreign Governments
x	252.225-7030	Restriction on Acquisition of Carbon, Alloy, and Armor Plated Steel
	252.225-7031	Secondary Arab Boycott of Israel
x	252.225-7040	Contractor Personnel Authorized to Accompany U.S. Armed Forces Deployed
Outside the United States.
x	252.225-7043	Antiterrorism/Force Protection Policy for Defense Contractors Outside the United
States
x	252.225-7045	Balance of Payments Program—Construction Material Under Trade Agreements
x	252.226-7001	Utilization of Indian Organizations Indian-Owned Economic Enterprises, and
Native Hawaiian Small Business Concerns (if Order exceeds $500,000, and is for other than commercial items.)
x	252.227-7013	Rights in Technical Data —Noncommercial Items
x	252.227-7014	Rights in Noncommercial Computer Software and Noncommercial Computer
Software Documentation
x	252.227-7015	Technical Data –Commercial Items
x	252.227-7016	Rights in Bid or Proposal Information
x	252.227-7018	Rights In Noncommerical Technical data and computer Software –Small
Business Innovation Research (SBIR) Program
x	252.227-7019	Validation of Asserted Restrictions-Computer Software
x	252.227-7020	Rights in Special Works
	252.227-7021	Rights in Data - Existing Works
	252.227-7022	Government Rights (Unlimited)
	252.227-7023	Drawings and Other Data to Become Property of Government
	252.227-7026	Deferred Delivery of Technical Data or Computer Software
x	252.227-7027	Deferred Ordering of Technical Data or Computer Software
x	252.227-7030	Technical Data - Withholding of Payments
	252.227-7032	Rights in Technical Data and Computer Software (Foreign)

	252.227-7033	Rights in Shop Drawings
x	252.227-7038	Patent Rights—Ownership By the Contractor (Large Business)
	252.228-7000	Reimbursement For War-Hazard Losses
x	252.228-7003	Capture And Detention
x	252.228-7005	Accident Reporting and Investigation Involving Aircraft, Missiles, and Space
Launch Vehicles
x	252.229-7002	Customs Exemptions (Germany)
x	252.229-7006	Value Added Tax Exclusion (United Kingdom)
x	252.231-7000	Supplemental Cost Principles
	252.232-7005	Reimbursement Of Subcontractor Advance Payments--DoD Pilot Mentor- Protégé
Program
	252.233-7001	Choice of Law (Overseas)
	252.235-7002	Animal Welfare
x	252.235-7003	Frequency Authorization
x	252.235-7010	Acknowledgement of Support and Disclaimer
	252.236-7000	Modification Proposals --Price Breakdown
x	252.237-7019	Training for Contractor Personnel Interacting with Detainees.
x	252.239-7000	Protection Against Compromising Emanations
x	252.239-7001	Information Assurance Contractor Training and Certification
x	252.239-7016	Telecommunications Security Equipment, Devices, Techniques and Services
x	252.242-7004	Material Management And Accounting System (If Order exceeds simplified acquisition threshold and is for noncommercial items, to other than small business, educational institutions, or non profit concerns)
x	252.243-7001	Pricing of Contract Modifications
x	252.243-7002	Requests for Equitable Adjustment
x	252.244-7000	Subcontracts For Commercial Items and Commercial Components (DoD
Contracts)
x	252.245-7000	Government-Furnished Mapping, Charting and Geodesy Property
	252.246-7000	Material Inspection and Receiving Report
	252.246-7001	Warranty of Data
x	252.246-7003	Notification of Potential Safety Issues
x	252.247-7023	Transportation of Supplies by Sea (without paragraphs (f) and (g), if Order is below simplified acquisition threshold)
x	252.247-7023	Transportation of Supplies by Sea (without paragraphs (f) and (g), if Order is below simplified acquisition threshold)—Alternate II (MAR 2000)
	252.247-7024	Notification of Transportation of Supplies by Sea
	252.249-7002	Notification of Anticipated Contract Terminations or Reduction ( if order exceeds
$500,000)
x	252.251-7000	Ordering From Government Supply Sources

C.	The following DFAR Supplement clauses are applicable to this Subcontract and provided in full text:

3.3           AGENCY ACQUISITION REGULATION CLAUSES

The following Agency clauses are applicable to this Subcontract and provided in full text.

3.3           AGENCY ACQUISITION REGULATION CLAUSES

The following Agency clauses are applicable to this Subcontract and provided in full text.

952.222-0001 (JCC-I/A)  PROHIBITION AGAINST HUMAN TRAFFICKING, INHUMANE LIVING CONDITIONS, AND WITHHOLDING OF EMPLOYEE PASSPORTS AUG/2009

(a) All contractors (contractors refers to both prime contractors and all subcontractors at all tiers) are reminded of the prohibition contained in Title 18, United States Code, Section 1592, against knowingly destroying, concealing, removing, confiscating, or possessing any actual or purported passport or other immigration document, or any other actual or purported government identification document, of another person, to prevent or restrict or to attempt to prevent or restrict, without lawful authority, the persons liberty to move or travel, in order to maintain the labor or services of that person, when the person is or has been a victim of a severe form of trafficking in persons.

(b) Contractors are also required to comply with the following provisions:

(1) Contractors shall only hold employee passports and other identification documents discussed above for the shortest period of time reasonable for administrative processing purposes.

(2) Contractors shall provide all employees with a signed copy of their employment contract, in English as well as the employees native language that defines the terms of their employment/compensation.

(3) Contractors shall not utilize unlicensed recruiting firms, or firms that charge illegal recruiting fees.

(4) Contractors shall be required to provide adequate living conditions (sanitation, health, safety, living space) for their employees. Fifty square feet is the minimum acceptable square footage of personal living space per employee. Upon contractors written request, contracting officers may grant a waiver in writing in cases where the existing square footage is within
20% of the minimum, and the overall conditions are determined by the contracting officer to be acceptable. A copy of the waiver approval shall be maintained at the respective life support area.

(5) Contractors shall incorporate checks of life support areas to ensure compliance with the requirements of this Trafficking in Persons Prohibition into their Quality Control program, which will be reviewed within the Governments Quality Assurance process.

(6) Contractors shall comply with international laws regarding transit/exit/entry procedures, and the requirements for work visas. Contractors shall follow all Host Country entry and exit requirements, including requirements for visas and work permits.

(c) Contractors have an affirmative duty to advise the Contracting Officer if they learn of their employees violating the human trafficking and inhumane living conditions provisions contained herein. Contractors are advised that contracting officers and/or their representatives will conduct random checks to ensure contractors and subcontractors at all tiers are adhering to the law on human trafficking, humane living conditions and withholding of passports.

(d) The contractor agrees to incorporate the substance of this clause, including this paragraph, in all subcontracts under this contract.
(End of Clause)

952.223-0001 (JCC-I/A) REPORTING KIDNAPPINGS, SERIOUS INJURIES, AND DEATHS MAR/2009

Contractors shall notify the Contracting Officer, as soon as practicable, whenever employee kidnappings, serious injuries or deaths occur. Report the following information:

Contract Number:

Contract Description & Location: Company Name:

Reporting party:
    Name
    Phone number
    e-mail address

Victim:
Name
Gender (Male/Female) Age
Nationality
Country of permanent residence
Incident:
Description Location
Date and time
Other Pertinent Information

(End of clause)

952.225-0001 (JCC-I/A)  ARMING REQUIREMENTS AND PROCEDURES FOR PERSONAL SECURITY SERVICES CONTRACTORS AND FOR REQUESTS FOR PERSONAL PROTECTION FEB/2010

(a) General. Contractor and its subcontractors at all tiers that require arming under this contract agree to obey all laws, regulations, orders, and directives applicable to the use of private security personnel in Iraq and Afghanistan, including U.S. CENTCOM, United States Forces Iraq (USF-I) and United States Forces Afghanistan (USFOR-A) Commander orders, instructions and directives. Contractors will ensure that all employees, including employees at any tier of subcontracting relationships, who will seek individual authorization to be armed under the provisions of this contract (requests for blanket authorization for groups or organizations will not be approved), comply with the contents of this clause and with the requirements set forth in the following:

(1) DODI 3020.50, Private Security Contractors (PSCs) Operating in Contingency Operations;

(2) DODI 3020.41, Program Management for Acquisition and Operational Contract Support in
Contingency Operations;

(3) DFARS 252.225-7040, Contractor Personnel Supporting a Force Deployed Outside the
United States;

(4) Class Deviation 2007-O0010, Contractor Personnel in the United States Central
Command Area of Responsibility

(5) USFOR-A, FRAGO 09-206, Outlines Management of Armed Contractors and Private
Security Companies Operating in the Combined Joint Operating Area - Afghanistan (CJOA-A)

(6) USF-I OPORD 10-01, Annex C, Appendix 13

(7) U.S. CENTCOM Message, USCENTCOM Policy and Delegation of Authority for Personal Protection and Contract Security Service Arming of DoD Civilian Personnel and Contractors for Iraq and Afghanistan, dated 23 Dec 2005

(8) U.S. CENTCOM Message, Modification to USCENTCOM Civilian and Contractor Arming
Policy and Delegation of Authority for Iraq and Afghanistan, dated 07 Nov 2006

(9) U.S. CENTCOM Message, Modification 3 to USCENTCOM Civilian and Contractor Arming
Policy and Delegation of Authority in Iraq and Afghanistan, dated 09 Jun 2009

(b) Required Government Documentation. An O-6 or GS-15 (or above) from the unit requesting the contractor security shall provide a description of the following to the arming approval authority via the contracting officer representative (COR) in sponsoring each individual request for arming (under paragraph (c) below:

(1) The specific location where the PSC employee will operate;

(2) The persons and/or property that require protection;

(3) The anticipated threat;

(4) The requested weapon type(s), including serial number when possible;

(5) The reason current security/police forces are unable to provide adequate protection; and

(6) Verification, under paragraph (e) below, that background checks have been conducted and that no records were found of convictions or other acts that should be known to the arming authority.

(c) Required Contractor Documentation. Contractors and their subcontractors at all tiers that require arming approval shall provide to the arming approval authority via the COR consistent documentation (signed and dated by the employee and employer as applicable) for each of their employees who will seek authorization to be armed under the contract as follows:

(1) Weapons Qualification/Familiarization. All employees must meet the weapons qualification requirements on the requested weapon(s) established by any DoD or other U.S. government agency, Law of Armed Conflict (LOAC); Rules for the Use of Force (RUF), as defined in the U.S. CENTCOM Policy, dated 23 December 2005; and distinction between the above-prescribed RUF and the Rules of Engagement (ROE), which are applicable only to military forces.

(2) Completed DD Form 2760 (or equivalent documentation) for each armed employee, indicating that the employee is not otherwise prohibited under U.S. law from possessing the required weapon or ammunition.

(3) Written acknowledgement by the individual of the fulfillment of training responsibilities and the conditions for the authorization to carry firearms. This document includes the acknowledgement of the distinctions between the ROE applicable to military forces and RUF that control the use of weapons by DoD civilians, DoD contractors and PSCs.

(4) Written acknowledgement signed by both the armed employee and by a representative of the employing company that use of weapons could subject both the individual and company to U.S. and host nation prosecution and civil liability.

(5) A copy of the contract between the contractors company and the U.S. Government that verifies the individuals employment and addresses the need to be armed.

(6) One (1) copy of a business license from the Iraqi or Afghani Ministry of Trade or Interior; (7) One (1) copy of a license to operate as a PSC (or a temporary operating license) from the
Ministry of Interior;

(d) The contractor will submit to the COR a communications plan that, at a minimum, sets forth the following:

(1) The contractors method of notifying military forces and requesting assistance where hostilities arise, combat action is needed or serious incidents have been observed;

(2) How relevant threat information will be shared between contractor security personnel and
U.S. military forces; and

(3) How the contractor will coordinate transportation with appropriate military authorities.

(e) Prior to requesting arming approval, the contractor will submit to the COR an acceptable plan for accomplishing background checks on all contractor and subcontractor employees who will be armed under the contract. The contractor shall, at a minimum, perform the following (which will be specifically addressed in its plan and which will be documented and furnished to the COR upon completion):

(1) Use one or more of the following sources when conducting the background checks: Interpol, FBI, Country of Origin Criminal Records, Country of Origin U.S. Embassy Information Request, CIA records, and/or any other records available;

(2) Verify with USF-I or USFOR-A, as applicable, that no employee has been barred by any commander within Iraq or Afghanistan; and

(3) All local nationals and third country nationals will voluntarily submit to full biometric enrollment in accordance with theater biometric policies within 60 days of their arming request. While biometric collection and screening is voluntary, CORs will immediately notify the arming approval authority of any individuals who do not meet this requirement and any arming authorization will be revoked until all requirements are met.

(f) Penalties for Non-Compliance. Failure of contractor or subcontractor employee(s) to comply with the laws, regulations, orders, and rules (including those specified herein) governing the use of force, training, arming authorization, and incident reporting requirements may result in the revocation of weapons authorization for such employee(s). Where appropriate, such failure may also result in the total revocation of weapons authorization for the contractor (or subcontractor) and sanctions under the contract, including termination.

(g) Criminal and Civil Liability. Arming of contractor or subcontractor employees under this contract may subject the contractor, its subcontractors, and persons employed by the same, to the civil and criminal jurisdiction of the U.S. and Host Nation. Host Nation refers to the nation or nations where services under this contract are performed.

(h) Lapses in Training or Authorization. Failure to successfully retrain an employee who has been properly authorized to be armed under this contract within twelve (12) months of the last training date will constitute a lapse in the employees authorization to possess and carry the weapon. All unauthorized employees will immediately surrender their weapon and authorization letter to the contractor and will remain unarmed until such time as they are retrained and newly approved by the arming authority. Additionally, the arming authority’s authorization letter is valid for a maximum of twelve (12) months from the date of the prior letter (unless authorization is earlier invalidated by a lapse in training).

(i) Authorized Weapon & Ammunition Types. Unless DCDRUSCENTCOM (or a designee) expressly provides otherwise, all arming requests and authorizations for contractor or subcontractor employees under this contract shall be limited to U.S. Government-approved weapons and ammunition. Notwithstanding Host Nation laws or regulations that would allow use of heavier weapons by contract security/PSC, all DoD security service / PSC contractors must have weapons approved by DCDRUSCENTCOM (or a designee) before use. This restriction applies to all weapons in the possession of contractor employees, even if such weapons are required for personal protection. The following weapons and ammunition are currently authorized by the U.S. Government for use in Iraq and Afghanistan:

(1) The M9, M4, M16, or equivalent (e.g. .45 CAL, AK-47).

(2) The M9 or equivalent sidearm will be the standard personal protection weapon unless other weapons are specifically requested and approved.

(3) U.S. government Ball ammunition is the standard approved ammunition.

(j) Requirements for Individual Weapons Possession. All employees of the contractor and its subcontractors at all tiers who are authorized to be armed under this contract must:

(1) Possess only those U.S. Government-approved weapons and ammunition for which they are qualified under the training requirements of section (c) and subsequently authorized to carry;

(2) Carry weapons only when on duty or at a specific post (according to their authorization);

(3) Not conceal any weapons, unless specifically authorized;

(4) Carry proof of authorization to be armed. Employees not possessing such proof will be deemed unauthorized and must surrender their weapon to their employer; and

(5) IAW USCENTCOM G.O. #1, consumption of alcohol in Iraq or Afghanistan is prohibited. In the event of a suspension or an exception to G.O. #1, employees shall not consume any alcoholic beverage while armed or within eight (8) hours of the next work period when they will be armed. There are no circumstances under which a person will be authorized to consume any alcoholic beverage when armed for personal protection.

(k) Weapons/Equipment Restrictions and Responsibilities. Unless otherwise provided, the U.S. Government will not provide any weapons or ammunition to contractors, their subcontractors, or any employees of the same. The Contractor will provide all weapons and ammunition to those employees that will be armed under the contract. The contractor and its subcontractors at all tiers will also provide interceptor body armor, ballistic helmets, and the Nuclear, Biological, and Chemical (NBC) protective masks to those employees that require such equipment in the performance of their duties.

(l) Rules for the Use of Force (RUF). In addition to the RUF and ROE training referenced in paragraph (c), the contractor and its subcontractors at all tiers will monitor and report all activities of its armed employees that may violate the RUF and/or otherwise trigger reporting requirements as serious incidents. Prompt reporting demonstrates a desire by the contractor and its subcontractors to minimize the impact of any violations and, therefore, will be given favorable consideration. Violations of the RUF include, though are not limited to:

(1) Taking a direct part in hostilities or combat actions, other than to exercise self-defense;

(2) Failing to cooperate with Coalition and Host Nation forces;

(3) Using deadly force, other than in self-defense where there is a reasonable belief of imminent risk of death or serious bodily harm;

(4) Failing to use a graduated force approach;

(5) Failing to treat the local civilians with humanity or respect; and

(6) Detaining local civilians, other than in self-defense or as reflected in the contract terms. (m) Retention and Review of Records. The Contractor and all subcontractors at all tiers shall maintain records on weapons training, LOAC, RUF and the screening of employees for at least six (6) months following the expiration (or termination) of the contract. The Contractor and its subcontractors at all tiers shall make these records available to the Contracting Officer or designated representative, at no additional cost to the government, within 72 hours of a request.

(n) Contractor Vehicles. Vehicles used by contractor and subcontractor personnel in the course of their security duties shall not be painted or marked to resemble U.S./Coalition or host nation military and police force vehicles.

(o) Quarterly Reporting. The prime contractor will report quarterly (i.e. NLT 1 January, 1 April, 1 July and 1 October for each quarter of the calendar year) to the Contracting Officer responsible for this contract, and any other organization designated by the Contracting Officer, the following information under this contract:

(1) The total number of armed civilians and contractors;

(2) The names and contact information of its subcontractors at all tiers; and

(3) A general assessment of the threat conditions, adequacy of force numbers, and any problems that might require a change to force levels. Note: this information is in addition to the information the contractor promises to immediately provide under the communications plan referenced at paragraph (d).

(End of Clause)

952.225-0002 (JCC-I/A) ARMED PERSONNEL INCIDENT REPORTS JAN/2010

(a) All contractors and subcontractors in the United States Forces-Iraq (USF-I) or United States Forces-Afghanistan (USFOR-A) theater of operations shall comply with and shall ensure that their personnel supporting USF-I or USFOR-A forces are familiar with and comply with all applicable orders, directives, and instructions issued by the respective USF-I or USFOR-A Commanders relating to force protection and safety.

(b) IRAQ: Contractors shall provide all incidents and use of weapons firing incidents to the USF-I Contractor Operations Cell (CONOC) as soon as practical, based upon the situation, and submit a written report to CONOC within 4 hours. The initial report shall include the name of the company, location of the incident, time when the incident occurred, a brief description of the events leading up to the incident, and a company point of contact. A follow-up, comprehensive written report shall be provided to the CONOC within 96 hours of the incident. Reports shall be submitted to CONOC at: mncic3conoc@iraq.centcom.mil;, DSN 318-435-2369; Iraqna 0044 203 286 9851 or 0044
203 239 5894; or Skype: MNCICONOC.

(c) AFGHANISTAN: Contractors shall immediately report all incidents and use of weapons through their Contracting Officers Representative (CORs) who will notify the Contracting Officer. Contracting Officers are responsible to notify the PARC-A Chief of Operations and the JOC @ USFOR-A (JOC SHIFT DIRECTOR, DSN: 318-237-1761) Information should include: the name of the company, where the incident occurred, time when the incident occurred, a brief description of the events leading up to the incident, and a point of contact for the company. The PARC-A Chief of Operations in coordination with the JOC will issue guidance for further reporting requirements.

(d) Contractors shall provide first aid and request MEDEVAC of injured persons, and remain available for U.S. or Coalition response forces, based upon the situation. In the event contractor personnel are detained by U.S. or Coalition Forces, prolonged detention due to lack of proper identification can be alleviated by contractor personnel possessing on their person information that includes the contractors name, the contract number, a contractor management POC, and the phone number of the CONOC/JOC Watch.

(End of Clause)

952.225-0003 (JCC-I/A) FITNESS FOR DUTY AND MEDICAL/DENTAL CARE LIMITATIONS APR/2010 (a) The contractor shall perform the requirements of this contract notwithstanding the fitness for duty of deployed employees, the provisions for care offered under this section, and redeployment of individuals determined to be unfit. Contractor personnel who deploy for multiple tours, for more than 12 months total must be re-evaluated for fitness to deploy. An examination will remain valid for 15 months from the date of the physical. The contractor bears the responsibility for ensuring all employees are aware of the conditions and medical treatment available at the performance location. The contractor shall include this information and requirement in all subcontracts with performance in the theater of operations

(b)  The contractor shall not deploy an individual with any of the following conditions unless approved by the appropriate CENTCOM Service Component (ie. ARCENT, AFCENT, etc.) Surgeon: Conditions which prevent the wear of personal protective equipment, including protective mask, ballistic helmet, body armor, and chemical/biological protective garments; conditions which prohibit required theater immunizations or medications; conditions or current medical treatment or medications that contraindicate or preclude the use of chemical and biological protectives and antidotes; diabetes mellitus, Type I or II, on pharmacological therapy; symptomatic coronary artery disease, or with myocardial infarction within one yearwithin one year prior to deployment, or within six months of coronary artery bypass graft, coronary artery angioplasty, or stenting; morbid obesity (BMI >/= 40); dysrhythmias or arrhythmias, either symptomatic or requiring medical or electrophysiological control; uncontrolled hypertension, current heart failure, or automatic implantable defibrillator; therapeutic anticoagulation; malignancy, newly diagnosed or under current treatment, or recently diagnosed/treated and requiring frequent subspecialist surveillance, examination, and/or laboratory testing; dental or oral conditions requiring or likely to require urgent dental care within six months time, active orthodontic care, conditions requiring prosthodontic care, conditions with immediate restorative dentistry needs, conditions with a current requirement for oral-maxillofacial surgery; new onset (< 1 year) seizure disorder, or seizure within one year prior to deployment; history of heat stroke; Menieres Disease or other vertiginous/motion sickness disorder, unless well controlled on medications available in theater; recurrent syncope, ataxias, new diagnosis (< 1year) of mood disorder, thought disorder, anxiety, somatoform, or dissociativedisorder, or personality disorder with mood or thought manifestations; unrepaired hernia; tracheostomy or aphonia; renalithiasis, current; active tuberculosis; pregnancy; unclosed surgical defect, such as external fixeter placement; requirement for medical devices using AC power; HIV antibody positivity; psychotic and bipolar disorders. (Reference: Mod 10 to USCENTCOM Individual Protection and Individual/Unit Deployment Policy, Annex Q to USF-I OPORD 10-01, FRAGO 897 to CJTF-82 OPORD 07-03, PPG- Tab A: Amplification of the Minimal Standards of Fitness for Deployment to the CENTCOM AOR).

(c) In accordance with military directives (DoDI 3020.41, DoDI 6000.11, CFC FRAGO 09-1038, DoD PGI 225.74), resuscitative care, stabilization, hospitalization at Level III (emergency) military treatment facilities and assistance with patient movement in emergencies where loss of life, limb or eyesight could occur will be provided. Hospitalization will be limited to emergency stabilization and short-term medical treatment with an emphasis on return to duty or placement in the patient movement system. Subject to availability at the time of need, a medical treatment facility may provide reimbursable treatment for emergency medical or dental care such as broken bones, lacerations, broken teeth or lost fillings.

(d) Routine and primary medical care is not authorized. Pharmaceutical services are not authorized for routine or known, routine prescription drug needs of the individual. Routine dental care, examinations and cleanings are not authorized.

(e) Notwithstanding any other provision of the contract, the contractor shall be liable for any and all medically-related services or transportation rendered. In accordance with OUSD(C) Memorandum dated 4 June 2008, the following reimbursement rates will be charged for services at all DoD deployed medical facilities. These rates are in effect until changed by DoD direction.

(1)	Inpatient daily rate: $2,041.00. Date of discharge is not billed unless the patient is admitted to the hospital and discharged the same day.

(2)	Outpatient visit rate: $195.00. This includes diagnostic imaging, laboratory, pathology, and pharmacy provided at the medical facility.

(End of Clause)

952.225-0007 (JCC-I/A) MANDATORY SHIPPING DIRECTIONS (IRAQ ONLY) JUN/2010

(a) United States Forces Iraq, Deputy Commanding General Advisory and Training (USF-I DCG A&T), is required to track supplies and materiel shipped into Iraq. Prompt notification of shipment movements and compliance with information requirements will assist in providing advance notice to the point of entry for all inbound shipments.

(b) The Customs Levy Exemption Form will be reviewed by a Government of Iraq Representative. If the shipment qualified for a levy exemption, the Customs Levy Exemption Form will be stamped and emailed back to the contractor. The stamped form must accompany every shipment for which a levy exemption is desired.

(c) Upon contract award, the contractor/consignor shall provide the necessary logistical information required by USF-I DCG A&T / J4.
STEP 1:
-- Upon contract award go to the following JCCS website:
-- https://www.rebuilding-iraq.net/

STEP 2:
-- Select the Logistics and then the Customs radio buttons.
-- Select and complete the Customs Levy Waiver Form.

STEP 3:
--Email the (1) completed Customs Levy Exemption Form, (2) a copy of the front page of the signed contract; and (3) the pages from the contract that describe the required supplies, equipment or end product to USF-I DCG A&T /J4 (Logistics) at Usfi.j4.mmdmove@iraq.centcom.mil and Customs Officials at CMDbattlebox@iraq.centcom.mil, DSN: 318-485-2594/6224 Commercial: 713-970-6140 (Rings in Iraq) within 7 days of shipping.

--The Customs Levy Exemption Form will be reviewed by a Government of Iraq representative. If the shipment qualifies for a levy exemption, the Customs Levy Exemption Form will be stamped and emailed back to the contractor. The stamped form, airway bill/bill of lading, and manifests/packing documents must accompany every shipment for which a levy exemption is desired. All of these documents must list USF-I as the consignee/end user and the releasing agent as "GLOBAL FREIGHT SYSTEM"

The stamped form must accompany every shipment for which a levy exemption is desired.

--Complete a Form DD-250 form, Material Inspection and Receiving Report, and provide it and the invoice for the shipment with the cargo.

--Commercial Air Shipments require (1) airway bills and (2) the Customs Levy Exemption form to be emailed to the USF-I J4 org box at Usfi.j4.mmdmove@iraq.centcom.mil. Ensure that all shipping labels have USF-I and ATTN: GLOBAL FREIGHT SYSTEM.

(d) It is the contractors responsibility to provide all the requested information in sufficient time to allow coordination of required delivery. Failure to comply with these instructions may result in delaying the arrival of supplies and materiel at their final destinations.

(e) Once material is shipped, the Contractor shall notify USF-I J4, within two business days, at the following email address: Usfi.j4.mmdmove@iraq.centcom.mil

(End)

52.6026                      FOB ORIGIN SHIPPING INSTRUCTIONS TRANSPORTATION ACCOUNT CODES AND LONG LINE OF ACCOUNTING FOR FIRST DESTINATION TRANSPORTATION SHIPMENTS AND OVER OCEAN SECOND DESTINATION TRANSPORTATION JAN/2007

GS6026                      FOB ORIGIN SHIPPING INSTRUCTIONS TRANSPORTATION ACCOUNT CODES AND LONG LINE OF ACCOUNTING FOR FIRST DESTINATION TRANSPORTATION SHIPMENTS AND OVER OCEAN SECOND DESTINATION TRANSPORTATION

In accordance with DoD 4500.32-R (20 May 04), Transportation Account Codes (TACs) and Longline Of Accounting (LOA) fund citations shall be indicated for any contract item required to be shipped "FOB Origin." For such items the TAC and LOA is identified at the individual contract SLIN in Section G of the ordering instrument (i.e., the basic contract or [delivery] order, as applicable).

Section G Narrative
FOB Origin
SLIN:

Transportation Account Code: Longline of Accounting:

52.6075 FOREIGN MILITARY SALES OR MILITARY ASSISTANCE PROGRAM DATA JUL/1986

Specific fill-in information will be provided as appropriate on a Task Order basis.
This contract involves Foreign Military Sales (FMS) or Military Assistance Program (MAP) (Grant Aid). The following special markings, applicable FMS country and case identifier or MAP Record Control/Program/Directive Number identifier, as applicable, are provided for the contractor to comply with DFARS Appendix F-301 Block 16(iv)(L):

C L I N / S L I N T_B_D_
FMS Country and case identifier or
MAP Record Control/Program/Directive
N u m b e r I d e n t i f i e r T_B_D_. S p e c i a l M a r k i n g s _T_B_D
_______________________________________________________________________
G r o s s W e i g h t _T_B_D

52.7026 CONFIDENTIAL OR SECRET MATERIEL/DOCUMENTS--METHOD OF TRANSMISSION NOV/1996

( a ) Materiel will be packed to conceal it properly and to avoid suspicion as to contents, and to reach destination in satisfactory condition. Internal markings or internal packaging will clearly indicate the classification. NO NOTATION TO INDICATE CLASSIFICATION APPEAR ON EXTERNAL MARKINGS (EXTERIOR CONTAINERS). (See Chapter 4 of the Industrial Security Manual for Safeguarding Classified Information (DoD 5220.22M)).

( b ) Documents will be enclosed in two opaque envelopes or covers. The inner envelope or cover containing the documents being transmitted will be addressed, return addressed, and sealed. The classification of the documents being transmitted will be clearly marked on the front and back of the inner container. The classified documents will be protected from direct contact with the inner cover by a cover sheet or by folding inward. For SECRET documents, a receipt form identifying the addresser, addressee, and documents will be enclosed in the inner envelope. CONFIDENTIAL documents will be covered by a receipt only when the sender deems it necessary. The inner envelope or cover will be enclosed in an opaque outer envelope or cover. The classification markings of the inner envelope should not be detectable. The outer envelope will be addressed, return addressed, and sealed. NO CLASSIFICATION MARKINGS WILL APPEAR ON THE OUTER ENVELOPE OR COVER. (See Chapter 5, Section 4, of the Industrial Security Manual for Safeguarding Classified Information (DoD 5220.22M)).

(End of clause)

52.7043 STANDARD PRACTICE FOR COMMERCIAL PACKAGING APR/1999

Commercial packaging of drawings, test reports, software, and other data items shall be in accordance with ASTM D 3951-98. Hardware deliverables shall also be packaged in accordance with ASTM D 3951-98. All packages shall be marked in accordance with MIL-STD-129 (a waiver-free document). Bar Code Markings are required IAW ANSI/AIM-BC1, Uniform Symbology Specification Code 39 and MIL-STD-129. Intermediate packaging is required to facilitate handling and inventory control whenever the size of the unit package is 64 cubic inches or less. Unit packs requiring intermediate packing shall be packed in quantities governed by the following:

a. Maximum of 100 unit packs per intermediate container.

b. Maximum net load of 40 pounds.

c. Maximum size of 1.5 cubic feet with at least two dimensions not exceeding 16 inches

Unless otherwise specified, shipments shall be unitized into a single load that can be handled as a unit throughout the distribution system. The supplier is responsible for performing package testing as specified in ASTM D 3951-98. The government reserves the right to perform any of the tests. Copies of ASTM D 3951-98 are available from the:
American Society for Testing and Materials
100 Barr Harbor Drive
West Conshohocken, PA 19248-2959.

52.7044 STANDARD PRACTICE FOR COMMERCIAL PACKAGING (FOR DRAWINGS, SOFTWARE, APR/1999 AND OTHER DATA)

Commercial packaging of drawings, test reports, software, and other data items shall be in accordance with ASTM D 3951-98
Copies of ASTM D 3951-98 are available from the: American Society for Testing and Materials
100 Barr Harbor Drive
West Conshohocken, PA 19248-2959.

52.7045 PACKAGING AND PACKING OF ELECTRONICS TEST FIXTURES AND MECHANICAL APR/1999

Contractor shall prepare electronic test fixtures and/or mechanical gages for return or delivery to the Government in accordance with the packaging requirement set forth in ASTM D 3951-98. All packages shall be marked in accordance with MIL-STD 129, Standard Practice for Military Marking (a waiver-free document). Bar Code Markings are required IAW ANSI/AIM-BC-1, Uniform Symbology Specification Code 39 and MIL-STD-129.
(End of clause)

52.7047 BAR CODE MARKING OCT/2001

Bar Code Markings are required for all items except unwrapped tires, items without an NSN, and local purchase items in accordance with MIL-STD-129, Standard Practice for Military Marking, and ANSI-AEM-BC 1, Uniform Symbology Specification Code 39.

PART 4.0 - -SPECIAL PROVISIONS

The provisions below are extracted directly from the Prime Contract, and are incorporated herein and made a part of this Subcontract. In all such clauses, unless the context of the clause requires otherwise, the term "Contractor" shall mean Subcontractor, the term "Contract" shall mean this Subcontract, and the terms "Government," "Contracting Officer" and equivalent phrases shall mean Booz Allen and Booz Allen's Subcontract Administrator, respectively. It is intended that the referenced clauses shall apply to Subcontractor in such manner as is necessary to reflect the position of Subcontractor as a subcontractor to Booz Allen, to insure Subcontractor's obligations to Booz Allen and to the United States Government, and to enable Booz Allen to meet its obligations under its Prime Contract (or subcontract).

4.1          Security Requirements

The highest level security requirements that may be required under this contract is defined in the DD
254 Contract Security Classification Specification, Section J, Attachment 0003. Facility Clearance required shall be TOP SECRET, however to be considered for award a contractor must have a Facility Clearance of SECRET. Contractors with a Facility Clearance of SECRET will be required to upgrade to TOP  SECRET  after  award.  Contractor  personnel  must  have  a  minimum  of  a  SECRET  security clearance unless specifically waived in anindividual task order. Separate DD Form 254s will be issued which reflect the security requirements based on individual Task Orders. Contractors may only compete for those tasks up to the security clearance level they possess.

4.2           52.6001 ORGANIZATIONAL CONFLICT OF INTEREST AUG/2007 (a) Definition.

Per FAR 2.101, an organizational conflict of interest means that because of other activities or relationships with other persons, a person is unable or potentially unable to render impartial assistance or advice to the Government, or the persons objectivity in performing the contract work is or might be otherwise impaired, or a person has an unfair competitive advantage. It does not include the normal flow of benefits from incumbency.

(b) The Contracting Officer has determined that potentially significant organizational conflicts of interest may arise due to the nature of the work the Contractor will perform under this contract that may preclude the Contractor from being awarded future CECOM LCMC Acquisition Center contracts in a related area. Whereas the Contractor has agreed to undertake this contract to provide Rapid Response Third Generation (R2-3G) services.  it is agreed that the Contractor shall be ineligible to act as a prime contractor, consultant, or subcontractor to any prime contractor or subcontractor at any tier who is to supply the services, system or major components thereof for any project where the Contractor has provided or is providing support as described in FAR 9.505-1 through 9.505-4.

(c) The Contracting Officer may make a determination to allow a Contractor to participate in an acquisition subject to the submission of an acceptable mitigation plan in accordance with paragraphs (1) and (2) below. This determination may not be appealed.

(1) If the Contracting Officer requests, and the Contractor submits an organizational conflict of interest mitigation plan that, after Government review is acceptable to the Government, the Contractors parent corporation, subsidiaries, or other physically separate profit and loss centers may not be precluded from acting as a subcontractor or consultant on future CECOM LCMC Acquisition Center contracts. The Governments determination regarding the adequacy of the mitigation plan or the possibility of mitigation are unilateral decisions made solely at the discretion of the Government and are not subject to the Disputes clause of the contract. The Government may terminate the contract for default if the Contractor fails to implement and follow the procedures contained in any approved mitigation plan.

(2) Any mitigation plan shall include, at a minimum, non-disclosure agreements to be executed by the Contractor and the Contractors employees supporting the Government per paragraph (c) above. Items for consideration in a mitigation plan include the following: identification of the organizational conflict(s) of interest; reporting and tracking system; an organizational conflict of interest compliance/enforcement plan, to include employee training and sanctions, in the event of unauthorized disclosure of sensitive information; a plan for organizational segregation (e.g., separate reporting chains); and data security measures.

(d) These restrictions outlined in paragraph (b) shall apply to Booz Allen Hamilton. This clause shall remain in effect for one year after completion of this contract.

(e) The Contractor shall apply this clause to any subcontractors or consultants, who have access to information, participate in the development of data, or participate in any other activity related to this contract which is subject to terms of this clause at the prime contractor level, unless the Contractor includes an acceptable alternate subcontractor provision in its mitigation plan. For subcontractors or consultants under this contract, if an organizational conflict of interest mitigation plan is submitted and acceptable to the Government, the subcontractors parent corporation, subsidiaries, or other physically separate profit and loss centers may not be precluded from acting as a prime, subcontractor, or consultant on future CECOM LCMC Acquisition Center contracts.

(f) The Contractors employees shall be trained and informed of Subpart 9.5 of the FAR and this contract provision, and shall execute a Contractor-Employee Personal Financial Interest/Protection of Sensitive Information Agreement as appropriate.

(g) The Contactor agrees that it will use all reasonable diligence in protecting proprietary data received by it. The Contractor further agrees it will not willfully disclose proprietary data to unauthorized parties without the prior permission of the Government, and that proprietary data shall not be duplicated, used or disclosed, in whole or part, for any purpose other than to accomplish the contracted effort. This restriction does not limit the contractors right to use, duplicate or disclose such information if such information was lawfully obtained by the contractor from other sources.

(h) The Contractor agrees to enter into written agreements with all companies whose proprietary data it shall have access and to protect such data from unauthorized use or disclosure as long as it remains proprietary. The Contractor shall furnish to the Contracting Officer copies of these written agreements. The Contractor agrees to protect the proprietary data and rights of other organizations disclosed to the Contractor during performance of this contract with the same caution that a reasonably prudent Contractor would use to safeguard highly valuable property. The Contractor agrees to refrain from using proprietary information for any purpose other than that for which it was furnished.

(i) The Contractor shall not distribute reports, data or information of any nature arising from its performance under this contract, except as provided by this contract or as may be directed by the Contracting Officer.

(j) Government Representatives shall have access to the Contractors premises and the right to inspect all pertinent books and records in order to insure that the contractor is in compliance with FAR 9.5.

(k) The Contractor agrees that if after award it discovers a potential organizational conflict of interest, a prompt and full disclosure shall be made in writing to the Contracting Officer. This disclosure shall include a description of the actions the Contractor has taken or proposes to take, to avoid or mitigate such conflicts.

(l) The Government may waive application of this clause when it is determined to be in the best interest of the Government to do so.

4.3           52.6002 Prohibited Discrimination and Sexual Harassment FEB/2008

As prescribed by Federal law, sexual harassment and other forms of prohibited discrimination based on race, national origin, religion, gender, or disability are unacceptable in the Army workplace. The contractor agrees that, while performing services pursuant to this contract, its employees and agents, as well as the employees and agents of its subcontractors at any tier, will not engage in such conduct, whether directed at employees of the Government or a contractor. This requirement is considered by the parties to be a material provision of the contract. Accordingly, the contractors failure to promptly take appropriate corrective action after it has been established that such conduct by its, or its subcontractors, employee(s) or agent(s), did, in fact, occur, will be considered a breach of contract, entitling the Government to exercise its rights pursuant to the Default Clause herein.

(End of clause)

4.4           52.6130 SCHEDULE OF GOVERNMENT-FURNISHED PROPERTY (EQUIPMENT) JUN/2002

Specific fill-in information will be provided as appropriate on a Task Order basis.

1. The government shall furnish the following property to the contractor for use in performance of this contract.

NATIONAL DATE TO BE PURPOSE FOR ACQUISITION STOCK NUMBER DESCRIPTION QUANTITY DELIVERED WHICH FURNISHED VALUE

-1- -2- -3- -4- -5
-
-6- -7- -8- -9- -1
0-
-11- -12- -13- -14- -1
5-
-16- -17- -18- -19- -2
0-

2. Delivery of Government-Furnished Property. Government-Furnished Property (GFP) will be delivered to the 'producing facility' as identified by the contractor in the 'Place of Performance and Shipping Point' provision in Section G of the schedule, unless herein stated otherwise by the contractor:

a. Except as provided by paragraph 4 below (Procurement Models), delivery schedules shall be based on the GFP delivery dates specified above.

b. If the GFP is not received in accordance with the above schedule, the contractor shall notify the Procuring Contracting Officer (PCO) within seven days after the date for receipt established by the above schedule.

c. Note Concerning Electronic Test Fixtures and Mechanical Gages. When Electronic Test Fixtures (ETF) and/or Mechanical Gages (GAGES) are to be acquired by the contractor, such ETF/GAGES will become government property upon government acceptance, and the shipment and disposition instructions of this provision apply.

3. Contractor Inspection of GFP. The contractor shall inspect all GFP within 30 calendar days of its receipt. If the inspection reveals GFP damages or discrepancies, the contractor shall:

a. Complete the appropriate form:

SF 364 - Report of Discrepancy. Used to report materiel discrepancies including condition of materiel, incorrect supply documentation, misdirected materiel, overages and/or shortages, duplicate shipments, packaging discrepancies, item technical data markings and wrong items.

SF 361 - Discrepancy in Shipment Report. Used to report any transportation discrepancy in shipment through the Defense Transportation System (DTS) and shipment within CONUS moved by commercial carrier (lost or damaged).

SF 368 - Quality Deficiency Report. Used to report defects or nonconforming conditions which limit or prohibit the product from fulfilling its intended purpose, including deficiencies in design, specification, material, manufacturing and workmanship.

b. Obtain certification from the designated Government Quality Assurance Representative.

c. Forward the completed, certified form within seven calendar days, as follows:

FORM DISTRIBUTION

SF 364 AMSEL-LC-LEO-D-CS-CFO - 2 copies

PCO - 1 copy

SF 361 AMSEL-LC-LEO-D-DP-DT - 2 copies

PCO - 1 copy

SF 368 AMSEL-LC-LEO-D-CS-CFO - 2 copies

PCO - 1 copy

ACO - 1 copy

d. When the contractor considers any damage attributable to the carrier, the contractor will arrange for and document a confirming inspection by the carrier's representative.

4. Procurement Models. If the 'Statement of Work for Procurement Model' is included with this contract (see Section J), the contractor may obtain the procurement model, at the contractor's expense and risk, any time after five calendar days after the effective date of this contract. The contractor will contact the PCO to arrange this transaction.

5. Maintenance Data Test Equipment. Any property listed in paragraph 1 as 'Maintenance Data Test Equipment' shall be used by the contractor to test the preproduction model for the purpose of developing maintenance data for the required technical literature. The government's action in furnishing such test equipment shall not in any way modify, limit, or nullify the contractor's responsibility to furnish all required maintenance data. Such test equipment shall be returned to the government concurrently with the initial production delivery. (TBD) STANDARD CLAUSE (X will be inserted if paragraph is applicable; if not applicable, N/A should be inserted. See
Variable Clause, paragraph 6, at end of clause.)

6. Shipment of GFP. Within 30 calendar days after the contractor receives the applicable shipping instructions from the PCO (or designated property representative), the contractor shall submit an original and three copies of DD Form 1659, Application for U.S. Government Shipping Documentation/Instructions, to the ACO. Disposition of GFP. As soon as the GFP (other than that described by paragraph 4 above) is no longer required, but not later than completion of all scheduled contract deliveries or termination of this contract, the contractor shall return to the government all GFP not utilized in performance of this contract or otherwise disposed of by direction of the Contracting Officer. The contractor will notify the cognizant Quality Assurance Representative to arrange for inspection of the property before it is packed for return to the government.

a. When applicable, Acceptance Inspection Equipment (AIE) (mechanical gages/electronic test fixtures) shall be disposed of in accordance with the 'Statement of Work for Mechanical Gages/Electronic Test Fixtures' located in Section C.

b. The contractor shall prepare the property (except AIE) for delivery LOP C/LPK C in accordance with ASTM D 3951-98 and shall ensure that all items comply with all common carrier rules and regulations. The contractor shall deliver the property F.O.B Origin in accordance with the applicable shipping/disposition instructions received from the PCO, unless otherwise stated.

c. The property shall be delivered to the government utilizing DD Form 1149 citing the same document under which it was received. The contractor shall forward a copy of DD Form 1149 to each of the addressees listed below:

Commander
US Army Communications-Electronics Command, CECOM Contracting Center
ATTN: CCE-CBF
Aberdeen Proving Group (APG), MD 21010 (TBD) VARIABLE CLAUSE

6. Shipment and Disposition of GFP. As soon as the GFP (other than that described by paragraph 4 above) is no longer required, but not later than completion of all scheduled contract deliveries or termination of this contract, the contractor shall submit an original and three copies of DD Form 1659, Application for U.S. Government Shipping Documentation/Instructions, to the ACO. Once received, the contractor shall return all GFP to the government in accordance with these instructions.

a. The contractor will notify the cognizant Quality Assurance Representative to arrange for inspection of the property before it is packed for return to the government.

b. When applicable, Acceptance Inspection Equipment (AIE) (mechanical gages/electronic test fixtures) shall be disposed of in accordance with the 'Statement of Work for Mechanical Gages/Electronic Test Fixtures', located in Section C.

c. The contractor shall prepare the property (except AIE) for delivery LOP C/LPK C in accordance with ASTM D 3951-98 and shall ensure that all items comply with all common carrier rules and regulations. The contractor shall deliver the property F.O.B Origin in accordance with the applicable shipping/disposition instructions received from the PCO, marked for: (TBD) (insert info received from LEO via Request for Avail AMSEL-AC-FL 373).

d. The property shall be delivered to the government utilizing DD Form 1149 citing the same document under which it was received. The contractor shall forward one copy of DD Form
1149 to each of the addressees listed below:

Commander
US Army Communications-Electronics Command, CECOM Contracting Center
ATTN: CCE-CBF
Aberdeen Proving Group (APG), MD 21010 (End of clause)

52.6135 SCHEDULE OF GOVERNMENT-FURNISHED PROPERTY (MATERIAL) JUN/2003

Specific fill-in information will be provided as appropriate on a Task Order basis.

1. The government shall furnish the following property to the contractor for use in performance of this contract.

NATIONAL UNIT GROSS APPLIES
STOCK NUMBER DESCRIPTION ALLOWANCE ALLOWANCE TO SLIN

-1- -2- -3- -4- -5-

-6- -7- -8- -9- -10-

-11- -12- -13- -14- -15-

-16- -17- -18- -19- -20-

2 . Delivery of Government-Furnished Property. Government-Furnished Property (GFP) will be delivered to the 'producing facility' as identified by the contractor in the 'Place of Performance and Shipping Point' provision in Section G of the schedule, unless herein stated otherwise by the contractor: The GFP will be delivered to the contractor as follows:

a . Preproduction Models. GFP required for preproduction models will be delivered such that they are received by the contractor TBD calendar days after the effective date of contract.

b . Production Items. GFP required for production of contract deliverables will be delivered such that it is received by the contractor TBD calendar days prior to the scheduled delivery of items established in Section B of this contract.

c. The government retains the option to ship the property in larger quantities or at earlier times when such action is in the interest of the government.

d. If the GFP is not received in accordance with the above schedule, the contractor shall notify the Procuring Contracting Officer (PCO) within seven days after the date for receipt established by the above schedule.

3 . Contractor Inspection of GFP. The contractor shall inspect all GFP within 30 calendar days of its receipt. If the inspection reveals GFP damages or discrepancies, the contractor shall:

a. Complete the appropriate form:

SF364-Report of Discrepancy. Used to report materiel discrepancies including condition of materiel, incorrect supply documentation, misdirected materiel, overages and/or shortages, duplicate shipments, packaging discrepancies, item technical data markings and wrong items.

SF361-Discrepancy in Shipment Report. Used to report any transportation discrepancy in shipment through the Defense Transportation System (DTS) and shipment within CONUS moved by commercial carrier (lost or damaged).

SF368-Quality Deficiency Report. Used to report defects or nonconforming c onditions which limit or prohibit the product from fulfilling its intended purpose, including deficiencies in design, specification, material, manufacturing and workmanship.

b. Obtain certification from the designated Government Quality Assurance Representative. c. Forward the completed, certified form within seven calendar days, as follows:

FORM DISTRIBUTION

SF 364 AMSEL-LC-LEO-D-CS-CFO - 2 copies
PCO - 1 copy

SF 361 AMSEL-LC-LEO-D-DP-DT - 2 copies
PCO - 1 copy

SF 368 AMSEL-LC-LEO-D-CS-CFO - 2 copies
PCO - 1 copy
ACO - 1 copy

d. When the contractor considers any damage attributable to the carrier, the contractor will arrange for and document a confirming inspection by the carrier's representative.

4 . Repackaging and Repacking of GFP. The contractor is responsible for any repackaging and repacking of GFP required to comply with applicable specifications. When GFP is received completely packed for reshipment in the same container, it will not be opened by the contractor for inspection. The contractor shall advise the cognizant Government Quality Assurance Representative of any questions concerning the quantity, quality or condition of such property.

5 . Shipment of GFP. Within 30 calendar days after the contractor receives the applicable shipping instructions from the PCO (or designated property representative), the contractor shall submit an original and three copies of DD Form 1659, Application for U.S. Government Shipping Documentation/Instructions, to the ACO.

6 . Disposition of GFP. As soon as the GFP is no longer required, but not later than completion of all scheduled contract deliveries or termination of this contract, the contractor shall return to the government all GFP not utilized in performance of this contract or otherwise disposed of by the PCO's direction.

a. The contractor will notify the cognizant Quality Assurance Representative to arrange for inspection of the property before it is packed for return to the government.

b. The contractor shall prepare the property for delivery LOP C/LPK C in accordance with ASTM D 3951-98 and shall ensure that all items comply with all common carrier rules and regulations. The contractor shall deliver the property for return F.O.B Origin in accordance with the applicable shipping/disposition instructions received from the PCO.

c. The property shall be delivered to the government utilizing DD Form 1149 citing the same document under which it was received. The contractor shall forward a copy of DD Form 1149 to the addressee listed below:

Commander
US Army Communications-Electronics Command, CECOM Contracting Center
ATTN: CCE-CBF
Aberdeen Proving Group (APG), MD 21010

52.6115 MATERIAL INSPECTION AND RECEIVING REPORTS (DD FORM 250) DFARS JUN/2005
APPENDIX F

Specific fill-in information will be provided as appropriate on a Task Order basis.

(a) Addresses required for special distribution in accordance with Table 2 and additional distribution requirements not covered by DOD FARS Appendix F, Tables 1 and 2 are as follows:

ADDRESS No. OF COPIES Commander, TBD
US Army C-E LCMC, ATTN: TBD
Aberdeen Proving Group (APG), MD 21010

Commander, TBD US Army C-E LCMC, ATTN: TBD
Aberdeen Proving Group (APG), MD 21010

Commander, 1
US Army C-E LCMC,
ATTN: AMSEL- AC-CS-FG( ALE)
Aberdeen Proving Group (APG), MD 21010

(b) These special distribution instructions shall be included in any subcontract hereunder where the items produced by the subcontractor are to be shipped directly to the Government.

PROCEDURAL NOTE: In accordance with FAR 32.905(c), Authorization to pay. All invoice payments, with the exception of interim payments on cost-reimbursement contracts for services, must be supported by a receiving report or any other Government documentation authorizing payment (e.g., Government certified voucher). The agency receiving official should forward the receiving report or other Government documentation to the designated payment office by the 5th working day after Government acceptance or approval, unless other arrangements have been made. This period of time does not extend the due dates prescribed in this section. Acceptance should be completed as expeditiously as possible. The receiving report or other Government documentation authorizing payment must, as a minimum, include the following:

(1) Contract number or other authorization for supplies delivered or services performed.

(2) Description of supplies delivered or services performed.

(3) Quantities of supplies received and accepted or services performed, if applicable.

(4) Date supplies delivered or services performed.

  (5) Date that the designated Government official-- (i) Accepted the supplies or services; or

(ii) Approved the progress payment request, if the request is being made under the clause at 52.232-
http://farsite.hill.af.mil/reghtml/regs/far2afmcfars/fardfars/far/52232.htm, Payments Under Fixed- PriceConstruction Contracts, or the clause at 52.232-10. http://farsite.hill.af.mil/reghtml/regs/far2afmcfars/fardfars/far/52232.htm, Payments Under Fixed- Price Architect- Engineer Contracts).

(6) Signature, printed name, title, mailing address, and telephone number of the designated government official responsible for acceptance or approval functions. The Department of Defense Activity Address Code (DODAAC) may be used in lieu of the mailing address. E-mail addresses, if possible, shall be added to facilitate communication and the Contractor's Tax Identification Number (TIN) should also be included on the respective invoices for tracking purposes.

DFAS (Payment Office) WILL RETURN TO SENDER ANY RECEIVING REPORTS (INCLUDING DD FORM
250) WHICH DO NOT CONTAIN THE REQUIRED INFORMATION.

52.6126 HAZARDOUS MATERIAL IDENTIFICATION AND MATERIAL SAFETY DATA SHEET APR/1992 (MSDS)

In accordance with FED-STD-313, Material Safety Data, Transportation Data and Disposal Data for Hazardous Materials Furnished to Government Activities, latest edition, the contractor is required to submit C-E LCMC Material Safety Data Sheet (CMSDS), AMSEL Form 1164 for all hazardous material delivered under this contract. Hazardous material includes, but is not limited to, items listed in
Tables 1 or 2 of FED-STD-313, latest edition.

(a) A letter of transmittal will be prepared and sent to the following activities:
 (1) Commander 2 copies US Army Communications-Electronics Life Cycle Management Command
    ATTN: Directorate For Safety
    AMSEL-SF-SEP (Louis Soffer)
    Aberdeen Proving Group (APG), MD 21010
(2) Commander US Army Communications-Electronics Life Cycle Management Command
    ATTN: C-E LCMC Packaging Section
    AMSEL-LEO-E (Al Gregor)
    Aberdeen Proving Group (APG), MD 21010
(3) Garrison Commander U.S. Army Garrison
    ATTN: SELFM-CO
    Aberdeen Proving Group (APG), MD 21010
(4) Garrison Commander U.S. Army Garrison Safety Office
    ATTN: SELFM-SO (Fred Mangino)
    Aberdeen Proving Group (APG), MD 21010

(5) Chief
LOGSA Packaging, Storage and Containerization Center
ATTN: AMXLS-TP

11 Hap Arnold Blvd. Tobyhanna, PA 18466-5097
(6) Commander
TBD
(All consignees/destinations for deliveries as identified in Section B of this c ontract.)

(b) The contractor shall provide the supplemental data on the attached C-E LCMC Material Safety Data Sheet (CMSDS) form (i.e., AMSEL Form 1164) and the SUPPLEMENTAL QUESTIONNAIRE (SQ) regarding the commodity. There shall be NO BLANK ENTRIES in the CMSDS or the SQ. Each form must be completed in its entirety. All information shall be typed, legibly hand lettered or printed on the form. In accordance with this contract and Federal Standard (Fed Std) 313, this letter shall transmit:

(1) A completed CMSDS, AMSEL Form 1164, for the contracted commodity no later than 90 days prior to delivery. The CMSDS shall be prepared for each initial shipment of any and all commodities under this contract. Copies of previously prepared CMSDSs may be submitted with a new contract provided the  formulation of the commodity has not changed. In accordance with the requirements of Fed Std
313, any change in formulation requires submission of a revised CMSDS within 90 days. Unless a CMSDS is received by the above addressees, release for shipment may be withheld. The following instructions apply to the commodity CMSDS:

(i) The contractor shall analyze the commodity's hazardous waste (HW) characteristics in accordance with the provisions of the latest edition of Title
40 Code of Federal Regulations Part 261, Identification and Listing Of Hazardous Waste. The analytical findings and disposal recommendations will be reported in the commodity's CMSDS, under Waste Disposal Method of Section VII, Precautions for Safe Handling and Use. A change in formulation requires a new CMSDS; revised findings and recommendations must be reported on the commodity's new CMSDS. An analysis to determine HW characteristics shall only be done (A) initially, (B) when a formulation change affects HW characteristics, or (C) when a change in federal regulations dictate a new analysis. Previous HW characteristic analytical findings and disposal recommendations shall continue to be reported as long as the commodity formulation and federal regulations have not changed.

(ii) Above Section I of the AMSEL Form 1164 inscribe: Contract Number:
Date CMSDS Prepared: Date CMSDS Submitted:

(iii) In the block identified as Federal Stock Number of Section I of the AMSEL Form 1164, provide:
National Stock Number (NSN): Type/Part Number:

(2) A completed SQ should be attached to the transmittal letter along with the required

CMSDS. You may provide your response on a copy of this SQ as your required submission. SUPPLEMENTAL QUESTIONNAIRE

(1) Have you previously submitted an CMSDS for this commodity (i.e., NSN) Y e s ___  N o ____
If Yes, provide previous date submitted and contract number.
Date: Contract No.:

(2) Is the item considered to be hazardous for international transportation under criteria established by:
International Civil Aviation Organization Yes     No
International Air Transport Association Yes      No
International Maritime Organization Yes     No

"If Yes, provide the appropriate United Nations (UN) Identification (ID) Number required for transportation of this hazardous commodity.
UN ID No.:

(3) Have you developed UN Performance Oriented Packaging (POP) for this commodity
Y e s ____ N o ___

(4) If the commodity is hazardous for international transportation, has your commercial packaging been certified to meet UN POP requirements
Y e s ____ N o ___

If Yes, provide point of contact (POC), telephone number and address where the test report is retained.

POC :__________________________________________________________________________
Telephone No. : __________________________________________________________________
Address: _______________________________________________________________________

(END OF SUPPLEMENTAL QUESTIONNAIRE)

4.5           52.6140 Exception to Government Property Clause(s) JUL/2007

Notwithstanding language to the contrary, nothing within the Government Property clause(s) set forth elsewhere in this contract shall apply to Government-owned property that the Government is expressly furnishing for overhaul and/or repair-and-return services, and the Contractor assumes all liability for risk of loss associated with such property.

52.6190 ASSESSMENT RATE FOR AND PERIOD OF TIME FOR ASSESSMENT OF LIQUIDATED JUL/1997

DAMAGES
Specific fill-in information will be provided as appropriate on a Task Order basis.
For the purpose of this contract, the overall maximum amount of liquidated damages to be paid by the contractor in accordance with FAR Clause 52.211.11, Liquidated Damages--Supplies, Services or Research and Development, in Section F will be TBD.

The period of time during which liquidated damages will be assessed is TBD.

4.6           52.6195 IDENTIFICATION OF CONTRACTOR EMPLOYEES IN THE FEDERAL WORKPLACE JAN/2008

1) The contractor shall provide each of its employees who will be involved in the performance of the contract, on a Government facility, with an identification (ID) badge. The ID badge shall clearly display the contractors name, and the employees name and color photograph. The Contracting Officer or his/her designee shall approve the ID badge before the commencement of contract performance. It is the contractors responsibility to ensure that all contractor personnel wear the ID badge at all times when performing work under this contract at a Government facility. Unless otherwise specified in the contract, each contractor employee shall wear the ID badge in a conspicuous place on the front of their clothing and above their waist, except when safety or health reasons prohibit such placement. This requirement is in addition to any Government facility security provisions that require that a Government-issued security badge also be worn.

2) Contractor personnel shall clearly identify themselves to all attendees as a contractor employee before the commencement of meetings with Government or other contractor personnel. Contractor personnel shall clearly and immediately identify themselves as a contractoremployee when placing, answering or participating in telephone/VTC conversations with Government or other contractor personnel.

3) When contractor personnel send e-mail messages from or to a Government-owned computer, they shall include a signature block that includes their employers name, and the employees full name and e-mail address.

4) Each of the requirements set forth in paragraphs 1-3, above must be included in all subcontracts at any tier.

4.7           952.225-0004 COMPLIANCE WITH LAWS AND REGULATIONS JAN/2010 (JCC-I/A)

(a) The Contractor shall comply with, and shall ensure that its employees and its subcontractors and their employees, at all tiers, are aware of and obey all U.S. and Host Nation laws, Federal or DoD regulations, and Central Command orders and directives applicable to personnel in Iraq and Afghanistan, including but not limited to USCENTCOM, Multi-National Force and Multi-National Corps operations and fragmentary orders, instructions, policies and directives.

(b) Contractor employees shall particularly note all laws, regulations, policies, and orders restricting authority to carry firearms, rules for the use of force, and prohibiting sexual or aggravated assault. Contractor employees are subject to General Orders Number 1, as modified from time to time, including without limitation, their prohibition on privately owned firearms, alcohol, drugs, war souvenirs, pornography and photographing detainees, human casualties or military security measures.

(c) Contractor employees may be ordered removed from secure military installations or the theater of operations by order of the senior military commander of the battle space for acts that disrupt good order and discipline or violate applicable laws, regulations, orders, instructions, policies, or directives. Contractors shall immediately comply with any such order to remove its contractor employee.

(d) Contractor employees performing in the USCENTCOM Area of Responsibility (AOR) may be subject to the jurisdiction of overlapping criminal codes, including, but not limited to, the Military Extraterritorial Jurisdiction Act (18 U.S.C. Sec. 3261, et al) (MEJA), the Uniform Code of Military Justice (10 U.S.C. Sec. 801, et al)(UCMJ), and the laws of the Host Nation. Non-US citizens may also be subject to the laws of their home country while performing in the USCENTCOM AOR. Contractor employee status in these overlapping criminal jurisdictions may be modified from time to time by the United States, the Host Nation, or by applicable status of forces agreements.

(e) Under MEJA, a person who engages in felony misconduct outside the United States while employed by or accompanying the Armed Forces is subject to arrest, removal and prosecution in United States federal courts. Under the UCMJ, a person serving with or accompanying the Armed Forces in the field during a declared war or contingency operation may be disciplined for a criminal offense, including by referral of charges to a General Court Martial. Contractor employees may be ordered into confinement or placed under conditions that restrict movement within the AOR or administratively attached to a military command pending resolution of a criminal investigation.
(f) Contractors shall immediately notify military law enforcement and the Contracting Officer if they suspect an employee has committed an offense. Contractors shall take any and all reasonable and necessary measures to secure the presence of an employee suspected of a serious felony offense. Contractors shall not knowingly facilitate the departure of an employee suspected of a serious felony offense or violating the Rules for the Use of Force to depart Iraq or Afghanistan without approval from the senior U.S. commander in the country.

(End)

52.7100 CECOM TELEPHONE ACCESS CARD SEP/2000
CECOM LCMC Telephone Access Card- In Accordance with FAR 25-1, Army Information Management, Chapter 6-3,n. (7), (b), (c), the contractor will be issued a government furnished CECOM LCMC Telephone Access Card (CTAC) for the sole purpose of conducting official government business in support of requiring activities as stated in the scope of work of this contract. By accepting the CTAC, the contractor agrees and certifies that telephone charges billed to the CTAC will not be duplicated as a charge to the contract. The contractor shall sign a certification acknowledging receipt of the CTAC and agreeing to its use for official government business only. The contractor shall be held legally and financially liable for any unauthorized calls. Fraudulent use of the CTAC will be punishable to the full extent of applicable laws and regulations. Lost cards are the responsibility of the contractor and shall be reported to the Contracting Officer and the Telephone Control Officer (TCO). All CTACs shall be returned to the Government at contract completion; termination; or as requested at any time by the government. The contractor shall record all calls on a "log sheet" with date, time, telephone number called; company/individual called and purpose of the call. At monthly intervals, the contractor shall provide a copy of the "log sheet" to the designated Contracting Officer Representative (COR) for reconciliation with records from the TCO. The CTAC is being provided as a Government Furnished service in order to meet the required mission. ( End of Clause)

4.8           52.7105 GOVERNMENT PROPERTY FURNISHED FOR REPAIR, MODIFICATION AND/OR OVERHAUL MAR/1992

The failure of the Government to furnish items for repair, modification, and/or overhaul in the amounts or quantities described in the Schedule as 'estimated' or 'maximum' will not entitle the contractor to any equitable adjustment in price under the Government Property clause of the contract.

4.9           52.7106 RESPONSIBILITIES FOR AND PROHIBITIONS ON CONTRACTOR PERSONNEL USE OF GOVERNMENT INFORMATION SYSTEMS (IS) MAY 2005

The contractor is reminded that, in addition to any other clauses in this contract, contractor personnel granted password access to Government IS or access to Government networks (including connecting contractor-owned assets to Government networks) shall comply with the following responsibilities and prohibitions:

1. Responsibilities:

(a) Participate in annual Information Assurance (IA) training inclusive of threat identification, physical security, acceptable use policies, malicious content and logic, and non-standard threats such as social engineering. Sign and comply with local installation Acceptable Use Policy.

(b) Mark and safeguard files, output products, and storage media per the classification level and disseminate them only to individuals authorized to receive them and with a valid need to know.

(c) Protect IS and IS peripherals located in their respective areas in accordance with physical security and data protection requirements.

(d) Practice safe network and Internet operating principles and take no actions that threaten the integrity of the system or network.

(e) Safeguard and report any unexpected or unrecognizable output products.

(f) Report the receipt of any media (for example, CD-ROM, floppy disk) received to the Information Assurance Manager (IAM) or System Administrator (SA), as appropriate, for authorization to use.

(g) Use anti-virus (AV) products on all files, attachments, and media before opening or introducing them into the IS.

(h) Report all known or suspected security incidents, spam, chain letters, and violations of acceptable use to the SA, IAM, or Information Assurance Security Officer (IASO).

(i) Immediately report suspicious, erratic, or anomalous IS operations, and missing or added files, services, or programs to the SA in accordance with local policy and cease operations on the affected IS.

(j) Comply with password or pass-phrase policy directives and protect passwords from disclosure.

(k) Invoke automatic password-protected screen locks on the workstation after not more than 10 minutes of non-use or inactivity.

(l) Log off IS at the end of each workday.

(m) Access only that data, control information, software, hardware, and firmware for which they are authorized access and have a need to know, and assume only authorized roles and privileges.

(2) Prohibited activities. The following activities are specifically prohibited. Users will not- (a) Use IS for personal commercial gain or illegal activities.

(b) Use IS in any manner that interferes with official duties, undermines readiness, reflects adversely on the Army, or violates standards of ethical conduct.

(c) Intentionally send, store, or propagate sexually explicit, threatening, harassing, political, or unofficial public activity (that is, spam) communications. (Law Enforcement/Criminal Investigators, attorneys, or other official activities, operating in their official capacities only, shall be exempted from this requirement.)

(d) Participate in on-line gambling or other activities inconsistent with public service.

(e) Release, disclose, or alter information without the consent of the data owner, the original classification authority (OCA) as defined by AR 380-5, the individuals supervisory chain of command, Freedom of Information Act (FOIA) official, Public Affairs Office, or disclosure officers approval.

(f) Attempt to strain, test, circumvent, or bypass security mechanisms, or perform network line monitoring or keystroke monitoring (unless this is required by the Performance Work Statement of this contract).

(g) Modify the system equipment or software, use it in any manner other than its intended purpose, introduce malicious software or code, or add user-configurable or unauthorized software (for example, instant messaging, peer-to peer applications).

(h) Relocate or change IS equipment or the network connectivity of IS equipment without proper security authorization. Connect a non-Government IS to a Government network without authorization from an IAM or IASO.

(i) Share personal accounts and passwords or permit the use of remote access capabilities by any individual.

(j) Disable or remove security or protective software or mechanisms and their associated logs.

3. Any violation of the provisions listed above may result in the following: loss of, or limitations on, use of equipment and services; assessment of costs of any investigation, damage or repair to

Government IS; any other contractual remedies provided for by this contract up to and including termination of the contract for default; and criminal penalties. If the contract Performance Work Statement (PWS) prescribes different requirements than listed in this clause, the PWS takes precedence over this clause in only the areas where it conflicts.
4.10           52.7358 TRANSPORTATION - FOREIGN MILITARY SALE (DCMC ADMINISTERED) JUL/1997
This order (or portion thereof) is for a Foreign Military Sale administered by the Defense Contract Management Command (DCMC). The contractor is required to call the Transportation Office at the cognizant DCMC ten working days prior to shipment to verify the mailing address and/or freight address.

4.11           52.7400 CONTRACTOR SUPPORT SERVICES AND KNOWLEDGE CENTER REQUIREMENTS SEP/2002
It is understood by the parties to this contract that the Knowledge Center (KC) is a secure Internet- based Knowledge Management Tool that the Program Executive Office for Command, Control & Communications Tactical (PEO C3T), the Program Executive Office for Intelligence, Electronic Warfare, and Sensors (PEO IEWS), the Program Executive Office for Enterprise Information Systems (PEO EIS) and the CECOM Life Cycle Management Command (CECOM LCMC) are using to collaborate internally and externally with customers, business partners and other Government agencies. Any person who is given access to the KC will have access to information that is considered by the Government to be sensitive and non-public in nature. Accordingly, every person given access to this secure application must consent to be bound by a specific Non-Disclosure Agreement articulated on the KC Registration Form before such access is granted. Consistent with this procedure, the contractor shall require each of its employees who are given access to the KC to immediately notify the Director of Contracts, or the individual in a position of equivalent responsibility, of the fact that they have consented to a Non-Disclosure Agreement and have been given access to the KC. The contractor shall also require any employee giving such notice to provide the Director of Contracts, or the individual in a position of equivalent responsibility, with a copy of the Non-Disclosure Agreement they have consented to. It is the contractor's responsibility under this contract to supervise, administer and oversee these employees in such a manner as to ensure strict compliance with the terms of the Non-Disclosure Agreement these employees have consented to. The contractor is also prohibited from further releasing or disseminating any information that the contractor has improperly received, in violation of the terms of the Non-Disclosure Agreement, through the inadvertent or intentional actions of its employees, or in any other manner. Furthermore, the contractor is responsible for ensuring that the requirements of this clause are satisfied with respect to all subcontractor employees or subcontractor organizations working under this contract.

4.12           52.7410 DEPLOYMENT OF CONTRACTORS TO THE FAR EAST (FE) SEP/1999
All contractors performing in the Far East (FE) ****KOREA, must report their arrival and length of stay with the C-E LCMC Senior Command Representative (SCR)at the Logistics Support Element-Far East (LSE-FE). The location of the LSE-FE is at Camp Market, Korea APO: AP 96283. The telephone numbers for contacting the Senior Command Representative is as follows: DSN: (315) 722-3222 or (315)722-3347 Cellular Number" (315) 723-6206 and Fax No. (315) 722-3757.
****IF IN HAWAII OR ALASKA, THEY WILL REPORT TO THE LOCAL LOGICISTS ASSISTANCE OFFICE.
(End of clause)

4.13           52.7500 CONTRACTOR DEPLOYMENT TO SOUTH WEST ASIA DEC/2003

a. Employees going on field visits, TDYs, and deployments to Southwest Asia (Kuwait, Iraq, Afghanistan, Djibouti, Jordan, Qatar, etc.) must coordinate with the AMC Logistics Support Element (LSE) in Southwest Asia (SWA). The AMC LSE SWA is the entry point for all AMC visitors to that part of the world. These ensure that AMC military, civilians and contractors are routed through the appropriate subordinate LSE or LAO. In briefs and out briefs are mandatory. The AMC LSEs and LAOs need to know who comes into the theater for accountability purposes and administrative oversight and force protection. The Area Commander is required to know the location of all AMC contractors in their Area of Operation at all times.

b. Notifying the AMC LSE SWA of the contractor's impending visit is not a problem, if a call forward has been requested, because the LSE SWA receives a copy of every call forward from the AMC Emergency Operations Center. Some employees may not receive a call forward, usually because they are going for less than 30 days. In those cases, the contractor needs to notify the C-E LCMC DCSPER Desk in the EOC at DSN 992-1762 or commercial 732-532-
1762 of the visit and they will coordinate with LSE SWA.

c. All contractors are responsible for coordinating with the AMC LSE SWA when they enter the area and/or when they leave. The call forward specifically instructs the employee to contact the AMC-LSE SWA Personnel Section (G1) at DSN 318-825-4220 or commercial 732-427-
5062 x 6623 for military and civilians and 732-427-5062 x 6611 for contractors, to let them know where they are in the AOR and that requirement needs to be followed.

d. In addition, every travel order for SWA shall have the following statement in the remarks section:

1. "All AMC military (AC/RC), Department of the Army Civilians, and contractors will contact the appropriate AMC office and coordinate with the AMC office the purpose of their visits."

2. If are any questions, contractor employees may contact the DCSPER Desk in the
EOC at DSN 992-1762 or commercial 732-532-1762.

4.14           52.7520 RELEASE OF INFORMATION MATERIAL TO THE PUBLIC BY PUBLICATION OR OTHER JAN/2008

MEANS OF DISSEMINATION AND MARKING OF TECHNICAL REPORTS POTENTIALLY DISCLOSING INVENTIONS, Funding Category 6.1 and 6.2

It is Department of Defense policy to allow the publication and public presentation of unclassified contracted fundamental research results which are the product of grants and contracts funded by

(a) budget Category 6.1 (Research), whether performed by university or industry; or
(b) budget Category 6.2 (Exploratory Development) and performed on-campus at a university.

However, research is not considered fundamental in circumstances where the 6.2-funded effort presents a high likelihood of disclosing performance characteristics of military systems or manufacturing technologies that are unique and critical to defense, and where agreement on restrictions have been recorded in the contract or grant. In addition, with respect to both 6.1 and 6.2 funded efforts, scientific and technical information will not be released if it discloses classified military applications, or, if unclassified, disclosure would be adverse to the national interest. The foregoing relates to all technical data and to computer software in its early stages of development. With respect to computer software that has been, readily can be, or is intended to be, developed to the point of practical application, the Contractor may not publish or present such software without the written approval of the Contracting Officer.

Authors or organizations not subject to mandatory reviews may voluntarily submit their papers intended for publication or presentation to DoD activities to obtain advise on national security concerns as they relate to the release of sensitive information. The paper will then be reviewed and the contractor or author will be informed that the Department of Defense has:

(1) no objection to public presentation, or

(2) that presentation in the public forum would not be in the best interest of national security and provide appropriate reasons for the determination.

The clearance for public presentation under (1) satisfies an exemption from the requirements for government review under the International Traffic in Arms Regulations. A determination under (2) does not legally bar presentation. It is an advisory statement that, for the presentation concerned, the Department of Defense is not providing the authority for public release. Such Department of Defense action does not preclude recourse by the author through normal State Department export license procedures.

If the contractor or author elects to have its paper reviewed for purposes of obtaining advise on its applicability as it relates to national security concerns, or any exemption requiring approval for public release so as to preclude the unauthorized release of sensitive information, same should be forwarded to the Contracting Officer for review prior to the date for public release. The following listing indicates the number of copies to be submitted for review and the time frame required by the Government to provide approval for release. The request for release shall indicate the date by which approval is required:

Material to be Reviewed/Approved Number of Days Required/Copies By Government to
Approve

Written materials and still photographs (properly captioned) 1 20

Scientific and Technical Papers and Presentations (each copy 3 30 will include appropriate copies of all viewgraphs, photographs, charts, graphs and similar material properly captioned).

Technical information which might pertain to potential 'subject 3 30 inventions', the 'Patent
Rights' requirement in Section H.

Fact Sheets, Pamphlets and Brochures (each copy will include 3 30 full text, layout and all illustrative material).

Contractor Advertisements (each copy will include text and 1 20 layout, including artwork and photographs as proposed for final publication).

Exhibits-Design/Layout with test of copy to appear on display 3 30 material and all artwork and photographs proposed for exhibition.

Motion Picture Productions will have a series of reviews conducted as follows:

(1) Preliminary written story/concept 3 30
(2) Final shooting script, including scene description/narration 3 25
(3) Rough cut film minus sound track before final editing; copy 30 of final draft narration or final print with final narration.

TV News Film:

One B-wind master for eventual release and file and two prints 30 for review and return to originator. If so elected, material will be reviewed and normally approved at CECOM LCMC. Some documentation/material involving presentation outside the U.S.A. or material involving tri-service coordination will require US Army Materiel Command, Department of Army or Department of Defense approval. Fifteen (15) days additional time will be needed for approval of speeches and 40 days additional time will be needed for approval of manuscripts and other material, if approval is required above CECOM LCMC level.

Notification of approval to release may be received in writing or verbally. If received verbally, it will be confirmed in writing by the Contracting Officer. The contractor shall provide the name and telephone number of the person to be notified verbally.

The contractor shall assure that an acknowledgment of Government support and disclaimer of Government endorsement as set forth below shall appear on each publication or presentation of material developed under this contract or based on work performed hereunder. These statements shall appear either on the title/first page or the final page of such documents.

The research reported in this document/presentation was performed in connection with Contract Number DAAB----(insert contract number)----with the US Army CECOM LCMC Command. The views and conclusions contained in this document/presentation are those of the authors and should not be interpreted as presenting the official policies or position, either expressed or implied, of the US Army CECOM LCMC Command or the US Government unless so designated by other authorized documents. Citation of manufacturers or trade names does not constitute an official endorsement or approval of the use thereof. The US Government is authorized to reproduce and distribute reprints for Government purposes notwithstanding any copyright notation hereon.
MARKING OF TECHNICAL REPORTS POTENTIALLY DISCLOSING INVENTIONS
Any report of either an interim nature or any final report not intended for public distribution which contains potentially patentable subject matter, shall have the following legend prominently displayed on its cover:

Notwithstanding any other legends marked hereon, this document contains information which may disclose a patentable invention in which the Government has a right, title or interest. Further distribution of this document to any non-governmental agency is prohibited without the written approval of US Army CECOM LCMC, Aberdeen Proving Group (APG), MD 21010 (see 35 USC 205).

FLOW DOWN REQUIREMENT:
This clause must be inserted in all subcontracts of any tier. H-23 ORGANIZATIONAL CONFLICT OF INTEREST CLAUSE

HAS BEEN DELETED AND REPLACED BY CLAUSE HS6001 ORGANIZATIONAL CONFLICT OF INTEREST.

*** END OF NARRATIVE H0001 ***

4.15            HOURS OF WORK

1. WORK WITHIN THE CONTINENTAL LIMITS OF THE UNITED STATES AND ITS POSSESSIONS SHALL NOT NORMALLY EXCEED EIGHT (8) HOURS PER DAY OR
FORTY (40) HOURS PER NORMAL WORK WEEK. WORK HOURS OCONUS SHALL CORRESPOND TO HOURS WORKED BY COMPARABLE GOVERNMENT PERSONNEL, PROVIDED A
MAXIMUM OF FORTY HOURS PER WORK WEEK IS NOT EXCEEDED.

2. CONTRACTOR WORKWEEK IS FORTY (40) HOURS. THE CONTRACTOR WILL OBTAIN AUTHORIZATION FROM THE COR PRIOR TO INCURRING ANY HOURS IN EXCESS
OF THE CONTRACTOR WORK WEEK IN ACCORDANCE WITH AWARDED TASK ORDER HOURS. ANY SERVICES THAT EXTEND BEYOND THE FORTY HOURS IN A GIVEN
CALENDAR WEEK WILL BE BILLED IN ACCORDANCE WITH FAR 52.237-10.

3. AUTHORIZED HOLIDAYS FOR CONTRACTOR PERSONNEL PERFORMING WORK AT A GOVERNMENT INSTALLATION SHALL CORRESPOND WITH GOVERNMENT HOLIDAYS.

REGULAR GOVERNMENT HOLIDAYS ARE AS FOLLOWS: NEW YEARS DAY
MARTIN LUTHER KING JR.S BIRTHDAY PRESIDENTS DAY
MEMORIAL DAY INDEPENDENCE DAY LABOR DAY COLUMBUS DAY VETERANS DAY THANKSGIVING DAY CHRISTMAS DAY

4. ANY ADDITIONAL FEDERAL HOLIDAYS GRANTED BY THE PRESIDENT SHALL BE TREATED THE SAME AS BASE CLOSURES UNDER CLAUSE H-31.

*** END OF NARRATIVE H0003 ***

4.16             SERVICE CONTRACT ACT COMPLIANCE REQUIREMENT

THIS CONTRACT IS SUBJECT TO THE SERVICE CONTRACT ACT (SCA), THOUGH THE EXACT PLACES OF PERFORMANCE ARE UNKNOWN. LABOR CATEGORIES MAY VARY BASED UPON CONTRACTOR EMPLOYMENT POLICIES AND LABOR AGREEMENTS. CONSULT THE DEPARTMENT OF LABOR (DOL) WEBSITE: https://www.dol.gov FOR SPECIFIC LOCATION WAGE DETERMINATIONS AS APPROPRIATE. ADDITIONAL INFORMATION TO ASSIST IN DETERMINING SCA APPLICABILITY MAY BE OBTAINED AT https://www.dol.gov/esa/regs/compliance/whd/fairpay/main.htm

THE OFFEROR/CONTRACTOR IS RESPONSIBLE FOR ENSURING THAT THE RATES PROPOSED FOR PERSONNEL SUBJECT TO THE SCA MEET OR EXCEED THE CORRESPONDING MINIMUM WAGES ESTABLISHED BY THE DOL FOR THE CORRESPONDING GEOGRAPHICAL REGION FOR CONTRACT PERFORMANCE. THE CONTRACTOR MUST PAY AT A MINIMUM THE WAGE DETERMINATION RATES

.*** END OF NARRATIVE H0004 ***

4.17            DAVIS BACON ACT COMPLIANCE:

IN THE COURSE OF THIS CONTRACT, PERFORMANCE MAY REQUIRE LABOR APPLICABLE TO THE DAVIS BACON ACT (DBA). THE CONTRACTOR SHALL SUBMIT PROPOSED RATES
ON A TASK ORDER BASIS, INCLUDING THOSE LABOR DESCRIPTIONS AND LOADED LABOR RATES UNDER THE DBA. THE CONTRACTOR SHALL BE RESPONSIBLE FOR ENSURING THAT THE BASE RATES PROPOSED FOR PERSONNEL SUBJECT TO THE DBA MEET OR EXCEED THE CORRESPONDING MINIMUM WAGES ESTABLISHED BY THE DEPARTMENT OF LABOR (DOL) FOR THE CORRESPONDING REGION.

*** END OF NARRATIVE H0005 ***

4.18            POST/BASE CLOSURES

1. POST/BASE CLOSURES: FROM TIME TO TIME, THE CENTER, OR POST/BASE COMMANDER MAY DECIDE TO CLOSE ALL OR PART OF THE POST/BASE IN RESPONSE TO AN UNFORESEEN EMERGENCY OR SIMILAR OCCURRENCE. SUCH EMERGENCIES INCLUDE, BUT ARE NOT LIMITED TO, ADVERSE WEATHER SUCH AS SNOW OR FLOOD, AN ACT OF GOD, SUCH AS TORNADO OR EARTHQUAKE, OR A POST/BASE DISASTER SUCH AS A NATURAL GAS LEAK OR FIRE. CONTRACTOR PERSONNEL ARE NON-ESSENTIAL PERSONNEL FOR PURPOSES OF ANY INSTRUCTIONS REGARDING THE EMERGENCY.

2. CONTRACTOR PERSONNEL SHALL BE OFFICIALLY DISMISSED UPON NOTIFICATION OF A POST/BASE CLOSURE IN ACCORDANCE WITH PARAGRAPH 1. THEY SHALL PROMPTLY SECURE ALL GOVERNMENT FURNISHED PROPERTY APPROPRIATELY AND EVACUATE IN AN EXPEDIENT BUT SAFE MANNER.

3. WITH REGARD TO WORK UNDER THE CONTRACT, THE GOVERNMENT SHALL RETAIN THE FOLLOWING OPTIONS:

a. THE GOVERNMENT MAY GRANT A TIME EXTENSION IN EACH ORDER DELAYED BY THE CLOSURE EQUAL TO THE TIME OF THE CLOSURE, SUBJECT TO THE AVAILABILITY OF FUNDS.

b. THE GOVERNMENT MAY FOREGO WORK. THE CONTRACTOR WILL NOT BE PAID FOR THE WORK NOT PERFORMED.

c. THE GOVERNMENT MAY RESCHEDULE THE WORK ON ANY DAY SATISFACTORY TO BOTH PARTIES.

d. THE GOVERNMENT MAY, AT ITS DISCRETION, PERMIT THE CONTRACTOR TO PERFORM AT AN OFF-SITE LOCATION DURING THE PERIOD OF POST/BASE CLOSURE, IF MEANINGFUL WORK CAN BE ACCOMPLISHED. THE CONTRACTOR SHALL CERTIFY TO THE GOVERNMENT BY WRITTEN LETTER WITHIN FIVE (5) BUSINESS DAYS OF RETURNING TO WORK THE NATURE

AND SCOPE OF THE WORK COMPLETED OFF-SITE. THE CONTRACTOR SHALL BE PERMITTED TO BILL THE GOVERNMENT AT THE LABOR RATES IDENTIFIED IN THE TASK ORDER.

4. POST/BASE CLOSURE NOTIFICATION PROCEDURES:

a. AFTER AN OFFICIAL DECISION TO CLOSE THE POST/BASE HAS BEEN MADE BY THE POST/BASE COMMANDER, THE CONTRACTOR IS DIRECTED TO LISTEN OR WATCH THE LOCAL RADIO OR TELEVISION STATIONS FOR NOTIFICATION OF A POST/BASE CLOSURE. THE CONTRACTOR SHOULD FOLLOW INSTRUCTIONS INTENDED FOR NON-ESSENTIAL
PERSONNEL.

b. THE CONTRACTOR WILL NOT RECEIVE ANY OTHER FORM OF NOTIFICATION OF A POST/BASE CLOSURE FROM THE GOVERNMENT. THE CONTRACTOR IS RESPONSIBLE FOR NOTIFICATION OF HIS OR HER EMPLOYEES.

c. IF A DECISION TO CLOSE ALL OR PART OF THE POST/BASE IS MADE DURING THE DUTY DAY, AND THE POST/BASE COMMANDERS DECISION IS TRANSMITTED THROUGH OFFICIAL NOTIFICATION CHANNELS, THE CONTRACTOR SHALL FOLLOW THE INSTRUCTIONS AS GIVEN. CONTRACTOR PERSONNEL SHALL NOTIFY THE GOVERNMENT TASK LEADER (IDENTIFIED IN THE TASK ORDER) AND/OR THE PROCURING CONTRACTING OFFICER AND ACT IN ACCORDANCE WITH THEIR INSTRUCTIONS.

5. SPECIAL HOLIDAYS NOT LISTED IN H-25 SHALL COMPLY WITH PARAGRAPH 3 ABOVE. ADDITIONALLY, IN THE EVENT OF ANY EARLY RELEASE (I.E. BEFORE A HOLIDAY WEEKEND) CONTRACTORS ARE NOT ENTITLED TO THE EARLY RELEASE AND NEED TO COMPLY WITH PARAGRAPH 3.

*** END OF NARRATIVE H0009 ***

4.19            EXPORT CONTROL

THE CONTRACTOR WILL COMPLY WITH ALL APPLICABLE LAWS AND REGULATIONS REGARDING EXPORT-CONTROLLED INFORMATION AND TECHNOLOGY AND SHALL NOT USE, DISTRIBUTE, TRANSFER OR TRANSMIT TECHNOLOGY (EVEN IF INCORPORATED INTO PRODUCTS, SOFTWARE OR OTHER INFORMATION) EXCEPT IN COMPLIANCE WITH SUCH LAWS AND REGULATIONS.
THE CONTRACTOR ACKNOWLEDGES THAT RESEARCH FINDINGS AND TECHNOLOGY DEVELOPMENTS (TECHNOLOGY) ARISING UNDER THIS CONTRACT MAY CONSTITUTE A SIGNIFICANT ENHANCEMENT
TO THE NATIONAL DEFENSE AND, THEREFORE, MAY BE SUBJECT TO VARIOUS U.S. EXPORT LAWS AND REGULATIONS INCLUDING, BUT NOT LIMITED TO, THE PROVISIONS OF THE INTERNATIONAL TRAFFIC IN ARMS REGULATION (22 CFR PT. 120 ET SEQ.), THE ARMS EXPORT CONTROL ACT
(22 U.S.C. 2571 ET SEQ.), THE DOD INDUSTRIAL SECURITY REGULATION (DOD 5220.22-R) AND THE DEPARTMENT OF COMMERCE EXPORT ADMINISTRATION REGULATIONS (15 CFR PT. 730 ET SEQ.). THE CONTRACTOR FURTHER ACKNOWLEDGES THAT THESE STATUTES AND REGULATIONS IMPOSE RESTRICTIONS ON THE IMPORT, EXPORT AND TRANSFER TO FOREIGN FIRMS, INSTITUTIONS OR PERSONS OF CERTAIN CATEGORIES OF TECHNOLOGY, AND THAT LICENSES FROM THE U.S. DEPARTMENT OF STATE AND/OR THE U.S. DEPARTMENT OF COMMERCE MAY BE REQUIRED BEFORE SUCH TECHNOLOGY CAN BE DISCLOSED HEREUNDER, AN THE CONTRACTOR WILL PLAN
FOR, OBTAIN, AND MAINTAIN ANY AND ALL EXPORT LICENSING REQUIRED TO SATISFY THE TASK
ORDER REQUIREMENTS.

*** END OF NARRATIVE H0012 ***

4.20            TRAVEL

TRAVEL WILL BE IN ACCORDANCE WITH THE INDIVIDUAL TASK ORDER REQUIREMENT. TRAVEL DETAILS MUST BE PROVIDED TO AND APPROVED BY THE PCO OR COTR PRIOR TO THE COMMENCEMENT OF TRAVEL. ALL EXTENDED TRAVEL IN ACCORDANCE WITH THE TASK EXECUTION PLAN SHALL BE PROVIDED TO AND APPROVED BY THE GTL IN ADVANCE OF TRAVEL. ALL TRAVEL MUST BE IN ACCORDANCE WITH APPLICABLE C4ISR AND LOCAL COMMAND POLICIES AS WELL AT THE JOINT TRAVEL REGULATION, PAM 715-16 AND AR 715-9. REIMBURSEMENT FOR THE COST OF LODGING AND INCIDENTAL EXPENSES WILL BE ACTUAL COSTS INCURRED AND SHALL BE CONSIDERED REASONABLE AND ALLOWABLE PROVIDED THAT THE ACTUAL COST DOES NOT EXCEED THE AMOUNTS ALLOWED IAW THE LAW AND JOINT TRAVEL REGULATION.
TRAVEL ARRANGEMENTS SHALL BE IN ACCORDANCE WITH TASK ORDER REQUIREMENTS. CONTRACT PERSONNEL MAY REQUIRE A THEATRE CLEARANCE FOR SOME OCONUS LOCATIONS. TRAVEL ARRANGEMENTS FOR CONTRACTOR PERSONNEL IN ACCORDANCE WITH THE TASK EXECUTION PLAN SHALL BE PROVIDED TO AND APPROVED BY THE GTL IN ADVANCE OF TRAVEL. REIMBURSEMENT FOR THE COST OF LODGING AND INCIDENTAL EXPENSES SHALL BE CONSIDERED TO BE REASONABLE AND ALLOWABLE TO THE EXTENT THAT REPORTED ACTUAL COST DO NOT EXCEED THE RATES AND AMOUNTS ALLOWED IN ACCORDANCE WITH THE LAW

AND JOINT TRAVEL REGULATION, LOCAL COMMAND POLICY PAM 715-16 AND AR 715-9, WHEN APPLICABLE.

USING GOVERNMENT FUNDS TO PAY FOR PREMIUM-CLASS TRAVEL (FIRST AND BUSINESS) IS STRICTLY FORBIDDEN EXCEPT UNDER CERTAIN CIRCUMSTANCES. EXCEPTIONS FOR THE USE OF PREMIUM-CLASS TRAVEL MUST BE APPROVED IN WRITING BY THE PCO OR COTR PRIOR TO THE DEPARTURE OF TRAVEL.

CONTRACTORS ARE REQUIRED TO REGISTER ALL TRAVELERS INTO THE SYNCHRONIZED PREDEPLOYMEHT & OPERATIONAL TRACKER (SPOT) AS THE SINGLE SOURCE TO TRACK DEPLOYED CONTRACTOR PERSONNEL SUPPORTING DOD MILITARY OPERATIONS WORLDWIDE. WHEN APPROVED AND SIGNED BY THE CONTRACTING OFFICER A LETTER OF AUTHORIZATION (LOA) WILL BE GENERATED.

TEMPORARY CHANGE OF STATION (TCS) - THE PCO/COTR MAY DETERMINE A TEMPORARY CHANGE OF STATION WITH LIMITED ALLOWANCES IN LIEU OF TEMPORARY DUTY STATION (TDY) ALLOWANCES SHOULD AN EMPLOYEE BE TEMPORARILY REASSIGNED FOR AN EXTENDED PERIOD OF TIME (TYPICALLY BETWEEN 6 AND 30 MONTHS). THE LONG-TERM TEMPORARY ASSIGNMENT LOCATION BECOMES THE EMPLOYEES TEMPORARY OFFICIAL STATION.

PERMANENT CHANGE OF STATION (PCS) - TEMPORARY CHANGE OF STATION (TCS) ALLOWANCES STOP ON THE DAY THE TEMPORARY OFFICIAL STATION BECOMES THE PERMANENT CHANGE OF STATION (PCS).

RELOCATION - RELOCATION COSTS SHALL BE BASED ON ACTUAL COSTS (PLUS HANDLING CHARGE) INCURRED IN ACCORDANCE WITH THE JOINT TRAVEL REGULATION. THE ITEMIZED EXPENSE STATEMENT AND RECEIPTS SHALL ACCOMPANY CLAIMS FOR REIMBURSEMENT. THE COSTS SHALL BE DETERMINED REASONABLE AND ALLOWABLE TO THE EXTENT THAT THEY DO NOT EXCEED, ON A DAILY BASIS, THE MAXIMUM PER DIEM RATES IN EFFECT AT THE TIME OF TRAVEL. OCONUS - CONTRACT PERSONNEL MAY REQUIRE A THEATRE CLEARANCE FOR SOME OCONUS LOCATIONS. THE CONTRACTOR SHALL BE REQUIRED TO PREPARE/OBTAIN ALL NECESSARY PAPERWORK, DOCUMENTATION AND/OR PERMITS THAT MAY BE REQUIRED FOR OCONUS LOCATIONS, SUCH AS TECHNICAL EXPERT STATUS ACCREDITATION (TESA) OR VISAS, IF REQUIRED. LETTERS OF ACCREDITATION/IDENTIFICATION, AUTHORIZING CONTRACTOR TRAVEL AND PRIVELEGES, MAY BE PROVIDED. ANY NECESSARY FUNDING CITATIONS FOR MILITARY AIR TRAVEL (MILAIR) WILL BE PROVIDED BY THE REQUIRING ACTIVITY SEPERATE FROM THE R23G TASK ORDER FUNDING. REFUNDS FOR RELOCATION AND TRAVEL COSTS - COSTS FOR CONTRACTOR EMPLOYEES FOR RELOCATION OR TRAVEL PAID BY THE GOVERNMENT SHALL BE REFUNDED OR CREDITED TO THE GOVERNMENT IN THE EVENT THE EMPLOYEE RESIGNS FOR REASONS WITHIN HIS CONTROL, WITHIN 12 MONTHS AFTER THE COMMENCEMENT OF THE ASSIGNMENT.

TRAVEL TO OTHER OCONUS LOCATIONS
THIS CLAUSE APPLIES TO CONTRACTOR EMPLOYEES SERVING AS TECHNICAL EXPERTS IN GERMANY, TECHNICAL REPRESENTATIVES IN ITALY, INVITED CONTRACTOR OR TECHNICAL REPRESENTATIVES IN KOREA AND DELINEATES CONTRACTOR RESPONSIBILITIES AND PRIVILEGES REGARDING PERFORMANCE IN SUBJECT COUNTRIES. NOTHING IN THIS CLAUSE RELIEVES THE CONTRACTOR FROM COMPLIANCE WITH THE STATUS OF FORCES AGREEMENTS (SOFA), APPLICABLE LAWS, AND REGULATIONS FOR GERMANY, ITALY AND KOREA.

THIS CLAUSE DOES NOT APPLY TO FAX-BACK TEMPORARY DUTY (TDY) STATUS FOR CONTRACTORS TRAVELING TO GERMANY IN ACCORDANCE WITH STATUS OF FORCES AGREEMENT, ARMY EUROPE REGULATION (AER) 715-9, DATED 2 APRIL 2003.

GERMANY - TECHNICAL EXPERT STATUS ACCREDITATION (TESA)
THIS CONTRACT REQUIRES THE UTILIZATION OF TECHNICAL EXPERT (TE) PERSONNEL AND/OR TROOP CARE (TC).\~ IN ACCORDANCE WITH AER 715-9, DOD WILL OBTAIN APPROVAL BY APPLICABLE OCONUS AUTHORITIES FOR ACCREDITATION OF EMPLOYEES TO FILL CONTRACT TESA OR TC POSITIONS.\~ FOR TASK ORDERS ISSUED UNDER THIS CONTRACT, THE CONTRACTOR WILL ENSURE ALL CONTRACT PERSONNEL HAVE THEIR TESA APPLICATIONS AND RESUMES APPROVED BY THE DOD CONTRACTOR PERSONNEL OFFICE (DOCPER) THROUGH THE R2 PROGRAM OFFICE BEFORE DEPLOYING. ACCREDITED TECHNICAL EXPERTS WILL BE AUTHORIZED TO USE
GOVERNMENT FACILITIES IN ACCORDANCE WITH SOFA POLICIES. AUTHORIZED LOGISTICS SUPPORT ITEMS INCLUDE: COMMISSARY, TO INCLUDE RATIONED ITEMS; AFFES (MILITARY EXCHANGE) TO INCLUDE RATIONED ITEMS AND PURCHASE OF POL; MILITARY POSTAL SERVICE; CHILDREN ARE AUTHORIZED TO ATTEND DOD OVERSEAS SCHOOLS; LOCAL GOVERNMENT TRANSPORTATION FOR OFFICIAL GOVERNMENT BUSINESS (NON-TACTICAL); EMERGENCY MEDICAL/DENTAL SERVICES; LOCAL MWR SERVICES; CLASS VI, TO INCLUDE RATIONED ITEMS; MILITARY BANKING FACILITIES; CUSTOMS EXCEPTION; MORTUARY SERVICE; LEGAL ASSISTANCE CREDIT UNIONS; AND NATO STATUS OF FORCES AGREEMENT LETTER AND/OR STAMP. THE CONTRACTOR SHALL PROMPTLY NOTIFY THE COR IF A TESA EMPLOYEE ONCE ACCREDITED IS NO LONGER PERFORMING DUTIES REQUIRING ACCREDITATION.\~\~SHORT TERM TDY\~MAY BE PERFORMED IN ACCORDANCE WITH AER-715-9.

ITALY TECHNICAL REPRESENTATIVES
ACCREDITED TECHNICAL REPRESENTATIVES WILL BE AUTHORIZED TO USE GOVERNMENT FACILITIES IN ACCORDANCE WITH SOFA POLICIES. AUTHORIZED LOGISTICS SUPPORT ITEMS INCLUDE: COMMISSARY, TO INCLUDE RATIONED ITEMS; AFFES (MILITARY EXCHANGE) TO INCLUDE RATIONED ITEMS AND PURCHASE OF POL; MILITARY POSTAL SERVICE; CHILDREN ARE AUTHORIZED TO ATTEND DOD OVERSEAS SCHOOLS; LOCAL GOVERNMENT TRANSPORTATION FOR OFFICIAL GOVERNMENT BUSINESS (NON-TACTICAL); EMERGENCY MEDICAL/DENTAL SERVICES; LOCAL MWR SERVICES; CLASS VI, TO INCLUDE RATIONED ITEMS; MILITARY BANKING FACILITIES; CUSTOMS EXCEPTION; MORTUARY SERVICE; LEGAL ASSISTANCE IF NECESSARY; CREDIT UNIONS; AND NATO STATUS OF FORCES AGREEMENT LETTER AND/OR STAMP, IF SUCH ITEMS ARE AVAILABLE AND EACH INSTALLATION COMMANDER HAS THE DISCRETION TO APPROVE OR DENY ACCESS TO ANY/ALL ITEMS.\~\~TDY FOR LESS THAN 90 DAYS IN ONE CALENDAR CAN BE PERFORMED WITH THE AUTHORIZATION OF THE COR AND/OR CONTRACTINGOFFICER.

INVITED CONTRACTOR OR TECHNICAL REPRESENTATIVE STATUS UNDER U.S. - REPUBLIC OF KOREA (ROK) INVITED CONTRACTOR (IC) AND TECHNICAL REPRESENTATIVE (TR) STATUS SHALL BE GOVERNED BY THE U.S.-ROK STATUS OF FORCES AGREEMENT (SOFA) AS IMPLEMENTED BY UNITED STATES FORCES KOREA (USFK) REG 700-19, WHICH CAN BE FOUND UNDER THE PUBLICATIONS TAB ON THE US FORCES KOREA H O M E P A G E \ * H Y P E R L I N K " http://www.usfk.mil, HTTP://WWW.USFK.MIL

(A) DEFINITIONS. AS USED IN THIS CLAUSE

U.S. ROK STATUS OF FORCES AGREEMENT (SOFA) MEANS THE MUTUAL DEFENSE TREATY BETWEEN THE REPUBLIC OF KOREA AND THE U.S. OF AMERICA, REGARDING FACILITIES AND AREAS AND THE STATUS OF U.S. ARMED FORCES IN THE REPUBLIC OF KOREA, AS AMENDED COMBATANT COMMANDER MEANS THE COMMANDER OF A UNIFIED OR SPECIFIED COMBATANT COMMAND ESTABLISHED IN ACCORDANCE WITH 10 U.S.C. 161.

IN KOREA, THE COMBATANT COMMANDER IS THE COMMANDER, UNITED STATES PACIFIC COMMAND. UNITED STATES FORCES KOREA (USFK) MEANS THE SUBORDINATE UNIFIED COMMAND THROUGH WHICH US FORCES WOULD BE SENT TO THE COMBINED FORCES
COMMAND FIGHTING COMPONENTS.

COMMANDER, UNITED STATES FORCES KOREA (COMUSK) MEANS THE COMMANDER OF ALL U.S. FORCES PRESENT IN KOREA. IN THE REPUBLIC OF KOREA, COMUSK ALSO SERVES AS COMMANDER, COMBINED FORCES COMMAND (CDR CFC) AND COMMANDER, UNITED NATIONS COMMAND (CDR UNC). USFK, ASSISTANT CHIEF OF STAFF, ACQUISITION MANAGEMENT (USFK/FKAQ) MEANS THE PRINCIPAL STAFF OFFICE TO USFK FOR ALL ACQUISITION MATTERS AND ADMINISTRATOR OF THE U.S.-ROK SOFA AS APPLIED TO US AND THIRD COUNTRY CONTRACTORS UNDER THE INVITED CONTRACTOR (IC) AND TECHNICAL REPRESENTATIVE (TR) PROGRAM (USFK REG 700-19). RESPONSIBLE OFFICER (RO) MEANS A SENIOR DOD EMPLOYEE (SUCH AS A MILITARY E5 AND ABOVE OR CIVILIAN GS-7 AND ABOVE), APPOINTED BY THE USFK SPONSORING AGENCY (SA), WHO IS DIRECTLY RESPONSIBLE FOR DETERMINING AND ADMINISTERING APPROPRIATE LOGISTICS SUPPORT FOR IC/TRS DURING CONTRACT PERFORMANCE IN THE ROK.

(B) IC OR TR STATUS UNDER THE SOFA IS SUBJECT TO THE WRITTEN APPROVAL OF USFK, ASSISTANT CHIEF OF STAFF, ACQUISITION MANAGEMENT (FKAQ), UNIT #15237, APO AP 96205-
5237.

(C) THE CONTRACTING OFFICER WILL COORDINATE WITH HQ USFK/FKAQ, IAW FAR 25.8, AND USFK REG 700-19. FKAQ WILL DETERMINE THE APPROPRIATE CONTRACTOR STATUS UNDER THE SOFA AND NOTIFY THE CONTRACTING OFFICER OF THAT DETERMINATION.

(D) SUBJECT TO THE ABOVE DETERMINATION, THE CONTRACTOR, INCLUDING ITS EMPLOYEES AND LAWFUL DEPENDENTS, MAY BE ACCORDED SUCH PRIVILEGES AND EXEMPTIONS UNDER CONDITIONS AND LIMITATIONS AS SPECIFIED IN THE SOFA AND USFK REG 700-19. THESE PRIVILEGES AND EXEMPTIONS MAY BE FURNISHED DURING THE PERFORMANCE PERIOD OF THE CONTRACT, SUBJECT TO THEIR AVAILABILITY AND CONTINUED SOFA STATUS. LOGISTICS SUPPORT PRIVILEGES ARE PROVIDED ON AN AS -AVAILABLE BASIS TO PROPERLY AUTHORIZED INDIVIDUALS.

SOME LOGISTICS SUPPORT MAY BE ISSUED AS GOVERNMENT FURNISHED PROPERTY OR TRANSFERRED ON AREIMBURSABLE BASIS.

(E) THE CONTRACTOR WARRANTS AND SHALL ENSURE THAT COLLECTIVELY, AND INDIVIDUALLY, ITS OFFICIALS AND EMPLOYEES PERFORMING UNDER THIS CONTRACT WILL NOT PERFORM ANY CONTRACT, SERVICE, OR OTHER BUSINESS ACTIVITY IN THE ROK, EXCEPT UNDER U.S. GOVERNMENT CONTRACTS AND THAT PERFORMANCE IS IAW THE SOFA.

(F) THE CONTRACTORS DIRECT EMPLOYMENT OF ANY KOREAN-NATIONAL LABOR FOR PERFORMANCE OF THIS CONTRACT SHALL BE GOVERNED BY ROK LABOR LAW AND USFK REGULATION(S) PERTAINING TO THE DIRECT EMPLOYMENT AND PERSONNEL ADMINISTRATION OF KOREAN NATIONAL PERSONNEL.

(G) THE AUTHORITIES OF THE ROK HAVE THE RIGHT TO EXERCISE JURISDICTION OVER INVITED CONTRACTORS AND TECHNICAL REPRESENTATIVES, INCLUDING CONTRACTOR OFFICIALS, EMPLOYEES AND THEIR DEPENDENTS, FOR OFFENSES COMMITTED IN THE ROK AND PUNISHABLE BY THE LAWS OF THE ROK. IN RECOGNITION OF THE ROLE OF SUCH   PERSONS IN THE DEFENSE OF THE ROK, THEY WILL BE SUBJECT TO THE PROVISIONS OF ARTICLE XXII, SOFA, RELATED AGREED MINUTES AND UNDERSTANDINGS. IN THOSE CASES IN WHICH THE AUTHORITIES OF THE ROK DECIDE NOT TO EXERCISE JURISDICTION, THEY SHALL NOTIFY THE U.S. MILITARY AUTHORITIES AS SOON AS POSSIBLE. UPON SUCH NOTIFICATION, THE MILITARY AUTHORITIES WILL HAVE THE RIGHT TO EXERCISE JURISDICTION AS IS CONFERRED BY THE LAWS OF THE U.S.

(H) INVITED CONTRACTORS AND TECHNICAL REPRESENTATIVES AGREE TO COOPERATE FULLY WITH THE USFK SPONSORING AGENCY (SA) AND RESPONSIBLE OFFICER (RO) ON ALL MATTERS PERTAINING TO LOGISTICS SUPPORT AND THEATER TRAINING REQUIREMENTS. CONTRACTORS WILL PROVIDE THE ASSIGNED SA PROMPT AND ACCURATE REPORTS OF CHANGES IN EMPLOYEE STATUS AS REQUIRED BY USFK REG 700-19.

(I) THEATER SPECIFIC TRAINING. TRAINING REQUIREMENTS FOR IC/TR PERSONNEL SHALL BE CONDUCTED IN ACCORDANCE WITH USFK REG 350-2 THEATER SPECIFIC REQUIRED TRAINING FOR ALL ARRIVING PERSONNEL AND UNITS ASSIGNED TO, ROTATING TO, OR IN TEMPORARY DUTY STATUS TO USFK. IC/TR PERSONNEL SHALL COMPLY WITH REQUIREMENTS OF USFK REG 350-2.

(J) EXCEPT FOR CONTRACTOR AIR CREWS FLYING AIR MOBILITY COMMAND MISSIONS, ALL U.S. CONTRACTORS PERFORMING WORK ON USAF CLASSIFIED CONTRACTS WILL REPORT TO THE NEAREST SECURITY FORCES INFORMATION SECURITY SECTION FOR THE GEOGRAPHICAL AREA WHERE THE CONTRACT IS TO BE PERFORMED TO RECEIVE INFORMATION CONCERNING LOCAL SECURITY REQUIREMENTS.

(K) INVITED CONTRACTOR AND TECHNICAL REPRESENTATIVE STATUS MAY BE WITHDRAWN BY USFK/FKAQ UPON:

(1) COMPLETION OR TERMINATION OF THE CONTRACT.

(2) DETERMINATION THAT THE CONTRACTOR OR ITS EMPLOYEES ARE ENGAGED IN BUSINESS ACTIVITIES IN THE ROK OTHER THAN THOSE PERTAINING TO U.S. ARMED FORCES.

(3) DETERMINATION THAT THE CONTRACTOR OR ITS EMPLOYEES ARE ENGAGED IN PRACTICES IN CONTRAVENTION TO KOREAN LAW OR USFK REGULATIONS.

(L) IT IS AGREED THAT THE WITHDRAWAL OF INVITED CONTRACTOR OR TECHNICAL REPRESENTATIVE STATUS, OR THE WITHDRAWAL OF, OR FAILURE TO PROVIDE ANY OF THE PRIVILEGES ASSOCIATED THEREWITH BY THE U.S. AND USFK, SHALL NOT CONSTITUTE GROUNDS FOR EXCUSABLE DELAY BY THE CONTRACTOR IN THE PERFORMANCE OF THE CONTRACT AND WILL NOT JUSTIFY OR EXCUSE THE CONTRACTOR DEFAULTING IN THE PERFORMANCE OF THIS CONTRACT. FURTHERMORE, IT IS AGREED THAT WITHDRAWAL OF SOFA STATUS FOR REASONS OUTLINED IN USFK REG 700-19, SECTION II, PARAGRAPH 6 SHALL NOT SERVE AS A BASIS FOR THE CONTRACTOR FILING ANY CLAIMS AGAINST THE U.S. OR USFK. UNDER NO CIRCUMSTANCE SHALL
THE WITHDRAWAL OF SOFA STATUS OR PRIVILEGES BE CONSIDERED OR CONSTRUED AS A BREACH OF CONTRACT BY THE U.S. GOVERNMENT.

(M) SUPPORT.

(1) UNLESS THE TERMS AND CONDITIONS OF THIS CONTRACT PLACE THE RESPONSIBILITY WITH ANOTHER PARTY, THE COMUSK WILL DEVELOP A SECURITY PLAN TO PROVIDE PROTECTION, THROUGH MILITARY MEANS, OF CONTRACTOR PERSONNEL ENGAGED IN THE THEATER OF OPERATIONS WHEN SUFFICIENT OR LEGITIMATE CIVILIAN AUTHORITY DOES NOT EXIST.

(I) ALL CONTRACTOR PERSONNEL ENGAGED IN THE THEATER OF OPERATIONS ARE AUTHORIZED RESUSCITATIVE CARE, STABILIZATION, HOSPITALIZATION AT LEVEL III MILITARY TREATMENT FACILITIES, AND ASSISTANCE WITH PATIENT MOVEMENT IN EMERGENCIES WHERE LOSS OF LIFE, LIMB, OR EYESIGHT COULD OCCUR. HOSPITALIZATION WILL BE LIMITED TO STABILIZATION AND SHORT-TERM MEDICAL TREATMENT WITH AN EMPHASIS ON RETURN TO DUTY OR PLACEMENT IN THE PATIENT MOVEMENT SYSTEM.

(II) WHEN THE GOVERNMENT PROVIDES MEDICAL OR EMERGENCY DENTAL TREATMENT OR TRANSPORTATION OF CONTRACTOR PERSONNEL TO A SELECTED CIVILIAN FACILITY, THE CONTRACTOR SHALL ENSURE THAT THE GOVERNMENT IS REIMBURSED FOR ANY COSTS ASSOCIATED WITH SUCH TREATMENT OR TRANSPORTATION.

(III) MEDICAL OR DENTAL CARE BEYOND THIS STANDARD IS NOT AUTHORIZED UNLESS SPECIFIED ELSEWHERE IN THIS CONTRACT.

(3) UNLESS SPECIFIED ELSEWHERE IN THIS CONTRACT, THE CONTRACTOR IS RESPONSIBLE FOR ALL OTHER SUPPORT REQUIRED FOR ITS PERSONNEL ENGAGED IN THE THEATER OF OPERATIONS UNDER THIS CONTRACT.

(N) COMPLIANCE WITH LAWS AND REGULATIONS. THE CONTRACTOR SHALL COMPLY WITH, AND SHALL ENSURE THAT ITS PERSONNEL SUPPORTING U.S ARMED FORCES IN THE REPUBLIC OF KOREA AS SPECIFIED IN PARAGRAPH (B)(1) OF THIS CLAUSE ARE FAMILIAR WITH AND COMPLY WITH, ALL APPLICABLE

(1) UNITED STATES, HOST COUNTRY, AND THIRD COUNTRY NATIONAL LAWS;

(2) TREATIES AND INTERNATIONAL AGREEMENTS;

(3) UNITED STATES REGULATIONS, DIRECTIVES, INSTRUCTIONS, POLICIES, AND PROCEDURES; AND

(4) ORDERS, DIRECTIVES, AND INSTRUCTIONS ISSUED BY THE COMUSK RELATING TO FORCE PROTECTION, SECURITY, HEALTH, SAFETY, OR RELATIONS AND INTERACTION WITH LOCAL NATIONALS. INCLUDED IN THIS LIST ARE FORCE PROTECTION ADVISORIES, HEALTH ADVISORIES, AREA (I.E. OFF-LIMITS), PROSTITUTION AND HUMAN TRAFFICKING AND CURFEW RESTRICTIONS.

(O) VEHICLE OR EQUIPMENT LICENSES. IAW USFK REGULATION 190-1, CONTRACTOR PERSONNEL SHALL POSSESS THE REQUIRED LICENSES TO OPERATE ALL VEHICLES OR EQUIPMENT NECESSARY TO PERFORM THE CONTRACT IN THE THEATER OF OPERATIONS. ALL CONTRACTOR EMPLOYEES/DEPENDENTS MUST HAVE EITHER A KOREAN DRIVERS LICENSE OR A VALID INTERNATIONAL DRIVERS LICENSE TO LEGALLY DRIVE ON KOREAN ROADS, AND MUST HAVE A USFK DRIVERS LICENSE TO LEGALLY DRIVE ON USFK INSTALLATIONS. CONTRACTOR EMPLOYEES/DEPENDENTS WILL FIRST OBTAIN A KOREAN DRIVERS LICENSE OR A VALID INTERNATIONAL DRIVERS LICENSE THEN OBTAIN A USFK DRIVERS LICENSE.

(P) EVACUATION.

(1) IF THE COMUSK ORDERS A NON-MANDATORY OR MANDATORY EVACUATION OF SOME OR ALL PERSONNEL, THE GOVERNMENT WILL PROVIDE ASSISTANCE, TO THE EXTENT
AVAILABLE, TO UNITED STATES AND THIRD COUNTRY NATIONAL CONTRACTOR PERSONNEL. (2) NON-COMBATANT EVACUATION OPERATIONS (NEO).

(I) THE CONTRACTOR SHALL DESIGNATE A REPRESENTATIVE TO PROVIDE CONTRACTOR PERSONNEL AND DEPENDENTS INFORMATION TO THE SERVICING N EO WARDEN AS REQUIRED BY DIRECTION OF THE RESPONSIBLE OFFICER.

(II) IF CONTRACT PERIOD OF PERFORMANCE IN THE REPUBLIC OF KOREA IS GREATER THAN SIX MONTHS, NON EMERGENCY ESSENTIAL CONTRACTOR PERSONNEL AND ALL IC/TR DEPENDENTS SHALL PARTICIPATE IN AT LEAST ONE USFK SPONSORED NEO EXERCISE PER YEAR.

(Q) NEXT OF KIN NOTIFICATION AND PERSONNEL RECOVERY.

(1) THE CONTRACTOR SHALL BE RESPONSIBLE FOR NOTIFICATION OF THE EMPLOYEE- DESIGNATED NEXT OF KIN IN THE EVENT AN EMPLOYEE DIES, REQUIRES EVACUATION DUE TO AN INJURY, OR IS MISSING, CAPTURED, OR ABDUCTED.

(2) IN THE CASE OF MISSING, CAPTURED, OR ABDUCTED CONTRACTOR PERSONNEL, THE GOVERNMENT WILL ASSIST IN PERSONNEL RECOVERY ACTIONS IN ACCORDANCE WITH DOD DIRECTIVE 2310.2, PERSONNEL RECOVERY.

(3) IC/TR PERSONNEL SHALL ACCOMPLISH PERSONNEL RECOVERY/SURVIVAL, EVASION, RESISTANCE AND ESCAPE (PR/SERE) TRAINING IN ACCORDANCE WITH USFK REG 525-40, PERSONNEL RECOVERY PROCEDURES AND USFK REG 350-2 THEATER SPECIFIC REQUIRED TRAINING FOR ALL ARRIVING PERSONNEL AND UNITS ASSIGNED TO, ROTATING TO, OR IN TEMPORARY DUTY STATUS TO USFK.

(R) MORTUARY AFFAIRS. MORTUARY AFFAIRS FOR CONTRACTOR PERSONNEL WHO DIE WHILE PROVIDING SUPPORT IN THE THEATER OF OPERATIONS TO U.S. ARMED FORCES WILL BE HANDLED IN ACCORDANCE WITH DOD DIRECTIVE 1300.22, MORTUARY AFFAIRS POLICY AND ARMY REGULATION 638-2, CARE AND DISPOSITION OF REMAINS AND DISPOSITION OF PERSONAL EFFECTS.

(S) USFK RESPONSIBLE OFFICER (RO). THE USFK APPOINTED RO WILL ENSURE ALL IC/TR PERSONNEL COMPLETE ALL APPLICABLE TRAINING AS OUTLINED IN THIS CLAUSE.

JAPAN
THE STATUS OF FORCES AGREEMENT (SOFA) BETWEEN THE UNITED STATES AND JAPAN GOVERNS THE RIGHTS AND OBLIGATIONS OF THE UNITED STATES ARMED FORCES IN JAPAN. ONLY THOSE INDIVIDUAL CONTRACTORS WHO ARE UNITED STATES NATIONALS; NOT ORDINARILY A RESIDENT IN JAPAN; PRESENT IN JAPAN AT THE INVITATION OF AND SOLELY FOR THE PURPOSE OF EXECUTING CONTRACTS WITH THE UNITED STATES FOR THE BENEFIT OF THE UNITED STATES ARMED
FORCES; AND, NOT PRESENT IN JAPAN UNDER ANY OTHER SOFA STATUS MAY BE ISSUED A LETTER OF IDENTIFICATION ONLY BY THE CONTRACTING OFFICER SO THAT THEIR STATUS MAY BE VERIFIED BY JAPANESE AUTHORITIES UPON THEIR ENTRY INTO AND/OR DEPARTURE IN JAPAN.

ENGLAND
THE CONTRACTOR SHALL BE RESPONSIBLE FOR ENSURING THEIR COMPANY IS REGISTERED WITH THE OFFICE OF THE SPECIAL LIAISON OFFICER, AMERICAN EMBASSY, LONDON TO ESTABLISH ELIGIBILITY FOR STATUS OF FORCES AGREEMENT CIVILIAN COMPONENT PASSPORT STAMP, UNDER THE TERMS OF THE SPECIAL MEMORANDUM OF UNDERSTANDING, DATED 07 JULY 1987. IF CIVILIAN COMPONENT STATUS IS NOT ACHIEVED, THE CONTRACTOR COULD BE HELD
RESPONSIBLE FOR PAYMENT OF BRITISH INCOME AND OTHER TAXES.

AUTHORIZED COST

THE CONTRACTOR SHALL:

(1) MATCH EACH JOB DESCRIPTION TO CURRENT RATES ON CONTRACT FOR SIMILAR POSITIONS; OR (2) INCLUDE A RATE JUSTIFICATION FOR EACH JOB DESCRIPTION NOT OTHERWISE ON CONTRACT.
OTHER DIRECT COSTS (ODCS) FOR TECHNICAL EXPERTS (GERMANY), TECHNICAL REPRESENTATIVES (ITALY) AND INVITED ONTRACTORS (KOREA) SHALL BE LIMITED TO:

PERMANENT CHANGE OF STATION (PCS) COSTS

CONTRACTORS MOVING IN OR OUT OF GERMANY, ITALY AND KOREA ON A TASK ORDER WILL ONLY BE REIMBURSED FOR 30-DAYS OF TEMPORARY LODGING STATUS
IN THE IMMEDIATE OCONUS DUTY STATION. THE GOVERNMENT WILL ONLY PAY FOR ONE PERMANENT CHANGE OF STATION (PCS) MOVE FOR EACH CONTRACTOR EMPLOYEE POSITION IN A 12 MONTH PERIOD. CONTRACTORS WILL BE LIABLE FOR ALL PCS COSTS ASSOCIATED FOR A REPLACEMENT OF AN APPROVED CONTRACTOR EMPLOYEE WITHIN THIS 12 MONTH PERIOD PER POSITION.

COST OF LIVING ALLOWANCE (COLA) EXPENSES
CONTRACTOR PERSONNEL ARE AUTHORIZED TO RECEIVE A FOREIGN CURRENCY EXCHANGE RATE ALLOWANCE (COLA). THIS COLA IS SET BY LOCATION AND NUMBER OF DEPENDENTS. THESE RATES WILL NOT EXCEED THE RATE SET FOR A GENERAL SCHEDULE EQUIVALENT

(GSE) 12 EMPLOYEE. THESE RATES MAY BE FOUND AT HTTP://WWW.STATE.GOV/M/A/ALS/920/

AUTHORIZED HOUSING ALLOWANCE (AHA)

THE AHA WILL BE BASED ON THE ACTUAL COST OF HOUSING AND UTILITIES TO INCLUDE: ELECTRICITY; WATER; TRASH PICK-UP; AND HEAT, AS CONVERTED TO DOLLARS AT THE INTERNATIONAL EXCHANGE RATE NOT TO EXCEED A GENERAL SCHEDULE EQUIVALENT (GSE) 12 RATE. THE AHA IS SET BY LOCATION AND NUMBER OF DEPENDANTS. THESE RATES WILL NOT EXCEED THE RATE SET FOR A GSE 12 LIVING QUARTER ALLOWANCE. REIMBURSEMENT WILL BE FOR ACTUAL COST. THESE RATES MAY BE FOUND AT HTTP://WWW.STATE.GOV/M/A/ALS/920/.

OTHER REIMBURSED COST SHALL ONLY INCLUDE:
HOUSEHOLD GOOD TRANSPORTATION, UP TO 18,000 LBS, INCLUDING ONE (1) PRIVATELY OWNED VEHICLE (POV); NON-TEMPORARY STORAGE CONUS (EXCLUDING ANY VEHICLE STORAGE) AT A FAIR AND REASONABLE COST (TO BE APPROVED BY THE COR AND OR CONTRACTING OFFICER); DOD OVERSEAS TUITION; AND INSURANCE COVERAGE ON SHIPPED HOUSEHOLD GOODS, EXCLUDING FULL REPLACEMENT COVERAGE. ALL DAMAGE CLAIMS WILL BE FILED WITH THE THIRD PARTY INSURER. NO COSTS WILL BE ALLOWED FOR CONTRACTOR RELOCATION, REAL ESTATE, OR PROPERTY MANAGEMENT EXPENSES FOR CONUS LOCATIONS.

*** END OF NARRATIVE H0013 ***

4.21           HAZARDOUS DUTY/ISOLATION PAY
IN THE EVENT THE CONTRACTORS MUST PAY ADDITIONAL COMPENSATION TO RETAIN OR OBTAIN PERSONNEL TO PERFORM IN A HAZARDOUS LOCATION, THE CONTRACTOR SHALL BE ENTITLED TO EQUITABLE COMPENSATION AT RATES SET IN ACCORDANCE WITH STATE DEPARTMENT GUIDELINES. IF THE NEED TO PAY THE HAZARDOUS DUTY PREMIUM IS DISCOVERED, THE CONTRACTOR SHALL PROMPTLY NOTIFY THE GOVERNMENT AND REQUEST AN EQUITABLE ADJUSTMENT IN
PRICE.

*** END OF NARRATIVE H0014 ***

4.22            CONTINUANCE OF PERFORMANCE DURING ANY STATE OF EMERGENCY IN THE REPUBLIC OF KOREA (ROK)

THE GOVERNMENT MAY DIRECT THE CONTRACTOR TO PERFORM IN SUPPORT OF A WAR, CONTINGENCY, OR EXERCISE, AS PROVIDED BY LAW OR DEFINED BY THE APPLICABLE SERVICE COMPONENT COMMAND. ADDITIONALLY, THE CONTRACTOR SHALL BE RESPONSIBLE FOR PERFORMING ALL FUNCTIONS OF THIS CONTRACT DURING ANY DECLARATION BY THE U.S. OR KOREA, OF A STATE OF EMERGENCY, OR DURING INTERNAL STRIFE, RIOTING, CIVIL DISTURBANCES, OR PERILS OF ANY OTHER TYPE UNTIL RELEASED BY THE CONTRACTING OFFICER.

CONTRACTOR PERSONNEL UNDER THIS CONTRACT ARE CONSIDERED EMERGENCY ESSENTIAL CIVILIANS (EEC) UNLESS DESIGNATED OTHERWISE BY THE CONTRACTING OFFICER. FOR ALL EEC PERSONNEL, THE CONTRACTOR SHALL IDENTIFY THOSE EMPLOYEES HAVING A U.S. MILITARY MOBILIZATION RECALL COMMITMENT.

THE CONTRACTOR SHALL SUBMIT TO THE CONTRACTING OFFICER ADEQUATE PLANS FOR REPLACING THOSE EMPLOYEES IAW DOD DIRECTIVES 1200.7 AND
1352.1.

THE CONTRACTOR IS RESPONSIBLE FOR IDENTIFYING THOSE KOREAN CITIZEN EMPLOYEES HAVING A MOBILIZATION OR MILITARY RECALL COMMITMENT. THE CONTRACTOR SHALL SUBMIT TO THE CONTRACTING OFFICER EITHER REPUBLIC OF KOREA APPROVED EXEMPTIONS FOR THE IDENTIFIED EMPLOYEES OR ADEQUATE PLANS FOR CONTINUING PERFORMANCE OF THE CONTRACT IN THE U.S. AND/OR ROK EMPLOYEES ABSENCE. DURING TIME OF WAR, CONTINGENCY, EXERCISE OR
CRISIS, CONTRACTOR PERSONNEL WILL REMAIN ATTACHED TO THE HEADQUARTERS, USFK FOR MANAGEMENT PURPOSES IN THEATER. USFK/FKAQ IS THE RESPONSIBLE OFFICE FOR ALL INVITED CONTRACTORS COVERED BY THE U.S. R.O.K. STATUS OF FORCES AGREEMENT. THE CONTRACTOR SHALL ENSURE THAT ALL CONTRACTOR EMPLOYEES WILL COMPLY WITH ALL GUIDANCE, INSTRUCTIONS, AND GENERAL ORDERS APPLICABLE TO U.S. ARMED FORCES AND DOD
CIVILIANS AND ISSUED BY THE THEATER COMMANDER OR HIS/HER REPRESENTATIVE. THIS WILL INCLUDE ANY AND ALL GUIDANCE AND INSTRUCTIONS ISSUED BASED UPON THE NEED TO ENSURE MISSION ACCOMPLISHMENT, FORCE PROTECTION AND SAFETY.

THE CONTRACTOR SHALL COMPLY, AND SHALL ENSURE THAT ALL DEPLOYED EMPLOYEES AND AGENTS COMPLY, WITH PERTINENT DEPARTMENT OF ARMY AND DEPARTMENT OF DEFENSE DIRECTIVES, POLICIES, AND PROCEDURES, AS WELL AS FEDERAL STATUES, JUDICIAL INTERPRETATIONS AND INTERNATIONAL AGREEMENTS (E.G., STATUS OF FORCES AGREEMENTS, HOST NATION SUPPORT AGREEMENTS, ETC.) APPLICABLE TO U.S. ARMED FORCES OR U.S. CITIZENS IN THE AREA OF OPERATIONS. THE CONTRACTING OFFICER WILL RESOLVE DISPUTES.

THE CONTRACTOR SHALL BE RESPONSIBLE FOR PROVIDING EMPLOYEES WHO MEET THE PHYSICAL STANDARDS AND MEDICAL REQUIREMENTS FOR JOB PERFORMANCE IN THE DESIGNATED THEATER OF OPERATIONS. THE CONTRACTING OFFICER MAY DIRECT THE CONTRACTOR, AT THE CONTRACTORS EXPENSE, TO REMOVE OR REPLACE ANY CONTRACTOR EMPLOYEE FAILING TO ADHERE TO INSTRUCTIONS AND GENERAL ORDERS ISSUED BY THE THEATER COMMANDER OR HIS/HER DESIGNATED REPRESENTATIVE. THE CONTRACTOR WILL REPLACE EMPLOYEES WITHIN 72
HOURS, OR AS DIRECTED BY THE CONTRACTING OFFICER, AT CONTRACTOR EXPENSE, IF THE EMPLOYEE IS TO BE REMOVED OR DEPARTS AN AREA OF OPERATIONS WITHOUT PERMISSION. BEFORE DEPLOYMENT, THE CONTRACTOR SHALL ENSURE THAT EACH CONTRACTOR EMPLOYEE COMPLETES A DD FORM 93 (RECORD OF EMERGENCY DATA CARD), AND RETURNS THE COMPLETED FORM TO THE CONTRACTING OFFICER'S REPRESENTATIVE OR DESIGNATED GOVERNMENT OFFICIAL.

THE CONTRACTOR SHALL REPORT ITS EMPLOYEES ENTERING AND LEAVING THE AREA OF OPERATIONS IAW THEATER POLICIES (U.S. INVITED CONTRACTORS SEE USFK REG 700-19) OR AS DIRECTED BY THE CONTRACTING OFFICER OR HIS/HER DESIGNATED REPRESENTATIVE. ADDITIONALLY, THE CONTRACTOR SHALL REPORT ITS EMPLOYEES IN THE AREA OF OPERATIONS BY NAME AND BY LOCATION AS REQUIRED BY THEATER POLICIES.

THE CONTRACTOR WILL BRIEF ITS EMPLOYEES REGARDING THE POTENTIAL DANGER, STRESS, PHYSICAL HARDSHIPS AND FIELD LIVING CONDITIONS. THE CONTRACTOR WILL REQUIRE ALL ITS EMPLOYEES TO ACKNOWLEDGE IN WRITING THAT THEY UNDERSTAND THE DANGER, STRESS, PHYSICAL HARDSHIPS AND FIELD LIVING CONDITIONS THAT ARE POSSIBLE IF THE EMPLOYEE DEPLOYS IN SUPPORT OF MILITARY OPERATIONS.

THIS CLAUSE DOES NOT DEFINE THE OBLIGATIONS OF THE GOVERNMENT TO PROVIDE LOGISTIC SUPPORT TO THE CONTRACTOR PERSONNEL. GOVERNMENT LOGISTIC SUPPORT TO CONTRACTOR PERSONNEL IS NOT CONTAINED WITHIN THE SCOPE OF THIS CONTRACT UNLESS OTHERWISE NOTED. GOVERNMENT OBLIGATIONS TO CONTRACTORS DURING SUCH CIRCUMSTANCES ARE DEFINED IN DODI 3020.37 (CONTINUATION OF ESSENTIAL DOD CONTRACTOR SERVICES

DURING CRISIS); U.S. FORCES KOREA REGULATIONS, SOFA PROVISIONS, AGENCY SUPPLEMENTS AND REGULATIONS.

THE CONTRACTING OFFICER WILL DISCERN ANY ADDITIONAL GFE, GFP OR SUPPLIES NECESSARY TO FACILITATE THE PERFORMANCE OF THE ENHANCED REQUIREMENT OR NECESSARY FOR THE PROTECTION OF CONTRACTOR PERSONNEL. THESE ITEMS WILL BE FURNISHED TO THE CONTRACTOR AT THE SOLE DISCRETION OF THE CONTRACTING OFFICER.
*** END OF NARRATIVE H0015 ***

4.23            TASK ORDER CLAUSE REQUIREMENT

UNIQUE CLAUSES NECESSARY TO SATISFY INDIVIDUAL TASK ORDER REQUIREMENTS SHALL BE ADDRESSED IN EACH TASK ORDER.
*** END OF NARRATIVE H0017 ***

4.24            IDENTIFICATION OF UNCOMPENSATED OVERTIME
THE PROVISIONS AT FAR 52.237-10 IDENTIFICATION OF UNCOMPENSATED OVERTIME WILL BE APPLICABLE AT THE TASK ORDER LEVEL.
*** END OF NARRATIVE H0023 ***

PART 5.0. – STATEMENT OF WORK

The Subcontractor shall provide services in accordance with Task Orders issued by BOOZ ALLEN under the U.S. Army/CECOM Contract No.W15P7T-10-D-D415 Detailed Statements of Work shall be issued with approved Task Orders and shall be incorporated into this Subcontract automatically upon  execution  by  both  parties.  Services  to  be  performed  shall  be  within  the  general  scope described in the Prime Contract Statement Of Work (SOW).

In this Statement of Work from the Prime Contract, unless the context requires otherwise, the term "Contractor" shall mean Subcontractor, the term "Contract" shall mean this Subcontract, and the terms  "Government,"  "Contracting  Officer"  and  equivalent  phrases  shall  mean  Booz Allen  and Booz Allen’s Subcontract or Technical Representative, respectively. It is intended that the language shall apply to Subcontractor in such manner as is necessary to reflect the position of Subcontractor as a subcontractor to Booz Allen, to insure Subcontractor's obligations to Booz Allen and to the United States Government, and to enable Booz Allen to meet its obligations under its Prime Contract or Subcontract.

PART 6.0.-ATTACHMENTS

LISTED IN ORDER OF PRECEDENCE

Attachment 6.1	Labor Category Descriptions and Rates
Attachment 6.2	Procedure for Electronic Invoice Submission
Attachment 6.3	Sample Task Order
Attachment 6.4	Reporting Executive Compensation and First-Tier Subcontract Template
Attachment 6.5	Wage Determinations
Attachment 6.6	Subcontractor Service Contract Act Certification

Attachment 6.1. – Labor Category Descriptions and Rates

Cogility

		Yr3	Yr 4	Yr 5
		7/29/2012 - 7/28/2013	7/29/2013 - 7/28/2014	7/29/2014 - 7/28/2015
Cogility	CON Site	CON Site	CON Site
		FFP LOE	FFP LOE	FFP LOE
159 160 161 162	SME I	$ 144.87	$ -	$ -
	SME II	$ 177.59	$ -	$ -
	SME III	$ 214.72	$ -	$ -
	SME IV	$ 240.13	$ -	$ -

159 160 161 162	Gov Site		Gov Site	Gov Site
	CLIENT SITE	FFP LOE	FFP LOE	FFP LOE
	SME I	$ 144.87	$ -	$ -
	SME II	$ 177.59	$ -	$ -
	SME III	$ 214.72	$ -	$ -
	SME IV	$ 240.13	$ -	$ -

Labor Category
Cate gory Num ber	Category	Skill Level	Education Level	Degree in (Preferred)	Minimum years of Experience	Substitutions	Sample Description of Work performed
Service Contract Act (SCA) Personnel
1	Information Technology	Data Entry Clerk	High school diploma or GED equivalent.		1 Year		Performs duties such as word processors or other computerized data entry on internal and external systems, filing and archiving of data.
2	Information Technology	Librarian	Bachelors Degree	Business or Accounting	1 Years	BS Degree in other related field.	Performs librarian support activities.
3	Flight	Production Control/Flight Dispatcher	High school diploma or GED equivalent.		Two (2) years total experience in PC/Dispatc h operations	Two (2) years experience in a field related to the support in requirements in the task order may substitute for the PC/Dispatch operations experience requirements.
Acts as POC for
maintenance and flying activities; initiates and controls forms and records relative to maintenance/flying programs; monitors GFE and man-hour expenditures within the maintenance activity for all AVUM/AVIM and project related maintenance; acts as flight dispatcher, assisting aircrews with flight related
requirements, i.e. weather briefings,
flight plans, etc.; coordinates and monitors supply
actions relative to the aircraft maintenance activity, to include warranty work on designated material.

4	Technician	Supply Clerk	High school diploma or GED equivalent.	Computer Science or other Scientific Technical Discipline	Two (2) years total experience in operations supply.
Familiar with processes such as: Issue tools; calibrate
and maintain status of calibration on special tools and equipment; insure tools and equipment returned are clean and working properly; maintain
inventory of components of calibrated equipment;
turn-in unsafe or unserviceable tools and equipment;
maintain required supplies for tool room operation; properly label packages and include inventory list,

project code and
value; prepare shipping documentation; file shipping documents and inventory listings of shipped items; log outgoing shipments; assist in research and preparation of requisitioning documents for supplies and "Off- Line" requisitions; prepare supply request documentation; order parts, material and equipment for stock, maintenance and projects; document requisitions in
Register and Record of Demands; maintain
accountability of recoverable items;
turn-in and maintain records of excess or unserviceable parts and equipment; order, record and attain materials and/or
equipment; maintain and distribute administrative supply
stocks; document and ship Warranty Repair Items; maintain and record cancellations, modifications and status of requisitioning documents; do lateral searches of parts; issue documented supplies to
maintenance personnel; document supply requests;
maintain warehouse stock by ordering supplies; maintain and
inventory warehouse stock; prepare requisitions for
documentation on monthly reports; maintain safety
practices cleanliness of supply accountable areas; issue
documented request furnished by maintenance
personnel of POL products; document requisitions on supply inventory; adequately stock POL products on board; requisition

POL products and
maintain inventory of POL stock; maintain safety practices and cleanliness of POL storage building; receive, document and distribute supplies; pick up and turn in parts and requisitions for parts; make special pickups and deliveries.

5	Technician	Supply Supervisor	High school diploma or GED equivalent.	Computer Science or other Scientific Technical Discipline	Four (4) years total experience in operations supply with one (1) year experience being at the supervisor level.
Performs supply supervision activities related to tools,
equipment, maintainenance of inventory, shipping,
requisitioning, record maintainenance, and other supply areas as described above and as required by the individual task order.

6	Technician	Foundry Worker	High school diploma or GED equivalent.	Business or Accounting	Must have four (4) years experience as a Journeyma n Foundry worker.
Performs duties such
as mold or cast dies and patterns and
custom parts from ferrous and non-
ferrous metals, working from engineering drawings,
specifications or sketches.   Duties performed may
support all aspects of a small foundry connected with the fabrication of experimental and developmental models.

7	Technician	Master Machinist	High school diploma or GED equivalent.	Business or Accounting
Must have
completed a four (4)
year apprentices
hip program and have two (2)
years as a Journeyma n
Model/Instr ument or a minimum of
eight (8) years experience
working as a Journeyma
n Model/Instr ument Maker.

Fabricate and
construct mechanisms, models
and instruments that fulfill engineering
requirements for equipment involving mechanical, electro-
mechanical, hydraulic, optical and pneumatic principles. Determine necessity for special tools, dies and fixtures required to accomplish intricate machining and assembly operations and set-up
and operate CNC machines (Machining Center, Lathe and
Milling Machine). Knowledge of Computer Aided Machine (CAM)
programming is required.

8	Technician	Tool & Parts Attendant	High school diploma or GED equivalent.	Computer Science or other Scientific Technical Discipline	Must have two (2) years experience as a Tool and Parts Attendant or two (2) years experience in the machine, sheet metal or woodworkin g trade.
Operate a tool crib
that services from people by ordering, receiving, storing, issuing and inventorying tools, parts and stock. Select, issue and accept returned tools and equipment, requested by shop personnel, including maintaining appropriate records. Maintain reorder levels by submitting replenishment requests

9	Technician	Aircraft Mechanical Helper	High school diploma or GED equivalent	Computer Science or other Scientific Technical Discipline	3 years experience in machine or sheet metal shop practices, with one (1) year being in frabrication and installation of parts.	Work performed in a machine or sheet metal shop including fabrication and installation of parts of rlectronics subsystem installations in aircraft.
10	Technician	Airframe Sheet Metal Mechanic	High school diploma or GED equivalent.	Computer Science or other Scientific Technical Discipline	Four (4) years total experience in Airframe repair.
Fabricates,
assembles, and installs prototype
equipment, used in research and
development information on a large variety of aircraft, ranging from single engine airplanes to complex multi engine turbojets, and
helicopters. Familiar with technical manuals, technical
orders, modification work orders and blue prints. Installs
prototype equipment on aircraft and makes modifications to the existing airframe to accommodate installations.
Coordinates with project engineer personnel throughout
the project, provides technical assistance to project engineers, contractors and factory representatives.
Performs sheet metal repairs to a variety of aircraft, possesses an in-depth knowledge of sheet metal materials

and repair techniques.
Uses tools and equipment associated with a sheet metal shop, such as protractors, calipers, pitch gauges, crimping tools/machines, forming machines, gas and heli-arc welding machines, lathes, milling machines, saws and drilling presses. Able to read
and interpret blueprints, schematics and rudimentary
drawings.

11	Technician	Aircraft Mechanic	High school diploma or GED equivalent.	Computer Science or other Scientific Technical Discipline	Four (4) years total experience in Aviation Maintenanc e Experience plus a civilian or Military Aviation Technical School.
Perform the full range
of airframe and engine maintenance, repair, modifications, inspections and servicing of aircraft in accordance with approved methods, techniques and practices and certifies accomplished work. This entails the ability to: troubleshoot engines and systems and use the Federal Supply system; read and understand technical manuals and schematics; read and interpret all instruments; use special test equipment and tools; research the technical library; understand the complete functions of all sections of the Aviation Facilities Division; perform full system checkouts on all aircraft systems; perform mechanic test flight duties; perform complete servicing of aircraft.

12	Technician	Aircraft Technical Inspector	High school diploma or GED equivalent.	Business or Accounting	Six (6) years total experience in aircraft maintenanc e; Two (2) years aircraft inspector fixed or rotary wing in the last five (5) years or FAA Airframe	Ten (10) years rotary wing maintenance experience may be substituted for inspector experience.
Perform aircraft,
aircraft component and shop inspections
to assure compliance with technical
instructions and related directives; Maintain technical
publications and related directives; Maintain technical
publications, forms
and records relative to aircraft maintenance; Administer and monitor aircraft weight

and/or Power plant Certified.
and balance
programs. Initiate and follow up on Quality Deficiency Reports; Insure compliance with SOF and MIM
directives; Coordinate related MWO
requirements; Insure
TMDE equipment schedules are met
and kept current; Facilitate any special requirements as
required by
supervision personnel.

13	Technician	Flight Line Attendant	High school diploma or GED equivalent.	Computer Science or other Scientific Technical Discipline	Four (4) years total experience in Maintenanc e and Operation of Ground support Flight line equipment.
Services aircraft; directs incoming and outgoing aircraft;
secures aircraft in parking position with blocks and
replenishes fuel; checks for fuel contamination by
draining sumps and fuel drains; operates ground support
equipment such as electrical power supply and engine
starting units; examines tires for specified air pressure
and condition;
positions and removes boarding platforms to
unload or load aircraft passengers; unloads and loads luggage and cargo; cleans
exterior and interior of aircraft; de-ice aircraft aerodynamic surfaces; assist aircraft mechanics in repair and maintenance of aircraft; performs maintenance and cleaning of hangar; operates sweeper and scrubber; removes trash and oily rags; grounds aircraft, places drip pans under aircraft and
installs aircraft covers on the aircraft.

14	Technician	Electrician	High school diploma or GED equivalent.	Computer Science or other Scientific Technical Discipline	Must have four (4) years experience as a Journeyma n Electrician.
Install, maintain and repair electrical wiring systems. Interpret and apply knowledge of building plans, blueprints and wiring diagrams. Knowledge of national and local electrical codes and have the ability to use a wide variety of test

equipment such as voltmeters, ammeters and ohmmeters.
15	Technician	Electronic Technician I	High school diploma or GED equivalent.	Computer Science or other Scientific Technical Discipline	6 years experience with the testing of electronic equipment
Install, maintain and
repair electrical wiring systems. Interpret
and apply knowledge of building plans,
blueprints and wiring diagrams. Knowledge of national and local electrical codes and have the ability to use a wide variety of test equipment such as voltmeters, ammeters and ohmmeters.

16	Technician	Electrical Assembler	High school diploma or GED equivalent.	Computer Science or other Scientific Technical Discipline			Certified to perform soldering in accordance with DOD- STD-2000A or equivalent commercial standards.
17	Technician	Aircraft Avionics Technician	AA or 2 year technical school.	Computer Science or other Scientific Technical Discipline
Must have
four (4)
years experience in aircraft electronics installation, troubleshoo ting and repair.
Must have a Federal
Communica tions
Commissio n (FCC) radio
telephone license with a radar endorseme
nt.
Federal Communications Commission (FCC) radio telephone license with a radar endorsement.
18	Technician	Senior Electronic Technician II	AA or 2 year technical school.	Computer Science or other Scientific Technical Discipline
Eight years
total experience with the testing of electronic equipment of which five (5) years shall be experience in the testing and trouble shooting of electronic subsystem installations in military
systems.
May substitute eight (8) years of other electronic system experience if it relates to the support being required by task order.
Testing of electorinic
quipment, testing and troubleshooting of electronic subsystems in systems, including but not limited to fixed and rotary wing aircraft. EMC/EMF includes preparation of test plans and reprots an developing
effective solutions to
EMC/EMF and
TEMPEST problems.

19	Technician	Technician III	Associate degree	Electronics Technology
Ten years
total experience in electronic design and test, or EMC/EMF design and test, of which four (4) years shall be in the installation of electronic subsystems in systems such as
fixed and rotary wing
aircraft.

EMC/EMF support
includes the preparation of test plans and reports and developing effective solutions to EMC/EMF and TEMPEST problems as well as duties listed above in Senior Electoinic Technician I and II categories.

20	Technician	Electronic Technician	High School or GED		Must have four (4) years electrical/av ionics experience working as an electronic technician.
Maintenance testing
and diagnostic routine designed for radio frequency and/or millimeter wave equipment. Perform tests and measurements of an electronic/electro- mechanical/computer nature, in accordance with military and commercial standards. Troubleshoot related product malfunctions, modify, wire and fabricate devices related to work, as required.

21	Technician	Senior Mechanical Technician	AA or 2 year technical school.
Eight years (8) experience
in machine and sheet metal shop
practices of which five (5) years
shall be related to the
fabrication and installation
of parts for electronic subsystem
installations in military systems
Machine and sheet metal shop practices, fabrication and installation of parts for electronic subsystem installations in military systems such as fixed and rotary wing aircraft.

22	Technician	Heavy Equipment Mechanic	High school diploma or GED equivalent.
Must have
five (5) years experience as a journeyman heavy equipment mechanic. Must have a minimum ten (10) years experience in performing checks and repairs on equivalent types of engines, carburetors, transmissio ns, differentials, final drives,
and suspension s.
Full range of overhaul and repair work to include fabrication and modification. Perform diagnoses and repairs for all types of failures in 12 and 24 volt electrical systems.
23	Technician	Machinist	High school diploma or GED equivalent.	Must have completed a four (4) year apprentices hip program as a Machinist or a minimum of four (4) years experience working as a Journeyma n Machinist.
Set-up and operate
the full range of machine tools found in
a well-equipped prototype
development shop. Work from engineering design
drawings and technical specifications. Maintain dimensional
accuracy, to + or -
0.0001", during machining processes,
through the use of measuring instruments (e.g.
vernier calipers, inside/outside & depth micrometers, gage
blocks, surface and height gages, and dial indicators).

24	Technician	Painter	High school diploma or GED equivalent.	Must have two (2) years experience as a Journeyma n Industrial Painter.
Prepare surfaces by
sandblasting, sanding, applying chemical
degreasing and etching solutions,
metal conditioners and wash primers. Paint a variety of wood and metal items, primarily by spraying with lacquers and acrylics.
Independently plan details of work, selecting method, equipment and process best suited for

a particular requirement.
25	Technician	Sheet Metal Mechanic	High school diploma or GED equivalent.
Must have
completed a four (4)
year apprentices hip program
and have two (2) years
experience as a Journeyma
n Sheet Metal Mechanic
or a minimum of eight (8)
years experience working as
a Journeyma n Sheet
Metal
Mechanic.

Set-up and operate the full range of sheet metal tools found in a well-equipped shop. Work from engineering design
drawings and technical specifications.
Perform mathematical calculations involving use of plain and solid geometry and principles of measurement. Work
with various thicknesses of aluminum, steel
alloys, stainless steel, copper, brass and other ferrous and non-
ferrous metals. Form air conditioning and exhaust duct into
desired shapes with single and double hem seams, dovetail and lock seams, set-in bottom seams and rolled edges and flanges. Ability to
makeup transition fittings (round to square, round to
round).

26	Technician	Welder	High school diploma or GED equivalent.	Must have four (4) years experience as a Journeyma n Welder.
Perform conventional
welding, brazing and soldering with electric, heli-arc and oxyacetylene equipment. Clean and prepare metals to be welded to insure proper joining of the metals. Make jigs and
fixtures to aid in accomplishing assignments.

27	Technician	Woodcrafter	High school diploma or GED equivalent.	Must have four (4) years experience as a Journeyma n Woodcrafte r.
Set-up and operate
the full range of power woodworking tools
found in a well- equipped shop. Work from engineering
design drawings and perform mathematical calculations involving use of plain and solid geometry and

principles of
measurement. Capable of fabricating scale and full size prototype models. Able to custom fabricate mobile shelters and vans with cabinetry, racks and furniture and custom fabricate special one of a kind exhibits.

28	Technician	Journeyman CAD Operator	High school diploma or GED equivalent.	One (1) year of formal training in CAD and one (1) year of CAD drafting experience are required.		Generate engineering drawings using CAD equipments and software.
29	Technician	Drafting Technician	High School or GED	Three (3) years drafting experience in electrical or mechanical engineering is required.	Successful completion of an academic year at a technical school may be substituted for one (1) year of experience	Prepare/execute drawings of electrical circuits, machined parts, wiring diagrams, schematics, etc. from layouts, sketches or other sources.
30	Technician	Drafter III	High School or GED	Three (3) years experience in drafting to include layouts, illustrations, wiring diagrams and electrical, machine and sheet metal shop fabrication drawings.	Successful completion of an academic year at a technical school may be substituted for one (1) year of experience	Drafting to include layouts, illustrations, wiring diagrams, electrical, machine an dsheet metal shop fabrication drawings.
31	Technician	Drafter IV	High school diploma or GED equivalent.	8 years.	Successful completion of an academic year at a technical school may be substituted for one (1) year of experience	Preparing drawings of electrical circuits, machined parts, wiring diagrams and schematics; from interpreting draft layouts, sketches or other sources.
32	Technician	Master CAD Operator	High school diploma or GED equivalent.	Journeyma n CAD Operator requirement s and must have an additional five (5) years of CAD experience generating	Successful completion of an academic year at a technical school may be substituted for one (1) year of experience	Preperation of drawings and be able to generate design layouts for installation of equipment.

design layouts for installation of equipment
33	Technician	Draftsman/C AD Operator	High school diploma or GED equivalent.	Must have at least two (2) years of experience in mechanical and electrical drafting. Must have two (2) years of CAD drafting experience.	Successful completion of an academic year at a technical school may be substituted for one (1) year of experience	Preparing drawings of electrical circuits, machined parts, wiring diagrams and schematics; from interpreting draft layouts, sketches or other sources.
34	Technician	Senior Drafting Technician	High school diploma or GED equivalent.	Fifteen (15) years mechanical design experience in a field related to the task order requirement s.
Preparing relevant
layouts, detail design drawings, component modifications, and fabrication drawings for military aircraft and shelter C-E equipment assemblies and
installation are required.
Independently accomplish design review of new and
revised level 2 and level 3 drawings for military shelters,
aircraft avionics, and related electro- mechanical component installation. Review and evaluate Engineering Change
Proposals (ECPS) for inconsistencies or problems that affect the equipment design. Expertise is required
in the application of
latest version of MIL- T-31000.

35	Technician	Configuration Control Technician		Four (4) years experience involved with the installation and modification of equipment. Also must have two (2) years of drafting experience.		Prepare blueprints, schematics and drawings of electrical circuits, machined parts, wiring diagrams and schematics from interpreting draft layouts, sketches or other sources.

36	Technician	Electronic Model Maker		Four (4) years as a Journeyma n Electronic Model Maker.
Plan and devise
circuitry needed to construct a complete, original model from electronic and electrical components, units and assemblies, cable size, insulation, fuse requirements and the function of relays, solenoids, transformers, condensers and similar items needed to construct a
complete electrical model. Perform self
inspection of an assembled model using measuring
instruments such as oscilloscopes, bridges, capacitance checkers, analyzers, signal generators and various other types of
meters.

37	Technician	Technical Writer	High school diploma or GED equivalent.	Four (4) years total experience in a related area.		Perform work as a technical writer including preparation of modification work orders and technical manuals/changes for electronic subsystem installations in aircraft.
38	Technician	Laborer/Truc k Driver	Must have a valid state drivers license and a good driving record. Must be licensed to drive trucks up to and including 2 1/2 Ton capacity.			Moving heavy, bulky construction material or expensive, delicate laboratory equipment and unloading and loading vehicles and assisting journeyman mechanics with shop fabrication operations.
SCA Exempt Personnel
39	Administrative /Managerial	1. Program Specialist (1)	High school diploma or GED equivalent.	5 years	5 years military service can be substituted/utiliz ed as related experience.	Provides program management support to engineering staff. Support includes project scheduling, financial management, briefing, coordination and graphic presentation.
150	Administrative /Managerial	1. Program Specialist (2)	High school diploma or GED equivalent.	10 years	10 years military service can be substituted/utiliz ed as related experience.	Provides program management support to engineering staff. Support includes project scheduling, financial management, briefing, coordination and graphic presentation.

151	Administrative /Managerial	1. Program Specialist (3)	High school diploma or GED equivalent.		15 years	15 years military service can be substituted/utiliz ed as related experience.	Provides program management support to engineering staff. Support includes project scheduling, financial management, briefing, coordination and graphic presentation.
40	Administrative /Managerial	2. Graphics Specialist	High school diploma or GED equivalent.		Three (3) years relevant experience required.		Designs, assembles and presents graphic art exhibits in both electronic and traditional media.
41	Administrative /Managerial	3. Program Analyst, Journeyman	Bachelors Degree		A minimum three (3) years experience managing government programs is required.	Four (4) additional years of related experience will substitute for bachelors degree.
Related experience
includes technical program management,
budgeting, scheduling, performance trades, lifecycle costing, risk management, supportability, test and evaluation, and
requirements development and management.

42	Administrative /Managerial	4. Program Analyst, Intermediate.	Bachelors Degree	Business or Accounting	A minimum seven (7) years experience managing government technical acquisition programs is required of which one (1) year must be supervisory.	Four (4) additional years of related experience will substitute for bachelors degree.
Technical program
management, budgeting, scheduling,
trade-off analysis, lifecycle costing, risk
management, supportability, test and evaluation, and
requirements development. Presentation and
briefing skills required.

43	Administrative /Managerial	5. Program Analyst, Senior.	Bachelors Degree	Business or Accounting	A minimum twelve (12) years experience managing government programs is required of which one (1) year must be supervisory.	Four (4) additional years of related experience will substitute for bachelors degree.
Conducts technical program management,
budgeting, scheduling, trade-off analysis, lifecycle costing, risk management, supportability, test and evaluation, and
requirements development. Presentation and
briefing skills to top level managers required.

44	Administrative /Managerial	6. Program Analyst, Executive.	Bachelors Degree	Business or Accounting	A minimum twenty (20) years experience managing government technical acquisition programs is required of which one (1) year must be	Four (4) additional years of related experience will substitute for bachelors degree.
Technical program
management, budgeting, scheduling,
trade-off analysis, lifecycle costing, risk
management, supportability, test and evaluation, and
requirements development. Presentation and briefing skills to top level managers

					supervisory.		required.
45	Administrative /Managerial	7. Analyst, Operations/R esearch, Journeyman.	Bachelors Degree.	Operations Research, Mathematic s, Computer Science, Cost Accounting or related scientific or technical discipline.	A minimum of five (5) years of related work experience is required.	Five (5) additional years of relevant experience will substitute for bachelors degree.	Performs professional and scientific work requiring the design, development and adaptation of mathematical and statistical modeling and scientific methods to analyze operational problems.
46	Administrative /Managerial	8. Analyst, Operations/R esearch, Senior.	Bachelors Degree	Operations Research, Mathematic s, Computer Science, Cost Accounting, or related scientific, managemen t/business or technical discipline.	A minimum of ten (10) years related work experience is required.	Five (5) additional years of relevant experience will substitute for bachelors degree.	Manages and directs the analyses of management problems, performs cost analyses and modeling, provides information requirements and the formulation of scientific solutions as directed.
47	Administrative /Managerial	9. Manager, ILS	Bachelors Degree	Operations Research, Mathematic s, Computer Science, Cost Accounting, or related scientific, managemen t/business or technical discipline.	Six (6) years ILS administrati on experience.
ILS administration, including supply, purchasing, provisioning, design, reliability, validation and maintainability analysis of complex mechanical or electro- mechanical systems/equipment
per DOD
requirements.

48	Administrative /Managerial	10. Manager, Quality Assurance.	Bachelors Degree	Business or Accounting	5 years		Performs work as a Quality Manager in a MIL-Q-9858A, MIL-I- 45208 or ISO-9000 environment.
49	Administrative /Managerial	11. Manager, Design Configuration .	Bachelors Degree		5 Years
Progressive
experience in managing design
drawings, engineering changes and notices,
and planning/conducting design audits. In
addition, must have at least two (2) years of supervisory experience and skills necessary to perform following tasks: Work closely with program management, systems engineers, quality managers and
representatives, draftsmen and design/manufacturing

engineers in a concurrent engineering environment; Develop and administer Configuration Management Plans; Prepare for and conduct major configuration audits.
50	Administrative /Managerial	12. Manager, Program.	Bachelors Degree	Business or Accounting
Twelve (12)
years of progressive
experience in design and
developme nt, five (5) years
manageme nt and supervision
of substantive military
hardware/s oftware developme
nt, and five (5) years systems
analysis.

Organize, direct, and
coordinate planning and implementation of
all contract support activities. Interface with government
personnel. Formulate and review project feasibility studies, determine costs, ensure conformance to work standards.
Interpret policies, purposes, and goals of the organizations for subordinates. Manage logistics support analysis for
military systems. Manage systems safety studies.
Identify, acquire and utilize company resources to achieve
project technical objectives.

51	Administrative /Managerial	13. Project Director.	Bachelors Degree	Business or Accounting	10 years in systems developme nt and engineering required.
Plans, coordinates, schedules, directs, and controls all engineering and technical support activities applicable to task execution.
Reviews and evaluates all work performed. Ensures
compliance with all management plans, policies and
procedures. Provides recommendations for resolution of technical problems.
Background in a DOD
development and/or acquisition
environment.

152	Administrative /Managerial	Administrativ e 1.	High school diploma or GED equivalent.		1 year.
Administrative/technic al work in management
environment. Personal computer literate with
knowledge of email, word processing, and spreadsheet software. Uses common office equipment, e.g., facsimile (fax)

machines, copiers,
projectors, and PC printers. Performs administrative/technic al support as directed, with continual supervision. Applies skills and knowledge in data management, document control,
computer support, project control, and related areas to individual and team efforts.

153	Administrative /Managerial	Administrativ e 2.	High school diploma or GED equivalent.	5 year.
Administrative/technic
al work in management environment. Personal computer literate with knowledge of email, word processing, and spreadsheet software. Uses common office
equipment, e.g., facsimile (fax) machines, copiers,
projectors, and PC printers. Performs high quality project
support. Will contact most levels of Government/client
personnel. Handles confidential information.  Maintains
logs, records, archives and/or working files. Given minimum instruction and supervision, handles correspondence, prepares reports,
arranges meetings and/or travel arrangements.

154	Administrative /Managerial	Administrativ e 3.	High school diploma or GED equivalent.	Ten (10) years experience.
Administrative/technic
al work in management
environment. Personal computer literate with
knowledge of email, word processing, and spreadsheet software.
Uses common office equipment, e.g., facsimile (fax)
machines, copiers, projectors, and PC printers. Performs
high quality project support. Will contact most levels of
Government/client personnel. Handles confidential information. Maintains logs, records, archives

and/or working files.
Given minimum instruction and supervision, handles correspondence, prepares reports, arranges meetings and/or travel arrangements. Performs quality assurance/quality control audits and develops quality assurance/quality control procedures.

155	Administrative /Managerial	Budget Analyst.	Bachelors Degree	Accounting		Seven (7) years experience in the budgeting/finan ce/accounting can be substituted for a Bachelors Degree
Individual performs
various budget functions involving the formulation, justification, and/or execution of budgets for organizations, programs, or projects. This work requires knowledge
and skill in the application of related laws, regulations,
policies, precedents, methods and techniques of
budgeting.

156	Administrative /Managerial	Budget Analyst, Senior.	Bachelors Degree	Accounting		Fifteen (15) years experience in the budgeting/finan ce/accounting can be substituted for a Bachelors Degree
Individual performs
various budget functions involving the formulation, justification, and/or execution of budgets for organizations, programs, or projects. This work requires knowledge and skill in the application of related laws, regulations, policies, precedents, methods and techniques of budgeting.

Technician
52	Technician	Draftsperson , Journeyman.	High school diploma or GED equivalent.		Up to two (0-2) years of experience.
Preparation of
engineering drawings and sketches, using pencil, ink and Computer Aided Design (AutoCAD preferred) techniques on mylar and vellum drafting media. Prepares mechanical, electronic and architectural drawings, as well as, technical illustrations, assembly drawings, schematics, facility layouts, wiring diagrams and wire lists.  Develops documentation of design from concept to completion in a research and development environment
157	Technician	Draftsperson , Intermediate.	High school diploma or GED equivalent.	Two to five (2-5) years of experience.
Preparation of
engineering drawings and sketches, using
pencil, ink and
Computer Aided
Design (AutoCAD preferred) techniques on mylar and vellum drafting media. Prepares mechanical, electronic and architectural drawings, as well as, technical illustrations, assembly drawings, schematics, facility layouts, wiring diagrams and wire lists.  Develops documentation of design from concept to completion in a research and development environment.

158	Technician	1. Draftsperson , Senior.	High school diploma or GED equivalent.	6 Years
Preparation of
engineering drawings and sketches, using pencil, ink and Computer Aided Design (AutoCAD preferred) techniques on mylar and vellum drafting media. Prepares mechanical, electronic and architectural drawings, as well as, technical illustrations, assembly drawings, schematics, facility layouts, wiring diagrams and wire lists.  Develops documentation of design from concept to completion in a research and development environment.

53	Technician	2. Draftsperson (CAD)	High school diploma or GED equivalent.	(5) years of progressive experience in drafting. Experience must include professional knowledge of drafting methods, procedures, and techniques, and use of
Apply knowledge of
accepted aerospace design practices, material usage, weight limitations, wiring practices, and structural requirements. Determine loads, structural strength, sizes, weights, and clearances in accordance with standard formulas and handbook tables.

Computer Aided Drafting (CAD) hardware and software.
Work from actual
models that are complex and consisting of numerous and intricate parts which may require disassembly to obtain dimensions, determine materials, order of
assembly, and design characteristics necessary to adequately portray the object. Assist and work closely with engineers in
accomplishing extensive research to determine materials
and specifications necessary for project completion.

54	Technician	3. Technician, Mechanical.	High school diploma or GED equivalent.	Four (4) years experience in mechanical design an dsheet metal fabrication on systems as appropriate to the task order.
Skilled in the use of
hand tools, air tools, riveters, and sheet
metal and machine tools such as shears,
breaks, notchers, saws, milling machines, lathes, etc.,
as well as measuring tools, test instruments, and painting
equipment. Plans and performs installation and test of mechanical modifications to, and preventive maintenance, troubleshooting, and repair of mechanical and structural components for,
complex systems such as military shelters, aircraft (including engine(s)), ground vehicles, etc., as may be applicable. Works from, and assists in the development of, engineering drawings.

55	Technician	4. Technician, Mechanical (Build).	Shall have a minimum two (2) years of study in engineering principles and theory.	(5) years of progressive experience in assembling or constructing prototypes of various equipment and hardware.
Provide highly
technical expertise and skills in
development and repair of prototype
hardware, use of numerical control machines, and
knowledge of shop practices, etc. Perform in all phases
of hardware manufacturing process. Develop standards,
procedures, and

guidelines for tasks being performed.
56	Technician	5. Technician, Mechanical (Test)	Shall have a minimum two (2) years of study in engineering principles and theory	(5) years of progressive experience in the environmen tal testing of complex systems.
Outlining, setting up,
and operating environmental test equipment that will meet specification requirements. Perform in all phases of hardware environmental testing, recording of test data,
pointing out deviations resulting from equipment malfunction or observational errors. Participate in hardware evaluations. Develop test
procedures and report test results.

57	Technician	6. Technician, Electronics, Junior.	High school diploma or GED equivalent.	1 Year
Installation, troubleshooting, and maintenance of
communications equipment, electronics equipment, as
appropriate for the task. Capability to distinguish between
hardware and software problems in multi-vendor systems.
Performs installation, test, preventive maintenance,
troubleshooting, and repair for communications
equipment, electronics equipment.

58	Technician	7. Technician, Electronics, Intermediate.	High school diploma or GED equivalent.	5 years
Installation,
troubleshooting, and maintenance of communications equipment, electronics equipment, as appropriate for the task. Capability to distinguish between hardware and software problems in multi-vendor systems. Performs installation, test, preventive maintenance, troubleshooting, and repair for communications equipment, electronics equipment.

59	Technician	8. Technician, Electronics, Senior.	Graduate of a technical or computer school, with related	Ten (10) years experience, three (3) of which must	May substitute additional four (4) years of experience for the "graduate of	Demonstrates progressively increasing responsibility in installation,

			vendor sponsored training classes.	be supervisory.	technical or computer school" requirement.
troubleshooting, and
maintenance of communications equipment, electronics equipment. Capability to distinguish between hardware and software problems in multi-vendor systems. Plans and performs installation, test, preventive maintenance, troubleshooting, and repair for communications equipment, electronics equipment. Provides technical direction and guidance to lower level technical.

60	Technician	9. Technician, Quality Assurance.	Shall have at least two (2) years of study in engineering or manufacturin g principals.	(5) years progressive experience in quality assurance/c ontrol.
Understanding of and
familiarity with Military and DoD quality standards. Specific experience may include: Destructive and/or non destructive testing; Collection of quality metrics; Execution of quality plans; Prepare and execute quality related tests, collect data , repair appropriate reports; Assist in the conduct of subcontractor Source Inspections.

61	Technician	10. ALSE Specialist.		Four (4) years total experience maintaining survival equipment
Maintain library of
ALSE regulations, procedures, and technical manuals; Maintain records on inspection; Maintain expiration dates and supply. Inspect and maintain life support equipment; Conduct aircrew training; Inspect and record all controlled items used in first aid kits and vests; Maintain safety procedures and cleanliness of shop.

62	Technician	11. Facility Equipment Mechanic.	Must possess a high school diploma, GED equivalent, or trade school equivalent.	(5) five years experience in the field.
Work from
engineering drawings, technical specifications/ manuals, and/or schematics. Must be thoroughly familiar with all military,
federal, state and local building codes/regulations
applicable to their particular discipline.

Included in this category are plumber, rigger, and an air conditioner- refrigeration repairperson.
63	Technician	12. Depot Aircraft Mechanic, Senior.	High school diploma or GED equivalent.	Minimum of eight (8) years experience as an aircraft mechanic, primarily in the military aviation field, with an “A” license.
Electrical and hydraulics/pneumatics systems, and
corrosion. Primary duties involve maintaining, repairing
and modifying military aircraft systems, airframes and power plants (hydraulic, pneumatic, fuel, structures and panels, engine, corrosion
control, lubricating, and weight and balance) in
accordance with applicable Technical Orders. Perform
sheet metal fabrication and possess a
working knowledge of
communications and aviation electronics. Read blueprints, use ground support equipment, jacks, external and internal power units, lifts, measuring devices, micrometers and calipers, power tools (including shears, brake, drill press, and pneumatic riveters) and other specialized tools.

64	Technician	13. Depot Aircraft Painter, Senior.	High school diploma or GED equivalent.
Minimum of four (4) years
experience of technical training in
corrosion control and/or
protective coatings, in addition to
vocational/t echnical training in
industrial painting and
application procedures.

Knowledgeable in the approved methods and materials used in
the aircraft painting and preservation. Duties include
cleaning, sanding, masking, priming and de-masking aircraft to prepare for paint application. Must be knowledgeable
regarding aircraft structure, surface protection techniques
and aircraft modification facility backstop activities
Must be able to operate and maintain sanders, grinders,
paint spray guns, platform lifts, fork lifts, etc.

65	Technician	14. Depot Quality Inspector, Fixed-Wing Aircraft, Senior.	High school diploma or GED equivalent.	8 years experience as a FAA Airframe and/or Power plant license and have a minimum of eight (8) years of fixed-wing aircraft heavy maintenanc e/repair experience.
Responsible for
conducting inspections of both completed and on- going depot-level aircraft maintenance and modifications to aircraft. Must ensure compliance with all applicable standards, specifications and quality requirements/standard s. Must have expertise in inspection procedures and have experience working in MIL-Q-9858 or ISO-
9000 environments. Must be able to
interpret drawings, schematics and to read blueprints, be
skilled in the use of precision measuring equipment, and
knowledgeable in aviation and avionics terminology. Must be
able to operate and maintain fuel LEL monitors, bore
scopes, indascopes, zaglo kits, weight/balance scales,
micro and manometer, various gages and other related
equipment.

66	Technician	15. Supervisor, Maintenance .		Must have six (6) years experience in fixed wing and rotary wing maintenanc e, and two (2) years experience as an aviation maintenanc e supervisor.
Duties include:
managing simultaneous
maintenance, modification and
repair projects on a variety of aircraft; coordinating with
government and contractor engineering personnel and
inspectors; and cost estimating.

67	Technician	16. Supervisor, Technical Supply.		Must have at least two (2) years experience involved with operations supply and one (1) year experience as a Technical Supply Supervisor.	In addition to the Supply Clerk requirements (see Technician 1. above, Supply Clerk 01400- Supply Technician),

Must have a Federal Aviation Administrati on (FAA) Airframe and/or Power plant Certificate or military equivalent training/exp ertise.
68	Technician	17. Supervisor, Aircraft Sheet Metal.	Must have five (5) years experience in the installation and modification of equipment on aircraft.
Supervises sheet metal repairs to a variety of aircraft,
possesses an in-depth knowledge of sheet metal materials and repair techniques. Coordinates with project engineer
personnel throughout the project, provides technical assistance to project engineers, contractors and factory
representatives. Must be able to calculate labor and resources to generate customer’s project cost estimates. Oversees fabrication, assembly, and installation of equipment, on a
variety of aircraft ranging from single engine airplanes to complex multi-engine turbojets and helicopters. Install equipment on aircraft
and make modifications to the existing airframe to
accommodate installations. Uses tools and equipment
associated with a sheet metal shop. Understand and
interpret technical drawings and blue prints. Familiar with
military technical manuals, technical orders and
modification work orders.

69	Technician	18. Environment al Specialist, Journeyman.	Bachelors Degree	Environmen tal Sciencies, Chemistry or related field.
A minimum
of three (3) years manufacturi ng or repair experience in environmen tal compliance program implementa tion, monitoring and remediation
, and/or hazardous
materials manageme
nt program implementa tion is
required. Knowledge of federal
and state environmen tal
regulations is required.
					Degree may be Computer Science or other Scientific Technical Discipline as related to the task area being supported.	Personnel protection and safety; and Standard Operating Procedures for hazardous materials handling, field methods, and industry standards."
70	Technician	19. Environment al Specialist, Senior	Bachelors Degree	Environmen tal Sciencies, Chemistry or related field.
A minimum of eight (8) years
manufacturi ng or repair experience
in environmen tal compliance
program implementa tion,
monitoring and remediation
, and/or hazardous materials
manageme nt program implementa
tion is required. Knowledge
of federal and state environmen
tal regulations is required.
					Degree may be Computer Science or other Scientific Technical Discipline as related to the task area being supported.	Personnel protection and safety; and Standard Operating Procedures for hazardous materials handling, field methods, and industry standards."

71	Technician	20. Military Operations Specialist.	Bachelors Degree
8 Years of
experience in military command, control and communicat ions. Must have extensive background in requirement s analysis, advanced warfighting concepts and doctrine, and tactics, techniques, and procedures (TTP). Experience in computer systems and their application to tactical programs is required.

Analyzes and provides
recommendations on issues dealing with system and operational architectures. Coordinates with user community representatives throughout all phases of development concerning requirements definition, clarification, prioritization, and alternatives. Applies emerging doctrine and tactics, to system
design and development.
Assesses the impact of programmatic and technical options on stated user requirements and doctrine.

159	Technician	Subject Matter Expert (SME) 1.	High school diploma or GED equivalent.	5 years.
Works under guidelines established by supervisor.
Receives instructions on specific assignment
objectives, features, possible solutions, etc. Work is reviewed for consistency and completeness. Applicable functional areas include systems
engineering, network engineering, acquisition
management, business process reengineering,
specialty engineering (e.g., communications, systems safety, quality assurance, test and evaluation, human factors, reliability and maintainability, systems security etc.), organizational
planning, financial management, acquisition logistics,
configuration and data information systems, and support or program management. Performs routine assignments

associated with the
implementation of standard techniques, procedures and/or criteria as they apply to the technical or administrative discipline relating to the task. Using prescribed methods and information supplied, prepares draft inputs to program documentation as it
relates to any of the support functions. Reviews final draft documents for conformity to requirements and
completeness. Maintains management files.
Tracks preparation and delivery status of data deliverables.
Attends meetings, design reviews, working groups and
briefings. Reports issues and problems. Performs other related duties as assigned.

160	Technician	Subject Matter Expert (SME) 2.	High school diploma or GED equivalent.	5 years.
Works under general
guidelines established by supervisor;
receives overall
instructions on specific assignment
objectives, features, possible solutions, etc.
Assistance is furnished on unusual problems and work is
reviewed for consistency and completeness.
Applicable functional areas include systems engineering, network engineering, acquisition management,
business process reengineering, specialty engineering
(e.g., communications, systems safety, quality assurance, test and evaluation, human factors, reliability and maintainability,
systems security etc.), organizational planning, financial management, acquisition logistics, configuration and data information systems,

and support or
program management. Performs routine assignments on a broad range of tasks associated with the implementation of standard techniques, procedures and/or criteria as they apply to the technical or administrative discipline relating to the task. Using prescribed methods and information supplied, develops draft inputs to program documentation as it
relates to any of the support functions. Reviews final draft documents for conformity to requirements and
completeness. Organizes and maintains
management files. Tracks preparation and delivery status of
required deliverables. Attends meetings, design reviews,
working groups and briefings. Reports issues and problems.
Recommends solutions. May direct the activities other personnel. Performs other related duties as assigned.

161	Technician	Subject Matter Expert (SME) 3.	Bachelors Degree	10 years
Works independently under general guidelines or
objectives. Possesses advanced technical and managerial skills;
fully knowledgeable and experienced in all aspects of a program or functional area. Applicable functional areas include systems engineering, network engineering, acquisition
management, business process reengineering,
specialty engineering (e.g., communications, systems safety, quality assurance, test and evaluation, human factors, reliability and maintainability,

systems security etc.),
organizational planning, financial management, acquisition logistics, configuration and data information systems, and support or program management. Manages a single
systems acquisition program/project or major functional area.
Fully knowledgeable of all aspects of the program or programs under his/her management. Establishes objectives
and requirements. Develops budgets. Develops
program/project standards and schedules. Monitors
outside resources. Has experience or extensive knowledge
with the processes and procedures relative to the
functional area. Coordinates, reviews and supervises work
of assigned staff. Reviews/oversees the preparation of all
related documentation. Conducts program reviews, meetings,
etc. Performs other related duties as assigned.

162	Technician	Subject Matter Expert (SME) 4.	High school diploma or GED equivalent.	20 years.
Works independently
under general guidelines or
objectives. Possesses advanced technical
and managerial skills; fully knowledgeable and experienced in all aspects of a program or functional area. Applicable functional areas include systems engineering, network engineering,
acquisition management, business process
reengineering, specialty engineering (e.g., communications, systems safety, quality assurance, test and evaluation, human factors, reliability and maintainability,
systems security etc.), organizational planning, financial management, acquisition logistics, configuration and data information systems, and support or program management. Manages a single systems acquisition program/project or major functional area. Fully knowledgeable of all aspects of the program or programs under his/her management.
Establishes objectives and requirements. Develops budgets. Develops program/project standards and schedules. Monitors outside resources.
Has experience or extensive knowledge
with the processes and procedures
relative to the functional area. Coordinates, reviews
and supervises work of assigned staff. Reviews/oversees the
preparation of all related documentation. Conducts program
reviews, meetings, etc. Performs other related duties as
assigned.

163	Technician	Project Manager 1.	High school diploma or GED equivalent.	5 years.
Provides project
supervision and management for major program activities. Manages and directs technical project/program personnel to ensure objectives are met with top quality and levels of performance.
Manages large projects involving
multifunctional tasking and substantial complexity. Plans and supervises major system life cycle support tasks/functions
including requirements definition, acquisition, integration, test and evaluation, fielding/installation, and disposition.
164	Technician	Project Manager 2.	Bachelors Degree	10 years.
Provides project
supervision and management for major program activities. Manages and directs technical project/program personnel to ensure objectives are met with top quality and levels of performance.
Manages large projects involving multifunctional tasking
and substantial complexity. Plans and supervises major
system life cycle support tasks/functions
including requirements definition, acquisition, integration, test and evaluation, fielding/installation, and disposition.

165	Technician	Project Manager 3.	High school diploma or GED equivalent.	15 years.
Provides project
supervision and management for major
program activities. Manages and directs
technical project/program personnel to ensure
objectives are met with top quality and levels of performance.
Manages large projects involving multifunctional tasking and substantial complexity. Plans and supervises major system life cycle
support tasks/functions including requirements
definition, acquisition, integration, test and evaluation,
fielding/installation, and disposition.

Logistics.
247	Logistics.	1. ILS Specialist.	Bachelor’s degree	4 years experience in preparing/e diting DOD technical documents, supply, purchasing, provisioning , design, and	7 years logistics experience may be substituted for Bachelor's degree.
Preparing/editing DOD
technical documents, supply, purchasing, provisioning, design, and reliability, availability and maintainability (RAM) analysis of complex mechanical and electronics systems/equipment.

reliability, availability and maintainabil ity (RAM) analysis of complex mechanical and electronics systems/eq uipment.
73	Logistics.	2. Logistician.	Bachelor’s degree
Information Systems, Engineering, Business, or
related scientific or technical discipline or 8
years logistics experience or a certified
Professional
Logistician
(CPL) certificate with four (4)
years additional related
experience.

Performs logistic program activities
from conceptual stage through life cycle of
product. Develops and implements logistics program
activities including ILS, technical documentation, RAM,
provisioning, etc.; resolves logistics problems; and
compiles data on standardization and interchangeability of
parts to expedite logistic activities.

74	Logistics.	3. Logistician, Senior.	Bachelor’s degree
Information Systems, Engineering,
Business, or related scientific or technical
discipline or 8 years logistics experience or a certified
Professional
Logistician
(CPL) certificate with four (4)
years additional related
experience.

Plans, develops and executes logistic program activities
from conceptual stage through life cycle of product. Develops and implements logistics program activities including ILS, technical documentation, RAM, provisioning, etc.; coordinates efforts of subcontractors and field service personnel; resolves
logistics problems; and compiles data on standardization and interchangeability of parts to expedite logistic activities.

75	Logistics.	4. Training Specialist.	Bachelor’s degree	(4) years of training experience in military systems. Four (4) years military service (E6 or higher) may be considered as military training experience.	Eight (8) years of additional experience may be substituted for the BS degree.	Prepares and modifies training materials. Trains personnel through formal classroom courses, workshops and seminars. Develops computer based training materials and courses.

76	Logistics.	5. Training Specialists, Senior.	Bachelors Degree	(7) years of training experience in military systems. Four (7) years military service (E8 or higher) may be considered as military training experience.	Eight (8) years of additional experience may be substituted for the BS degree.
Conducts research to
develop and revise training courses and prepare appropriate training materials. Prepares and modifies training materials. Trains personnel through formal classroom courses, workshops and seminars. Develops computer based training materials and courses.

77	Logistics.	6. Writer, Technical, Journeyman.	Bachelor’s degree	(3) years of experience in writing, editing and managing technical documentat ion and operator/ma intenance manuals for military systems and equipments .		Prepares technical documentation for electronic and mechanical equipment.
78	Logistics.	7. Writer, Technical, Intermediate.	Bachelor’s degree	(5) years of experience in writing, editing and managing technical documentat ion and operator/ma intenance manuals for military systems and equipments .
Knowledge of
applicable military standards,
specifications and test practices is required.
Must be able to conceptualize, format, structure, write, edit and finalize technical manuals, orders, specifications, modification work
orders, and test plans, procedures and results.

79	Logistics.	8. Writer, Technical, Senior	Bachelor’s degree	(8) years of experience in writing, editing and managing technical documentat ion and operator/ma intenance manuals for military systems and equipments .
Knowledge of
applicable military standards, specifications and test practices is required. Must be able to conceptualize, format, structure, write, edit and finalize technical manuals, orders, specifications, modification work orders, and test plans, procedures and results.

Flight. For the following flight labor categories, qualifications and currency must be documented via an approved flight program, as required by DLAI 8210.1, and certified by the applicable Government Flight Representative prior to any flight activity.

80	Flight.	1. Pilot.	Must possess past or current designation as an aircraft commander in the applicable model aircraft. Must be able to meet applicable physical and physiological minimum requirements .
Will serve as
pilot/copilot and
aircraft commander for
Acceptance, Functional, and
Production Check
Flights; Support
Flights; and Instructional Flights; and Engineering Flights. Refer to DCMA INST 8210.1 for crewmember qualification requirements.

81	Flight.	2. Test Pilot
Must be a
graduate of one of the U.S. military test pilot schools. Must possess past or current designation as an aircraft commander in the applicable model aircraft.
Must be able to meet applicable physical and physiological minimum requirements
.

Will serve as
pilot/copilot and
aircraft commander for
Acceptance, Functional, and
Production Check
Flights; Support
Flights; Instructional Flights and Experimental Flights. Refer to DCMA INST
8210.1 for crewmember
qualification requirements.

82	Flight.	3. Senior Pilot.
Must meet
one of the following criteria:(1) Possess an undergradua te or higher degree in an aerospace related engineering or scientific discipline plus one (1) year of applicable engineering test or instructional experience.(
2) Possess an
undergradua te or higher degree in
any other
engineering

Must
possess
2,000 first- pilot time in
comparable aircraft and
1,500 hours
first-pilot or instructor time in the applicable type aircraft. Must possess past or current designation as an
aircraft commander in the
applicable model aircraft and a minimum
of two (2)

Must be able to meet
applicable physical and physiological minimum requirements. Will serve as pilot/copilot and aircraft commander for Acceptance, Functional, Developmental, and Production Check Flights; Support Flights; Instructional Flights and Engineering Flights.

or scientific
discipline plus two (2) years of applicable engineering test or instructional experience.(
3) Possess an
undergradua te or higher degree in
any other non- engineering
or non- scientific discipline
plus three (3) years of applicable
engineering test or instructional
experience.
years RDT&E or (2) years instructional flight experience.
83	Flight.	4. Navigator/Na val Flight Officer (NFO).
Must
possess past or current designation as a Navigator/N FO in the applicable model aircraft.
Must be able to meet applicable physical and physiological minimum requirements
.  Refer to
DCMA INST
8210.1 for crewmember
qualification requirements
.
Navigator/NFO in the applicable model aircraft and perform in accordance with DCMA INST 8210.1 for crewmember qualification requirements.
84	Flight.	5. Test Navigator/NF O.	Must be a graduate of one of the U.S. military test pilot schools or possess an additional one (1) year of RDT&E pilot experience. Must possess past or current designation as a Navigator/N		Navigator/NFO in the applicable model aircraft and perform in accordance with DCMA INST 8210.1 for crewmember qualification requirements.

FO in the applicable model aircraft. Must be able to meet applicable physical and physiological minimum requirements . Refer to DCMA INST 8210.1 for crewmember qualification requirements .
85	Flight.	6. Flight Engineer.
Must
possess past or current designation as a flight engineer and as a Functional Check Flight Engineer in the applicable model
aircraft is required. Must be able
to meet applicable physical and
physiological minimum requirements
.

Will serve as
pilot/copilot and
aircraft commander for
Acceptance, Functional, and
Production Check
Flights; Support
Flights; Instructional Flights; Engineering Flights; and Experimental Flights. Refer to DCMA INST
8210.1 for crewmember
qualification requirements.

86	Flight.	7. Flight Test Engineer.	Bachelors Degree	(6) years of engineering experience, including three (3) years of practical experience in flight test and evaluation.
Use of computer
systems, the ability to use/learn major
database
management systems, the coordination of
test planning requirements, test
conduct, data collection and analysis, and test
results/deficiency reporting. Refer to DCMA INST 8210.1
for crewmember qualification requirements.

87	Flight.	8. Senior Flight Test Engineer.	Bachelors Degree	(10) years of engineering experience, including six (6) years of practical experience in flight test and	Use of computer systems, the ability to use/learn major database management systems, the coordination of test planning requirements, test conduct, data collection and analysis, and test

				evaluation.	results/deficiency reporting. Refer to DCMA INST 8210.1 for crewmember qualification requirements.
Information Technology.
88	Information Technology.	1. Analyst, Data.	High school diploma or GED equivalent.
Must have experience in computer
programmin g and data analysis, including
machine and assembly
language programmin g for mini-
and mainframe computers.
Must be knowledgea ble in
operation of peripheral computer
equipment.
Computer programming and data analysis, including machine and assembly language programming for mini- and mainframe computers. Operation of peripheral computer equipment.
89	Information Technology.	2. Computer Systems Analyst, Journeyman.	High school diploma or GED equivalent.
Must have
experience in design, developme nt, testing and evaluation
of computer based systems. Must possess specific experience in the use of current tools and
techniques applied to the quality
assurance, test and evaluation
of hardware and
software
integration.

Design, development,
testing and evaluation of computer based systems. Experience in the use of current tools and techniques applied to the quality assurance, test and evaluation of hardware and software integration.

90	Information Technology.	3. Computer Systems Analyst, Intermediate.		Must have experience in design, developme nt, testing and evaluation of computer based systems. Must	Design, development, testing and evaluation of computer based systems and analysis and design of business applications on complex, large- scale systems, including experience in data base management possess
specific experience in the analysis and design of business
applications on complex, large-scale systems, including experience in data base manageme nt concepts. Knowledge of state-of- the-art storage and retrieval methods is required, as well as the ability to formulate specificatio ns for computer programme rs to use in coding, testing, debugging of computer software.

concepts. Knowledge
of state-of-the-art storage and retrieval methods is required, as well as the ability to formulate
specifications for
computer
programmers to use in coding, testing,
debugging of computer software. Develop plans for ADP systems from project inception to conclusion. Defines the problem, and
develops system requirements and program
specifications, from which programmers prepare systems
documentation programs, and tests.

91	Information Technology.	4. Computer System Analyst, Senior.	Bachelors Degree
Must have experience in design, developme
nt, testing and evaluation
of computer based systems. .
Must possess specific
experience in the analysis
and design of business applications
on complex, large-scale systems,
including experience in data
base manageme nt concepts. Knowledge
of state-of- the-art storage and

Must have experience in design, development, testing and evaluation of computer based systems. . Must possess specific
experience in the analysis and design of business applications on complex, large- scale systems, including experience
in data base management concepts. Knowledge
of state-of-the-art storage and retrieval methods is required as well as the ability to formulate
specifications for
computer
programmers to use in coding, testing, and
debugging of computer programs.

retrieval methods is required as well as the ability to formulate specificatio ns for computer programme rs to use in coding, testing, and debugging of computer programs.
92	Information Technology.	5. Database Specialist/Ad ministrator.	Bachelors Degree
Must have experience in current
DBMS technologie s,
application design utilizing
various DBMS, and experience
with DBMS internals. Acts as a
project leader in the design
and installation of database
applications
.

Ensures appropriate linkages to existing databases and data
processing systems. Ensures adequate security and recovery
procedures are included in all data base designs. Directs
the training of user groups in the protocols involved in
updating and accessing the database. Monitors
database transactions to ensure correct usage of the
database. Provides technical expertise on the database system to user and data processing personnel.

93	Information Technology.	6. Database Architect.	Bachelors Degree	Must have experience in DBMS design and system analysis, current operating systems, software internals and data manipulatio n techniques and languages.
Directs the design of
databases to store, secure, select, and retrieve information in a logical, orderly manner. Ensures that designed systems provide sufficient controlled avenues for access to and update of the database. Ensures the currency, accuracy, and integrity of the data. Oversees
the design and maintenance of the
data dictionary and retrieves transactions to ensure correct implementation and usage of the database.

94	Information Technology.	7. Program Designer.	Bachelor's Degree is required.	Must have experience in design, developme nt and utilization of computer- based	Experience in tools, techniques and methodologies used in the development and test of computer- based systems.

systems. Knowledge and experience with assembly and high- level languages.
95	Information Technology.	8. Web Application Developer.	Bachelor's Degree is required.
Must have experience in
programmin g and
server software
operations, develops custom
programs written in languages
such as C++, C, Java,
JavaScript, PERL, Active X,
CGI, to name a few,
designed to implement the EID and
other functionality to improve
overall site functionality
.

Creates Web front- end user interfaces to new or existing
databases and applications using a combination of HTML, SQL, C, Visual Basic,
Oracle or other languages to make applications and
information accessible. Utilizes knowledge of
operating systems such as UNIX, Windows NT, TCP/IP,
focusing primarily on files within the server root, and performs the ongoing day-to-day operation of the server software, including maintaining system security, modifying configuration settings and backing up the system.

96	Information Technology.	9. Telecommun ications Specialist.		Must possess experience in communicat ions software, hardware or networks.
Analyzes network characteristics (traffic, connect time,
transmission speeds, packet sizes, and throughput, etc.) and recommends procurement, removals, and
modifications to network components. Designs and optimizes
network topologies and site configurations. Plans
installations, transitions, and cutovers of network
components and

97	Information Technology.	10. Telecommun ications Specialist, Senior.	Bachelors Degree	Must possess experience in communicat ions software, hardware or networks. Specific	Evaluates communication hardware and software, troubleshoots LAN/MAN/WAN and network related problems. Provides technical expertise for performance and experience
required includes protocol analysis, knowledge of OSI protocol (TCP/IP, X.25.X 400, and X.500). Experience with ATM, frame, relay h bridges, routers, gateways, FDDI, and UNIX operating systems is required. CNE or ECNE experience is desired, as well as supervising the operation and maintenanc e of communicat ion network
systems, mainframe, mini or
client/server based.
configuration of networks. Schedules conversions and cutovers. Oversees network control center. Supervises maintenance of systems.
98	Information Technology.	11. Computer Scientist, Journeyman.	High school diploma or GED equivalent.
Must have
experience in software engineering and programmin g for large computers, minicomput er and microproce ssor based applications
. Must have background in requirement s analysis, design, and coding methodolog ies; data base design approaches
;
documentat ion standards;

Develops detailed flow
charts and associated documentation from general program statements. Analyzes computer programs and identifies refinements to reduce operating time or otherwise improve performance.

configuratio n manageme nt; DOD software policy; and DOD test and evaluation requirement s.
99	Information Technology.	12. Computer Scientist, Intermediate.
Must have
experience in software engineering and programmin g for large computers, minicomput er and microproce ssor based applications
. Must have
background in
requirement s analysis, design, and
coding methodolog ies; data
base design approaches
;
documentat ion standards; configuratio n manageme nt; DOD software policy; and DOD test and evaluation requirement s.

Performs analyses of
system requirements and develops operational software subsystems. Experience in real- time operating systems, distributed systems, timing and sizing analysis, performance analysis, data base design and management, and resource utilization assessment is essential.

100	Information Technology.	13. Computer Scientist, Senior.	Bachelor’s degree	Must have advanced experience in software engineering and programmin g for large computers, minicomput er and microproce ssor based applications . Must have expertise in requirement
Performs analyses of
system requirements and develops operational software subsystems. Experience in real- time operating systems, distributed systems, timing and sizing analysis, performance analysis, data base design and management, and resource utilization assessment is essential.
Background in machine and

				s analysis, design, and coding methodolog ies; data base design approaches ; documentat ion standards; configuratio n manageme nt; DOD software policy; and DOD test and evaluation requirement s.	assembly languages is essential.
101	Information Technology.	14. Software System Architect, Journeyman.	High school diploma or GED equivalent.
Provides technical direction to design and development teams, and monitors progress and productivity through the use of
metrics. Must be capable of providing detailed technical
support for software development
programs with minimal
management supervision. Must have knowledge of modern software development processes, to include object-oriented development and use of tools, and how to apply them to software application program development. Must be capable of translating operational
requirements into detailed
software/system requirements. Must be capable of
integrating COTS products into software/system
architectures. Must be able to rapidly digest new tools and
technologies and integrate them into existing products and
processes. Must have knowledge of distributed systems, and issues regarding database replication and distribution for distributed systems.

Additionally, must
have a general understanding of communications protocols, and be able to quickly understand the Common Operating
Environment and
Army Technical
Architecture guidelines.  Must have demonstrated ability to provide software support on a large software development effort with minimal management supervision. Must have knowledge of modern software
development processes and tools,
and track record of applying them to programs.

102	Information Technology.	15. Software System Architect, Senior.
Provides technical
direction to design and development teams,
and monitors progress and productivity
through the use of metrics. Must be capable of providing
detailed technical support for software development
programs with minimal management supervision. Must have detailed knowledge of modern software development processes, to include object-oriented development and use of tools, and how to
apply them to software application program development. Must be capable of translating operational requirements into
detailed software/system requirements. Must
be capable of integrating COTS products into
software/system architectures. Must be able to rapidly
digest new tools and technologies and integrate them into existing products and processes. Must have detailed knowledge of distributed systems,

and issues regarding
database replication and distribution for distributed systems. Additionally, must have a comprehensive understanding of
communications protocols, and be able to quickly understand
the Common Operating Environment and Army Technical
Architecture guidelines.  Must have demonstrated ability to
provide software support on a large software development
effort with minimal management supervision. Must
have advanced knowledge of modern software development
processes and tools, and track record of applying them to
programs.

103	Information Technology.	16. Functional Analyst, Journeyman.		Must have experience including developing functional requirement s for complex integrated systems.
Analyzes user needs
to determine functional and cross- functional requirements. Performs functional allocation to identify required tasks and their interrelationships. Identifies resources required for each task.

104	Information Technology.	17. Functional Analyst, Senior.	Bachelors Degree
Must have
experience including
developing functional
requirement s for complex
integrated systems. Must
possess superior functional
knowledge of task order-
specific requirement s and have
experience in developing
functional requirement s for complex
integrated

Must have experience including developing
functional requirements for complex integrated
systems. Must possess superior functional knowledge
of task order-specific requirements and have experience in
developing functional requirements for complex integrated
systems. Analyzes user needs to determine functional
and cross-functional requirements. Performs functional
allocation to identify required tasks and
their interrelationships.
Identifies resources required for each task. Provides daily supervision and direction to support

				systems.	staff.
Engineering. For the following engineering categories, a Masters Degree in Engineering or Science may be substituted for two years of experience.
105	Engineering.	1. Engineer, Aerospace, Journeyman.	Bachelor’s degree		Must have the technical background and skills to perform in all phases of hardware design, development, and documentation.
106	Engineering.	2. Engineer, Aerospace, Intermediate.	Bachelor’s degree	Four years of progressivel y more complex experience in the design, developme nt, and integration of aircraft engineering projects.	Perform progressively more complex experience in the design, development, and integration of aircraft engineering projects.
107	Engineering.	3. Engineer, Aerospace, Senior.	Bachelor’s degree	Ten years of progressivel y more complex experience in the design, developme nt, and integration of aircraft engineering projects.	Perform progressively more complex experience in the design, development, and integration of aircraft engineering projects.
108	Engineering.	4.Engineer, Computer Systems.	Bachelor’s degree
Must be thoroughly
familiar with UNIX operating systems and be capable of performing system administration and network administration functions to include managing of software and hardware maintenance, utilizing contractor services as applicable, backup procedures, problem troubleshooting, user support, system security and other normal administration requirements. Background in CAD and graphics applications and peripheral computer hardware is desired.

109	Engineering.	5. Engineer, Electrical/Ele ctronics, Journeyman.	Bachelor’s degree	Engineering	Must have the technical background and skills to perform in all phases of hardware design, developme nt, and documentat ion.	Perform in all phases of hardware design, development, and documentation.
110	Engineering.	6. Engineer, Electrical/Ele ctronics, Intermediate.	Bachelor’s degree	Engineering	4 years of progressivel y more complex experience in the design, developme nt, integration and analysis of hardware projects.	Perform progressively more complex experience in the design, development, integration and analysis of hardware projects.
111	Engineering.	7. Engineer, Electrical/Ele ctronics, Senior.	Bachelor’s degree	Engineering	Ten years of progressivel y more complex experience in the design, developme nt, integration and analysis of hardware projects.	Perform progressively more complex experience in the design, development, integration and analysis of hardware projects.
112	Engineering.	8. Engineer, Environment al.	Bachelor’s degree	Environmen tal Sciences Chemistry or related fields.
A minimum of five years manufacturi
ng or repair experience in
environmen tal compliance
program implementa tion,
monitoring and remediation
, and/or hazardous materials
manageme nt program implementa
tion is required. Knowledge of federal
and state environmen

Manufacturing or repair experience in environmental
compliance program implementation, monitoring and
remediation, and/or hazardous materials management program
implementation is required. Support includes providing
knowledge of federal and state environmental
regulations, personnel protection and safety; and Standard
Operating Procedures for hazardous materials handling,
field methods, industry standards.

tal regulations is required. Must have experience in personnel protection and safety; and Standard Operating Procedures for hazardous materials handling, field methods, industry standards.
113	Engineering.	9. Engineer, General, Journeyman.	Bachelor’s degree	Engineering
Must have
the technical background and skills to perform in all phases of hardware design, developme nt, and documentat ion. Performs fundamenta l engineering duties and assists senior engineers
in formulating
preliminary designs, performing
tests, taking measureme nts and
performing system analyses or
simulations.

Applies standard
practices and techniques in specific engineering assignments. Constructs laboratory breadboards and/or prepares preliminary sketches, writes computer programs or performs analyses/simulations. Assists in preparation of data and documentation. Instructs, as required, engineering technicians.

114	Engineering.	10. Engineer, General, Intermediate.	Bachelor’s degree	Engineering	(4) years of progressivel y more complex experience in hardware design, developme nt, and documentat ion.
Capable of system
conceptualization, system level requirements definition and system test and evaluation. Must be familiar with probability, reliability, statistical analysis methods, sampling and test and evaluation techniques, data collection and applicable regulations and standards.

115	Engineering.	11. Engineer, General, Senior.	Bachelor’s degree	Engineering	(10) years of progressivel y more complex experience in hardware design, developme nt, and documentat ion.
Capable of system
conceptualization, system level requirements definition and system test and evaluation. Must be familiar with probability, reliability, statistical analysis methods, sampling and test and evaluation techniques, data collection and applicable regulations and standards.

116	Engineering.	12. Engineer, Ground Vehicle.	Bachelor’s degree	Engineering	Three years of experience in integration of equipment/ systems into various tactical ground platforms.
Perform analytical
structural analyses and analyze results of shock and vibration tests in the design of various mechanical installation kit components and systems, and incorporating results of TEMPEST and EMI/EMC tests in designs.

117	Engineering.	13. Engineer, Human Factors.	Bachelor’s degree	Engineering , Psychology or Industrial Psychology
A minimum
of five years experience
in Human
Factors
Engineering research with respect to the developme nt and deployment of systems is required. Must have
a working knowledge of military
standards and specificatio
ns covering Human Engineering
Guidelines and Design Criteria for
Military
Systems.

Parameters of human cognition including
serial and parallel processing, visual perception,
attentionallocation, reaction-time tasks and speed accuracy
tradeoffs. Conducts basic and applied research in the area of man/machine interaction throughout the acquisition and development cycle of military systems. Performs data collection, study and
statistical analysis on these systems from an operator/equipment interface standpoint.

118	Engineering.	14. Engineer, Industrial, Journeyman.	Bachelor’s degree	Engineering	Must have the technical background and skills to perform in all phases of process design, developme nt, and documentat	Perform in all phases of process design, development, and documentation.

ion.
119	Engineering.	15. Engineer, Industrial, Intermediate.	Bachelor’s degree	Engineering	4 years of progressivel y more complex experience in the developme nt, integration, and improveme nt of hardware/in formation systems interfaces through process modeling and analysis.	Development, integration, and improvement of hardware/information systems interfaces through process modeling and analysis.
120	Engineering.	16. Engineer, Industrial, Senior.	Bachelor’s degree	Engineering	10 Years of progressivel y more complex experience in the developme nt, integration, and improveme nt of hardware/in formation systems interfaces through process modeling and analysis.	Development, integration, and improvement of hardware/information systems interfaces through process modeling and analysis.
121	Engineering.	17. Engineer, Manufacturin g, Journeyman.	Bachelor’s degree	Engineering
Provide requisite skills to perform in a concurrent
engineering and/or manufacturing environment including
basic manufacturing planning, understanding of
military specifications and certifications, raw material selection, engineering change process, design modification, use of
CAD/CAM systems and manufacturing process development.

122	Engineering.	18. Engineer, Manufacturin g, Intermediate.	Bachelor’s degree	Engineering	4 Years of progressive experience in a concurrent engineering	Basic manufacturing planning, understanding of military specifications and certifications, raw material selection, and/or
manufacturi ng environmen t. Experience should include basic manufacturi ng planning, understandi ng of
military specificatio ns and
certification s, raw material
selection, engineering change
process, design modification
, use of CAD/CAM systems
and manufacturi ng process
developme nt.
engineering change process, design modification, use of CAD/CAM systems and manufacturing process development.
123	Engineering.	19. Engineer, Manufacturin g, Senior	Bachelor’s degree	Engineering	10 years
Progressive work in a concurrent engineering and/or
manufacturing environment. Basic manufacturing planning,
understanding of military specifications and certifications, raw material selection, engineering change process, design
modification, use of CAD/CAM systems and manufacturing
process development.

124	Engineering.	20. Engineer, Materials, Journeyman.	Bachelor’s degree	Engineering		Shall have the requisite skills to design, develop, integrate, analyze and test composite materials.
125	Engineering.	21. Engineer, Materials, Intermediate.	Bachelor’s degree	Engineering	4 years	Work includues progressively more complex assignments in the design, development, integration, analysis, and non-destructive testing of composite materials.
126	Engineering.	22. Engineer, Materials, Senior.	Bachelor’s degree	Engineering	10 Years	Work includes progressively more complex assignments

in the design,
development, integration, analysis, and non-destructive testing of composite materials. Expertise regarding composites and polymer materials (graphite-graphite, Kevlar, tungsten- boron, fiberglass- aluminum honeycomb, plastics, elastomers, resins, etc.) is required.

127	Engineering.	23. Engineer, Mechanical, Journeyman.	Bachelor’s degree	Engineering		Perform in all phases of hardware design, development, and documentation.
128	Engineering.	24. Engineer, Mechanical, Intermediate.	Bachelor’s degree	Engineering	4 Years	Perform progressively more complex assignments in all phases of hardware design, development, and documentation.
129	Engineering.	25. Engineer, Mechanical, Senior.	Bachelor’s degree	Engineering	10 years	Perform progressively more complex assignments in all phases of hardware design, development, and documentation.
130	Engineering.	26. Engineer, Quality/RAM, Journeyman.	Bachelor’s degree	Engineering
Perform in probability, reliability, maintainability,
statistical analysis methods, sampling and test and
evaluation techniques, data collection and familiarity with applicable regulations and standards. Specific experience must have been in the
areas of development and operational testing at both
component and system level; preparation, review
and analysis of failure reports, verification of corrective actions;
requirement validation and their translation and trace to technical requirements and test specifications; and preparation and
review of detailed test plans/procedures/repo rts.

131	Engineering.	27. Engineer, Quality/RAM, Intermediate.	Bachelor’s degree	Engineering	4 Years
Perform progressively
complex experience in probability, reliability, maintainability, statistical analysis methods, sampling and test and
evaluation techniques, data collection and familiarity with applicable regulations and standards.
Specific experience must have been in the
areas of development and operational testing at both
component and system level; preparation, review
and analysis of failure reports, verification of corrective actions;
requirement validation and their translation and trace to technical requirements and test specifications; and preparation and
review of detailed test plans/procedures/repo rts.

132	Engineering.	28. Engineer, Quality/RAM, Senior.	Bachelor’s degree	Engineering	10 years
Perform progressively
complex experience in probability, reliability,
maintainability, statistical analysis
methods, sampling and test and
evaluation techniques, data collection and
familiarity with applicable regulations and standards.
Specific experience must have been in the areas of development and operational testing at both component and
system level; preparation, review and analysis of failure
reports, verification of corrective actions; requirement validation and their translation and trace to technical requirements and test specifications; and preparation and review of detailed test
plans/procedures/repo rts.

133	Engineering.	29. Engineer, Software, Journeyman.	Bachelor’s degree	Engineering		Perform in all phases of software design, development, documentation, and implementation.

134	Engineering.	30. Engineer, Software, Intermediate.	Bachelor’s degree	Engineering
4 years of
progressivel y complex experience in computer simulation, client-
server architecture s, advanced networking techniques and protocols, data bases (flat-file, relational, and object- oriented), high-order programmin g languages, and
operating systems
(e.g., UNIX/ULTR IX, HP-UX,
SUN-OS, VAX/VMS, Harris
VOS). In addition must have
two (2) years experience
in design and developme nt of
advanced networking techniques
and protocols, data base
manageme nt systems, and
programmin g in high order
languages (e.g., C, C++, ADA,
FORTRAN)
.

Computer simulation,
client-server architectures, advanced networking techniques and protocols, data bases (flat-file, relational, and object-oriented), high-order programming languages, and operating systems (e.g., UNIX/ULTRIX, HP-UX, SUN-OS, VAX/VMS, Harris VOS). In addition design and development of advanced networking techniques and protocols, data base management systems, and programming in
high order languages (e.g., C, C++, ADA, FORTRAN).

135	Engineering.	31. Engineer, Software, Senior.	Bachelor’s degree	Engineering	Shall have ten years of progressivel y complex experience in computer simulation, client- server architecture	Provide progressively complex experience in computer simulation, client-server architectures, advanced networking techniques and protocols, data bases, high-order programming

s, advanced
networking techniques and protocols, data bases, high-order programmin g languages, and
operating systems (e.g.,
UNIX/ULTR IX, HP-UX, SUN-OS,
VAX/VMS, Harris VOS). In
addition must have four (4)
years experience in design
and developme nt of
advanced networking techniques
and protocols, data base
manageme nt systems, and
programmin g in high order languages.

languages, and
operating systems (e.g., UNIX/ULTRIX, HP-UX, SUN-OS, VAX/VMS, Harris VOS). In addition esign and development of advanced networking techniques and protocols, data base management systems, and programming in high order languages.

136	Engineering.	32. Engineer, Structural.	Bachelor’s degree	Mechanical, Aeronautical , or Civil Engineering or Engineering / Appliced Mechanics	4 Years	Linear and nonlinear finite element analysis; computer models regarding structures; design and testing of masts and/or tower structures.
137	Engineering.	33. Engineer, Systems, Journeyman.	Bachelor’s degree	Engineering or Computer Science		Perform in the design, integration, and analysis of military electronics, computer networking, super- minicomputers, microcomputers, and digital and graphic display systems.
138	Engineering.	34. Engineer, Systems, Intermediate.	Bachelor’s degree	Engineering or Computer Science	4 Years	Perform progressively complex experience in the design, integration, and analysis of military electronics, computer networking, super- minicomputers, microcomputers, and digital and graphic display systems.
139	Engineering.	35. Engineer, Systems, Senior.	Bachelor’s degree	Engineering or Computer Science	10 years
Perform progressively
complex experience in the design,
integration, and analysis of military
electronics, computer networking, super- minicomputers,
microcomputers, and digital and graphic display systems.

140	Engineering.	36. Engineer, Test, Journeyman.	Bachelor’s degree	Engineering			Perform testing of complex mechanical, electromechanical and electrical/electronic systems.
141	Engineering.	37. Engineer, Test, Intermediate.	Bachelor’s degree	Engineering	4 Years		Perform progressively complex experience in testing of complex mechanical, electromechanical and electrical/electronic systems.
142	Engineering.	38. Engineer, Test, Senior.	Bachelor’s degree	Engineering	Shall have ten (10) years of progressivel y complex experience in testing of complex mechanical, electromec hanical and electrical/el ectronic systems.		Perform progressively complex experience in testing of complex mechanical, electromechanical and electrical/electronic systems.
143	Engineering.	39. Engineer, Test, Environment al.	Bachelor’s degree	Engineering	10 Years	Four (4) years of additional experience may be substituted for the BA degree.
Environmental testing
and environmental test documentation preparation/tailoring. Operation, application, characteristics, and requirements of environmental (both climatic and dynamic) test machines used for testing of military equipment and systems, types (digital and analog) of measurement, recording, analysis, and control instrumentation required and used during environmental testing and obtaining of field data. MIL- STD-810 and the
tailoring concept of environmental testing as it pertains to military systems.

144	Engineering.	40. Engineer, Test, Non- Destructive II.	Associates Degree	Engineering , Materials Science, Physics or related scientific discipline.	4 years	Four (4) years of additional experience may be substituted for the AA degree.
Shall have four years
experience in NDI methods including florescent penetrant, magnetic particle, ultrasonic, eddy current, x-ray and computer topography methods and disciplines. . Four (4) years related military service can be substituted for degree. Must have certification by the American Society of Nondestructive
Testing (ASNT) at Level II or Military equivalent ASNT certification. In addition, knowledge of fractures mechanics, probability of detection and confidence levels of inspections

166	Engineering.	40. Engineer, Test, Non- Destructive III.	Bachelor's Degree	Engineering , Materials Science, Physics or related scientific discipline.
Shall have
four years experience
in NDI
methods including
florescent penetrant,
magnetic particle, ultrasonic,
eddy current, x- ray and computer
topography methods and
disciplines. Must have Certification
by the American Society of
Nondestruct ive Testing (ASNT) at
Level III or Military equivalent
ASNT
certification.
Six (6) years related military service can be substituted for degree.
NDI methods including florescent penetrant,
magnetic particle, ultrasonic, eddy current, x-ray and
computer topography methods and disciplines, fractures
mechanics, probability of detection and confidence levels of inspections is required.

145	Engineering.	41. Engineer, Test, TEMPEST.	Bachelor's Degree	Engineering .	Shall have four years experience in EMF, EMC and TEMPEST design, analysis and testing, of which two (2)		EMF, EMC and TEMPEST design, analysis and testing, in support of military programs. Must have detailed working knowledge of MIL- STD-461 and 462, MIL-E-6051, NACSEM 5100 and 5112.

years shall be in support of military programs. Must have detailed working knowledge of MIL- STD-461 and 462, MIL-E- 6051, NACSEM 5100 and 5112.
146	Engineering.	42. Engineer, Video.	Bachelor's Degree	Engineering .	Shall have ten years experience in the design, modification and maintenanc e of laboratory and airborne video display and video multiplexing systems.	Four (4) years of additional experience may be substituted for the BA degree.
Design, modification
and maintenance of laboratory and
airborne video display and video multiplexing
systems. Design and operation of helicopter “glass-cockpit”
systems and digital symbol generators required to drive the
displays; design of video circuits, sync strippers, sync
separators. sync detectors, video signal amplifiers, and
multiplexer circuits.

147	Engineering.	43. Engineer, INFOSEC, Journeyman.	Bachelor's Degree	Engineering ; computer science, or related field	3 years	Four (4) years of additional experience may be substituted for the BA degree.
A minimum of three
years experience, of which at least two (2) must be specialized experience including system security analysis and implementation; design assurance or testing for INFOSEC products and systems;
integration or testing for INFOSEC products and systems is required. An MS degree or PhD in a related field may be substituted for one (1) year of experience. Experience in heterogeneous computer networking technology and work in protocol and/or interface standards specification is preferred. Analyzes and resolves INFOSEC technical problems. Configures testbeds and conducts testing, records and analyzes results, and provides

recommendations for
improvements for the products/systems under test. Areas of focus include Guard, Firewall, Secure Network Server, PCMCIA format security solutions, "Smart Cards", and emerging technologies and future trends. Supports the integration of
INFOSEC solutions and technologies into networks with particular attention to protocols, interfaces, and system design. General experience includes system engineering; electrical design, software engineering; program design and implementation; configuration management; or maintenance.

148	Engineering.	44. Engineer, INFOSEC, Intermediate.	Bachelor's Degree
Degree may
be Electrical, Electronic or Computer Engineering
; Computer
Science, or related field. Experience in heterogene ous computer networking technology and work in protocol and/or interface standards specification is preferred.

5 Years A
minimum of five years experience, of which at least three (3) must be specialized experience including system security analysis and implementa
tion; design assurance
or testing for INFOSEC
products and systems;
integration or testing for
INFOSEC products and
systems is required.
A MS degree in a related field may be substituted for one (1) year of experience. A PhD in a related field may be substituted for an additional two (2) years of experience.
Analyzes and
resolves INFOSEC technical problems. Configures testbeds and conducts testing, records and analyzes results, and provides recommendations for improvements for the products/systems under test. Areas of focus include Guard, Firewall, Secure Network Server, PCMCIA format security solutions, "Smart Cards", and emerging technologies and future trends. Supports the integration of
INFOSEC solutions and technologies into
networks with particular attention to protocols, interfaces, and system design. Includes system engineering; electrical
design, software engineering; program design and
implementation; configuration management; or maintenance. wide.

149	Engineering.	45. Engineer, INFOSEC, Senior.	Bachelor's Degree
Degree in
Electrical, Electronic or Computer Engineering
; Computer
Science or related field.
Experience in
heterogene ous computer networking
technology and work in protocol
and/or interface standards
specification is preferred.

8 yearsA
minimum of eight years experience, of which at least five
(5) must be specialized
experience including
system security analysis and
implementa tion; design assurance
or testing for INFOSEC
products and systems;
integration or testing for
INFOSEC products and
systems is required.
A MS degree in a related field may be substituted for one (1) year of experience. A PhD in a related field may be substituted for an additional two (2) years of experience.
Analyzes and
resolves INFOSEC technical problems. Configures testbeds and conducts testing, records and analyzes results, and provides recommendations for improvements for the products/systems under test. Areas of focus include Guard, Firewall, Secure Network Server, PCMCIA format security solutions, "Smart Cards", and emerging technologies and future trends. Supports the integration of
INFOSEC solutions and technologies into
networks with particular attention to protocols, interfaces, and system design. General experience includes system
engineering; electrical design, software engineering; program design and implementation; configuration
management; or maintenance.

Intelligence and Security. For the following categories Security Clearance requirements shall be determined by DD Form 254 against the specific task requirements.
167	Intelligence and Security.	1. Intelligence Aide.	High school diploma or GED equivalent.	0 Years
Individuals provide
wide ranging assistance to other
intelligence analysts under their direction to
free them for other, more critical activities. There is no minimum experience requirement at this level.

168	Intelligence and Security.	2. Junior Intelligence Analyst.	Bachelor's Degree	3 Years
Individuals are
experienced in performing collection,
production and dissemination of
intelligence data. They apply a basic knowledge of a
professional discipline, the principles and techniques of
inductive and deductive reasoning, and a subject-matter knowledge of either a geographical area or a functional area to the

production of finished
intelligence reports and/or they apply a the knowledge of a
professional discipline such as international relations, current history, military science or political science and a
knowledge of the operations and resources of the organizations which make up the intelligence community to a
subject-matter specialty in the field of intelligence
operations. A minimum of three years of relevant
experience.

169	Intelligence and Security.	3. Intelligence Analyst.	Bachelor's Degree	7 years	Twelve years of relevant experience if individual does not possess a Bachelor’s degree.
Individuals are
experienced in performing collection, production and dissemination of intelligence data. They apply a basic knowledge of a professional discipline, the principles and techniques of inductive and deductive reasoning,
and a subject-matter knowledge of either a geographical area or a functional area to the production of finished intelligence reports and/or they apply a the knowledge of a professional discipline such as international relations, current history, military science or political
science and a knowledge of the operations and
resources of the organizations which make up the
intelligence community to a subject-matter
specialty in the field of intelligence
operations.

170	Intelligence and Security.	4. Sr. Intelligence Analyst.	Bachelor's Degree	12 Years	Twelve years of relevant experience if individual does not possess a Bachelor’s degree.
Individuals are
experienced in performing collection, production and dissemination of intelligence data. They apply a basic knowledge of a professional discipline, the principles and techniques of inductive and deductive reasoning, and a subject-matter
knowledge of either a geographical area or a functional area to the production of finished intelligence reports and/or they apply a the knowledge of a professional discipline such as international relations, current history, military science or political
science and a knowledge of the operations and
resources of the organizations which make up the
intelligence community to a subject-matter
specialty in the field of intelligence
operations.

171	Intelligence and Security.	5. Subject Matter Expert.	Must have a Ph.D.	10 years of relevant experience.
Individuals are
academically experienced in
cultural, religious, political, geo-political, military/natural/physic al/social/behavioral sciences or other
post-graduate subject
areas. Must be able to conduct post-graduate level research and analysis. Efforts result in documentations, recommendations, briefings and finished reports to assist in the resolution of difficult and complex problems. These individuals are widely
known and highly regarded within their respective academic
and/or professional communities. They are considered and
recognized as genuine
experts in their fields

172	Intelligence and Security.	6. Personnel Security Specialist.	Bachelor's Degree	3 years.	Five (5) years related experience is required if individual does not possess a Bachelor’s degree.
Individuals are
responsible for ensuring compliance with DoD 5200.1-R and DCID 6/4
Personnel Security
Standards Governing
Eligibility for access to SCI and assist in the preparation, submittal and archiving personnel security clearances. Must have a Bachelor’s degree and three
years of experience.

173	Intelligence and Security.	7. Physical Security Specialist.	Bachelor's Degree	3 years.	Seven (7) years experience is required if individual does not possess a Bachelor’s degree
Individuals are responsible for ensuring compliance
with the Director of Central Intelligence Directive (DCID) 6/9
Physical Security Standards for SCI Facilities, DoD
5200.1-R, and TEMPEST requirements. Must
have a Bachelor’s degree and three years of experience.

174	Intelligence and Security.	8. Information Security Specialist.	Bachelor's Degree	3 years.	Five (5) years related experience is required if individual does not possess a Bachelor’s degree.	Individuals are responsible for ensuring compliance and performing inspections related to the Intelligence Oversight Regulations and Directives.
175	Intelligence and Security.	9. SCIF Monitors.	High school diploma or GED equivalent.	0 years.
Individuals are responsible for observing the
activities of un-cleared personnel in Specialized
Compartmented Information Facilities (SCIFs) and reporting
any unusual or suspicious behavior to the government
Special Security Office. They will comply with all
applicable government security regulations and escort policies.
There is no minimum experience requirement at this
level.

176	Intelligence and Security.	10. Foreign Language Intelligence Analyst Level I.	Bachelor's Degree			Individuals have experience in the intelligence process and they conduct interpretations of target language to English and English to the target language using phraseology
selected to preserve the original intent, meaning and emphasis. Target language to be identified by the government. Demonstrate proficiency in the target language by achieving a minimum level 3 proficiency in both the listening and either the reading or speaking portions of the Defense Language Proficiency Test (DLPT).

177	Intelligence and Security.	11. Foreign Language Intelligence Analyst Level II.	Bachelor's Degree
Individuals have experience in the intelligence process
and they conduct interpretations of target language to
English and English to the target language using phraseology selected to preserve the original intent, meaning and
emphasis. Target language to be identified by the client.
Demonstrate proficiency in the target language by
achieving a minimum level 4 (or higher) proficiency in both the listening and either the reading or speaking portions of the Defense Language
Proficiency Test
(DLPT)

178	Intelligence and Security.	12. Information Assurance Specialist.	Bachelor's Degree	4 years.	Seven years of relevant experience is required if candidate does not possess a Bachelor’s degree.
Individuals apply the disciplines of Computer Security
necessary to perform Information System Security Audits;
Information System Security Assessments; Risk
Management Plans; Security architectures; Information system security policies and procedures guides; Information system
accreditations and certifications; Command and Control
Protect plans and policies; Continuity of Operations Plans (COOP); and,
Installation and

maintenance of information system security products and services.
179	Intelligence and Security.	13. Intelligence Training Specialist.	Bachelor's Degree	5 years.	Ten years of relevant experience is required if candidate does not possess a Bachelor’s degree.
The training specialist must have intelligence experience and the ability to provide training to intelligence analysts that will improve their ability to collect, produce or disseminate
intelligence data. Training specialists determine training
requirements for specific job functions, and develop training programs and training materials necessary for effecting the actual training. They conduct research necessary to develop
and revise training courses, curriculum and training programs.
They develop all course material, such as course manuals, training aids, student texts and handouts. Their skills include providing classroom and on-the-job instruction and computer based/aided
training. These individuals have advanced specialized
training in areas specific to their professional
experience.

180	Intelligence and Security.	14. Sr. Intelligence Training Specialist.	Bachelor's Degree	10 years.	Fifteen years of relevant experience is required if individual does not possess a Bachelor’s degree.
The training specialist
must have intelligence experience and the ability to provide training to intelligence analysts that will improve their ability to collect, produce or disseminate intelligence data. Training specialists determine training requirements for specific job functions, and develop training programs and training materials necessary for effecting the actual training. They
conduct research
necessary to develop

and revise training
courses, curriculum and training programs. They develop all course material, such as course manuals, training aids, student texts and handouts. Their skills include providing classroom and on-the-job instruction and computer based/aided training. These individuals have advanced specialized training in areas specific to their professional experience.

181	Intelligence and Security.	15. Technical Writer/Editor.	Bachelor's Degree	3 years.	Seven years of relevant experience is required if candidate does not possess a Bachelor’s degree.
These professionals
provide overall documentation
support to both management and
technical staffs within the Intelligence Community. This
includes document preparation by applying the highest
levels of industry and client standards, establishing proper formats in accordance with client requirements,
reviewing and correcting draft materials as appropriate,
supporting decisions as to appropriate text and graphic software to use for given jobs, etc. They may also create, implement, and track production of designed documents. As a
minimum, they will be adept at using computer based word
processing and office applications programs.

182	Intelligence and Security.	16. Sr. Technical Writer/Editor.	Bachelor's Degree	10 years.
These professionals provide overall documentation
support to both management and technical staffs within
the Intelligence Community. This includes document
preparation by applying the highest levels of industry and client standards, establishing proper

formats in accordance
with client requirements, reviewing and correcting draft materials as appropriate, supporting decisions as to appropriate text and graphic software to use for given jobs, etc. They may also create, implement, and track production of designed documents. As a minimum, they will be adept at using computer based word processing and office applications programs.

183	Intelligence and Security.	17. Project Representati ve.	Bachelor's Degree	5 years.	Ten years of relevant experience is required if individual does not possess a Bachelor’s degree.
These professionals
provide recommendations and comments regarding intelligence related systems and infrastructure necessary to improve the collection, processing, analysis, and dissemination of intelligence data and/or operations.

184	Intelligence and Security.	18. Sr. Project Representati ve.	Bachelor's Degree	10 years.	Fifteen years of relevant experience is required if candidate does not possess a Bachelor’s degree.
These professionals
provide recommendations and
comments regarding intelligence related systems and
infrastructure necessary to improve the collection,
processing, analysis, and dissemination of intelligence data and/or operations.

185	Intelligence and Security.	19. Security Specialist.	High school diploma or GED equivalent and Must successfully complete necessary governmenta l/corporate security training.
Perform/ serve as the
Security Manager/Asst Security Manager for the organization’s Information and Personnel Security program. Responsible for coordinating visitor security and control, operations security (OPSEC), communication security (COMSEC), security education,
emergency plans, classification
management, public release of information, violation and compromise of security and integrity of SIPRNET usage:

Assume administrative
duties as chief advisor to PM’s and PD on administrative issues with security, training, travel, telecommunications and property; Assist office personnel as needed with human resource issues; responsible for administrative programs to ensure compliance with regulation and policy; Formulate policy and procedures as needed for program administration;
Prepare and
administer briefings on security programs and
administrative services to PM personnel and support
security and facility inspections.

OCONUS TECHNICAL RATES AT NON- HAZARDOUS, NON-HARDSHIP DUTY LOCATIONS.
186	OCONUS TECHNICAL RATES AT NON- HAZARDOUS , NON- HARDSHIP DUTY LOCATIONS.	1. Senior Command, Control, Communicati ons, Computers and Intelligence (C4I) Systems Specialist.	*See Attachment 0002 Part B	*See Attachment 0002 Part B
187	OCONUS TECHNICAL RATES AT NON- HAZARDOUS , NON- HARDSHIP DUTY LOCATIONS.	2. Computer Systems Analyst, Intermediate	*See Attachment 0002 Part B	*See Attachment 0002 Part B
188	OCONUS TECHNICAL RATES AT NON- HAZARDOUS , NON- HARDSHIP DUTY LOCATIONS.	3. Computer Systems Analyst, Senior.	*See Attachment 0002 Part B	*See Attachment 0002 Part B
189	OCONUS TECHNICAL RATES AT NON- HAZARDOUS , NON- HARDSHIP DUTY LOCATIONS.	4. Configuration Management Specialist (B)	*See Attachment 0002 Part B	*See Attachment 0002 Part B

190	OCONUS TECHNICAL RATES AT NON- HAZARDOUS , NON- HARDSHIP DUTY LOCATIONS.	5. Configuration Management Specialist.	*See Attachment 0002 Part B	*See Attachment 0002 Part B
191	OCONUS TECHNICAL RATES AT NON- HAZARDOUS , NON- HARDSHIP DUTY LOCATIONS.	6. Director Enterprise Excellence.	*See Attachment 0002 Part B	*See Attachment 0002 Part B
192	OCONUS TECHNICAL RATES AT NON- HAZARDOUS , NON- HARDSHIP DUTY LOCATIONS.	7. Electronic Maintenance Chief.	*See Attachment 0002 Part B	*See Attachment 0002 Part B
193	OCONUS TECHNICAL RATES AT NON- HAZARDOUS , NON- HARDSHIP DUTY LOCATIONS.	8. Electronic Missile Systems Maintenance Technician.	*See Attachment 0002 Part B	*See Attachment 0002 Part B
194	OCONUS TECHNICAL RATES AT NON- HAZARDOUS , NON- HARDSHIP DUTY LOCATIONS.	9. Electronic Systems Maintenance Technician.	*Attachment 0002 Part B	*Attachment 0002 Part B
195	OCONUS TECHNICAL RATES AT NON- HAZARDOUS , NON- HARDSHIP DUTY LOCATIONS.	10. Electronics Technician III Maintenance .	*See Attachment 0002 Part B	*See Attachment 0002 Part B
196	OCONUS TECHNICAL RATES AT NON- HAZARDOUS , NON- HARDSHIP DUTY LOCATIONS.	11. Electronics Technician IV.	*See Attachment 0002 Part B	*See Attachment 0002 Part B
197	OCONUS TECHNICAL RATES AT NON- HAZARDOUS , NON-	12. Engineering Analyst (B).	*See Attachment 0002 Part B	*See Attachment 0002 Part B

HARDSHIP DUTY LOCATIONS.
198	OCONUS TECHNICAL RATES AT NON- HAZARDOUS , NON- HARDSHIP DUTY LOCATIONS.	13. Engineering Analyst (A).	*See Attachment 0002 Part B	*See Attachment 0002 Part B
199	OCONUS TECHNICAL RATES AT NON- HAZARDOUS , NON- HARDSHIP DUTY LOCATIONS.	14. Graphics Specialist.	*See Attachment 0002 Part B	*See Attachment 0002 Part B
200	OCONUS TECHNICAL RATES AT NON- HAZARDOUS , NON- HARDSHIP DUTY LOCATIONS.	15. Information Systems Operator Analyst.	*See Attachment 0002 Part B	*See Attachment 0002 Part B
201	OCONUS TECHNICAL RATES AT NON- HAZARDOUS , NON- HARDSHIP DUTY LOCATIONS.	16. Information Security (INFOSEC) Systems Engineer, Intermediate.	*See Attachment 0002 Part B	*See Attachment 0002 Part B
202	OCONUS TECHNICAL RATES AT NON- HAZARDOUS , NON- HARDSHIP DUTY LOCATIONS.	17. Information Security (INFOSEC) Systems Engineer, Journeyman.	*See Attachment 0002 Part B	*See Attachment 0002 Part B
203	OCONUS TECHNICAL RATES AT NON- HAZARDOUS , NON- HARDSHIP DUTY LOCATIONS.	18. Intelligence/ Electronic Warfare Maintainer.	*See Attachment 0002 Part B	*See Attachment 0002 Part B
204	OCONUS TECHNICAL RATES AT NON- HAZARDOUS , NON- HARDSHIP DUTY LOCATIONS.	19. IT Maintenance Technician.	*See Attachment 0002 Part B	*See Attachment 0002 Part B
205	OCONUS TECHNICAL	20. Military Operations	*See Attachment	*See Attachment 0002 Part B

	RATES AT NON- HAZARDOUS , NON- HARDSHIP DUTY LOCATIONS.	Specialist.	0002 Part B
206	OCONUS TECHNICAL RATES AT NON- HAZARDOUS , NON- HARDSHIP DUTY LOCATIONS.	21. Network Engineer.	*See Attachment 0002 Part B	*See Attachment 0002 Part B
207	OCONUS TECHNICAL RATES AT NON- HAZARDOUS , NON- HARDSHIP DUTY LOCATIONS.	22. Operations/R esearch Analyst, Senior.	*See Attachment 0002 Part B	*See Attachment 0002 Part B
208	OCONUS TECHNICAL RATES AT NON- HAZARDOUS , NON- HARDSHIP DUTY LOCATIONS.	23. Production Control Manager.	*See Attachment 0002 Part B	*See Attachment 0002 Part B
209	OCONUS TECHNICAL RATES AT NON- HAZARDOUS , NON- HARDSHIP DUTY LOCATIONS.	24. Project Director.	*See Attachment 0002 Part B	*See Attachment 0002 Part B
210	OCONUS TECHNICAL RATES AT NON- HAZARDOUS , NON- HARDSHIP DUTY LOCATIONS.	25. Project Leader.	*See Attachment 0002 Part B	*See Attachment 0002 Part B
211	OCONUS TECHNICAL RATES AT NON- HAZARDOUS , NON- HARDSHIP DUTY LOCATIONS.	26. Project Manager.	*See Attachment 0002 Part B	*See Attachment 0002 Part B
212	OCONUS TECHNICAL RATES AT NON- HAZARDOUS , NON- HARDSHIP DUTY	27. Senior Command, Control, Communicati ons, Computers and Intelligence	*See Attachment 0002 Part B	*See Attachment 0002 Part B

	LOCATIONS.	(C4I) Systems Specialist.
213	OCONUS TECHNICAL RATES AT NON- HAZARDOUS , NON- HARDSHIP DUTY LOCATIONS.	28. Site Manager / Senior Contractor Representati ve.	*See Attachment 0002 Part B	*See Attachment 0002 Part B
214	OCONUS TECHNICAL RATES AT NON- HAZARDOUS , NON- HARDSHIP DUTY LOCATIONS.	29. Senior Enterprise Management Support Specialist.	*See Attachment 0002 Part B	*See Attachment 0002 Part B
215	OCONUS TECHNICAL RATES AT NON- HAZARDOUS , NON- HARDSHIP DUTY LOCATIONS.	30. Senior System Administrator (Legacy Networks).	*See Attachment 0002 Part B	*See Attachment 0002 Part B
216	OCONUS TECHNICAL RATES AT NON- HAZARDOUS , NON- HARDSHIP DUTY LOCATIONS.	31. Senior Automated Data Processing Analyst.	*See Attachment 0002 Part B	*See Attachment 0002 Part B
217	OCONUS TECHNICAL RATES AT NON- HAZARDOUS , NON- HARDSHIP DUTY LOCATIONS.	32. System Engineer (Operations).	*See Attachment 0002 Part B	*See Attachment 0002 Part B
218	OCONUS TECHNICAL RATES AT NON- HAZARDOUS , NON- HARDSHIP DUTY LOCATIONS.	33. Systems Integration and Test Analyst (B).	*See Attachment 0002 Part B	*See Attachment 0002 Part B
219	OCONUS TECHNICAL RATES AT NON- HAZARDOUS , NON- HARDSHIP DUTY LOCATIONS.	34. Systems Integration and Test Analyst.	*See Attachment 0002 Part B	*See Attachment 0002 Part B

220	OCONUS TECHNICAL RATES AT NON- HAZARDOUS , NON- HARDSHIP DUTY LOCATIONS.	35. Systems Operations Analyst - Command, Control, Communicati ons, Computers and Intelligence (C4I).	*See Attachment 0002 Part B		*See Attachment 0002 Part B
221	OCONUS TECHNICAL RATES AT NON- HAZARDOUS , NON- HARDSHIP DUTY LOCATIONS.	36. Systems Operations Analyst (C4I systems).	*See Attachment 0002 Part B		*See Attachment 0002 Part B
222	OCONUS TECHNICAL RATES AT NON- HAZARDOUS , NON- HARDSHIP DUTY LOCATIONS.	37. Systems Operations Analyst - Command & Control (C2).	*See Attachment 0002 Part B		*See Attachment 0002 Part B
223	OCONUS TECHNICAL RATES AT NON- HAZARDOUS , NON- HARDSHIP DUTY LOCATIONS.	38. Telecommun ications Engineer.	*See Attachment 0002 Part B		*See Attachment 0002 Part B
224	OCONUS TECHNICAL RATES AT NON- HAZARDOUS , NON- HARDSHIP DUTY LOCATIONS.	39. Telecommun ications Specialist, Senior.	*See Attachment 0002 Part B		*See Attachment 0002 Part B
Foreign Military Sales.
225	Foreign Military Sales.	1. Project Manager 1.	Bachelor's Degree	5 years of experience.
Provides project
supervision and management for major program activities. Manages and directs technical project/program personnel to ensure objectives are met with top quality and levels of performance.
Manages large projects involving
multifunctional tasking and substantial complexity. Plans and supervises major system life cycle support

tasks/functions including requirements definition, acquisition, integration, test and evaluation, fielding/installation, and disposition.
226	Foreign Military Sales.	2. Project Manager 2.	Master's Degree	10 years of experience.
Provides project
supervision and management for major
program activities. Manages and directs
technical project/program personnel to ensure objectives are met with top quality and levels of performance. Manages large
projects involving multifunctional tasking and substantial
complexity. Plans and supervises major system life cycle
support tasks/functions including requirements
definition, acquisition, integration, test and evaluation,
fielding/installation, and disposition.

227	Foreign Military Sales.	3. Project Manager 3.	Master's Degree	15 years of experience.
Provides project supervision and management for major
program activities. Manages and directs technical project/program personnel to ensure objectives are met with top quality and
levels of performance. Manages large projects involving
multifunctional tasking and substantial complexity. Plans and supervises major system life cycle support
tasks/functions including requirements definition, acquisition, integration, test and evaluation, fielding/installation,
and disposition.

228	Foreign Military Sales.	4. Subject Matter Expert (SME) 1.	Bachelor's Degree	3 years of experience.	Works under guidelines established by supervisor. Receives instructions on specific assignment objectives, features, possible solutions, etc. Work is reviewed for consistency and completeness.
Applicable functional areas include systems engineering, network engineering, acquisition management, business process reengineering, specialty engineering (e.g., communications, systems safety, quality assurance, test and evaluation, human factors, reliability and maintainability, systems security etc.), organizational planning, financial management, acquisition logistics, configuration and data information systems, and support or program management.
Performs routine assignments associated with the
implementation of standard techniques, procedures and/or
criteria as they apply to the technical or administrative
discipline relating to the task. Using prescribed methods
and information supplied, prepares
draft inputs to program documentation as it
relates to any of the support functions. Reviews final draft documents for conformity to requirements and
completeness. Maintains management files.
Tracks preparation and delivery status of data deliverables.
Attends meetings, design reviews, working groups and
briefings. Reports issues and problems. Performs other related duties as assigned.

229	Foreign Military Sales.	5. Subject Matter Expert (SME) 2.	Bachelor's Degree	5 years of experience.	Works under general guidelines established by supervisor; receives overall instructions on specific assignment objectives, features, possible solutions, etc.

Assistance is
furnished on unusual problems and work is reviewed for consistency and completeness. Applicable functional areas include systems engineering, network engineering, acquisition management, business process reengineering,
specialty engineering (e.g., communications, systems safety, quality assurance, test and evaluation, human factors, reliability and maintainability, systems security etc.), organizational
planning, financial management, acquisition logistics,
configuration and data information systems, and support or
program management. Performs routine
assignments on a broad range of tasks associated with the
implementation of standard techniques, procedures and/or
criteria as they apply to the technical or administrative discipline relating to the task. Using prescribed methods and information
supplied, develops draft inputs to program documentation as it relates to any of the support functions. Reviews final draft documents for conformity to requirements and
completeness. Organizes and maintains
management files. Tracks preparation and delivery status of
required deliverables. Attends meetings, design reviews,
working groups and briefings. Reports issues and problems. Recommends solutions. May direct the activities other

personnel. Performs other related duties as assigned.
230	Foreign Military Sales.	6. Subject Matter Expert (SME) 3.	Bachelor's Degree	6 years of experience.
Works independently under general guidelines or
objectives. Possesses advanced technical and managerial skills;
fully knowledgeable and experienced in all aspects of a program or functional area. Applicable functional areas include systems engineering, network engineering, acquisition management,
business process reengineering, specialty engineering
(e.g., communications, systems safety, quality assurance, test and evaluation, human factors, reliability and maintainability,
systems security etc.), organizational planning, financial
management, acquisition logistics, configuration and data
information systems, and support or program
management. Manages a single systems acquisition
program/project or major functional area. Fully knowledgeable of all aspects of the program or programs under his/her management.
Establishes objectives and requirements. Develops budgets.
Develops program/project standards and
schedules. Monitors outside resources. Has experience or
extensive knowledge with the processes and procedures
relative to the functional area. Coordinates, reviews
and supervises work of assigned staff. Reviews/oversees the
preparation of all related documentation.

Conducts program reviews, meetings, etc. Performs other related duties as assigned
231	Foreign Military Sales.	7. Subject Matter Expert (SME) 4.	Bachelor's Degree	10 years of experience.
Works independently
under general guidelines or objectives. Possesses advanced technical and managerial skills; fully knowledgeable and experienced in all aspects of a program or functional area. Applicable functional areas include systems engineering, network engineering, acquisition management, business process reengineering,
specialty engineering
(e.g., communications, systems safety, quality
assurance, test and evaluation, human
factors, reliability and maintainability, systems security etc.), organizational planning, financial management,
acquisition logistics, configuration and data information systems, and support or program management. Manages a single
systems acquisition program/project or major functional area.
Fully knowledgeable of all aspects of the program or programs under his/her management. Establishes objectives
and requirements. Develops budgets. Develops
program/project standards and schedules. Monitors
outside resources. Has experience or extensive knowledge
with the processes and procedures relative to the
functional area. Coordinates, reviews and supervises work of assigned staff.
Reviews/oversees the preparation of all related

documentation. Conducts program reviews, meetings, etc. Performs other related duties as assigned.
232	Foreign Military Sales.	8. Business Process Analyst 1.	Bachelor's Degree	2 years of experience.
Applies process
improvement and reengineering
methodologies and principles to conduct
process modernization projects. Responsible for effective
transitioning of existing project teams and the facilitation of project teams in the accomplishment of project activities and objectives. Provides group facilitation, interviewing, training, and provides
additional forms of knowledge transfer. Key coordinator
between multiple project teams to ensure enterprise-
wide integration of reengineering efforts.

233	Foreign Military Sales.	9. Business Process Analyst 2.	Bachelor's Degree	8 years of experience.
Applies process improvement and reengineering
methodologies and principles to conduct process modernization projects. Responsible for effective transitioning of
existing project teams and the facilitation of project teams in the accomplishment of project activities and objectives. Provides group facilitation, interviewing, training, and provides additional forms of
knowledge transfer. Key coordinator between multiple
project teams to ensure enterprise- wide integration of
reengineering efforts.

234	Foreign Military Sales.	10. Business Process Analyst 3.	Bachelor's Degree	8 years of experience.	Applies process improvement and reengineering methodologies and principles to conduct process modernization projects. Responsible for effective transitioning of existing project teams and the facilitation of
project teams in the accomplishment of project activities and objectives. Provides group facilitation, interviewing, training, and provides additional forms of knowledge transfer. Key coordinator between multiple project teams to ensure enterprise- wide integration of reengineering efforts.

235	Foreign Military Sales.	11. Analyst 1.	Bachelor's Degree	2 years of experience.	Four (4) years of relevant experience will substitute for the bachelors degree.
Uses some subject- matter knowledge and judgment to complete assignments consisting of numerous steps that
vary in nature and sequence. Selects from alternative
methods and refers problems not solvable by adapting or
interpreting substantive guides, manuals, or
procedures. Typical duties include: assisting in a variety
of administrative matters; maintaining a wide variety of
financial or other records; verifying statistical reports for accuracy and completeness; and handling and adjusting complaints. May
require supervisory responsibility. Use a thorough knowledge of an office's work and routine to: 1) choose among widely varying methods and procedures to process complex transactions;
and 2) select or devise steps necessary to complete
assignments.

236	Foreign Military Sales.	12. Analyst 2.	Bachelor's Degree	5 years of experience.	Four (4) years of relevant experience will substitute for the bachelors degree.
Uses some subject-
matter knowledge and judgment to complete assignments consisting of numerous steps that vary in nature and sequence. Selects from alternative methods and refers problems not solvable by adapting or interpreting
substantive guides, manuals, or procedures. Typical duties include: assisting in a variety of administrative matters; maintaining a wide variety of financial or other records; verifying statistical reports for accuracy and completeness; and
handling and adjusting complaints. May require supervisory responsibility. Use a thorough knowledge of an office's work and routine to: 1) choose
among widely varying methods and
procedures to process complex transactions; and 2) select or devise steps necessary to complete assignments.

237	Foreign Military Sales.	13. Analyst 3.	Bachelor's Degree	7 years of experience.	Four (4) years of relevant experience will substitute for the bachelors degree.
Uses some subject-
matter knowledge and judgment to complete
assignments consisting of
numerous steps that vary in nature and sequence. Selects
from alternative methods and refers problems not solvable by adapting or interpreting substantive guides, manuals, or
procedures. Typical duties include: assisting in a variety
of administrative matters; maintaining a wide variety of
financial or other records; verifying statistical reports for accuracy and completeness; and handling and adjusting
complaints. May require supervisory responsibility. Use a
thorough knowledge
of an office's work and routine to: 1) choose
among widely varying methods and procedures to process complex transactions;
and 2) select or devise steps necessary to complete

assignments.
238	Foreign Military Sales.	14. Analyst 4.	Bachelor's Degree	8 years of experience.
Uses some subject-
matter knowledge and judgment to complete
assignments consisting of
numerous steps that vary in nature and sequence. Selects
from alternative methods and refers problems not solvable
by adapting or interpreting substantive guides, manuals, or
procedures. Typical duties include: assisting in a variety
of administrative matters; maintaining a wide variety of
financial or other records; verifying statistical reports for accuracy and completeness; and handling and adjusting
complaints. May require supervisory responsibility. Use a
thorough knowledge
of an office's work and routine to: 1) choose
among widely varying methods and procedures to process
complex transactions; and 2) select or devise steps necessary to complete assignments.

239	Foreign Military Sales.	15. Staff Action Officer 1.	Bachelor's Degree	4 years of experience.
Responsible for
applying business improvement and reengineering principles to organizational development and process modernization projects. Responsible for assisting in transitioning existing project teams, and facilitating project teams in the accomplishment of project activities and objectives.
Understand the fundamental drivers of
business
performance. Interpret data to discern
problems, identify opportunities, understand issues, and predict trends translate data into

powerful displays that facilitate others' understanding. Provide group facilitation, interviewing, training, surveys, and addition forms of knowledge transfer.
240	Foreign Military Sales.	16. Staff Action Officer 2.	Bachelor's Degree	6 years of experience.
Responsible for applying business improvement and
reengineering principles to organizational development and
process modernization projects. Responsible for assisting in transitioning existing project teams, and facilitating project teams in the accomplishment of project activities and
objectives. Understand the fundamental drivers of
business
performance. Interpret data to discern
problems, identify opportunities, understand issues,
and predict trends translate data into powerful displays that facilitate others' understanding. Provide group facilitation, interviewing, training, surveys, and addition forms of knowledge transfer.

241	Foreign Military Sales.	17. Administrativ e 1.	Must have a High School degree.	1 years of experience.
Administrative/technic
al work in management environment. Personal computer literate with knowledge of email, word processing, and spreadsheet software. Uses common office equipment, e.g., facsimile (fax) machines, copiers, projectors, and PC printers. Performs administrative
/technical support as directed, with
continual supervision. Applies skills and
knowledge in data management, document control, computer support, project control, and

related areas to individual and team efforts.
242	Foreign Military Sales.	18. Administrativ e 2	Must have a High School degree.	3 years of experience.
Administrative/technic al work in management
environment. Personal computer literate with knowledge of email, word processing, and spreadsheet software. Uses common office equipment, e.g., facsimile (fax) machines, copiers, projectors, and PC printers. Performs high quality project support. Will contact most levels of Government/client personnel. Handles
confidential information. Maintains logs, records, archives
and/or working files. Given minimum instruction and
supervision, handles correspondence, prepares reports,
arranges meetings and/or travel arrangements.

243	Foreign Military Sales.	19. Administrativ e 3.	Bachelor's Degree	3 years of experience.	Six (6) years of relevant experience will substitute for the bachelors degree.
Administrative/technic
al work in management
environment. Personal computer literate with knowledge of email, word processing, and spreadsheet software. Uses common office equipment, e.g., facsimile (fax) machines, copiers,
projectors, and PC printers. Performs high quality project
support. Will contact most levels of Government/client
personnel. Handles confidential information. Maintains
logs, records, archives and/or working files. Given minimum
instruction and supervision, handles correspondence,
prepares reports, arranges meetings and/or travel
arrangements. Performs quality assurance/quality control audits and develops quality

assurance/quality control procedures.
244	Risk	Manager, Journeyman.	Bachelor's Degree	Computer Science, Information Systems, Engineering , Business or related scientific or technical discipline.	5 Years of professional experience.	Eight years of direct relevant technical experience may be substituted for education.
Responsible for developing, monitoring and reporting
programmatic risk. Ability to outline and report against the programs strategic objectives and assess exposures and limits.
Provide analysis of potential risks and prepare risk mitigation plans as necessary. Develop and implement methodologies for the assessment of risk factors.

245	Risk	Manager, Senior.	Bachelor's Degree	Computer Science, Information Systems, Engineering , Business or related scientific or technical discipline.	10 Years of professional experience.	Ten years of direct relevant technical experience may be substituted for education.
Responsible for developing, monitoring and reporting
programmatic risk. Ability to outline and report against the programs strategic objectives and assess exposures and limits.
Provide analysis of potential risks and prepare risk mitigation plans as necessary. Develop and implement
methodologies for the assessment of risk factors.

246	Risk	Manager, Executive/Sc ientist.	Bachelor's Degree	Computer Science, Information Systems, Engineering , Business or related scientific or technical discipline.	15 years experience with Masters/PH D or 20 years with Bachelors degree.	May substitute 15 years of direct relevant experience for Masters/PHD or 10 years of direct relevant experience for Bachelors degree.
Responsible for
developing, monitoring and reporting
programmatic risk. Ability to outline and report against the programs strategic objectives and assess exposures and limits.
Provide analysis of potential risks and prepare risk mitigation plans as necessary. Develop and implement
methodologies for the assessment of risk factors.

247	ILS	Specialist I.	High School Diploma or GED equivalent
5 years of
recent full- time experience in Integrated Logistic Support
and System
Life Cycle
Support areas of DOD application. This shall include experience in maintenanc e planning, supply support, technical logistical data, packaging, handling, storage, and transportati
on.

Possess a minimum of
five years of recent
full-time experience in
Integrated Logistic
Support and System Life Cycle Support areas of DOD application. This shall include experience in maintenance planning, supply support, technical logistical data, packaging, handling, storage, and transportation.

248	ILS	Specialist II.	Associates Degree
5 years of experience upporting
manufacturi ng, repair, upgrade,
and refurbishme nt of equipment.
Additionally, possess experience
in preparing/e diting DOD
technical documents as well as
availability and maintainabil
ity (RAM) analysis of complex
mechanical and electronics
systems/eq uipment.

Supporting manufacturing, repair, upgrade, and
refurbishment of equipment. Additionally, possess
experience in preparing/editing DOD technical documents as well as availability and maintainability (RAM) analysis of complex mechanical
and electronics systems/equipment.

249	ILS	Specialist III.	Bachelor’s Degree.	6 years.	A minimum of six years of recent full time logistics experience in industry or Government supporting manufacturing, repair, upgrade, and refurbishment of
equipment. Additional experience with logistics integration requirements as applied to weapon systems is preferred. Must possess experience in preparing/editing DOD technical documents as well as availability and maintainability (RAM) analysis of complex mechanical and electronics systems/equipment.

250	Engineer	Staff Engineer/ Scientist I.	MS or PhD (typically in an engineering or scientific discipline).	More than fifteen years of related experience with some in a manageme nt role	Bachelors degree and at least 25 years experience.
Senior level engineers
or scientists with a high degree
ofexperience and knowledge in
engineering or scientific disciplines. They are
generallydepartment managers, senior section heads or
recognized individual contributors. Department managers
and senior section heads generally oversee the
performance of one of more significant projects that may
encompass multiple engineering or scientific disciplines.

251	Engineer	Senior Engineer/Chi ef Scientist.	PhD degree (typically in an engineering or scientific discipline)	15 or more years related experience.	Masters degree and 20 or more years related experience.
Established practitioners of one or more engineering or
scientific disciplines recognized by both peers and external community for accomplishments in engineering or
scientific disciplines. These disciplines include but are not limited to electronics, aeronautics, human factors,
manufacturing, product assurance, physical and
environmental safety, high altitude and space weather, civil engineering, structural/materials analyses and
acquisition.

252	Engineer	Telecommun ications Tower Climber.	Must possess a recognized degree,			Extensive knowledge, training, and experience, to successfully

			certificate, or professional standing.		demonstrate ability to climb telecommunications towers in accordance with industry standards, including but not limited to RF safety, personal fall safety systems, and ANSI standards.
253	Engineer	Linguist-- Non-Latin Alphabet; Linguist-- Romance Language.	Bachelor's Degree	Three (3) years of fluent use of designated language(s) .
Written and spoken
fluency in a designated foreign
(non-English) language; this may include, but is not
limited to: Dari, Pashto, Urdu, Arabic, Thai, Chinese, Korean
and other non-Latin alphabet languages. This is no pre-
specified Defense Language Proficiency Test (DLPT)
requirement as well as no pre-specified security clearance
requirement, although these may be called for as a task order
PWS specific requirement.

254	Engineer	Foreign Disclosure Assistant.	High School Diploma or GED equivalent
The FDA assists the foreign Disclosure Officer in the oversight for the release of technical data and classified information to foreign nationals, including but not limited to multiple vehicles such as
Export License, FMS cases, contractual instruments, and
material sourced and/or originated from various commands.
FDA must have successfully completed Foreign
Disclosure Training and have cognizance of the instructions and policies which the
FDO has to draw upon in order to accomplish
the mission. The Foreign Disclosure Assistant must have
experience directing the actions to develop, interpret, and
implement policies and give procedural guidance as well as exercise staff surveillance in the

Foreign Disclosure Policy Office or related enterprises.
255	Engineer	Software, Mid-Level I.	Bachelor's Degree	Engineering or Computer Science	3 years.	Perform in all phases of software design, development, documentation, and implementation.
256	Engineer	Software, Mid-Level II.	Bachelor's Degree	Electrical/El ectronic Engineering or Computer Science	7 years.	Perform in all phases of software design, development, documentation, and implementation
257	Engineer	Project Manager (Construction ).	High School Diploma or GED equivalent		Three (3) years experience in related project manageme nt oversight.
Provides project leadership to ensure that project
requirements for project execution, safety, quality, and
productivity are met. Maintains
effective client
relations that result in active cooperation and complies with company policies and procedures. Establishes project
baseline and ensures that it is fully documented, updated, and communicated to the project team as appropriate. Prepares contract summary and communicates to project leads. Reviews all project baseline
requirements and prepares a written scope of facilities and
services and communicates to project leads.
Establishes and maintains a fully documented change
control system that tracks all changes to the contract and
project baseline requirements or conditions.
Establishes and defines the project organization, project staffing requirements, and coordinates staffing with supporting
organization managers. Establishes,
communicates, implements, and maintains a current
Project Execution Plan

(PEP) and Project Procedures Manual (PPM).
258	Engineer	Project Controls (Construction ).	High School Diploma or GED equivalent	Three (3) years of Project Control experience in related area.
Prepares Project Controls activities for a project orassignment.
Develops work breakdown and project coding
structures for control and integrity of work defined by the
contract. Develops totally integrated EPC schedules/cost control programs. Recommends solutions or recovery
plans to schedule/cost impact or delays. Analyzes variances in cost and schedule performance against the plan, and
communicates the reasons for the issuance of variance
and proposed mitigation plans. Possesses practical experience in the use of the automated cost management systems

259	Engineer	HSE (Health, Safety, and Environment) Manager (Construction ).
Administers the HSE programs on the project at the direction of the project
manager. Responsible for site-wide HSE
programs and policies, incorporating appropriate HSE
standards. Audits HSE programs and site conditions at all work sites. Oversees incident investigations and conducts
investigations of incidents. Develops and presents
recommendations and advises all levels of management to
ensure balance
between productivity and the safety of team members, sub-

contractors, and
visitors. Maintains liaison with client representatives, company HSE personnel, and regulatory agencies. Maintains liaison with owners’ representatives, insurance carriers, the community, and corporate HSE group. Supports workers’ compensation interface. Provides regulatory interface. Produces and supports HSE
education and training programs.

260	Engineer	Project Engineer (Construction ).
Perform project
engineering functions involving
monitoring of
progress, preparation of procedures, documentation of communications and meetings, and identification / evaluation of project issues and problems. Conduct constructability reviews. Coordinate efforts of technical disciplines to assure integrated and complete designs that meet project requirements. Assist in management and coordination of
activities among all project functions and engineering
disciplines. Prepare project procedures for performance of
administrative, project, and design tasks in accordance with contractual obligations. Coordinate
preparation and delivery of project deliverables, design
documents. Provide coordination between design and
procurement/construct ion for integration of technical content and schedule activities.
Provide interface and communications link with the client’s

technical staff.
261	Engineer	Construction Superintende nt (Construction ).
Supervises the performance of all fieldconstruction activities within a discipline in conformance with plans, specifications,
schedules, and cost estimates. Coordinates the work
activities of all involved crafts. Manages and
coordinates the activities of contractors within an
area of assigned discipline in conjunction with
contracts administration group and ensures
compliance with project quality, safety, and security
requirements. Ensures that subordinates are trained and knowledgeable of specifications and work procedures, that this material is being utilized to ensure optimum efficiency, and that work is being performed in conformance with specified quality
requirements. Maintains effective schedule and cost
control within assigned field
functions of the project
and ensures adherence to these practices. Plans required work activities to ensure that design drawings, tools, equipment, and materials are available. Plays an active role in the development of the safety culture on the project, remains knowledgeable of safety policies and procedures. Performs work in conformance with plans, specifications, schedules, and cost
control estimates. Controls change/scope creep,
ensuring that all scope changes are quickly and properly
documented, and that change orders are approved prior to the performance of work.

262	Scientist	Chemist, Journeyman.	Bachelor's Degree	Chemistry	0-2 years.
Conducts exploratory research to produce new knowledge and
potential products; conceives, organizes, promotes, and
executes ideas and plans to increase chemistry's role in and contribution to the discovery and chemical approaches
to meet exploratory objectives in product discovery.

263	Scientist	Chemist, Intermediate	Bachelor's Degree	Chemistry	8-10 years.
Conducts exploratory
research to produce new knowledge and
potential products;
conceives, organizes, promotes, and
executes ideas and plans to increase
chemistry's role in and contribution to the discovery and chemical approaches to meet exploratory objectives in product discovery.

264	Scientist	Chemist, Senior	Bachelor's Degree	Chemistry	15+ years.
Conducts exploratory
research to produce new knowledge and
potential products;
conceives, organizes, promotes, and
executes ideas and plans to increase
chemistry's role in and contribution to the discovery and
chemical approaches to meet exploratory objectives in product discovery. 15+ Years experience with BS Chemistry.
Employees usually have advanced degree in field of
specialization.

265	Scientist	Biologist, Journeyman	Bachelor's Degree	Biology	0-2 years.	Studies origin, relationship, development, anatomy, functions,

and chemical
processes of living organisms. May include studies in the growth, structure, and development of bacteria and other microorganisms. Analyzes materials to determine their toxic or nontoxic properties. Performs biological chemical research in the development of biochemical detection equipment, pharmaceuticals, medical products, and biochemical processes. Conducts analysis on interactions of numerous chemical compounds. Performs qualitative and quantitative analyses of biochemical properties to determine integrated relationships.

266	Scientist	Biologist, Intermediate	Bachelor's Degree	Biology	8-10 years.
Studies origin,
relationship, development, anatomy, functions, and chemical processes of living organisms. May include studies in the growth, structure, and development of bacteria and other microorganisms. Analyzes materials to determine their toxic or nontoxic properties. Performs biological chemical research in the development of biochemical detection equipment, pharmaceuticals, medical products, and biochemical processes. Conducts analysis on interactions of numerous chemical compounds. Performs qualitative and quantitative analyses of biochemical properties to determine integrated relationships

267	Scientist	Biologist, Senior	Bachelor's Degree	Biology	15+ years.
Studies origin,
relationship, development, anatomy, functions, and chemical processes of living organisms. May include studies in the growth, structure, and development of bacteria and other microorganisms. Analyzes materials to determine their toxic or nontoxic properties. Performs biological chemical research in the development of biochemical detection equipment, pharmaceuticals, medical products, and biochemical processes. Conducts analysis on interactions of numerous chemical compounds. Performs qualitative and quantitative analyses of biochemical properties to determine integrated relationships.

268	Scientist	Physicist, Journeyman	Bachelor's Degree	Physics	0-2 years.
Conducts research into phases of atomic and molecular,
nuclear, solid state, thermal, and other physical phenomena. Develops theories based on observed results of experiments and predicts
phenomena based on theoretical considerations in
areas of application such as acoustics, electricity and
magnetism, electronics, heat, light, mechanics, radiation,
optics, and lasers. Conducts research into phases of
physical phenomena associated with the subjects of
mechanics, heat , light, sound, electricity,
pneumatics, lasers, optical systems, magnetism and radiation. Devises procedures for physical testing of materials. Conducts

instrument analyses to determine physical properties of materials. Applies methodology of physics to a particular physical property or phenomenon.
269	Scientist	Physicist, Intermediate	Bachelor's Degree	Physics	8-10 years.
Conducts research
into phases of atomic and molecular, nuclear, solid state, thermal, and other physical phenomena. Develops theories based on observed results of experiments and predicts phenomena based on theoretical considerations in areas of application such as acoustics, electricity and magnetism, electronics, heat, light, mechanics, radiation,
optics, and lasers. Conducts research into phases of
physical phenomena associated with the subjects of
mechanics, heat , light, sound, electricity, pneumatics, lasers, optical systems, magnetism and radiation. Devises
procedures for physical testing of materials. Conducts
instrument analyses to determine physical properties of
materials. Applies methodology of physics to a particular
physical property or phenomenon.

270	Scientist	Physicist, Senior.	Bachelor's Degree	Physics	15+ years.
Conducts research into phases of atomic and molecular,
nuclear, solid state, thermal, and other physical phenomena.
Develops theories based on observed results of experiments and predicts phenomena based on theoretical considerations in
areas of application such as acoustics, electricity and

magnetism,
electronics, heat, light, mechanics, radiation, optics, and lasers. Conducts research into phases of physical phenomena
associated with the subjects of mechanics, heat ,
light, sound, electricity, pneumatics, lasers, optical systems, magnetism and radiation. Devises procedures for
physical testing of materials. Conducts instrument analyses to determine physical properties of materials. Applies
methodology of physics to a particular physical property or
phenomenon. 15+ Years experience with BS Physics.
Employees usually have advanced degree in field of
specialization.

271	Scientist	Mathematicia n, Journeyman.	Bachelor's Degree	Mathematic s	0-2 years.
Conducts
mathematical analysis for the solution to scientific and engineering problems. Develops innovative mathematical principles or methods of application of mathematical theory to unexplored scientific studies.
Determines mathematical
principles involved and most efficient methodology for
solution of problems. Acts as an advisor or consultant on the application of mathematical analysis to scientific and
engineering problems. Performs research to discover new or
improved methods of application of mathematical theory
or analysis to new or unexplored areas of scientific investigation.

272	Scientist	Mathematicia n, Intermediate. .	Bachelor's Degree	Mathematic s	8-10 years.
Conducts
mathematical analysis for the solution to scientific and engineering problems. Develops innovative mathematical principles or methods of application of mathematical theory to unexplored scientific studies. Determines mathematical principles involved and most efficient methodology for solution of problems. Acts as an advisor or consultant on the application of mathematical analysis to scientific and
engineering problems. Performs research to discover new or
improved methods of application of mathematical theory
or analysis to new or unexplored areas of scientific investigation.

273	Scientist	Mathematicia n, Senior.	Bachelor's Degree	Mathematic s	15+ years.
Conducts
mathematical analysis for the solution to
scientific and engineering problems.
Develops innovative mathematical principles or methods of application of mathematical theory to unexplored scientific studies.
Determines mathematical principles involved
and most efficient methodology for solution of problems.
Acts as an advisor or consultant on the application of
mathematical analysis to scientific and engineering problems.
Performs research to discover new or improved methods of
application of mathematical theory or analysis to new or
unexplored areas of scientific investigation.
15+ Years experience with BS Mathematics.
Employees usually have advanced degree in field of

specialization.
274	Engineer	Chemical, Journeyman.	Bachelor's Degree	Chemical Engineering	0-2 years.
Conducts research to develop new and improved chemical
manufacturing processes. Designs chemical plant
equipment and devises processes for manufacture of
chemical products. Determines most effective arrangement
of operations such as mixing, crushing, heat transfer, distillation, oxidation, hydrogenation, and polymerization. Conduct research on
new and existing manufacturing processes, analyze
operating procedures, equipment and machinery functions,
and make recommendations for reducing processing
time and cost. Perform tests and take measurements in
order to determine the most efficient production methods
and develop instrumentation and control systems that
will safely and economically produce the highest quality product.

275	Engineer	Chemical, Intermediate.	Bachelor's Degree	Chemical Engineering	8-10 years.
Conducts research to
develop new and improved chemical
manufacturing processes. Designs
chemical plant equipment and devises processes for
manufacture of chemical products. Determines most
effective arrangement of operations such as mixing, crushing, heat transfer, distillation, oxidation, hydrogenation, and
polymerization. Conduct research on

new and existing
manufacturing processes, analyze operating procedures, equipment and machinery functions, and make recommendations for reducing processing time and cost. Perform tests and take measurements in order to determine the most efficient
production methods and develop instrumentation and
control systems that will safely and economically produce
the highest quality product.

276	Engineer	Chemical, Senior.	Bachelor's Degree	Chemical Engineering	15+ years.
Designs chemical plant equipment and devises processes for
manufacture of chemical products. Determines most
effective arrangement of operations such as mixing, crushing, heat transfer, distillation, oxidation, hydrogenation, and
polymerization. Conduct research on new and existing
manufacturing processes, analyze operating procedures, equipment and machinery functions, and make recommendations for
reducing processing time and cost. Perform tests and take
measurements in
order to determine the most efficient
production methods and develop instrumentation and
control systems that will safely and economically produce
the highest quality product. 15+ Years experience with BS
Chemical Engineering. Employees usually have advanced
degree in field of specialization.

277	Logistics	11. Training/Gra phic Designer I	Associate's Degree		Two (2) years experience performing in a related	Two (2) years experience in a related field or area sustitutes for the	Responsibility: Produces graphic sketches, designs, and copy layouts for online content.

				field or area.	Associates Degree requirements unless otherwise noted in the Task Order.
Determines size and
arrangement of illustrative material
and copy, selects style
and size of type, and arranges layout based upon available space, knowledge of layout principles, and aesthetic design concepts. Has knowledge of commonly-used concepts, practices, and procedures within a particular field. Relies on instructions and pre-established guidelines to perform the functions of the job. Works under immediate supervision. Primary job functions do not typically require exercising independent judgment.

278	Logistics	10. Training/Gra phic Designer II	Associate's Degree	Three (3) years experience performing in a related field or area	Three (3) years experience in a related field or area sustitutes for the Associates Degree requirements unless otherwise noted in the Task Order.
Responsibility: Produces copy layouts for on-line content.
Determines size and arrangement of illustrative material
and copy, selects style and size of type, and arranges layout based upon available space, knowledge of layout principles, and aesthetic design concepts. amiliar with standard concepts, practices, and
procedures within a particular field. Relies on limited experience and judgment to plan and accomplish goals. Performs a variety of tasks. Works under general supervision; typically reports to a manager.

279	Logistics	9. Training/Gra phic Designer III	Associate's Degree	6 years	Six (6) years experience in a related field or area sustitutes for the Associates Degree requirements unless otherwise noted in the Task Order.
Responsibility:
Produces graphic sketches, designs, storyboards, 3-D models and/or animation for a broad range of rich, photo- realistic animations. Ability to function effectively as part of a multidisciplinary team producing high-quality animations in a fast- paced work environment;

proficiency with state-
of-the-art software to produce accurate and innovative animations; ability to quickly learn and integrate new tools and technologies to meet customer
needs. Familiar with a variety of the field's
concepts, practices, and procedures. Relies on experience and judgment to plan and accomplish goals. Performs a variety of complicated tasks.
May act in liaison capacity with other departments,
divisions, and staff. Has developed management and
technical leadership skills. Typically reports to a manager. A wide degree of creativity and latitude is expected.

280	Logistics	14. Training/ SceneFram er I	Bachelor's Degree	0 year	HS Diploma with 1 years experience
Responsibility: Under close
supervision executes quality
assurance related tasks. Performs
rudimentary insertion of visual
and audio assets into screenplay
scenes. Technical assignments are
very specific.

281	Logistics	13. Training/ SceneFram er II	Bachelor's Degree	1 year	HS Diploma with 2 years experience
Responsibility: Under general
supervision executes scene
framing related tasks. Performs
insertion and manipulation of visual and audio
assets within screenplay scenes.
Possesses and applies general
knowledge of software
development approach.
Technical assignments are
broad.

282	Logistics	12. Training/	Bachelor's Degree	2 years	HS Diploma with 3 years	Responsibility: Plans, conducts,

		SceneFram er III			experience in the field or in a related area
oversees, and/or
manages scene framing related tasks. Performs complex manipulation of visual and audio assets within screenplay scenes. Ensures the continuity of team members work through out the simulation. Possesses and applies specific knowledge of software development approach.
Technical assignments are
broad.

283	Logistics	17. Training Modeler/An imator I	Associate's Degree	1 year	HS Diploma with 3 years experience in the field or in a related area
Responsibility: Under general
supervision produces
storyboards, 3-D
models and/or animations. Ability
to function
effectively as part of a multidisciplinary team; proficiency with state-of-the-art software to produce accurate and innovative animations; ability to quickly learn and integrate new tools and technologies. Relies on instructions and pre-established guidelines to
perform the
functions of the job.

284	Logistics	16. Training Modeler/An imator II	Associate's Degree	3 years	HS Diploma with 5 years experience in the field or in a related area
Responsibility:
Produces storyboards, 3-D models and/or animation for a broad range of rich, photo-realistic animations. Ability to function effectively as part of a multidisciplinary team producing
high-quality

animations in a fast-
paced work environment; proficiency with state-of-the-art software to produce accurate and innovative animations; ability to quickly learn and integrate new tools and technologies to meet customer needs.  Relies on instructions and pre-established guidelines to perform the functions of the job. Works under immediate supervision;
typically reports to a supervisor or
manager.

285	Logistics	15. Training Modeler/An imator III	Associate's Degree	5 years	HS Diploma with 7 years experience in the field or in a related area
Responsibility: Plans, conducts,
oversees, and/or manages modeling
and animation related tasks.
Produces storyboards, 3-D
models and/or animation for a
broad range of complex, rich,
photo-realistic animations. Ability
to function effectively as lead
for a multidisciplinary
team producing
high-quality models and animations in a
fast-paced work
environment;
proficiency with state-of-the-art software to produce accurate and innovative animations; ability to quickly learn and integrate new tools and technologies to meet customer needs. Ensures the continuity of team members work through out the simulation. Possesses and applies specific knowledge of software development approach. Technical assignments are broad.

Attachment 6.2.– Procedure for Electronic Invoice Submission

Electronic invoicing enables instantaneous submission of invoices, and provides vendors the capability  of  tracking  invoice  receipt,  approval  and  payment  online.  It  also  validates  the  data elements of the invoice against the terms and available funding under the Subcontract/Purchase Order.

The following information details the entire process that is followed for Booz Allen vendors to submit invoices to Booz Allen online and to check invoice history online.

Vendor Registration:
The first step to becoming an Invoice Online (IOL) vendor is to register on the IOL website at: https://iol.bah.com. Follow the steps below to register online:

Step 1: On the left side of the IOL Home Page, scroll down to the section titled “Register”. Click the blue underlined hyperlink for “Click Here to Register”.

Step 2: Carefully review the Terms & Conditions for invoicing online using IOL. Please note that your vendor payment terms (ex. Net 30) are not expedited by using IOL. Payment will still adhere to the specified payment terms. If you agree to all the Terms & Conditions, click “Agree” at the bottom of the screen.

Step 3: Complete the registration form with the appropriate information. Note that you may leave blank any information you do not have (ex. Booz Allen  Vendor Number). As an IOL vendor, click the first checkbox for: “If you plan on individual invoicing online, check this box”. Click “Submit” once you have completed the registration form.

Step 4: Your registration will be reviewed and evaluated by the IOL Systems Team. Once your registration has been approved, you will be provided with your IOL Username (your Booz Allen Vendor Number) and Password.

Submitting Online Invoices:
Once you have been provided with your username and password, you may logon to IOL and begin the process of submitting invoices.

Step 1: Logon to IOL at: https://iol.bah.com using the provided username and password.

Step 2: The IOL Home Page will be displayed, which is customized for each vendor. Your vendor name and address will be displayed in the upper left corner of the page. The page also displays two graphs, showing you a visual snapshot of the statuses of your invoices, and the total amount invoiced on IOL to date.

Step 3: To submit a new invoice, click the “New Invoice” link on the Home Page or found on the top navigation bar throughout the site.

Step 4: A list of all Subcontract/Purchase Order (PO) Numbers that are open with Booz Allen Hamilton at that time will appear. The list will display the Release Number (internal Booz Allen number), PO Date, Labor Category Description (of the first line item on the PO), and Contract Number. Using this information, locate the PO  that you wish to invoice against and click the blue highlighted PO Number.

Step 5: An online invoice with pre-populated data directly from the Purchase Order will appear. The top portion of the invoice requests information pertaining to the invoice you are about to submit. Note that required fields (explained below) are marked with an * asterisk:

•
Invoice Number – this is your company’s unique invoice number. Please note that duplicate invoice numbers cannot be processed by the Booz Allen Accounting System and may cause a delay in processing your invoice. Please ensure that duplicate invoice numbers are not used within a particular Purchase Order.

Invoice Prepared By, Phone, Email – refers to the name of the person preparing the invoice, their phone number and email address

•	Billing Start and End Date – refers to the period for which you are invoicing. This period must fall within the POP (Period of Performance) Start and End Dates in order to submit the invoice.

•
Check to ensure that the Remit To address displayed on the page is accurate. If the address is not accurate, please contact the Project Manager or Subcontracts Administrator responsible for the Subcontract or Purchase Order.

Step 6: The line items portion of the invoice will display all the line items for Labor, Travel, ODC, and Fee (where applicable). Line item totals, subtotals for each funding category, and Total Funding will be shown. At a glance, you can view the Total Amount Invoiced to Date, the Amount Allocated on the Purchase Order and the balance remaining, against which you may still invoice. Note that only those lines that still have funding available on them will be open and allow you to enter information.

IMPORTANT: Do NOT use the dollar sign or the comma when entering dollar amount data.

•      Comments – used if you have any notes or comments that are helpful in invoice processing.

•	This Invoice – enter the amount you wish to invoice at this time on each open line item. This field is displayed for FFP and CP type subcontracts.

•
Invoice Quantity – enter the number of hours you wish to invoice for at this time, as appropriate. The total line item invoiced amount will be auto-calculated using the rates entered on the Purchase Order. This field is displayed for a T&M type subcontract.

Step 7: Once all information has been entered, click “Continue” to proceed to the next page. Any error messages will be displayed in red font at the top of the page. A button at the bottom of the page will instruct you to “Go Back”. Correct the information and click “Continue” to proceed. If there are no error messages, you will be displayed with a summary page for you to view the invoice information entered and ensure that all information is correct. Once you are satisfied with the invoice, click “Submit” to proceed to the last step.

Step 8: The last step prior to submitting the invoice is to attach any necessary or supporting documentation that you may be required to submit (ex. timesheets, scanned receipts). To add an attachment, click the “Browse” button and locate the file on your computer for attaching. Click “Add Attachment” to attach the file to your invoice. You may attach as many files as necessary. Any format is accepted including: Word, Excel, PowerPoint, JPG, GIF, PDF. If you have access to a scanner and prefer to submit your receipts online vs. mailing receipts to Booz Allen, you may upload as an attachment the scanned receipt images. This will suffice as compliance with provision of receipts to Booz Allen.

Step 9: Once you have completed uploading all attachments (if any), click “Done” to send the invoice to Booz Allen for review and payment. A confirmation message will appear informing you that your invoice has now been routed for approval within Booz Allen. If you cannot submit scanned receipts online, you will need to submit either original or photocopied receipts to the Accounts

Payable department by mail or by fax with a printout of the IOL invoice submitted attached to the receipts. Send receipts to:

Booz Allen Hamilton,Inc. Accounts Payable Subcontracts
13200 Woodland Park Road, Herndon, VA 20171.
Fax number: 703-903-7480

Checking Invoice Status:
To check the status of your invoice, follow the steps below:

Step 1: Click the “Invoice History” link on the top navigation bar.

Step 2: You can either input an Invoice Number and Invoice Date if you are searching for a particular invoice, or simply click “Search” to view all invoices submitted through IOL.

Step 3: The PO Number, Release Number, Invoice Number, Invoice Date, Invoice Amount, and Status will be displayed for each invoice you have submitted on IOL. To open up an invoice, click the blue hyperlinked “Invoice Number” to view the invoice in read-only format. You may print this page to submit with your paper receipts to Booz Allen Accounts Payable.

If you have any questions while submitting an online invoice using IOL, please contact: Booz Allen Help Desk at 1-877-927-8278

Attachment 6.3– Sample Task Order

TASK ORDER

SUBCONTRACT NUMBER: TASK ORDER NUMBER: BETWEEN
BOOZ ALLEN HAMILTON INC.
AND Subcontractor

This Task Order is awarded under the terms and conditions of the above cited Subcontract. All other terms and conditions of the Subcontract, as amended, remain unchanged .

TASK TITLE:	Task_Order_Name
TYPE:	Firm-Fixed-Price, Level-of-Effort
PERIOD OF PERFORMANCE:	MM/DD/YY through MM/DD/YY
TASK ORDER CEILING VALUE:	$
TASK ORDER FUNDED VALUE:	$
PRIME CONTRACT NUMBER:	XX
STATEMENT OF WORK:	Attached
PROGRAM MANAGER:	X
SUBCONTRACTS ADMINISTRATOR:	X
FUNDING MOBILITY:

Funding is authorized based on the following estimated allocations:

Attachment 6.4– Reporting Executive Compensation and First-Tier Subcontract Template

****Booz Allen SCA to complete all yellow shaded cells****

****Subcontractor to complete all blue shaded cells****

SECTION 1 General Questions:

Description of information required
Subcontractor Name
Sub Recipient DUNS Number	DUNS Number must be 9 digits
Amount of Sub Award (Enter ceiling value and not funded value)	Enter the TOTAL ceiling value for the subcontract. Omit commas, Dollar signs, and cents
Sub Award Month	Month Subcontract was executed. Two digit number, example July = 07
Sub Award Year	Year Subcontract was executed. Enter 4 digit year
Sub Award Date	Award date of Subcontract in yyyy/mm/dd format
Short Description of Services	SHORT Description of the overall purpose and expected outcomes, OR results of the contract, including significant deliverables and, if appropriate, associated units of measure.:
Sub Award Number	Subcontract Number (to be entered by Booz Allen)
Sub Place of Performance City	Enter the city for the sub's primary place of performance.
Sub Place of Performance State	Enter the state for the sub's primary place of performance.
Sub Place of Performance Zip Code + 4	Enter zip code plus 4 digit extension for the sub's primary place of performance (must be exactly 9 digits -- do NOT type the hyphen) Example: 221023939 -- CORRECT 22102-3939 - - INCORRECT
Sub Place of Performance Country	Enter the country of the sub's primary place of performance. If POP is within the US, than enter "USA"

SECTION 2 Applicability for Sub Reporting of Compensation Information:

QUESTION 1:
During your preceding fiscal year, did your company (under this DUNS#) receive—
(a) 80 percent or more of your annual gross revenues in Federal contracts, subcontracts, loans, grants, subgrants, and/or cooperative agreements; AND
(b) $25,000,000 or more of your annual gross revenue from Federal awards?
-----------
If both (a) AND (b) are yes, select "YES", if not, select "NO" from the drop-down menu in the blue space to the right.

QUESTION 2:
Does the public  have access to information about the compensation of the Top-5 highest paid executives of your company through periodic reports filed under EITHER; section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m(a), 78o(d)) OR section 6104 of the Internal Revenue Code of 1986 [26 USC § 6104].’’
------------
Select either "YES" or "NO" from the drop-down menu, in the blue space to the right.

If you answered "YES" to question 1 AND you answered "NO" to question 2 above then you must enter the data in Section 3 below.
If you have any other combination of answers to questions 1 and 2 then you do not need to complete Section
3.

SECTION 3 Compensation of Highly Compensated Officers:

Enter the names of the top 5 highly compensated officers in descending order	Enter total compensation* earned in the preceding fiscal year per the instructions below:

*Total Compensation shall be calculated based on the sum of (1) through (6) below:
(1) Salary and bonus.
(2) Awards of stock, stock options, and stock appreciation rights. Use the dollar amount recognized for financial statement reporting purposes with respect to the fiscal year in accordance with the Statement of Financial Accounting Standards No. 123 (Revised 2004) (FAS 123R), Shared Based Payments.
(3) Earnings for services under non-equity incentive plans. This does not include group life, health, hospitalization or medical reimbursement plans that do not discriminate in favor of executives, and are available generally to all salaried employees.
(4) Change in pension value. This is the change in present value of defined benefit and actuarial pension plans.
(5) Above-market earnings on deferred compensation which is not tax-qualified.
(6) Other compensation, if the aggregate value of all such other compensation (e.g., severance, termination payments, value of life insurance paid on behalf of the employee, perquisites or property) for the executive exceeds $10,000

Attachment 6.5– City/State Wage Determinations

WD 05-2247 (Rev.-12) was first posted on www.wdol.gov on 06/17/2011
************************************************************************
************
REGISTER OF WAGE DETERMINATIONS UNDER By direction of the Secretary of Labor	U.S. DEPARTMENT OF LABOR THE SERVICE CONTRACT ACT WAGE AND HOUR DIVISION	EMPLOYMENT STANDARDS ADMINISTRATION
WASHINGTON D.C. 20210
| Wage Determination No.: 2005-2247
Diane C. Koplewski                                Division of  |                            Revision No.: 12
Director                     Wage Determinations|                                          Date Of Revision: 06/13/2011
                                                                |                                                                         State: Maryland

Area: Maryland Counties of Anne Arundel, Baltimore, Baltimore City, Carroll, Harford, Howard

**Fringe Benefits Required Follow the Occupational Listing** OCCUPATION CODE - TITLE FOOTNOTE RATE
01000 - Administrative Support And Clerical Occupations
01011 - Accounting Clerk I	15.08
01012 - Accounting Clerk II	16.92
01013 - Accounting Clerk III	22.30
01020 - Administrative Assistant	31.41
01040 - Court Reporter	21.84
01051 - Data Entry Operator I	14.38
01052 - Data Entry Operator II	15.69
01060 - Dispatcher, Motor Vehicle	17.87
01070 - Document Preparation Clerk	14.21
01090 - Duplicating Machine Operator	14.21
01111 - General Clerk I	14.88
01112 - General Clerk II	16.24
01113 - General Clerk III	18.23
01120 - Housing Referral Assistant	25.29
01141 - Messenger Courier	13.40
01191 - Order Clerk I	15.12
01192 - Order Clerk II	16.50
01261 - Personnel Assistant (Employment) I	18.15
01262 - Personnel Assistant (Employment) II	20.32
01263 - Personnel Assistant (Employment) III	22.65
01270 - Production Control Clerk	22.03
01280 - Receptionist	14.43
01290 - Rental Clerk	16.55
01300 - Scheduler, Maintenance	18.07
01311 - Secretary I	18.07
01312 - Secretary II	20.18
01313 - Secretary III	25.29

01320 - Service Order Dispatcher	16.13
01410 - Supply Technician	28.55
01420 - Survey Worker	20.03
01531 - Travel Clerk I	13.29
01532 - Travel Clerk II	14.36
01533 - Travel Clerk III	15.49
01611 - Word Processor I	15.63
01612 - Word Processor II	17.67
01613 - Word Processor III	19.95
05000 - Automotive Service Occupations
05005 - Automobile Body Repairer, Fiberglass                                                                                          22.54
05010 - Automotive Electrician                                                                                 23.51
05040 - Automotive Glass Installer                                                                                   22.15
05070 - Automotive Worker                                                                                 22.15
05110 - Mobile Equipment Servicer                                                                                     19.89
05130 - Motor Equipment Metal Mechanic                                                                                          24.10
05160 - Motor Equipment Metal Worker                                                                                         22.15
05190 - Motor Vehicle Mechanic                                                                                   24.10
05220 - Motor Vehicle Mechanic Helper                                                                                       18.92
05250 - Motor Vehicle Upholstery Worker                                                                                        21.81
05280 - Motor Vehicle Wrecker                                                                                  22.15
05310 - Painter, Automotive                                                                                23.51
05340 - Radiator Repair Specialist                                                                                   22.15
05370 - Tire Repairer                                                                           13.77
05400 - Transmission Repair Specialist                                                                                      24.10
07000 - Food Preparation And Service Occupations
07010 - Baker                                                                        13.85
07041 - Cook I                                                                        12.55
07042 - Cook II                                                                        14.60
07070 - Dishwasher                                                                            10.11
07130 - Food Service Worker                                                                                 10.66
07210 - Meat Cutter                                                                            17.72
07260 - Waiter/Waitress                                                                               9.04
09000 - Furniture Maintenance And Repair Occupations
09010 - Electrostatic Spray Painter                                                                                  18.13
09040 - Furniture Handler                                                                               14.06
09080 - Furniture Refinisher                                                                               17.69
09090 - Furniture Refinisher Helper                                                                                    15.15
09110 - Furniture Repairer, Minor                                                                                   16.42
09130 - Upholsterer                                                                           18.63
11000 - General Services And Support Occupations
11030 - Cleaner, Vehicles	10.54
11060 - Elevator Operator	10.54
11090 - Gardener	17.52
11122 - Housekeeping Aide	11.83
11150 - Janitor	11.83
11210 - Laborer, Grounds Maintenance	13.07
11240 - Maid or Houseman	11.26
11260 - Pruner	11.76
11270 - Tractor Operator	16.04
11330 - Trail Maintenance Worker	13.07

11360 - Window Cleaner	12.85
12000 - Health Occupations
12010 - Ambulance Driver	19.56
12011 - Breath Alcohol Technician	19.44
12012 - Certified Occupational Therapist Assistant	24.54
12015 - Certified Physical Therapist Assistant	23.03
12020 - Dental Assistant	17.18
12025 - Dental Hygienist	36.35
12030 - EKG Technician	26.77
12035 - Electroneurodiagnostic Technologist	26.77
12040 - Emergency Medical Technician	20.27
12071 - Licensed Practical Nurse I	19.07
12072 - Licensed Practical Nurse II	21.35
12073 - Licensed Practical Nurse III	24.13
12100 - Medical Assistant	15.01
12130 - Medical Laboratory Technician	18.04
12160 - Medical Record Clerk	17.42
12190 - Medical Record Technician	19.50
12195 - Medical Transcriptionist	17.93
12210 - Nuclear Medicine Technologist	37.60
12221 - Nursing Assistant I	10.80
12222 - Nursing Assistant II	12.14
12223 - Nursing Assistant III	13.98
12224 - Nursing Assistant IV	15.69
12235 - Optical Dispenser	16.90
12236 - Optical Technician	15.80
12250 - Pharmacy Technician	18.12
12280 - Phlebotomist	15.69
12305 - Radiologic Technologist	31.11
12311 - Registered Nurse I	27.64
12312 - Registered Nurse II	33.44
12313 - Registered Nurse II, Specialist	33.44
12314 - Registered Nurse III	40.13
12315 - Registered Nurse III, Anesthetist	40.13
12316 - Registered Nurse IV	48.10
12317 - Scheduler (Drug and Alcohol Testing)	21.73
13000 - Information And Arts Occupations
13011 - Exhibits Specialist I	19.08
13012 - Exhibits Specialist II	23.63
13013 - Exhibits Specialist III	28.91
13041 - Illustrator I	20.12
13042 - Illustrator II	24.91
13043 - Illustrator III	30.48
13047 - Librarian	33.88
13050 - Library Aide/Clerk	14.21
13054 - Library Information Technology Systems 30.60
Administrator
13058 - Library Technician	19.89
13061 - Media Specialist I	18.73
13062 - Media Specialist II	20.95
13063 - Media Specialist III	23.36

13071 - Photographer I	15.59
13072 - Photographer II	18.64
13073 - Photographer III	23.09
13074 - Photographer IV	25.14
13075 - Photographer V	30.39
13110 - Video Teleconference Technician	20.39
14000 - Information Technology Occupations
14041 - Computer Operator I                                                                                 18.92
14042 - Computer Operator II                                                                                 21.18
14043 - Computer Operator III                                                                                 23.60
14044 - Computer Operator IV                                                                                  26.22
14045 - Computer Operator V                                                                                  29.05
14071 - Computer Programmer I                                                                  (see 1)                      26.36
14072 - Computer Programmer II                                                                  (see 1)
14073 - Computer Programmer III                                                                  (see 1)
14074 - Computer Programmer IV                                                                   (see 1)
14101 - Computer Systems Analyst I                                                                   (see 1)
14102 - Computer Systems Analyst II                                                                   (see 1)
14103 - Computer Systems Analyst III                                                                   (see 1)
14150 - Peripheral Equipment Operator                                                                                       18.92
14160 - Personal Computer Support Technician                                                                                             26.22
15000 - Instructional Occupations
15010 - Aircrew Training Devices Instructor (Non-Rated)                                                                                               36.47
15020 - Aircrew Training Devices Instructor (Rated)                                                                                           44.06
15030 - Air Crew Training Devices Instructor (Pilot)                                                                                          52.81
15050 - Computer Based Training Specialist / Instructor                                                                                               36.47
15060 - Educational Technologist                                                                                   31.17
15070 - Flight Instructor (Pilot)                                                                              52.81
15080 - Graphic Artist                                                                            26.73
15090 - Technical Instructor                                                                               21.53
15095 - Technical Instructor/Course Developer                                                                                           28.96
15110 - Test Proctor                                                                           19.37
15120 - Tutor                                                                       19.37
16000 - Laundry, Dry-Cleaning, Pressing And Related Occupations
16010 - Assembler                                                                            9.88
16030 - Counter Attendant                                                                                9.88
16040 - Dry Cleaner                                                                           12.94
16070 - Finisher, Flatwork, Machine                                                                                     9.88
16090 - Presser, Hand                                                                              9.88
16110 - Presser, Machine, Drycleaning                                                                                       9.88
16130 - Presser, Machine, Shirts                                                                                   9.88
16160 - Presser, Machine, Wearing Apparel, Laundry                                                                                                9.88
16190 - Sewing Machine Operator                                                                                     13.78
16220 - Tailor                                                                       14.66
16250 - Washer, Machine                                                                                10.88
19000 - Machine Tool Operation And Repair Occupations
19010 - Machine-Tool Operator (Tool Room)                                                                                          20.49
19040 - Tool And Die Maker                                                                                23.34
21000 - Materials Handling And Packing Occupations
21020 - Forklift Operator                                                                             18.02
21030 - Material Coordinator                                                                                22.03

21040 - Material Expediter                                                                               22.03
21050 - Material Handling Laborer                                                                                    13.83
21071 - Order Filler                                                                          14.44
21080 - Production Line Worker (Food Processing)                                                                                             18.02
21110 - Shipping Packer                                                                              15.09
21130 - Shipping/Receiving Clerk                                                                                   15.09
21140 - Store Worker I                                                                            14.98
21150 - Stock Clerk                                                                           17.06
21210 - Tools And Parts Attendant                                                                                    18.02
21410 - Warehouse Specialist                                                                                  18.02
23000 - Mechanics And Maintenance And Repair Occupations
23010 - Aerospace Structural Welder                                                                                      26.97
23021 - Aircraft Mechanic I                                                                               25.69
23022 - Aircraft Mechanic II                                                                               26.97
23023 - Aircraft Mechanic III                                                                               28.33
23040 - Aircraft Mechanic Helper                                                                                   18.03
23050 - Aircraft, Painter                                                                            21.98
23060 - Aircraft Servicer                                                                            19.76
23080 - Aircraft Worker                                                                            21.01
23110 - Appliance Mechanic                                                                                 21.54
23120 - Bicycle Repairer                                                                             13.77
23125 - Cable Splicer                                                                            26.02
23130 - Carpenter, Maintenance                                                                                    21.40
23140 - Carpet Layer                                                                            21.27
23160 - Electrician, Maintenance                                                                                   27.98
23181 - Electronics Technician Maintenance I                                                                                          24.94
23182 - Electronics Technician Maintenance II                                                                                          26.07
23183 - Electronics Technician Maintenance III                                                                                          27.06
23260 - Fabric Worker                                                                             20.30
23290 - Fire Alarm System Mechanic                                                                                      22.91
23310 - Fire Extinguisher Repairer                                                                                  18.92
23311 - Fuel Distribution System Mechanic                                                                                         25.38
23312 - Fuel Distribution System Operator                                                                                        21.21
23370 - General Maintenance Worker                                                                                       21.43
23380 - Ground Support Equipment Mechanic                                                                                             25.69
23381 - Ground Support Equipment Servicer                                                                                           19.76
23382 - Ground Support Equipment Worker                                                                                           21.01
23391 - Gunsmith I                                                                           19.39
23392 - Gunsmith II                                                                           21.13
23393 - Gunsmith III                                                                           22.91
23410 - Heating, Ventilation And Air-Conditioning                                                                                          23.72
Mechanic
23411 - Heating, Ventilation And Air Contditioning                                                                                          24.56
Mechanic (Research Facility)
23430 - Heavy Equipment Mechanic                                                                                       22.91
23440 - Heavy Equipment Operator                                                                                      22.91
23460 - Instrument Mechanic                                                                                  23.58
23465 - Laboratory/Shelter Mechanic                                                                                      21.91
23470 - Laborer                                                                         14.98
23510 - Locksmith                                                                           21.90
23530 - Machinery Maintenance Mechanic                                                                                           23.12

23550 - Machinist, Maintenance	21.87
23580 - Maintenance Trades Helper	18.27
23591 - Metrology Technician I	23.58
23592 - Metrology Technician II	24.42
23593 - Metrology Technician III	25.12
23640 - Millwright	26.16
23710 - Office Appliance Repairer	21.24
23760 - Painter, Maintenance	21.91
23790 - Pipefitter, Maintenance	23.64
23810 - Plumber, Maintenance	22.29
23820 - Pneudraulic Systems Mechanic	22.91
23850 - Rigger	24.07
23870 - Scale Mechanic	21.13
23890 - Sheet-Metal Worker, Maintenance	22.91
23910 - Small Engine Mechanic	21.13
23931 - Telecommunications Mechanic I	28.17
23932 - Telecommunications Mechanic II	31.26
23950 - Telephone Lineman	27.41
23960 - Welder, Combination, Maintenance	22.91
23965 - Well Driller	22.91
23970 - Woodcraft Worker	22.91
23980 - Woodworker	19.39
24000 - Personal Needs Occupations
24570 - Child Care Attendant                                                                                12.73
24580 - Child Care Center Clerk                                                                                 15.95
24610 - Chore Aide                                                                           10.57
24620 - Family Readiness And Support Services                                                                                            15.66
Coordinator
24630 - Homemaker                                                                              17.24
25000 - Plant And System Operations Occupations
25010 - Boiler Tender                                                                            24.24
25040 - Sewage Plant Operator                                                                                   20.84
25070 - Stationary Engineer                                                                                24.24
25190 - Ventilation Equipment Tender                                                                                      19.21
25210 - Water Treatment Plant Operator                                                                                        20.84
27000 - Protective Service Occupations
27004 - Alarm Monitor                                                                             17.17
27007 - Baggage Inspector                                                                                12.71
27008 - Corrections Officer                                                                              22.80
27010 - Court Security Officer                                                                               24.72
27030 - Detection Dog Handler                                                                                  17.85
27040 - Detention Officer                                                                              22.80
27070 - Firefighter                                                                          24.63
27101 - Guard I                                                                         12.71
27102 - Guard II                                                                         17.85
27131 - Police Officer I                                                                           26.52
27132 - Police Officer II                                                                           29.67
28000 - Recreation Occupations
28041 - Carnival Equipment Operator	11.84
28042 - Carnival Equipment Repairer	12.31
28043 - Carnival Equpment Worker	9.24

28210 - Gate Attendant/Gate Tender                                                                                      13.01
28310 - Lifeguard                                                                          11.59
28350 - Park Attendant (Aide)                                                                                14.56
28510 - Recreation Aide/Health Facility Attendant                                                                                           10.62
28515 - Recreation Specialist                                                                                18.04
28630 - Sports Official                                                                           11.33
28690 - Swimming Pool Operator                                                                                    15.87
29000 - Stevedoring/Longshoremen Occupational Services
29010 - Blocker And Bracer                                                                                22.75
29020 - Hatch Tender                                                                             22.75
29030 - Line Handler                                                                            22.75
29041 - Stevedore I                                                                           21.24
29042 - Stevedore II                                                                           24.15
30000 - Technical Occupations
30010 - Air Traffic Control Specialist, Center (HFO)  (see 2)                                                                                                      39.92
30011 - Air Traffic Control Specialist, Station (HFO) (see 2)                                                                                                      26.84
30012 - Air Traffic Control Specialist, Terminal (HFO) (see 2)                                                                                                      29.56
30021 - Archeological Technician I                                                                                   19.80
30022 - Archeological Technician II                                                                                   22.60
30023 - Archeological Technician III                                                                                   27.98
30030 - Cartographic Technician                                                                                   27.98
30040 - Civil Engineering Technician                                                                                    26.41
30061 - Drafter/CAD Operator I	20.19
30062 - Drafter/CAD Operator II	22.60
30063 - Drafter/CAD Operator III	25.19
30064 - Drafter/CAD Operator IV	31.00
30081 - Engineering Technician I	22.92
30082 - Engineering Technician II	25.72
30083 - Engineering Technician III	28.79
30084 - Engineering Technician IV	35.64
30085 - Engineering Technician V	43.61
30086 - Engineering Technician VI	52.76
30090 - Environmental Technician	26.85
30210 - Laboratory Technician	23.38
30240 - Mathematical Technician	27.98
30361 - Paralegal/Legal Assistant I	20.82
30362 - Paralegal/Legal Assistant II	25.78
30363 - Paralegal/Legal Assistant III	31.54
30364 - Paralegal/Legal Assistant IV	38.16
30390 - Photo-Optics Technician	27.98
30461 - Technical Writer I	21.93
30462 - Technical Writer II	26.84
30463 - Technical Writer III	32.47
30491 - Unexploded Ordnance (UXO) Technician I	24.74
30492 - Unexploded Ordnance (UXO) Technician II	29.93
30493 - Unexploded Ordnance (UXO) Technician III	35.88
30494 - Unexploded (UXO) Safety Escort	24.74
30495 - Unexploded (UXO) Sweep Personnel	24.74
30620 - Weather Observer, Combined Upper Air Or	(see 2) 25.19
Surface Programs
30621 - Weather Observer, Senior (see 2)	27.98

31000- Transportation/Mobile Equipment Operation Occupations
31020 - Bus Aide	15.46
31030 - Bus Driver	20.85
31043 - Driver Courier	14.33
31260 - Parking and Lot Attendant	10.80
31290 - Shuttle Bus Driver	15.66
31310 - Taxi Driver	12.25
31361 - Truckdriver, Light	15.66
31362 - Truckdriver, Medium	17.90
31363 - Truckdriver, Heavy	19.30
31364 - Truckdriver, Tractor-Trailer	19.30
99000 - Miscellaneous Occupations
99030 - Cashier	10.03
99050 - Desk Clerk	11.16
99095 - Embalmer	23.05
99251 - Laboratory Animal Caretaker I	11.24
99252 - Laboratory Animal Caretaker II	12.28
99310 - Mortician	29.35
99410 - Pest Controller	17.69
99510 - Photofinishing Worker	13.20
99710 - Recycling Laborer	16.17
99711 - Recycling Specialist	18.01
99730 - Refuse Collector	15.26
99810 - Sales Clerk	12.09
99820 - School Crossing Guard	13.43
99830 - Survey Party Chief	21.94
99831 - Surveying Aide	11.95
99832 - Surveying Technician	18.23
99840 - Vending Machine Attendant	14.42
99841 - Vending Machine Repairer	17.79
99842 - Vending Machine Repairer Helper	14.42

ALL OCCUPATIONS LISTED ABOVE RECEIVE THE FOLLOWING BENEFITS:

HEALTH & WELFARE: $3.59 per hour or $143.60 per week or $622.27 per month

VACATION: 2 weeks paid vacation after 1 year of service with a contractor or successor; 3 weeks after 8 years, and 4 weeks after 15 years. Length of service includes the whole span of continuous service with the present contractor or successor, wherever employed, and with the predecessor contractors in the performance of similar work at the same Federal facility. (Reg. 29 CFR 4.173)

HOLIDAYS: A minimum of ten paid holidays per year, New Year's Day, Martin Luther King Jr's Birthday, Washington's Birthday, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans' Day, Thanksgiving Day, and Christmas Day. (A contractor may substitute for any of the named holidays another day off with pay in accordance with a plan communicated to the employees involved.) (See 29 CFR 4174)

THE OCCUPATIONS WHICH HAVE NUMBERED FOOTNOTES IN PARENTHESES RECEIVE THE FOLLOWING:

1) COMPUTER EMPLOYEES: Under the SCA at section 8(b), this wage determination does not apply to any employee who individually qualifies as a bona fide executive, administrative, or professional employee as defined in 29 C.F.R. Part 541. Because most Computer System Analysts and Computer Programmers who are compensated at a rate not less than $27.63 (or on a salary or fee basis at a rate not less than $455 per week) an hour would likely qualify as exempt computer professionals, (29 C.F.R. 541.
400) wage rates may not be listed on this wage determination for all occupations within those job families. In addition, because this wage determination may not list a wage rate for some or all occupations within those job families if the survey data indicates that the prevailing wage rate for the occupation equals or exceeds
$27.63 per hour conformances may be necessary for certain nonexempt employees. For example, if an individual employee is nonexempt but nevertheless performs duties within the scope of one of the Computer Systems Analyst or Computer Programmer occupations for which this wage determination does not specify an SCA wage rate, then the wage rate for that employee must be conformed in accordance with the conformance procedures described in the conformance note included on this wage determination.

Additionally, because job titles vary widely and change quickly in the computer industry, job titles are not determinative of the application of the computer professional exemption. Therefore, the exemption applies only to computer employees who satisfy the compensation requirements and whose primary duty consists of:
(1) The application of systems analysis techniques and procedures, including consulting with users, to determine hardware, software or system functional specifications;

(2) The design, development, documentation, analysis, creation, testing or modification of computer systems or programs, including prototypes, based on and related to user or system design specifications;
(3) The design, documentation, testing, creation or modification of computer programs related to machine operating systems; or
(4) A combination of the aforementioned duties, the performance of which requires the same level of skills. (29 C.F.R. 541.400).

2) AIR TRAFFIC CONTROLLERS AND WEATHER OBSERVERS - NIGHT PAY & SUNDAY PAY: If you work at night as part of a regular tour of duty, you will earn a night differential and receive an additional 10% of basic pay for any hours worked between 6pm and 6am. If you are a full-time employed (40 hours a week) and Sunday is part of your regularly scheduled workweek, you are paid at your rate of basic pay plus a Sunday premium of 25% of your basic rate for each hour of Sunday work which is not overtime (i.e. occasional work on Sunday outside the normal tour of duty is considered overtime work).

HAZARDOUS PAY DIFFERENTIAL: An 8 percent differential is applicable to employees employed in a position that represents a high degree of hazard when working with or in close proximity to ordinance, explosives, and incendiary materials. This includes work such as screening, blending, dying, mixing, and pressing of sensitive ordance, explosives, and pyrotechnic compositions such as lead azide, black powder and photoflash powder. All dry-house activities involving propellants or explosives. Demilitarization, modification, renovation, demolition, and maintenance operations on sensitive ordnance, explosives and incendiary materials. All operations involving regrading and cleaning of artillery ranges.

A 4 percent differential is applicable to employees employed in a position that represents a low degree of hazard when working with, or in close proximity to ordance, (or employees possibly adjacent to) explosives and incendiary materials which involves potential injury such as laceration of hands, face, or arms of the employee engaged in the operation, irritation of the skin, minor burns and the like; minimal damage to immediate or adjacent work area or equipment being used. All operations involving, unloading, storage, and hauling of ordance, explosive, and incendiary ordnance material other than small arms ammunition. These differentials are only applicable to work that has been specifically designated by the agency for ordance, explosives, and incendiary material differential pay.

** UNIFORM ALLOWANCE **

If employees are required to wear uniforms in the performance of this contract (either by the terms of the Government contract, by the employer, by the state or local law, etc.), the cost of furnishing such uniforms and maintaining (by laundering or dry cleaning) such uniforms is an expense that may not be borne by an employee where such cost reduces the hourly rate below that required by the wage determination. The Department of Labor will accept payment in accordance with the following standards as compliance:

The contractor or subcontractor is required to furnish all employees with an adequate number of uniforms without cost or to reimburse employees for the actual cost of the uniforms. In addition, where uniform cleaning and maintenance is made the responsibility of the employee, all contractors and subcontractors subject to this wage determination shall (in the absence of a bona fide collective bargaining agreement providing for a different amount, or the furnishing of contrary affirmative proof as to the actual cost), reimburse all employees for such cleaning and maintenance at a rate of $3.35 per week (or $.67 cents per day). However, in those instances where the uniforms furnished are made of "wash and wear"
materials, may be routinely washed and dried with other personal garments, and do not require any special treatment such as dry cleaning, daily washing, or commercial laundering in order to meet the cleanliness or appearance standards set by the terms of the Government contract, by the contractor, by law, or by the nature of the work, there is no requirement that employees be reimbursed for uniform maintenance costs.

The duties of employees under job titles listed are those described in the "Service Contract Act Directory of Occupations", Fifth Edition, April 2006, unless otherwise indicated. Copies of the Directory are available on the Internet. A links to the Directory may be found on the WHD home page at http://www.dol. gov/esa/whd/ or through the Wage Determinations On-Line (WDOL) Web site at http://wdol.gov/.

REQUEST FOR AUTHORIZATION OF ADDITIONAL CLASSIFICATION AND WAGE RATE {Standard Form
1444 (SF 1444)} Conformance Process:

The contracting officer shall require that any class of service employee which is not listed herein and which is to be employed under the contract (i.e., the work to be performed is not performed by any classification listed in the wage determination), be classified by the contractor so as to provide a reasonable relationship (i.e., appropriate level of skill comparison) between such unlisted classifications and the classifications listed in the wage determination. Such conformed classes of employees shall be paid the monetary wages and furnished the fringe benefits as are determined. Such conforming process shall be initiated by the contractor prior to the performance of contract work by such unlisted class(es) of employees. The conformed classification, wage rate, and/or fringe benefits shall be retroactive to the commencement date of the contract. {See Section 4.6 (C)(vi)} When multiple wage determinations are included in a contract, a separate SF 1444 should be prepared for each wage determination to which a class(es) is to be conformed.

The process for preparing a conformance request is as follows:

1) When preparing the bid, the contractor identifies the need for a conformed occupation(s) and computes a proposed rate(s).

2) After contract award, the contractor prepares a written report listing in order proposed classification title(s), a Federal grade equivalency (FGE) for each proposed classification(s), job description(s), and rationale for proposed wage rate(s), including information regarding the agreement or disagreement of the authorized representative of the employees involved, or where there is no authorized representative, the employees themselves. This report should be submitted to the contracting officer no later than 30 days after such unlisted class(es) of employees performs any contract work.

3) The contracting officer reviews the proposed action and promptly submits a report of the action, together with the agency's recommendations and pertinent information including the position of the contractor and the employees, to the Wage and Hour Division, Employment Standards Administration, U.S. Department of Labor, for review. (See section 4.6(b)(2) of Regulations 29 CFR Part 4).

4) Within 30 days of receipt, the Wage and Hour Division approves, modifies, or disapproves the action via transmittal to the agency contracting officer, or notifies the contracting officer that additional time will be required to process the request.

5) The contracting officer transmits the Wage and Hour decision to the contractor.

6) The contractor informs the affected employees.

Information required by the Regulations must be submitted on SF 1444 or bond paper.

When preparing a conformance request, the "Service Contract Act Directory of Occupations" (the Directory) should be used to compare job definitions to insure that duties requested are not performed by a classification already listed in the wage determination. Remember, it is not the job title, but the required tasks that determine whether a class is included in an established wage determination. Conformances may not be used to artificially split, combine, or subdivide classifications listed in the wage determination.

Attachment 6.6– Subcontractor Service Contract Act Certification

Date: 22 October 2012

To: Cogility Software Corporation

Ref: Subcontract Number: 102002SB0P Subj: Service Contract Act Compliance
This subcontract, referenced above, includes the Service Contract Act and a Wage Determination. Please review and ensure that Cogility Software Corporation is complying with the mandated compensation requirements of the applicable Service Contract Act Wage Determination, to include wage rates and fringe benefits (Health & Welfare, Holidays and Vacation, etc.).

In order to confirm Cogility Software Corporation accepts that the work they will be performing is covered by the Service Contract Act and that Cogility Software Corporation will comply with the Service Contract Act and any requirements contained in any applicable wage determination, please sign below and return to the undersigned Subcontract Administrator prior to execution of this Subcontract agreement. Thank you for your attention to this matter. If you have any questions, feel free to contact the undersigned.

Sincerely,

BOOZ ALLEN HAMILTON
Nick D’Abbraccio
Subcontracts Administrator

Subcontractor Certification of Compliance
I certify that we are in compliance with the requirements of the Service Contract Act and Wage Determination incorporated in the above referenced subcontract.

SEE SIGNATURE BLOCK ON LAST PAGE

_________________________________________________________________
Name                                Title                                           Date

SIGNATURE AND AUTHORIZATION

EACH PARTY REPRESENTS THAT IT HAS READ THIS ENTIRE SUBCONTRACT AND AGREES TO PERFORM IN ACCORDANCE WITH THE TERMS AND CONDITIONS CONTAINED HEREIN. EACH SIGNATORY TO THIS DOCUMENT WARRANTS BY AFFIXING HIS OR HER DIGITAL SIGNATURE BELOW  THAT  HE  OR  SHE  IS  DULY  AUTHORIZED  TO  BIND  THE  PARTY  WHOM  SUCH SIGNATORY REPRESENTS.

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